Exhibit 99.1
                                                 ------------

                                                                EXECUTION COPY
                                                                --------------


------------------------------------------------------------------------------

                         GSAA HOME EQUITY TRUST 2006-1


                           ASSET-BACKED CERTIFICATES


                                 SERIES 2006-1


                               MASTER SERVICING


                                      and


                                TRUST AGREEMENT


                                     among


                         GS MORTGAGE SECURITIES CORP.,
                                  Depositor,


                        U.S. BANK NATIONAL ASSOCIATION,
                                    Trustee


                     DEUTSCHE BANK NATIONAL TRUST COMPANY
                                      and
                  JPMORGAN CHASE BANK, NATIONAL ASSOCIATION,
                                  Custodians


                                      and


                  JPMORGAN CHASE BANK, NATIONAL ASSOCIATION,
                 Master Servicer and Securities Administrator


                             Dated January 1, 2006



------------------------------------------------------------------------------

                                             TABLE OF CONTENTS

                                                                                                       Page
                                                                                                       ----

                                                 ARTICLE I

                                                DEFINITIONS

Section 1.01  Definitions...............................................................................11

                                                ARTICLE II

                       CONVEYANCE OF MORTGAGE LOANS; REPRESENTATIONS AND WARRANTIES

Section 2.01  Conveyance of Mortgage Loans..............................................................43
Section 2.02  Acceptance by the Custodians of the Mortgage Loans........................................45
Section 2.03  Execution and Delivery of Certificates....................................................46
Section 2.04  REMIC Matters.............................................................................47
Section 2.05  Representations and Warranties of the Depositor...........................................47
Section 2.06  Representations and Warranties of JPMorgan................................................48
Section 2.07  Representations and Warranties of Deutsche Bank...........................................49

                                               ARTICLE III

                                              TRUST ACCOUNTS

Section 3.01  Excess Reserve Fund Account; Distribution Account.........................................50
Section 3.02  Investment of Funds in the Distribution Account...........................................51

                                                ARTICLE IV

                                               DISTRIBUTIONS

Section 4.01  Priorities of Distribution................................................................53
Section 4.02  Monthly Statements to Certificateholders..................................................58
Section 4.03  Allocation of Applied Realized Loss Amounts...............................................61
Section 4.04  Certain Matters Relating to the Determination of LIBOR....................................61
Section 4.05  Supplemental Interest Trust...............................................................62
Section 4.06  Trust's Obligations under the Interest Rate Swap Agreement; Replacement and Termination of the Interest Rate Swap Agreement ......................................63

                                                 ARTICLE V

                                             THE CERTIFICATES

                                                    i

Section 5.01  The Certificates..........................................................................64
Section 5.02  Certificate Register; Registration of Transfer and Exchange of Certificates...............65
Section 5.03  Mutilated, Destroyed, Lost or Stolen Certificates.........................................70
Section 5.04  Persons Deemed Owners.....................................................................71
Section 5.05  Access to List of Certificateholders' Names and Addresses.................................71
Section 5.06  Maintenance of Office or Agency...........................................................71

                                                ARTICLE VI

                                               THE DEPOSITOR

Section 6.01  Liabilities of the Depositor..............................................................71
Section 6.02  Merger or Consolidation of the Depositor..................................................71
Section 6.03  Limitation on Liability of the Depositor and Others.......................................72
Section 6.04  Servicing Compliance Review...............................................................72
Section 6.05  Option to Purchase Defaulted Mortgage Loans...............................................72

                                              . ARTICLE VII

                                             SERVICER DEFAULT

Section 7.01  Events of Default.........................................................................73
Section 7.02  Master Servicer to Act; Appointment of Successor..........................................73
Section 7.03  Master Servicer to Act as Servicer........................................................74
Section 7.04  Notification to Certificateholders........................................................75

                                               ARTICLE VIII

                                 CONCERNING THE TRUSTEE AND THE CUSTODIANS

Section 8.01  Duties of the Trustee and the Custodians..................................................75
Section 8.02  Custodial Responsibilities................................................................76
Section 8.03  Certain Matters Affecting the Trustee and the Custodians..................................76
Section 8.04  Trustee and Custodians Not Liable for Certificates or Mortgage Loans......................78
Section 8.05  Trustee May Own Certificates..............................................................78
Section 8.06  Trustee's Fees and Expenses...............................................................78
Section 8.07  Eligibility Requirements for the Trustee..................................................79
Section 8.08  Resignation and Removal of the Trustee....................................................80
Section 8.09  Successor Trustee.........................................................................81
Section 8.10  Merger or Consolidation of the Trustee or the Custodians..................................81
Section 8.11  Appointment of Co-Trustee or Separate Trustee.............................................81
Section 8.12  Tax Matters...............................................................................82
Section 8.13  [Reserved]................................................................................86
Section 8.14  Tax Classification of the Excess Reserve Fund Account and the Interest
                Rate Swap Agreement.....................................................................86
Section 8.15  Custodial Responsibilities................................................................87

                                                    ii

                                                ARTICLE IX

                        ADMINISTRATION OF THE MORTGAGE LOANS BY THE MASTER SERVICER

Section 9.01  Duties of the Master Servicer; Enforcement of Servicer's Obligations......................88
Section 9.02  Maintenance of Fidelity Bond and Errors and Omissions Insurance...........................89
Section 9.03  Representations and Warranties of the Master Servicer.....................................89
Section 9.04  Master Servicer Events of Default.........................................................91
Section 9.05  Waiver of Default.........................................................................93
Section 9.06  Successor to the Master Servicer..........................................................93
Section 9.07  Compensation of the Master Servicer.......................................................94
Section 9.08  Merger or Consolidation...................................................................95
Section 9.09  Resignation of the Master Servicer........................................................95
Section 9.10  Assignment or Delegation of Duties by the Master Servicer.................................95
Section 9.11  Limitation on Liability of the Master Servicer............................................95
Section 9.12  Indemnification; Third Party Claims.......................................................96

                                                 ARTICLE X

                                  CONCERNING THE SECURITIES ADMINISTRATOR

Section 10.01  Duties of Securities Administrator.......................................................97
Section 10.02  Certain Matters Affecting the Securities Administrator...................................98
Section 10.03  Securities Administrator Not Liable for Certificates or Mortgage Loans..................100
Section 10.04  Securities Administrator May Own Certificates...........................................100
Section 10.05  Securities Administrator's Fees and Expenses............................................100
Section 10.06  Eligibility Requirements for Securities Administrator...................................101
Section 10.07  Resignation and Removal of Securities Administrator.....................................102
Section 10.08  Successor Securities Administrator......................................................103
Section 10.09  Merger or Consolidation of Securities Administrator.....................................103
Section 10.10  Assignment or Delegation of Duties by the Securities Administrator......................103

                                                ARTICLE XI

                                                TERMINATION

Section 11.01  Termination upon Liquidation or Purchase of the Mortgage Loans..........................104
Section 11.02  Final Distribution on the Certificates..................................................105
Section 11.03  Additional Termination Requirements.....................................................106

                                                ARTICLE XII

                                         MISCELLANEOUS PROVISIONS

Section 12.01  Amendment...............................................................................107

                                                    iii

Section 12.02  Recordation of Agreement; Counterparts..................................................109
Section 12.03  Governing Law...........................................................................109
Section 12.04  Intention of Parties....................................................................109
Section 12.05  Notices.................................................................................110
Section 12.06  Severability of Provisions..............................................................111
Section 12.07  Limitation on Rights of Certificateholders..............................................111
Section 12.08  Certificates Nonassessable and Fully Paid...............................................112
Section 12.09  Waiver of Jury Trial....................................................................112

                                               ARTICLE XIII

                                          EXCHANGE ACT REPORTING

Section 13.01  Filing Obligations......................................................................112
Section 13.02  Form 10-D Filings.......................................................................113
Section 13.03  Form 8-K Filings........................................................................114
Section 13.04  Form 10-K Filings.......................................................................114
Section 13.05  Sarbanes-Oxley Certification............................................................115
Section 13.06  Form 15 Filing..........................................................................115
Section 13.07  Report on Assessment of Compliance and Attestation......................................116
Section 13.08  Use of Subservicers and Subcontractors..................................................117


                                                    iv

                                   SCHEDULES

Schedule I        Mortgage Loan Schedule

                                   EXHIBITS


Exhibit A         Form of Class A, Class M and Class B Certificates

Exhibit B         Form of Class P Certificates

Exhibit C         Form of Class R-1 and Class R-2 Certificates

Exhibit D         Form of Class X Certificate

Exhibit E         Form of Initial Certification of Trustee

Exhibit F         Form of Document Certification and Exception Report of
                  Custodian

Exhibit G         Form of Residual Transfer Affidavit

Exhibit H         Form of Transferor Certificate

Exhibit I         Form of Rule 144A Letter

Exhibit J         [RESERVED]

Exhibit K         [RESERVED]

Exhibit L         Amended and Restated Mortgage Loan Flow Purchase, Sale &
                  Servicing Agreement, dated as of December 1, 2005, between
                  Goldman Sachs Mortgage Company and PHH Mortgage Corporation
                  (formerly known as Cendant Mortgage Corporation) and
                  Bishop's Gate Residential Mortgage Trust (formerly known as
                  Cendant Residential Mortgage Trust)

Exhibit M         Amended and Restated Master Mortgage Loan Purchase
                  Agreement, dated as of November 1, 2005, between GreenPoint
                  Mortgage Funding, Inc. and Goldman Sachs Mortgage Company

Exhibit N         Servicing Agreement, dated as of November 1, 2005, between
                  GreenPoint Mortgage Funding, Inc. and Goldman Sachs Mortgage
                  Company

Exhibit O         Amended and Restated Flow Seller's Warranties and Servicing
                  Agreement, dated as of December 1, 2005, between Goldman
                  Sachs Mortgage Company and SunTrust Mortgage, Inc.

Exhibit P         Amended and Restated Master Mortgage Loan Purchase
                  Agreement, dated on or about January 1, 2006 between Countrywide Home Loans, Inc. and Goldman Sachs Mortgage
                  Company

Exhibit Q         Servicing Agreement, dated on or about January 1, 2006
                  between Countrywide Home Loans Servicing LP and Goldman Sachs
                  Mortgage Company

Exhibit R         Form of Master Loan Purchase Agreement, between various
                  sellers and Goldman Sachs Mortgage Company

Exhibit S         Flow Servicing Agreement, dated as of May 1, 2005, between
                  Countrywide Home Loans Servicing LP and Goldman Sachs
                  Mortgage Company

Exhibit T-1       Form of Performance Certification (Master Servicer)

Exhibit T-2       Form of Performance Certification (Securities Administrator)

Exhibit U         Form of Servicing Criteria to be addressed in assessment of compliance statement

                  THIS MASTER SERVICING AND TRUST AGREEMENT, dated as of January 1, 2006 (this "Agreement"), is hereby executed by and among GS MORTGAGE SECURITIES CORP., a Delaware corporation (the "Depositor"), U.S. BANK NATIONAL ASSOCIATION, as trustee (in such capacity, the "Trustee"), DEUTSCHE BANK NATIONAL TRUST COMPANY ("Deutsche Bank"), as a custodian, JPMORGAN CHASE BANK, NATIONAL ASSOCIATION ("JPMorgan"), as a custodian (Deutsche Bank and JPMorgan, each a "Custodian" and together the "Custodians") and JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, as master servicer (in such capacity, the "Master Servicer") and as securities administrator (in such capacity, the "Securities Administrator").

                             W I T N E S S E T H:
                             - - - - - - - - - -

                  In consideration of the mutual agreements herein contained, the parties hereto agree as follows:

                             PRELIMINARY STATEMENT

                  The Securities Administrator on behalf of the Trust shall elect that three segregated asset pools within the Trust Fund be treated for federal income tax purposes as comprising three REMICs (each, a "Trust REMIC" or, in the alternative, the "Lower-Tier REMIC", the "Middle-Tier REMIC", and the "Upper-Tier REMIC", respectively). The Class X Interest, Class UT Swap IO Interest and each Class of Principal Certificates (other than the right of each Class of Principal Certificates to receive Basis Risk Carry Forward Amounts), represents ownership of a regular interest in the Upper-Tier REMIC for purposes of the REMIC Provisions. The Class R-1 Certificates represent ownership of the sole class of residual interest in the Upper-Tier REMIC, and the Class R-2 Certificates represent ownership of the sole class of residual interest in each of the Lower-Tier REMIC and the Middle Tier REMIC for purposes of the REMIC Provisions. The Startup Day for each REMIC described herein is the Closing Date. The latest possible maturity date for each Certificate is the latest date referenced in Section 2.04. The Upper-Tier REMIC shall hold as assets the several classes of uncertificated Lower-Tier Regular Interests, set out below. The Lower-Tier REMIC shall hold as assets the assets described in the definition of "Trust Fund" herein (other than the Prepayment Premiums, the Interest Rate Swap Agreement and the Excess Reserve Fund Account). Each Lower-Tier Regular Interest is hereby designated as a regular interest in the Lower-Tier REMIC. Each Middle-Tier Regular Interest is hereby designated as a regular interest in the Lower-Tier REMIC. The Class MT-A-1, Class MT-A-2, Class MT-A-3, Class MT-A-4, Class MT-M-1, Class MT-M-2, Class MT-M-3, Class MT-M-4, Class MT-M-5, Class MT-B-1, Class MT-B-2 and Class MT-B-3 Interests are hereby designated the MT-Accretion Directed Classes (the "MT Accretion Directed Classes"). The Class P Certificates represent beneficial ownership of the Prepayment Premiums, each Class of Regular Certificates represents beneficial ownership of a regular interest in the Upper-Tier REMIC and the right to receive Basis Risk Carry Forward Amounts and the Class X Certificates represent beneficial ownership of two separate regular interests in the Upper-Tier REMIC, the Interest Rate Swap Agreement, the Supplemental Trust and the Excess Reserve Fund Account, which portions of the Trust Fund shall be treated as a grantor trust.

                                                The Lower-Tier REMIC

--------------------------------------------------------------------------------------------------------------------

           Class LT-1                                   $24,479,137.95                          (2)
--------------------------------------------------------------------------------------------------------------------

           Class LT-2                                   $42,313,903.71                          (2)
--------------------------------------------------------------------------------------------------------------------

           Class LT-3                                   $40,254,071.14                          (2)
--------------------------------------------------------------------------------------------------------------------

           Class LT-4                                   $38,294,475.42                          (2)
--------------------------------------------------------------------------------------------------------------------

           Class LT-5                                   $36,430,256.88                          (2)
--------------------------------------------------------------------------------------------------------------------

           Class LT-6                                   $34,656,774.12                          (2)
--------------------------------------------------------------------------------------------------------------------

           Class LT-7                                   $32,969,611.50                          (2)
--------------------------------------------------------------------------------------------------------------------

           Class LT-8                                   $31,364,568.30                          (2)
--------------------------------------------------------------------------------------------------------------------

           Class LT-9                                   $29,837,648.15                          (2)
--------------------------------------------------------------------------------------------------------------------

           Class LT-10                                  $28,385,049.18                          (2)
--------------------------------------------------------------------------------------------------------------------

           Class LT-11                                  $27,003,154.45                          (2)
--------------------------------------------------------------------------------------------------------------------

           Class LT-12                                  $25,688,523.08                          (2)
--------------------------------------------------------------------------------------------------------------------

           Class LT-13                                  $24,437,881.59                          (2)
--------------------------------------------------------------------------------------------------------------------

           Class LT-14                                  $23,248,115.79                          (2)
--------------------------------------------------------------------------------------------------------------------

           Class LT-15                                  $22,116,263.00                          (2)
--------------------------------------------------------------------------------------------------------------------

           Class LT-16                                  $21,039,504.77                          (2)
--------------------------------------------------------------------------------------------------------------------

           Class LT-17                                  $20,015,159.70                          (2)
--------------------------------------------------------------------------------------------------------------------

           Class LT-18                                  $19,040,676.98                          (2)
--------------------------------------------------------------------------------------------------------------------

           Class LT-19                                  $18,113,629.82                          (2)
--------------------------------------------------------------------------------------------------------------------

           Class LT-20                                  $17,231,709.59                          (2)
--------------------------------------------------------------------------------------------------------------------

           Class LT-21                                  $16,392,719.98                          (2)
--------------------------------------------------------------------------------------------------------------------

           Class LT-22                                  $15,594,581.41                          (2)
--------------------------------------------------------------------------------------------------------------------

           Class LT-23                                  $14,835,288.12                          (2)
--------------------------------------------------------------------------------------------------------------------

           Class LT-24                                  $14,112,951.42                          (2)
--------------------------------------------------------------------------------------------------------------------

           Class LT-25                                  $13,425,781.46                          (2)
--------------------------------------------------------------------------------------------------------------------

           Class LT-26                                  $12,772,063.50                          (2)
--------------------------------------------------------------------------------------------------------------------

           Class LT-27                                  $12,150,169.35                          (2)
--------------------------------------------------------------------------------------------------------------------

           Class TL-28                                  $11,558,550.08                          (2)
--------------------------------------------------------------------------------------------------------------------

           Class LT-29                                  $10,995,812.99                          (2)
--------------------------------------------------------------------------------------------------------------------

           Class LT-30                                  $10,460,387.10                          (2)
--------------------------------------------------------------------------------------------------------------------

                                                               2


--------------------------------------------------------------------------------------------------------------------

           Class LT-31                                   $9,951,027.54                          (2)
--------------------------------------------------------------------------------------------------------------------

           Class LT-32                                   $9,466,465.58                          (2)
--------------------------------------------------------------------------------------------------------------------

           Class LT-33                                  $38,376,475.00                          (2)
--------------------------------------------------------------------------------------------------------------------

           Class LT-34                                   $6,757,556.87                          (2)
--------------------------------------------------------------------------------------------------------------------

           Class LT-35                                   $6,428,513.82                          (2)
--------------------------------------------------------------------------------------------------------------------

           Class LT-36                                   $6,115,489.45                          (2)
--------------------------------------------------------------------------------------------------------------------

           Class LT-37                                   $5,817,704.01                          (2)
--------------------------------------------------------------------------------------------------------------------

           Class LT-38                                   $5,534,415.82                          (2)
--------------------------------------------------------------------------------------------------------------------

           Class LT-39                                   $5,264,919.24                          (2)
--------------------------------------------------------------------------------------------------------------------

           Class LT-40                                   $5,008,542.92                          (2)
--------------------------------------------------------------------------------------------------------------------

           Class LT-41                                   $4,764,648.24                          (2)
--------------------------------------------------------------------------------------------------------------------

           Class LT-42                                   $4,532,627.69                          (2)
--------------------------------------------------------------------------------------------------------------------

           Class LT-43                                   $4,311,903.24                          (2)
--------------------------------------------------------------------------------------------------------------------

           Class LT-44                                   $4,101,925.03                          (2)
--------------------------------------------------------------------------------------------------------------------

           Class LT-45                                   $3,902,169.99                          (2)
--------------------------------------------------------------------------------------------------------------------

           Class LT-46                                   $3,712,140.50                          (2)
--------------------------------------------------------------------------------------------------------------------

           Class LT-47                                   $3,531,363.08                          (2)
--------------------------------------------------------------------------------------------------------------------

           Class LT-48                                   $3,359,387.42                          (2)
--------------------------------------------------------------------------------------------------------------------

           Class LT-49                                   $3,195,785.03                          (2)
--------------------------------------------------------------------------------------------------------------------

           Class LT-50                                   $3,040,148.31                          (2)
--------------------------------------------------------------------------------------------------------------------

           Class LT-51                                   $2,892,089.48                          (2)
--------------------------------------------------------------------------------------------------------------------

           Class LT-52                                   $2,751,239.69                          (2)
--------------------------------------------------------------------------------------------------------------------

           Class LT-53                                   $2,617,247.96                          (2)
--------------------------------------------------------------------------------------------------------------------

           Class LT-54                                   $2,489,780.46                          (2)
--------------------------------------------------------------------------------------------------------------------

           Class LT-55                                   $2,368,519.55                          (2)
--------------------------------------------------------------------------------------------------------------------

           Class LT-56                                   $2,253,173.37                          (2)
--------------------------------------------------------------------------------------------------------------------

           Class LT-57                                   $2,143,636.51                          (2)
--------------------------------------------------------------------------------------------------------------------

           Class LT-58                                   $2,041,062.28                          (2)
--------------------------------------------------------------------------------------------------------------------

           Class LT-59                                  $39,811,822.61                          (2)
--------------------------------------------------------------------------------------------------------------------

           Class LT-60                                  $20,480,798.78                          (2)
--------------------------------------------------------------------------------------------------------------------

                                                              3

                  (1) Scheduled principal, prepayments and Realized Losses will be allocated among such Classes sequentially to the Class having the lowest cardinal number following such designation, in each case until reduced to zero.

                  (2) The WAC Cap calculated without regard to Net Swap Receipt Amounts and Net Swap Payment Amounts.

                  The Lower-Tier REMIC shall hold as assets all of the assets included in the Trust Fund, other than Prepayment Premiums, the Interest Rate Swap Agreement, the Supplemental Interest Trust and the Excess Reserve Fund Account.

                  In addition to issuing the Lower-Tier Regular Interests, the Lower-Tier REMIC shall issue the Class LT-R Interest, which shall be represented by the Class R-2 Certificates and represent the sole class of residual interests in the Lower-Tier REMIC.

                                 The Middle-Tier REMIC

Middle-Tier          Middle-Tier                                                   Corresponding
 Interest             Interest                                                       Upper-Tier
Designation             Rate             Initial Middle-Tier Principal Amount       REMIC Class
-----------         -------------     ----------------------------------------    ---------------
Class MT-A-1             (1)          1/2 initial Class Certificate Balance of          A-1
                                      Corresponding Upper-Tier REMIC Regular
                                      Interest
Class MT-A-2             (1)          1/2 initial Class Certificate Balance of          A-2
                                      Corresponding Upper-Tier REMIC Regular
                                      Interest
Class MT-A-3             (1)          1/2 initial Class Certificate Balance of          A-3
                                      Corresponding Upper-Tier REMIC Regular
                                      Interest
Class MT-A-4             (1)          1/2 initial Class Certificate Balance of          A-4
                                      Corresponding Upper-Tier REMIC Regular
                                      Interest
Class MT-M-1             (1)          1/2 initial Class Certificate Balance of          M-1
                                      Corresponding Upper-Tier REMIC Regular
                                      Interest
Class MT-M-2             (1)          1/2 initial Class Certificate Balance of          M-2
                                      Corresponding Upper-Tier REMIC Regular
                                      Interest
Class MT-M-3             (1)          1/2 initial Class Certificate Balance of          M-3
                                      Corresponding Upper-Tier REMIC Regular
                                      Interest
Class MT-M-4             (1)          1/2 initial Class Certificate Balance of          M-4
                                      Corresponding Upper-Tier REMIC Regular
                                      Interest
Class MT-M-5             (1)          1/2 initial Class Certificate Balance of          M-5
                                      Corresponding Upper-Tier REMIC Regular
                                      Interest

                                            4

Middle-Tier          Middle-Tier                                                   Corresponding
 Interest             Interest                                                       Upper-Tier
Designation             Rate             Initial Middle-Tier Principal Amount       REMIC Class
-----------         -------------     ----------------------------------------    ---------------
Class MT-B-1             (1)          1/2 initial Class Certificate Balance of          B-1
                                      Corresponding Upper-Tier REMIC Regular
                                      Interest
Class MT-B-2             (1)          1/2 initial Class Certificate Balance of          B-2
                                      Corresponding Upper-Tier REMIC Regular
                                      Interest
Class MT-B-3             (1)          1/2 initial Class Certificate Balance of          B-3
                                      Corresponding Upper-Tier REMIC Regular
                                      Interest
Class MT-Accrual         (1)          1/2 Pool Stated Principal Balance plus 1/2
                                      Overcollateralized Amount, less aggregate
                                      initial Lower Tier Principal Amounts
---------------------
MT-Swap IO               (2)          (2)
---------------------

(1) The interest rate with respect to any Distribution Date for these interests is a per annum variable rate equal to the WAC Cap, calculated without regard to Net Swap Receipt Amounts.

(2) For each Distribution Date, the Middle-Tier Interest Rate will equal the excess of 4.7905% over one month LIBOR on a notional balance equal to the sum of the principal balances of each Lower Tier REMIC Regular Interest whose cardinal number following such designation (e.g. -1, -2, -3,..) is not exceeded by the ordinal number of the Distribution Date following the Closing Date (e.g. first, second, third,...) for such Distribution Date.

                  The Middle-Tier REMIC shall hold as assets all of the Lower-Tier REMIC Regular Interests.

                  On each Distribution Date, 50% of the increase in the Overcollateralized Amount will be payable as a reduction of the Middle-Tier Principal Amount of the MT-Accretion Directed Classes (each such Class will be reduced by an amount equal to 50% of any increase in the Overcollateralized Amount that is attributable to a reduction in the Class Certificate Balance of its Corresponding Class) and will be accrued and added to the Lower-Tier Principal Amount of the Class MT-Accrual Interest. On each Distribution Date, the increase in the Middle-Tier Principal Amount of the Class MT-Accrual Interest may not exceed interest accruals for such Distribution Date for the Class MT-Accrual Interest. In the event that: (i) 50% of the increase in the Overcollateralized Amount exceeds (ii) interest accruals on the Class MT-Accrual Interest for such Distribution Date, the excess for such Distribution Date (accumulated with all such excesses for all prior Distribution Dates) will be added to any increase in the Overcollateralized Amount for purposes of determining the amount of interest accrual on the Class MT-Accrual Interest payable as principal on the MT-Accretion Directed Classes on the next Distribution Date pursuant to the first sentence of this paragraph. All payments of scheduled principal and prepayments of principal generated by the Mortgage Loans shall be allocated (i) 50% to the Class MT-Accrual Interest and (ii) 50% to the MT-Accretion Directed Classes (principal payments shall be allocated among such MT-Accretion Directed Classes in an amount equal to

50% of the principal amounts allocated to their respective Corresponding Classes), until paid in full. Notwithstanding the above, principal payments allocated to the Class X Interest that result in the reduction in the Overcollateralized Amount shall be allocated to the Class MT-Accrual Interest (until paid in full). Realized Losses shall be applied so that after all distributions have been made on each Distribution Date (i) the Middle-Tier Principal Amount of each of the MT-Accretion Directed Classes is equal to 50% of the Class Certificate Balance of its Corresponding Class, and (ii) the Class MT-Accrual Interest is equal to 50% of the aggregate Stated Principal Balance of the Mortgage Loans plus 50% of the Overcollateralized Amount.

                  In addition to issuing the Middle-Tier Regular Interests, the Middle-Tier REMIC shall issue the Class MT-R Interest which shall be the sole class of residual interests in the Middle-Tier REMIC. The Class R-2 Certificates will represent ownership of the Class MT-R Interest and will be issued as a single certificate in a principal amount of $100 and shall have no interest rate. Amounts received by the Class MT-R Interest shall be deemed paid from the Middle-Tier REMIC.

                             The Upper-Tier REMIC

                  The Upper-Tier REMIC shall issue the following classes of Upper-Tier Regular Interests, and each such interest, other than the Class UT-R Interest, is hereby designated as a regular interest in the Upper-Tier REMIC.




                Upper-Tier Interest     Initial Upper-Tier
                      Rate and           Principal Amount
Upper-Tier          Corresponding        and Corresponding       Corresponding
  Class                Class                   Class                Class of
Designation      Pass-Through Rate      Certificate Balance      Certificates
-----------      -----------------      -------------------      ------------
Class A-1                (1)            $    498,836,000          Class A-1(14)
Class A-2                (2)            $    165,814,000          Class A-2(14)
Class A-3                (3)            $    176,445,000          Class A-3(14)
Class A-4                (4)            $    19,606,000           Class A-4(14)
Class M-1                (5)            $    13,661,000           Class M-1(14)
Class M-2                (6)            $    4,553,000            Class M-2(14)
Class M-3                (7)            $    4,553,000            Class M-3(14)
Class M-4                (8)            $    4,553,000            Class M-4(14)
Class M-5                (9)            $    4,554,000            Class M-5(14)
Class B-1               (10)            $    4,555,000            Class B-1
Class B-2               (11)            $    4,556,000            Class B-2
Class B-3               (12)            $    4,555,000            Class B-3
Class X                 (13)                    (13)              Class X(13)
UT-Swap IO              (15)                    (15)              N/A

(1) The Class A-1 Interest will bear interest during each Interest Accrual Period at a per annum rate equal to (a) on or prior to the first possible Optional Termination Date, the lesser of (i) LIBOR plus 0.090% and (iii) the WAC Cap or (b) after the first distribution date on which the optional clean-up call is exercisable, the lesser of (i) LIBOR plus 0.180% and (iii) the WAC Cap.

(2) The Class A-2 Interest will bear interest during each Interest Accrual Period at a per annum rate equal to (a) on or prior to the first possible Optional Termination Date, the lesser of (i) LIBOR plus 0.220% and (iii) the WAC Cap or (b) after the first distribution date on which the optional clean-up call is exercisable, the lesser of (i) LIBOR plus 0.440% and (iii) the WAC Cap.

(3) The Class A-3 Interest will bear interest during each Interest Accrual Period at a per annum rate equal to (a) on or prior to the first possible Optional Termination Date, the lesser of (i) LIBOR plus 0.330% and (iii) the WAC Cap or (b) after the first distribution date on which the optional clean-up call is exercisable, the lesser of (i) LIBOR plus 0.660% and (iii) the WAC Cap.

(4) The Class A-4 Interest will bear interest during each Interest Accrual Period at a per annum rate equal to (a) on or prior to the first possible Optional Termination Date, the lesser of (i) LIBOR plus 0.380% and (iii) the WAC Cap or (b) after the first distribution date on which the optional clean-up call is exercisable, the lesser of (i) LIBOR plus 0.760% and (iii) the WAC Cap.

(5) The Class M-1 Interest will bear interest during each Interest Accrual Period at a per annum rate equal to (a) on or prior to the first possible Optional Termination Date, the lesser of (i) LIBOR plus 0.400% and (iii) the WAC Cap or (b) after the first distribution date on which the optional clean-up call is exercisable, the lesser of (i) LIBOR plus 0.600% and (iii) the WAC Cap.

(6) The Class M-2 Interest will bear interest during each Interest Accrual Period at a per annum rate equal to (a) on or prior to the first possible Optional Termination Date, the lesser of (i) LIBOR plus 0.420% and (iii) the WAC Cap or (b) after the first distribution date on which the optional clean-up call is exercisable, the lesser of (i) LIBOR plus 0.630% and (iii) the WAC Cap.

(7) The Class M-3 Interest will bear interest during each Interest Accrual Period at a per annum rate equal to (a) on or prior to the first possible Optional Termination Date, the lesser of (i) LIBOR plus 0.450% and (iii) the WAC Cap or (b) after the first distribution date on which the optional clean-up call is exercisable, the lesser of (i) LIBOR plus 0.675% and (iii) the WAC Cap.

(8) The Class M-4 Interest will bear interest during each Interest Accrual Period at a per annum rate equal to (a) on or prior to the first possible Optional Termination Date, the lesser of (i) LIBOR plus 0.610% and (iii) the WAC Cap or (b) after the first distribution date on which the optional clean-up call is exercisable, the lesser of (i) LIBOR plus 0.915% and (iii) the WAC Cap.

(9) The Class M-5 Interest will bear interest during each Interest Accrual Period at a per annum rate equal to (a) on or prior to the first possible Optional Termination Date, the lesser of (i) LIBOR plus 0.640% and (iii) the WAC Cap or (b) after the first distribution date on which the optional clean-up call is exercisable, the lesser of (i) LIBOR plus 0.960% and (iii) the WAC Cap.

(10) The Class B-1 Interest will bear interest during each Interest Accrual Period at a per annum rate equal to (a) on or prior to the first possible Optional Termination Date, the lesser of (i) LIBOR plus 1.400% and (iii) the WAC Cap or (b) after the first distribution date on which the optional clean-up call is exercisable, the lesser of (i) LIBOR plus 2.100% and (iii) the WAC Cap.

(11) The Class B-2 Interest will bear interest during each Interest Accrual Period at a per annum rate equal to (a) on or prior to the first possible Optional Termination Date, the lesser of (i) LIBOR plus 1.800% and (iii) the WAC Cap or (b) after the first distribution date on which the optional clean-up call is exercisable, the lesser of (i) LIBOR plus 2.700% and (iii) the WAC Cap.

(12) The Class B-3 Interest will bear interest during each Interest Accrual Period at a per annum rate equal to (a) on or prior to the first possible Optional Termination Date, the lesser of (i) 5.000% and (ii) the weighted average of the interest rates for each mortgage loan (in each case, less the applicable Expense Fee Rate) then in effect at the beginning of the related Due Period on the mortgage loans or (b) after the first distribution date on which the optional clean-up call is exercisable, the lesser of (i) 0.500% and (ii) the weighted average of the interest rates for each mortgage loan (in each case, less the applicable Expense Fee Rate) then in effect at the beginning of the related Due Period on the mortgage loans.

(13) The Class X Interest will have a principal balance to the extent of any Overcollateralized Amount. The Class X Interest will not accrue interest on such balance but will accrue interest on a notional principal balance. As of any Distribution Date, the Class X Interest shall have a notional principal balance equal to the aggregate of the principal balances of the Middle-Tier Regular Interests as of the first day of the related Interest Accrual Period. With respect to any Interest Accrual Period, the Class X Interest shall bear interest at a rate equal to the excess, if any, of the WAC Cap over the product of (i) 2 and (ii) the weighted average Middle-Tier Interest Rate of the Middle-Tier Regular Interests, where the Middle-Tier Interest Rates on the Class MT-Accrual are subject to a cap equal to zero and each MT-Accretion Directed Class is subject to a cap equal to the Pass-Through Rate on its Corresponding Class. With respect to any Distribution Date, interest that so accrues on the notional principal balance of the Class X Interest shall be deferred in an amount equal to any increase in the Overcollateralized Amount on such Distribution Date. Such deferred interest shall not itself bear interest. The Class X Certificates will represent beneficial ownership of the Class X Interest, the Interest Rate Swap Agreement, the Supplemental Interest Trust and amounts in the Excess Reserve Fund Account, subject to the obligation to make payments from the Excess Reserve Fund Account and the Supplemental Interest Trust in respect of Basis Risk Carry Forward Amounts. For federal income tax purposes, the Securities Administrator will treat the Class X

         Certificateholders' obligation to make payments from the Excess Reserve Fund Account and the Supplemental Interest Trust as payments made pursuant to an interest rate cap contract written by the Class X Certificateholders in favor of each Class of Principal Certificates. Such rights of the Class X Certificateholders and Principal Certificateholders shall be treated as held in a portion of the Trust Fund that is treated as a grantor trust under subpart E, Part I of subchapter J of the Code.

(14) Each of these Certificates will represent not only the ownership of the Corresponding Class of Upper-Tier Regular Interest but also the right to receive payments from the Excess Reserve Fund Account and the Supplemental Interest Trust in respect of any Basis Risk Carry Forward Amounts. For federal income tax purposes, the Securities Administrator will treat a Certificateholder's right to receive payments from the Excess Reserve Fund Account and the Supplemental Interest Trust as payments made pursuant to an interest rate cap contract written by the Class X Certificateholders.

(15) For each Distribution Date, 100% of the cash flow in respect of the Class MT-Swap IO Interest. The Class X Certificates will be entitled to 100% of the cash flow in respect of the Class UT-Swap IO Interest.

(16) Each of these Certificates will also be subject to the obligation to pay Class IO Shortfalls as described in Section 8.14. For federal income tax purposes, any amount distributed on the Principal Certificates on any such Distribution Date in excess of their Pass Through Rate, calculated by subtracting any Net Swap Payment Amounts or Net Swap Receipt Amounts from the WAC Cap (the "REMIC Cap") shall be treated as having been paid from the Excess Reserve Fund Account or the Supplemental Interest Trust, as applicable, and any excess of the REMIC Cap over the amount distributable on such Class of Principal Certificates on such Distribution Date shall be treated as having been paid to the Supplemental Interest Trust, all pursuant to, and as further provided in, Section 8.14. The Trustee will treat a Principal Certificateholder's right to receive payments from the Excess Reserve Fund Account and the Supplemental Interest Trust as payments made pursuant to an interest rate cap contract written by the Class X Certificateholders.

                  In addition to issuing the Upper-Tier Regular Interests, the Upper-Tier REMIC shall issue the Class R-1 Certificates, which shall be the sole class of residual interests in the Upper-Tier REMIC. The Class R-1 Certificates will be issued as a single certificate in book-entry form in a principal amount of $100 and shall have no interest rate. Amounts received by the Class R-1 Certificates shall be deemed paid from the Upper-Tier REMIC.

                  The foregoing REMIC structure is intended to cause all of the cash from the Mortgage Loans to flow through to the Upper-Tier REMIC as cash flow on a REMIC regular interest, without creating any actual or potential shortfall (other than for credit losses) to any Trust REMIC regular interest. It is not intended that the Class R-1 or Class R-2 Certificates be entitled to any cash flow pursuant to this Agreement except as provided in
Section 4.01(a)(iii)(N) hereunder.

                  For any purpose for which the Pass-Through Rates are calculated, the interest rate on the Mortgage Loans shall be appropriately adjusted to account for the difference between the monthly day count convention of the Mortgage Loans and the monthly day count convention of the regular interests issued by each of the REMICs. For purposes of calculating the Pass-Through Rates for each of the interests issued by the Lower-Tier REMIC such rates shall be adjusted to equal a monthly day count convention based on a 30 day month for each Due Period and a 360-day year so that the Mortgage Loans and all regular interests will be using the same monthly day count convention.

                  The minimum denomination for each Class of the Offered Certificates will be $50,000 initial Certificate Balance, with integral multiples of $1 in excess thereof except that one Certificate in each Class may be issued in a different amount. The minimum denomination for (a) the Class R-1 and Class R-2 Certificates will each be $100 and each will be a 100% Percentage Interest in such Class and (b) the Class P and Class X Certificates will be a 1% Percentage Interest in each such Class.

                  Set forth below are designations of Classes of Certificates to the categories used herein:

Book-Entry Certificates..........   All Classes of Certificates other than the
                                    Physical Certificates.

Class A Certificates.............   The Class A-1, Class A-2, Class A-3, and
                                    Class A-4, Certificates, collectively.

Class B Certificates.............   The Class B-1, Class B-2 and Class B-3
                                    Certificates, collectively.

Class M Certificates.............   The Class M-1, Class M-2, Class M-3, Class
                                    M-4 and Class M-5 Certificates,
                                    collectively.

Class R Certificates or
Residual Certificates............   The Class R-1 and Class R-2 Certificates.

ERISA Restricted                    The Private Certificates and any
Certificates.....................   Certificate with a rating below the lowest
                                    applicable permitted rating under the
                                    Underwriters' Exemption.

Fixed Rate Certificates..........   The Class B-3 Certificates.

LIBOR Certificates...............   The Offered Certificates (other than the
                                    Class B-3 Certificates and the Class R
                                    Certificates).

Offered Certificates.............   All Classes of Certificates other than the
                                    Private Certificates.

Physical Certificates............   The Class P and Class X Certificates.

Principal Certificates...........   The Fixed Rate Certificates and LIBOR
                                    Certificates.

Private Certificates.............   The Class P and Class X Certificates.

Rating Agencies..................   Moody's and S&P.

Regular Certificates.............   All Classes of Certificates other than the
                                    Class R Certificates.

Subordinated Certificates........   The Class M and Class B Certificates.



                                   ARTICLE I

                                  DEFINITIONS

                  Section 1.01 Definitions. Capitalized terms used herein but not defined herein shall have the meanings given them in the applicable Servicing Agreement or Sale Agreement. Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

                  60+ Day Delinquent Mortgage Loan: Each Mortgage Loan with respect to which any portion of a Monthly Payment is, as of the last day of the prior Due Period, two months or more past due (without giving effect to any grace period), each Mortgage Loan in foreclosure, all REO Property and each Mortgage Loan for which the Mortgagor has filed for bankruptcy.

                  Account: Any of the Distribution Account or the Excess Reserve Fund Account. Each Account shall be an Eligible Account.

                  Accrued Certificate Interest Distribution Amount: With respect to any Distribution Date for each Class of Principal Certificates, the amount of interest accrued during the related Interest Accrual Period at the applicable Pass-Through Rate on the related Class Certificate Balance immediately prior to such Distribution Date, as reduced by such Class's share of Net Prepayment Interest Shortfalls and Relief Act Interest Shortfalls for the related Due Period allocated to such Class pursuant to Section 4.02.

                  Additional Designated Information: As defined in Section
13.02.

                  Adjusted Net Mortgage Interest Rate: As to each Mortgage Loan and at any time, the per annum rate equal to the Mortgage Interest Rate less the Expense Fee Rate.

                  Administrative Fee Rate: With respect to any Mortgage Loan, the investment income earned on amounts in the Distribution Account during the Master Servicer Float Period and paid to the Master Servicer as compensation for its activities under this Agreement.

                  Administrative Fees: As to each Mortgage Loan, the fees calculated by reference to the Administrative Fee Rate.

                  Advance: Any Monthly Advance or Servicing Advance.

                  Affiliate: With respect to any Person, any other Person controlling, controlled by or under common control with such first Person. For the purposes of this definition, "control" means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

                  Agreement: This Master Servicing and Trust Agreement and all amendments or supplements hereto.

                  Applied Realized Loss Amount: With respect to any Distribution Date, the amount, if any, by which the aggregate Class Certificate Balance of the Principal Certificates after distributions of principal on such Distribution Date exceeds the aggregate Stated Principal Balance of the Mortgage Loans for such Distribution Date.

                  Assignment of Mortgage: An assignment of the Mortgage, notice of transfer or equivalent instrument in recordable form (other than the assignee's name and recording information not yet returned from the recording office), reflecting the sale of the Mortgage to the Trustee.

                  Assignment Agreement: A Step 1 Assignment Agreement or a Step 2 Assignment Agreement.

                  Auction Call: As defined in Section 11.01.

                  Available Funds: With respect to any Distribution Date and the Mortgage Loans to the extent received by the Master Servicer (x) the sum of (without duplication) (i) all scheduled installments of interest (net of the related Expense Fees) and principal due on the Due Date on such Mortgage Loans in the related Due Period and received on or prior to the related Determination Date, together with any Monthly Advances in respect thereof;
(ii) all Condemnation Proceeds, Insurance Proceeds and Liquidation Proceeds received during the related Principal Prepayment Period (in each case, net of unreimbursed expenses incurred in connection with a liquidation or foreclosure and unreimbursed Advances, if any); (iii) all partial or full prepayments (excluding Prepayment Premiums) on the Mortgage Loans received during the related Principal Prepayment Period together with all Compensating Interest paid in connection therewith; (iv) all amounts received with respect to such Distribution Date in connection with a purchase or repurchase of a Deleted Mortgage Loan; (v) all amounts received with respect to such Distribution Date as a Substitution Adjustment Amount received in connection with the substitution of a Mortgage Loan; (vi) all Net Swap Receipt Amounts, if any, less Net Swap Payment Amounts, if any, for such Distribution Date; and (vii) all proceeds received with respect to the termination of the Trust Fund pursuant to clause (a) of Section 11.01; reduced by (y) all amounts in reimbursement for Monthly Advances and Servicing Advances previously made with respect to the Mortgage Loans, and other amounts as to which the Servicers, the Depositor, the Master Servicer, the Securities Administrator, the Trustee (or co-trustee) or the Custodians are entitled to be paid or reimbursed pursuant to this Agreement.

                  Basic Principal Distribution Amount: With respect to any Distribution Date, the excess of (i) the aggregate Principal Remittance Amount for such Distribution Date over (ii) the Excess Overcollateralized Amount, if any, for such Distribution Date.

                  Basis Risk Carry Forward Amount: With respect to each Class of Principal Certificates, as of any Distribution Date, the sum of (A) if on such Distribution Date the Pass-Through Rate for any Class of Principal Certificates is based upon the WAC Cap, the excess, if any, of (i) the amount of interest such Class of Certificates would otherwise be entitled to receive on such Distribution Date had such Pass-Through Rate not been subject to the WAC Cap, over (ii) the amount of interest that Class of Certificates received on such Distribution Date taking into account the WAC Cap and (B) the Basis Risk Carry Forward Amount for such Class of Certificates for all previous Distribution Dates not previously paid, together with interest thereon at a rate equal to the applicable Pass-Through Rate for such Class of Certificates for such Distribution Date, without giving effect to the WAC Cap).

                  Basis Risk Payment: For any Distribution Date, an amount equal to the lesser of (i) the aggregate of the Basis Risk Carry Forward Amounts for such Distribution Date, (ii) the Class X Distributable Amount (prior to any reduction for Basis Risk Payments) or (iii) the amount payable from the Supplemental Interest Trust.

                  Book-Entry Certificates: As specified in the Preliminary Statement.

                  Business Day: Any day other than (i) Saturday or Sunday, or
(ii) a day on which banking and savings and loan institutions, in (a) the States of New York or California, (b) the State in which a Servicer's servicing operations are located, or (c) the State in which the Trustee's operations are located, are authorized or obligated by law or executive order to be closed.

                  Certificate: Any one of the Certificates executed by the Securities Administrator in substantially the forms attached hereto as exhibits.

                  Certificate Balance: With respect to any Class of Principal Certificates, at any date, the maximum dollar amount of principal to which the Holder thereof is then entitled hereunder, such amount being equal to the Denomination thereof minus all distributions of principal previously made with respect thereto and in the case of any Subordinated Certificates, reduced by any Applied Realized Loss Amounts applicable to such Class of Subordinated Certificates; provided, however, that immediately following the Distribution Date on which a Subsequent Recovery is distributed, the Class Certificate Balances of any Class or Classes of Certificates that have been previously reduced by Applied Realized Loss Amounts will be increased, in order of seniority, by the amount of the Subsequent Recovery distributed on such Distribution Date (up to the amount of Applied Realized Loss Amounts allocated to such Class or Classes). The Class X and Class P Certificates have no Certificate Balance.

                  Certificate Owner: With respect to a Book-Entry Certificate, the Person who is the beneficial owner of such Book-Entry Certificate.

                  Certificate Register: The register maintained pursuant to
Section 5.02.

                  Certificateholder or Holder: The person in whose name a Certificate is registered in the Certificate Register, except that, solely for the purpose of giving any consent pursuant to this Agreement, any Certificate registered in the name of the Depositor or any affiliate of the Depositor shall be deemed not to be Outstanding and the Percentage Interest evidenced thereby shall not be taken into account in determining whether the requisite amount of Percentage Interests necessary to effect such consent has been obtained; provided, however, that if any such Person (including the Depositor) owns 100% of the Percentage Interests evidenced by a Class of Certificates, such Certificates shall be deemed to be Outstanding for purposes of any provision hereof that requires the consent of the Holders of Certificates of a particular Class as a condition to the taking of any action hereunder. The Securities Administrator is entitled to rely conclusively on a certification of the Depositor or any affiliate of the Depositor in determining which Certificates are registered in the name of an affiliate of the Depositor.

                  Certification Party: As defined in Section 13.05.

                  Certifying Person: As defined in Section 13.05.

                  Class: All Certificates bearing the same class designation as set forth in this Agreement.

                  Class A Certificates: As specified in the Preliminary
Statement.

                  Class A Principal Distribution Amount: With respect to any Distribution Date, the excess of (i) the aggregate Class Certificate Balance of the Class A Certificates immediately prior to such Distribution Date over
(ii) the lesser of (A) 89.00% of the aggregate Stated Principal Balance of the Mortgage Loans for such Distribution Date and (B) the excess, if any, of the aggregate Stated Principal Balance of the Mortgage Loans for such Distribution Date over the Overcollateralization Floor.

                  Class A-1 Certificates: All Certificates bearing the class designation of "Class A-1."

                  Class A-2 Certificates: All Certificates bearing the class designation of "Class A-2."

                  Class A-3 Certificates: All Certificates bearing the class designation of "Class A-3."

                  Class A-4 Certificates: All Certificates bearing the class designation of "Class A-4."

                  Class B Certificates: As specified in the Preliminary
Statement.

                  Class B-1 Certificates: All Certificates bearing the class designation of "Class B-1."

                  Class B-1 Principal Distribution Amount: With respect to any Distribution Date, the excess of (i) the sum of (A) the aggregate Class Certificate Balance of the Class A Certificates (after taking into account the distribution of the Class A Principal Distribution Amount on such Distribution
Date), (B) the Class Certificate Balance of the Class M-1 Certificates (after taking into account the distribution of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the Class Certificate Balance of the Class M-2 Certificates (after taking into account the distribution of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the Class Certificate Balance of the Class M-3 Certificates (after taking into account the distribution of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the Class Certificate Balance of the Class M-4 Certificates (after taking into account the distribution of the Class M-4 Principal Distribution Amount on such Distribution Date), (F) the Class Certificate Balance of the Class M-5 Certificates (after taking into account the distribution of the Class M-5 Principal Distribution Amount on such Distribution Date) and (G) the Class Certificate Balance of the Class B-1 Certificates immediately prior to such Distribution Date over (ii) the lesser of (A) the product of (x) 97.00% and (y) the aggregate Stated Principal Balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate Stated Principal Balance of the Mortgage Loans for such Distribution Date over the Overcollateralization Floor.

                  Class B-2 Certificates: All Certificates bearing the class designation of "Class B-2."

                  Class B-2 Principal Distribution Amount: With respect to any Distribution Date, the excess of (i) the sum of (A) the aggregate Class Certificate Balance of the Class A Certificates (after taking into account the distribution of the Class A Principal Distribution Amount on such Distribution
Date), (B) the Class Certificate Balance of the Class M-1 Certificates (after taking into account the distribution of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the Class Certificate Balance of the Class M-2 Certificates (after taking into account the distribution of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the Class Certificate Balance of the Class M-3 Certificates (after taking into account the distribution of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the Class Certificate Balance of the Class M-4 Certificates (after taking into account the distribution of the Class M-4 Principal Distribution

Amount on such Distribution Date), (F) the Class Certificate Balance of the Class M-5 Certificates (after taking into account the distribution of the Class M-5 Principal Distribution Amount on such Distribution Date), (G) the Class Certificate Balance of the Class B-1 Certificates (after taking into account the distribution of the Class B-1 Principal Distribution Amount on such Distribution Date) and (H) the Class Certificate Balance of the Class B-2 Certificates immediately prior to that Distribution Date over (ii) the lesser of (A) the product of (x) 98.00% and (y) the aggregate Stated Principal Balance of the Mortgage Loans for such Distribution Date and (B) the excess, if any, of the aggregate Stated Principal Balance of the Mortgage Loans for such Distribution Date over the Overcollateralization Floor.

                  Class B-3 Certificates: All Certificates bearing the class designation of "Class B-3."

                  Class B-3 Principal Distribution Amount: With respect to any Distribution Date, the excess of (i) the sum of (A) the aggregate Class Certificate Balance of the Class A Certificates (after taking into account the distribution of the Class A Principal Distribution Amount on such Distribution
Date), (B) the Class Certificate Balance of the Class M-1 Certificates (after taking into account the distribution of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the Class Certificate Balance of the Class M-2 Certificates (after taking into account the distribution of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the Class Certificate Balance of the Class M-3 Certificates (after taking into account the distribution of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the Class Certificate Balance of the Class M-4 Certificates (after taking into account the distribution of the Class M-4 Principal Distribution Amount on such Distribution Date), (F) the Class Certificate Balance of the Class M-5 Certificates (after taking into account the distribution of the Class M-5 Principal Distribution Amount on such Distribution Date), (G) the Class Certificate Balance of the Class B-1 Certificates (after taking into account the distribution of the Class B-1 Principal Distribution Amount on such Distribution Date), (H) the Class Certificate Balance of the Class B-2 Certificates (after taking into account the distribution of the Class B-2 Principal Distribution Amount on such Distribution Date) and (I) the Class Certificate Balance of the Class B-3 Certificates immediately prior to that Distribution Date over (ii) the lesser of (A) the product of 99.00% and (y) the aggregate Stated Principal Balance of the Mortgage Loans for such Distribution Date and (B) the excess, if any, of the aggregate Stated Principal Balance of the Mortgage Loans for such Distribution Date over the Overcollateralization Floor.

                  Class Certificate Balance: With respect to any Class and as to any date of determination, the aggregate of the Certificate Balances of all Certificates of such Class as of such date.

                  Class IO Shortfalls: As defined in Section 8.14. For the avoidance of doubt, the Class IO Shortfall for any Distribution Date shall equal the amount payable to the Class X Certificates in respect of amounts due to the Swap Provider on such Distribution Date (other than Defaulted Swap Termination Payments) in excess of the amount payable on the Class X Interest on such Distribution Date, all as further provided in Section 8.14.

                  Class M Certificates: As specified in the Preliminary
Statement.

                  Class M-1 Certificates: All Certificates bearing the class designation of "Class M-1."

                  Class M-1 Principal Distribution Amount: With respect to any Distribution Date, the excess of (i) the sum of (A) the aggregate Class Certificate Balance of the Class A Certificates (after taking into account the distribution of the Class A Principal Distribution Amount on such Distribution
Date), and (B) the Class Certificate Balance of the Class M-1 Certificates immediately prior to such Distribution Date over (ii) the lesser of (A) the product of (x) 92.00% and (y) the aggregate Stated Principal Balance of the Mortgage Loans for such Distribution Date and (B) the excess, if any, of the aggregate Stated Principal Balance of the Mortgage Loans for such Distribution Date over the Overcollateralization Floor.

                  Class M-2 Certificates: All Certificates bearing the class designation of "Class M-2."

                  Class M-2 Principal Distribution Amount: With respect to any Distribution Date, the excess of (i) the sum of (A) the aggregate Class Certificate Balance of the Class A Certificates (after taking into account the distribution of the Class A Principal Distribution Amount on such Distribution
Date), (B) the Class Certificate Balance of the Class M-1 Certificates (after taking into account the distribution of the Class M-1 Principal Distribution Amount on such Distribution Date) and (C) the Class Certificate Balance of the Class M-2 Certificates immediately prior to such Distribution Date over (ii) the lesser of (A) the product of (x) 93.00% and (y) the aggregate Stated Principal Balance of the Mortgage Loans for such Distribution Date and (B) the excess, if any, of the aggregate Stated Principal Balance of the Mortgage Loans for such Distribution Date over the Overcollateralization Floor.

                  Class M-3 Certificates: All Certificates bearing the class designation of "Class M-3."

                  Class M-3 Principal Distribution Amount: With respect to any Distribution Date, the excess of (i) the sum of (A) the aggregate Class Certificate Balance of the Class A Certificates (after taking into account the distribution of the Class A Principal Distribution Amount on such Distribution
Date), (B) the Class Certificate Balance of the Class M-1 Certificates (after taking into account the distribution of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the Class Certificate Balance of the Class M-2 Certificates (after taking into account the distribution of the Class M-2 Principal Distribution Amount on such Distribution Date) and (D) the Class Certificate Balance of the Class M-3 Certificates immediately prior to such Distribution Date over (ii) the lesser of (A) the product of (x) 94.00% and (y) the aggregate Stated Principal Balance of the Mortgage Loans for such Distribution Date and (B) the excess, if any, of the aggregate Stated Principal Balance of the Mortgage Loans for such Distribution Date over the Overcollateralization Floor.

                  Class M-4 Certificates: All Certificates bearing the class designation of "Class M-4."

                  Class M-4 Principal Distribution Amount: With respect to any Distribution Date, the excess of (i) the sum of (A) the aggregate Class Certificate Balance of the Class A

Certificates (after taking into account the distribution of the Class A Principal Distribution Amount on such Distribution Date), (B) the Class Certificate Balance of the Class M-1 Certificates (after taking into account the distribution of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the Class Certificate Balance of the Class M-2 Certificates (after taking into account the distribution of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the Class Certificate Balance of the Class M-3 Certificates (after taking into account the distribution of the Class M-3 Principal Distribution Amount on such Distribution Date) and (E) the Class Certificate Balance of the Class M-4 Certificates immediately prior to such Distribution Date over (ii) the lesser of (A) the product of (x) 95.00% and (y) the aggregate Stated Principal Balance of the Mortgage Loans for such Distribution Date and (B) the excess, if any, of the aggregate Stated Principal Balance of the Mortgage Loans for such Distribution Date over the Overcollateralization Floor.

                  Class M-5 Certificates: All Certificates bearing the class designation of "Class M-5."

                  Class M-5 Principal Distribution Amount: With respect to any Distribution Date, the excess of (i) the sum of (A) the aggregate Class Certificate Balance of the Class A Certificates (after taking into account the distribution of the Class A Principal Distribution Amount on such Distribution
Date), (B) the Class Certificate Balance of the Class M-1 Certificates (after taking into account the distribution of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the Class Certificate Balance of the Class M-2 Certificates (after taking into account the distribution of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the Class Certificate Balance of the Class M-3 Certificates (after taking into account the distribution of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the Class Certificate Balance of the Class M-4 Certificates (after taking into account the distribution of the Class M-4 Principal Distribution Amount on such Distribution Date) and (F) the Class Certificate Balance of the Class M-5 Certificates immediately prior to such Distribution Date over (ii) the lesser of (A) the product of (x) 96.00% and
(y) the aggregate Stated Principal Balance of the Mortgage Loans for such Distribution Date and (B) the excess, if any, of the aggregate Stated Principal Balance of the Mortgage Loans for such Distribution Date over the Overcollateralization Floor.

                  Class P Certificates: All Certificates bearing the class designation of "Class P."

                  Class R-1 Certificates: All Certificates bearing the class designation of "Class R-1."

                  Class R-2 Certificates: All Certificates bearing the class designation of "Class RC."

                  Class X Certificates: All Certificates bearing the class designation of "Class X."

                  Class X Distributable Amount: On any Distribution Date, (i) as a distribution in respect of interest, the amount of interest that has accrued on the Class X Interest and not applied as an Extra Principal Distribution Amount on such Distribution Date, plus any such accrued interest remaining undistributed from prior Distribution Dates, plus, without duplication, (ii) as a distribution in respect of principal, any portion of the principal balance of the Class X Interest which is distributable as an Overcollateralization Reduction Amount, minus (iii) any amounts paid as a Basis Risk Payment.

                  Class X Interest: The Upper-Tier Regular Interest represented by the Class X Certificates as specified and described in the Preliminary Statement and the related footnote thereto.

                  Closing Date: January 27, 2006.

                  Code: The Internal Revenue Code of 1986, including any successor or amendatory provisions.

                  Collection Account: The "Custodial Account" as defined in the applicable Servicing Agreement.

                  Commission: The U.S. Securities and Exchange Commission.

                  Compensating Interest: For any Distribution Date and Servicer (other than PHH and SunTrust), the lesser of (a) the Prepayment Interest Shortfall, if any, for the Distribution Date, with respect to voluntary Principal Prepayments in full or in part by the Mortgagor (excluding any payments made upon liquidation of the Mortgage Loan), and (b) in the case of Countrywide and GreenPoint, one half of the Servicing Fee payable to such Servicer for such Distribution Date. For any Distribution Date and PHH and SunTrust, "Compensating Interest" shall mean the amount specified in clause
(a) above.

                  Condemnation Proceeds: All awards or settlements in respect of a Mortgaged Property, whether permanent or temporary, partial or entire, by exercise of the power of eminent domain or condemnation, to the extent not required to be released to a Mortgagor in accordance with the terms of the related Mortgage Loan Documents.

                  Corporate Trust Office: With respect to the Securities Administrator, to the principal office of the Securities Administrator at 4 New York Plaza, 6th Floor, New York, New York 10004, Attention: Worldwide Securities Servicers Global Debt - GSAA Home Equity Trust 2006-1, or at such other address as the Securities Administrator may designate from time to time by notice to the Certificateholders. With respect to the Trustee, to the principal office of the Trustee at 401 South Tryon Street, 12th Floor NC1179, Charlotte, North Carolina 28202-1934, Attention: Structured Finance Trust Services or at such other address as the Trustee may designate from time to time by notice to the Certificateholders.

                  Corresponding Class: The Class of interests in one Trust REMIC created under this Agreement that corresponds to the Class of interests in the other Trust REMIC or to a Class of Certificates in the manner set out below:

    Middle-Tier              Upper-Tier                   Corresponding
 Regular Interest         Regular Interest            Class of Certificates
 ----------------         ----------------            ---------------------
Class MT-A-1                  Class A-2                     Class A-1
Class MT-A-2                  Class A-2                     Class A-2

Class MT-A-3                  Class A-3                     Class A-3
Class MT-A-4                  Class A-4                     Class A-4
Class MT-M-1                  Class M-1                     Class M-1
Class MT-M-2                  Class M-2                     Class M-2
Class MT-M-3                  Class M-3                     Class M-3
Class MT-M-4                  Class M-4                     Class M-4
Class MT-M-5                  Class M-5                     Class M-5
Class MT-B-1                  Class B-1                     Class B-1
Class MT-B-2                  Class B-2                     Class B-2
Class MT-B-3                  Class B-3                     Class B-3


                  Countrywide: Countrywide Home Loans, Inc., a New York corporation, and its successors in interest.

                  Countrywide Mortgage Loans: The mortgage loans acquired by the Purchaser from Countrywide pursuant to the Countrywide Sale Agreement, and, in the case of the mortgage loans being serviced by Countrywide, shall include the Goldman Conduit Mortgage Loans.

                  Countrywide Sale Agreement: The Amended and Restated Master Mortgage Loan Purchase Agreement, dated on or about January 1, 2006 between Countrywide and Goldman Sachs Mortgage Company.

                  Countrywide Servicing: Countrywide Home Loans Servicing LP, a Texas limited partnership, and its successors in interest.

                  Countrywide Servicing Agreements: The Flow Servicing Agreement, dated May 1, 2005, between Countrywide Servicing and Goldman Sachs Mortgage Company, and the Servicing Agreement, dated on oe about January 1, 2006 between Countrywide Servicing and Goldman Sachs Mortgage Company, each as modified by the related Assignment Agreements.

                  Custodial File: With respect to each Mortgage Loan, any Mortgage Loan Document which is delivered to the applicable Custodian or which at any time comes into the possession of that Custodian.

                  Custodian: With respect to the Goldman Conduit Mortgage Loans, JPMorgan, and with respect to all other Mortgage Loans, Deutsche Bank.

                  Cut-off Date: January 1, 2006.

                  Cut-off Date Pool Principal Balance: The aggregate Stated Principal Balance of all Mortgage Loans as of the Cut-off Date.

                  Cut-off Date Principal Balance: As to any Mortgage Loan, the Stated Principal Balance thereof as of the close of business on the Cut-off Date (after giving effect to payments of principal due on that date, whether or not received).

                  Defaulted Swap Termination Payment: Any Swap Termination Payment required to be paid by the Supplemental Interest Trust to the Swap Provider pursuant to the Interest Rate

Swap Agreement as a result of an Event of Default (as defined in the Interest Rate Swap Agreement) with respect to which the Swap Provider is the defaulting party or a Termination Event (as defined in the Interest Rate Swap Agreement) (other than Illegality or a Tax Event that is not a Tax Event Upon Merger (each as defined in the Interest Rate Swap Agreement)) with respect to which the Swap Provider is the sole Affected Party (as defined in the Interest Rate Swap Agreement) or with respect to a termination resulting from a Substitution Event (as defined in the Interest Rate Swap Agreement).

                  Definitive Certificates: Any Certificate evidenced by a Physical Certificate and any Certificate issued in lieu of a Book-Entry Certificate pursuant to Section 5.02(e).

                  Deleted Mortgage Loan: A Mortgage Loan which is purchased or repurchased by any Responsible Party, the Purchaser or the Depositor in accordance with the terms of any Sale Agreement, any Assignment Agreement or this Agreement, as applicable, or which is, in the case of a substitution pursuant to the GreenPoint Sale Agreement, Countrywide Sale Agreement, PHH Sale and Servicing Agreement or any related Assignment Agreement, replaced or to be replaced with a substitute mortgage loan.

                  Denomination: With respect to each Certificate, the amount set forth on the face thereof as the "Initial Certificate Balance of this Certificate" or the Percentage Interest appearing on the face thereof.

                  Depositor: GS Mortgage Securities Corp., a Delaware corporation, and its successors in interest.

                  Depository: The initial Depository shall be The Depository Trust Company, the nominee of which is CEDE & Co., as the registered Holder of the Book-Entry Certificates. The Depository shall at all times be a "clearing corporation" as defined in Section 8-102(a)(5) of the Uniform Commercial Code of the State of New York.

                  Depository Institution: Any depository institution or trust company, including the Trustee and the Securities Administrator, that (a) is incorporated under the laws of the United States of America or any State thereof, (b) is subject to supervision and examination by federal or state banking authorities and (c) has outstanding unsecured commercial paper or other short-term unsecured debt obligations that are rated "P-1" by Moody's and "A-1" by Standard & Poor's.

                  Depository Participant: A broker, dealer, bank or other financial institution or other Person for whom from time to time a Depository effects book-entry transfers and pledges of securities deposited with the Depository.

                  Determination Date: With respect to each Distribution Date, the Business Day immediately preceding the Remittance Date, or, with respect to the Goldman Conduit Mortgage Loans, the 15th calendar day (or if such 15th day is not a Business Day, the Business Day immediately following such 15th day) of the month of the related Remittance Date, or, with respect to the PHH Sale and Servicing Agreement, the 16th calendar day (or if such 16th day is not a Business Day immediately preceding such 16th day) of the month of the related Remittance Date.

                  Deutsche Bank:  Deutsche Bank National Trust Company.

                  Distribution Account: The separate Eligible Account created by the Securities Administrator pursuant to Section 3.01(b) in the name of the Securities Administrator as paying agent for the benefit of the Trustee and the Certificateholders and designated "JPMorgan Chase Bank, National Association, as paying agent, in trust for registered holders of GSAA Home Equity Trust 2006-1, Asset-Backed Certificates, Series 2006-1." Funds in the Distribution Account shall be held in trust for the Certificateholders for the uses and purposes set forth in this Agreement.

                  Distribution Date: The 25th day of each month or, if such day is not a Business Day, the immediately succeeding Business Day, commencing in February 2006.

                  Document Certification and Exception Report: The report attached to Exhibit F hereto.

                  Due Date: The day of the month on which the Monthly Payment is due on a Mortgage Loan, exclusive of any days of grace.

                  Due Period: With respect to any Distribution Date, the period commencing on the second day of the calendar month preceding the month in which that Distribution Date occurs and ending on the first day of the calendar month in which that Distribution Date occurs, except, in the case of the Goldman Conduit Mortgage Loans, the period commencing on the first day of the month and ending on the last day of the month preceding the month of the Remittance Date.

                  EDGAR: The Commission's Electronic Data Gathering, Analysis and Retrieval system.

                  Eligible Account: Either (i) an account maintained with a federal or state chartered depository institution or trust company the short-term unsecured debt obligations of which (or, in the case of a depository institution or trust company that is a subsidiary of a holding company, the short-term unsecured debt obligations of such holding company) are rated "A-1+" by Standard & Poor's, "F1" by Fitch and "P-1" by Moody's (or a comparable rating if another Rating Agency is specified by the Depositor by written notice to the Servicer) at the time any amounts are held on deposit therein, (ii) a trust account or accounts maintained with a federal or state chartered depository institution or trust company acting in its fiduciary capacity or (iii) any other account acceptable to each Rating Agency. Eligible Accounts may bear interest, and may include, if otherwise qualified under this definition, accounts maintained with the Securities Administrator or the Trustee.

                  ERISA: The Employee Retirement Income Security Act of 1974, as amended.

                  ERISA-Qualifying Underwriting: A best efforts or firm commitment underwriting or private placement that meets the requirements of Prohibited Transaction Exemption ("PTE") 2002-41, 67 Fed. Reg. 54487 (2002) (or any successor thereto), or any substantially similar administrative exemption granted by the U.S. Department of Labor.

                  ERISA-Restricted Certificate: As specified in the Preliminary Statement.

                  Event of Default: As defined in the applicable Servicing Agreement.

                  Excess Overcollateralized Amount: With respect to any Distribution Date, the excess, if any, of (a) the Overcollateralized Amount on such Distribution Date over (b) the Specified Overcollateralized Amount for such Distribution Date.

                  Excess Reserve Fund Account: The separate Eligible Account created and maintained by the Securities Administrator pursuant to Sections 3.01(a) in the name of the Securities Administrator as paying agent for the benefit of the Regular Certificateholders and designated "JPMorgan Chase Bank, National Association, as paying agent, in trust for registered holders of GSAA Home Equity Trust 2006-1, Asset-Backed Certificates, Series 2006-1." Funds in the Excess Reserve Fund Account shall be held in trust for the Regular Certificateholders for the uses and purposes set forth in this Agreement. Amounts on deposit in the Excess Reserve Fund Account shall not be invested.

                  Exchange Act: The Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

                  Exchange Act Filing Obligation: The obligations of the Master Servicer under Sections 9.08 and 9.09 with respect to notice and information to be provided to the Depositor or Article XIII (except Section 13.07).

                  Exchange Act Reports: Any reports on Form 10-D, Form 8-K and Form 10-K required to be filed by the Depositor with respect to the Trust Fund under the Exchange Act.

                  Expense Fee Rate: As to each Mortgage Loan, a per annum rate equal to the sum of the Servicing Fee Rate, the Administrative Fee Rate and, if set forth on the Mortgage Loan Schedule, the applicable Primary Mortgage Insurance Policy premium rate.

                  Expense Fees: As to each Mortgage Loan, the fees calculated by reference to the Expense Fee Rate.

                  Extra Principal Distribution Amount: As of any Distribution Date, the lesser of (x) the related Total Monthly Excess Spread for that Distribution Date and (y) the related Overcollateralization Deficiency for such Distribution Date.

                  Fair Market Value Excess: As defined in Section 11.01.

                  Fannie Mae: The Federal National Mortgage Association, and its successors in interest.

                  Final Scheduled Distribution Date: The Final Scheduled Distribution Date for each Class of Certificates is the Distribution Date occurring in January 2036.

                  Fitch: Fitch, Inc.

                  Fixed Rate Certificates: As specified in the Preliminary Statement.

                  Form 10-D Disclosure Item: With respect to any Person, any pending material litigation or contemplated governmental proceedings against such Person that would have a material adverse impact on the Certificateholders.

                  Form 10-K Disclosure Item: With respect to any Person, (a) any pending material litigation or contemplated governmental proceedings against such Person that would have a material adverse impact on the Certificateholders and (b) any affiliations or relationships between such Person and any Item 1119 Party that would be material to a Certificateholder.

                  Freddie Mac: The Federal Home Loan Mortgage Corporation, a corporate instrumentality of the United States created and existing under Title III of the Emergency Home Finance Act of 1970, as amended, and its successors in interest.

                  Goldman Conduit: Goldman Sachs Mortgage Conduit Program.

                  Goldman Conduit Mortgage Loans: The Mortgage Loans acquired by the Purchaser pursuant to the applicable Goldman Conduit Sale Agreements.

                  Goldman Conduit Sale Agreements: The Master Loan Purchase Agreements, between various mortgage loan sellers and Goldman Sachs Mortgage Company, dated as of their respective dates.

                  Goldman Servicing Agreement: The Flow Servicing Agreement, dated as of May 1, 2005, between Countrywide Servicing and Goldman Sachs Mortgage Company relating to the servicing of the Goldman Conduit Mortgage Loans.

                  GreenPoint: GreenPoint Mortgage Funding, Inc., a New York corporation, and its successor in interest.

                  GreenPoint Mortgage Loans: The Mortgage Loans acquired by the Purchaser from GreenPoint pursuant to the GreenPoint Sale Agreement.

                  GreenPoint Sale Agreement: The Amended and Restated Master Mortgage Loan Purchase Agreement, dated as of November 1, 2005, between GreenPoint and Goldman Sachs Mortgage Company.

                  GreenPoint Servicing Agreement: The Servicing Agreement, dated as of November 1, 2005, between GreenPoint and Goldman Sachs Mortgage Company.

                  Insurance Proceeds: With respect to each Mortgage Loan, proceeds of insurance policies insuring the Mortgage Loan or the related Mortgaged Property.

                  Interest Accrual Period: With respect to any Distribution Date, (i) with respect to the LIBOR Certificates, the period commencing on the immediately preceding Distribution Date (or commencing on the Closing Date in the case of the first Distribution Date) and ending on the day immediately preceding the current Distribution Date, and (ii) with respect to the Fixed Rate Certificates, the calendar month immediately preceding the month which such Distribution Date occurs. For purposes of computing interest accruals on each Class of LIBOR Certificates, each

Interest Accrual Period has the actual number of days in such period and each year is assumed to have 360 days. For purposes of computing interest accruals on the Fixed Rate Certificates, each Interest Accrual Period has 30 days in such period and each year is assumed to have 360 days.

                  Interest Rate Swap Agreement: The interest rate swap agreement, dated as of January 27, 2006, between the GSAA Home Equity Trust 2006-1 and Goldman Sachs Mitsui Marine Derivative Products, L.P. and assigned to the Supplemental Interest Trust or any other swap agreement (including any related schedules) assigned to the Supplemental Interest Trust.

                  Interest Remittance Amount: With respect to any Distribution Date, that portion of Available Funds attributable to interest relating to the Mortgage Loans and any Net Swap Receipt Amount attributable for such Distribution Date, net of any Net Swap Payment Amount made with respect to such Distribution Date.

                  Investment Account:  As defined in Section 3.02(a).

                  Item 1119 Party: The Depositor, the Master Servicer, the Trustee, any Servicer, any subservicer, any originator identified in the Prospectus Supplement and any Swap Provider.

                  JPMorgan: JPMorgan Chase Bank, National Association, a national banking corporation, and its successors in interest.

                  LIBOR: With respect to any Interest Accrual Period for the LIBOR Certificates, the rate determined by the Securities Administrator on the related LIBOR Determination Date on the basis of the offered rate for one month U.S. dollar deposits as such rate appears on Telerate Page 3750 as of 11:00 a.m. (London time) on such date; provided, that if such rate does not appear on Telerate Page 3750, the rate for such date will be determined on the basis of the rates at which one-month U.S. dollar deposits are offered by the Reference Banks at approximately 11:00 a.m. (London time) on such date to prime banks in the London interbank market. In such event, the Securities Administrator shall request the principal London office of each of the Reference Banks to provide a quotation of its rate. If at least two such quotations are provided, the rate for that date will be the arithmetic mean of the quotations (rounded upwards if necessary to the nearest whole multiple of 1/16%). If fewer than two quotations are provided as requested, the rate for that date will be the arithmetic mean of the rates quoted by major banks in New York City, selected by the Securities Administrator (after consultation with the Depositor), at approximately 11:00 a.m. (New York City time) on such date for one-month U.S. dollar deposits of leading European banks. The establishment of LIBOR by the Securities Administrator and the Securities Administrator's subsequent calculations based thereon, in the absence of manifest error, shall be final and binding. Except as otherwise set forth herein, absent manifest error, the Securities Administrator may conclusively rely on quotations of LIBOR as such quotations appear on Telerate Screen Page 3750.

                  LIBOR Certificates: As specified in the Preliminary
Statement.

                  LIBOR Determination Date: With respect to any Interest Accrual Period for the LIBOR Certificates, the second London Business Day preceding the commencement of such Interest Accrual Period.

                  Liquidated Mortgage Loan: With respect to any Distribution Date, a defaulted Mortgage Loan (including any REO Property) which was liquidated in the Principal Prepayment Period preceding the month of such Distribution Date and as to which the applicable Servicer has certified that it has received all amounts it expects to receive in connection with the liquidation of such Mortgage Loan including the final disposition of an REO Property.

                  Liquidation Proceeds: Cash received in connection with the liquidation of a defaulted Mortgage Loan, whether through the sale or assignment of such Mortgage Loan, trustee's sale, foreclosure sale or otherwise, or the sale of the related Mortgaged Property if the Mortgaged Property is acquired in satisfaction of the Mortgage Loan, including any Subsequent Recoveries.

                  London Business Day: Any day on which dealings in deposits of United States dollars are transacted in the London interbank market.

                  Lower-Tier Principal Amount: As described in the Preliminary Statement.

                  Lower-Tier Regular Interest: As described in the Preliminary Statement.

                  Lower-Tier REMIC: As described in the Preliminary Statement.

                  Majority Class X Certificateholder: The Holder or Holders of a majority of the Percentage Interests in the Class X Certificates.

                  Master Servicer: JPMorgan Chase Bank, National Association, and if a successor master servicer is appointed hereunder, such successor.

                  Master Servicer Event of Default: As defined in Section
9.04.

                  Master Servicing Float Period: As to any Distribution Date and each Mortgage Loan, the period commencing on the 18th Business Day immediately preceding such Distribution Date and ending on such Distribution Date.

                  MERS: Mortgage Electronic Registration Systems, Inc., a corporation organized and existing under the laws of the State of Delaware, or any successor thereto.

                  MERS Loan: Any Mortgage Loan registered with MERS on the MERS System.

                  MERS System: The system of recording transfers of mortgages electronically maintained by MERS.

                  Middle-Tier Principal Amount: As described in the Preliminary Statement.

                  Middle-Tier Regular Interest: Each of the Class MT-A-1, Class MT-A-2, Class MT-A-3, Class MT-A-4, Class MT-M-1, Class MT-M-2, Class MT-M-3, Class MT-M-4, Class MT-M-5, Class MT-B-1, Class MT-B-2, Class MT-B-3 and Class MT-Accrual Interests as described in the Preliminary Statement.

                  Middle-Tier REMIC: As described in the Preliminary
Statement.

                  Monthly Advance: As defined in the applicable Servicing Agreement.

                  Monthly Payment: The scheduled monthly payment of principal and interest on a Mortgage Loan.

                  Monthly Statement: The statement made available to the Certificateholders pursuant to Section 4.02.

                  Moody's: Moody's Investors Service, Inc. If Moody's is designated as a Rating Agency in the Preliminary Statement, for purposes of
Section 12.05(b) the address for notices to Moody's shall be Moody's Investors Service, Inc., 99 Church Street, New York, New York 10007, Attention:
Residential Mortgage Pass-Through Group, or such other address as Moody's may hereafter furnish to the Depositor and the Servicer.

                  Mortgage: The mortgage, deed of trust or other instrument identified on the Mortgage Loan Schedule as securing a Mortgage Note.

                  Mortgage File: The items pertaining to a particular Mortgage Loan contained in either the Servicing File or Custodial File.

                  Mortgage Interest Rate: The annual rate of interest borne on a Mortgage Note with respect to each Mortgage Loan.

                  Mortgage Loan: An individual Mortgage Loan which is the subject of a Sale Agreement and a Servicing Agreement, each Mortgage Loan originally sold and subject to any Sale Agreement being identified on the Mortgage Loan Schedule, which Mortgage Loan includes without limitation the Mortgage File, the Servicing File, the Monthly Payments, Principal Prepayments, Prepayment Premiums, Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds, REO Disposition proceeds and all other rights, benefits, proceeds and obligations arising from or in connection with such Mortgage Loan.

                  Mortgage Loan Documents: The mortgage loan documents pertaining to each Mortgage Loan.

                  Mortgage Loan Schedule: A schedule of Mortgage Loans annexed hereto as Schedule I, such schedule setting forth the following information with respect to each Mortgage Loan: (1) Responsible Party's Mortgage Loan number; (2) the address, city, state and zip code of the Mortgaged Property;
(3) a code indicating whether the Mortgagor is self-employed; (4) a code indicating whether the Mortgaged Property is owner-occupied, investment property or a second home; (5) a code indicating whether the Mortgaged Property is a single family residence, two family residence, three-family residence, four family residence, condominium, manufactured housing or planned unit development; (6) the purpose of the Mortgage Loan; (7) the type of Mortgage Loan; (8) the Mortgage Interest Rate at origination; (9) the current Mortgage Interest Rate; (10) the name of the applicable Servicer; (11) the applicable Servicing Fee Rate; (12) the current Monthly Payment; (13) the original term to maturity; (14) the remaining term to maturity; (15) the principal balance of the Mortgage Loan as of the Cut-off Date after deduction of payments of principal due on or before the Cut-off Date whether or not collected; (16) the LTV at origination and if the Mortgage Loan has a second lien, combined LTV at origination; (17) the actual principal balance of the Mortgage Loan as of the Cut-off Date; (18) social security number of the Mortgagor; (19) a code indicating whether the Mortgage Loan had a second lien at origination; (20) if the Mortgage Loan has a second lien, combined loan balance as of the Cut-off Date; (21) a code indicating whether the Mortgaged Property is a leasehold estate; (22) the due date of the Mortgage Loan; (23) whether the Mortgage Loan is insured by a Primary Mortgage Insurance Policy and the name of the insurer; (24) the certificate number of the Primary Mortgage Insurance Policy; (25) the amount of coverage of the Primary Mortgage Insurance Policy, and if it is a lender-paid Primary Mortgage Insurance Policy, the premium rate; (26) the type of appraisal; (27) a code indicating whether the Mortgage Loan is a MERS Loan; (28) documentation type (including asset and income type); (29) first payment date; (30) the schedule of the payment delinquencies in the prior 12 months; (31) FICO score; (32) the Mortgagor's name; (33) the stated maturity date; (34) the original principal amount of the Mortgage Loan and (35) the name of the applicable Custodian.

                  Mortgaged Property: The real property (or leasehold estate, if applicable) identified on the Mortgage Loan Schedule as securing repayment of the debt evidenced by a Mortgage Note.

                  Mortgagor: The obligor on a Mortgage Note.

                  Net Monthly Excess Cash Flow: For any Distribution Date the amount remaining for distribution pursuant to subsection 4.01(a)(iii) (before giving effect to distributions pursuant to such subsection).

                  Net Prepayment Interest Shortfall: For any Distribution Date, the amount by which the sum of the Prepayment Interest Shortfalls exceeds the sum of the Compensating Interest payments made on such Distribution Date.

                  Net Swap Payment Amount: With respect to any Distribution Date, the Fixed Amount (as defined in the Interest Rate Swap Agreement) payable by the Supplemental Interest Trust to the Swap Provider, pursuant to the applicable clauses of the Priorities of Distribution, on the related Fixed Rate Payer Payment Date (as defined in the Interest Rate Swap Agreement).

                  Net Swap Receipt Amount: With respect to any Distribution Date, the Floating Amount (as defined in the Interest Rate Swap Agreement) payable by the Swap Provider to the Supplemental Interest Trust on the related Floating Rate Payer Payment Date (as defined in the Interest Rate Swap Agreement).

                  NIM Issuer: The entity established as the issuer of the NIM Securities.

                  NIM Securities: Any debt securities secured or otherwise backed by some or all of the Class P and Class X Certificates.

                  NIM Trustee: The trustee for the NIM Securities.

                  Non Permitted Transferee: As defined in Section 8.12(e).

                  Nonrecoverable Monthly Advance: Any Monthly Advance previously made or proposed to be made in respect of a Mortgage Loan or REO Property that, in the good faith business judgment of the Servicer, the Master Servicer or any successor Master Servicer including the Trustee, as applicable, will not or, in the case of a proposed Monthly Advance, would not be ultimately recoverable from related late payments, Insurance Proceeds, Condemnation Proceeds or Liquidation Proceeds on such Mortgage Loan or REO Property as provided herein.

                  Nonrecoverable Servicing Advance: Any Servicing Advance previously made or proposed to be made in respect of a Mortgage Loan or REO Property, which, in the good faith business judgment of the Servicer, the Master Servicer or any successor Master Servicer including the Trustee, as applicable, will not or, in the case of a proposed Servicing Advance, would not, be ultimately recoverable from related Insurance Proceeds, Condemnation Proceeds, Liquidation Proceeds or otherwise.

                  Notice of Final Distribution: The notice to be provided pursuant to Section 11.02 to the effect that final distribution on any of the Certificates shall be made only upon presentation and surrender thereof.

                  Offered Certificates: As specified in the Preliminary
Statement.

                  Officer's Certificate: A certificate signed by the Chairman of the Board or the Vice Chairman of the Board or the President or a Vice President or an Assistant Vice President and by the Treasurer or the Secretary or one of the Assistant Treasurers or Assistant Secretaries of any Servicer or any Responsible Party, and delivered to the Trustee and the Securities Administrator, as required by any Servicing Agreement or Sale Agreement or, in the case of any other Person, signed by an authorized officer of such Person.

                  Opinion of Counsel: A written opinion of counsel, who may be in house counsel for applicable Servicer, reasonably acceptable to the Trustee and/or the Securities Administrator, as applicable (and/or such other Persons as may be set forth herein); provided, that any Opinion of Counsel relating to
(a) qualification of any Trust REMIC or (b) compliance with the REMIC Provisions, must be (unless otherwise stated in such Opinion of Counsel) an opinion of counsel who (i) is in fact independent of the applicable Servicer or the Master Servicer of the Mortgage Loans, (ii) does not have any material direct or indirect financial interest in the applicable Servicer or the Master Servicer of the Mortgage Loans or in an affiliate of either and (iii) is not connected with the applicable Servicer or the Master Servicer of the Mortgage Loans as an officer, employee, director or person performing similar functions.

                  Optional Termination Date: The Distribution Date on which the aggregate Stated Principal Balance of the Mortgage Loans, as of the last day of the related Due Period, is equal to 10.00% or less of the Cut-off Date Pool Principal Balance.

                  Outstanding: With respect to the Certificates as of any date of determination, all Certificates theretofore executed and authenticated under this Agreement except:

                  (i) Certificates theretofore canceled by the Securities Administrator or delivered to the Securities Administrator for cancellation; and

                  (ii) Certificates in exchange for which or in lieu of which other Certificates have been executed and delivered by the Securities Administrator pursuant to this Agreement.

                  Outstanding Mortgage Loan: As of any Due Date, a Mortgage Loan with a Stated Principal Balance greater than zero which was not the subject of a Principal Prepayment in Full prior to such Due Date and which did not become a Liquidated Mortgage Loan prior to such Due Date.

                  Overcollateralized Amount: As of any Distribution Date, the excess, if any, of (a) the aggregate Stated Principal Balance of the Mortgage Loans for such Distribution Date over (b) the aggregate of the Class Certificate Balances of the Principal Certificates as of such Distribution Date (after giving effect to the payment of the Principal Remittance Amount on such Certificates on such Distribution Date).

                  Overcollateralization Deficiency: With respect to any Distribution Date, the excess, if any, of (a) the Specified Overcollateralized Amount applicable to such Distribution Date over (b) the Overcollateralized Amount applicable to such Distribution Date.

                  Overcollateralization Floor: With respect to any Distribution Date, 0.50% of the aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date.

                  Overcollateralization Reduction Amount: With respect to any Distribution Date, an amount equal to the lesser of (a) the Excess Overcollateralized Amount and (b) the Net Monthly Excess Cash Flow.

                  Ownership Interest: As to any Residual Certificate, any ownership interest in such Certificate including any interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial.

                  Par Value: means an amount equal to the greater of (a) the sum of (1) 100% of the unpaid principal balance of the Mortgage Loans (other than Mortgage Loans related to REO Properties), (2) interest accrued and unpaid on the Mortgage Loans, (3) any unreimbursed P&I Advances, fees and expenses of the Master Servicer, the Securities Administrator and the Trustee,
(4) any Swap Termination Payment other than a Defaulted Swap Termination Payment owed to the Swap Provider and (5) with respect to any REO Property, the lesser of (x) the appraised value of each REO Property, as determined by the higher of two appraisals completed by two independent appraisers selected by the Master Servicer or its designee, and (y) the unpaid principal balance of each Mortgage Loan related to any REO Property, and (b) the sum of (1) the aggregate unpaid Class Certificate Balance of each class of certificates then outstanding, (2) interest accrued and unpaid on the certificates, (3) any unreimbursed P&I Advances, fees and expenses of the Master Servicer, the Securities Administrator and the Trustee and (4) any Swap Termination Payment other than a Defaulted Swap Termination Payment owed to the Swap Provider.

                  Pass-Through Rate: For each Class of Certificates and each Lower-Tier Regular Interest, the per annum rate set forth or calculated in the manner described in the Preliminary Statement.

                  Percentage Interest: As to any Certificate, the percentage interest evidenced thereby in distributions required to be made on the related Class, such percentage interest being set forth on the face thereof or equal to the percentage obtained by dividing the Denomination of such Certificate by the aggregate of the Denominations of all Certificates of the same Class.

                  Performance Certification: As defined in Section 13.05.

                  Permitted Investments: Any one or more of the following obligations or securities acquired at a purchase price of not greater than par, regardless of whether issued by the Servicer, the Trustee or any of their respective Affiliates:

                  (i) direct obligations of, or obligations fully guaranteed as to timely payment of principal and interest by, the United States or any agency or instrumentality thereof, provided such obligations are backed by the full faith and credit of the United States;

                  (ii) demand and time deposits in, certificates of deposit of, or bankers' acceptances (which shall each have an original maturity of not more than 90 days and, in the case of bankers' acceptances, shall in no event have an original maturity of more than 365 days or a remaining maturity of more than 30 days) denominated in United States dollars and issued by any Depository Institution and rated F1+ by Fitch, P-1 by Moody's and A-1+ by S&P;

                  (iii) repurchase obligations with respect to any security described in clause (i) above entered into with a Depository Institution (acting as principal);

                  (iv) securities bearing interest or sold at a discount that are issued by any corporation incorporated under the laws of the United States of America or any state thereof and that are rated by each Rating Agency that rates such securities in its highest long-term unsecured rating categories at the time of such investment or contractual commitment providing for such investment;

                  (v) commercial paper (including both non-interest-bearing discount obligations and interest-bearing obligations payable on demand or on a specified date not more than 30 days after the date of acquisition thereof) that is rated by each Rating Agency that rates such securities in its highest short-term unsecured debt rating available at the time of such investment;

                  (vi) units of money market funds, including money market funds advised by the Depositor, the Securities Administrator or the Trustee or an Affiliate thereof, that have been rated "Aaa" by Moody's, "AAAm" or "AAAm-G" by Standard & Poor's and, if rated by Fitch, at least "AA" by Fitch; and

                  (vii) if previously confirmed in writing to the Securities Administrator, any other demand, money market or time deposit, or any other obligation, security or investment, as may be acceptable to the Rating Agencies as a permitted investment of funds backing "Aaa" or "AAA" rated securities;

provided, however, that no instrument described hereunder shall evidence either the right to receive (a) only interest with respect to the obligations underlying such instrument or (b) both principal and interest payments derived from obligations underlying such instrument and the interest and principal payments with respect to such instrument provide a yield to maturity at par greater than 120% of the yield to maturity at par of the underlying obligations.

                  Permitted Transferee: Any Person other than (i) the United States, any State or political subdivision thereof, or any agency or instrumentality of any of the foregoing, (ii) a foreign government, international organization or any agency or instrumentality of either of the foregoing, (iii) an organization (except certain farmers' cooperatives described in Section 521 of the Code) which is exempt from tax imposed by Chapter 1 of the Code (including the tax imposed by Section 511 of the Code on unrelated business taxable income) on any excess inclusions (as defined in
Section 860E(c)(1) of the Code) with respect to any Residual Certificate, (iv) rural electric and telephone cooperatives described in Section 1381(a)(2)(C) of the Code, (v) a Person that is not a U.S. Person or a U.S. Person with respect to whom income from a Residual Certificate is attributable to a foreign permanent establishment or fixed base (within the meaning of an applicable income tax treaty) of such Person or any other U.S. Person, (vi) an "electing large partnership" within the meaning of Section 775 of the Code and
(vii) any other Person so designated by the Depositor based upon an Opinion of Counsel that the Transfer of an Ownership Interest in a Residual Certificate to such Person may cause any Trust REMIC to fail to qualify as a REMIC at any time that the Certificates are outstanding. The terms "United States," "State" and "international organization" shall have the meanings set forth in Section 7701 of the Code or successor provisions. A corporation will not be treated as an instrumentality of the United States or of any State or political subdivision thereof for these purposes if all of its activities are subject to tax and, with the exception of the Freddie Mac, a majority of its board of directors is not selected by such government unit.

                  Person: Any individual, corporation, partnership, joint venture, association, limited liability company, joint stock company, trust, unincorporated organization or government, or any agency or political subdivision thereof.

                  PHH: PHH Mortgage Corporation, a New Jersey corporation, and its successors in interest.

                  PHH Mortgage Loans: The Mortgage Loans acquired by the Purchaser from PHH pursuant to the PHH Sale and Servicing Agreement.

                  PHH Sale and Servicing Agreement: Amended and Restated Mortgage Loan Flow Purchase, Sale & Servicing Agreement, dated as of December 1, 2005, between Goldman Sachs Mortgage Company and PHH Mortgage Corporation (formerly known as Cendant Mortgage Corporation) and Bishop's Gate Residential Mortgage Trust (formerly known as Cendant Residential Mortgage Trust).

                  Physical Certificates: As specified in the Preliminary Statement.

                  Pool Stated Principal Balance: As to any Distribution Date, the aggregate of the Stated Principal Balances of the Mortgage Loans for such Distribution Date that were Outstanding Mortgage Loans on the Due Date in the related Due Period.

                  Prepayment Interest Shortfall: With respect to any Remittance Date, the sum of, for each Mortgage Loan that was during the related Principal Prepayment Period the subject of a Principal Prepayment that was applied by the Servicer to reduce the outstanding principal balance of such Mortgage Loan on a date preceding the Due Date in the succeeding Principal Prepayment Period, an amount equal to the product of (a) the Mortgage Interest Rate net of the applicable Servicing Fee Rate for such Mortgage Loan, (b) the amount of the Principal Prepayment for such Mortgage Loan, (c) 1/360 and (d) the number of days commencing on the date on which such Principal Prepayment was applied and ending on the last day of the related Principal Prepayment Period.

                  Prepayment Premium: Any prepayment premium, penalty or charge, if any, required under the terms of the related Mortgage Note to be paid in connection with a Principal Prepayment, to the extent permitted by law.

                  Principal Certificates: As specified in the Preliminary Statement.

                  Principal Distribution Amount: For any Distribution Date, the sum of (i) the Basic Principal Distribution Amount for such Distribution Date and (ii) the Extra Principal Distribution Amount for such Distribution Date.

                  Principal Prepayment: Any full or partial payment or other recovery of principal on a Mortgage Loan (including upon liquidation of a Mortgage Loan) which is received in advance of its scheduled Due Date, including any Prepayment Premium, and which is not accompanied by an amount of interest representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment.

                  Principal Prepayment in Full: Any Principal Prepayment made by a Mortgagor of the entire principal balance of a Mortgage Loan.

                  Principal Prepayment Period: With respect to any Distribution Date, the calendar month preceding the month in which that Distribution Date occurs.

                  Principal Remittance Amount: With respect to any Distribution Date and the Mortgage Loans, the amount equal to the sum of the following amounts (without duplication): (i) all scheduled payments of principal due on the Due Date on such Mortgage Loans in the related Due Period and received on or prior to the related Determination Date, together with any Monthly Advances in respect thereof; (ii) all Condemnation Proceeds, Insurance Proceeds and Liquidation Proceeds allocable to principal and received during the related Principal Prepayment Period; (iii) all Principal Prepayments allocable to principal and received during the related Principal Prepayment Period; (iv) all amounts received with respect to such Distribution Date representing the portion of the purchase price allocable to principal in connection with a purchase or repurchase of a Deleted Mortgage Loan; (v) principal portion of all amounts received with respect to such Distribution Date as a Substitution Adjustment Amount and received in connection with the substitution of a Mortgage Loan and (vi) the allocable portion of the proceeds received with respect to the termination of the Trust Fund pursuant to clause (a) of Section 11.01 (to the extent such proceeds relate to principal).

                  Private Certificates: As specified in the Preliminary
Statement.

                  Prospectus Supplement: The Prospectus Supplement, dated January 26, 2006, relating to the Offered Certificates.

                  PTCE: Prohibited Transaction Class Exemption, issued by the U.S. Department of Labor.

                  PUD: A planned unit development.

                  Purchaser: Goldman Sachs Mortgage Company, a New York limited partnership, and its successors in interest.

                  Rating Agency: Each of the Rating Agencies specified in the Preliminary Statement. If such organization or a successor is no longer in existence, "Rating Agency" shall be such nationally recognized statistical rating organization, or other comparable Person, as is designated by the Depositor, notice of which designation shall be given to the Trustee and the Securities Administrator. References herein to a given rating or rating category of a Rating Agency shall mean such rating category without giving effect to any modifiers. For purposes of Section 12.05(b), the addresses for notices to each Rating Agency shall be the address specified therefor in the definition corresponding to the name of such Rating Agency, or such other address as either such Rating Agency may hereafter furnish to the Depositor and the Servicer.

                  Realized Losses: With respect to any date of determination and any Liquidated Mortgage Loan, the amount, if any, by which (a) the unpaid principal balance of such Liquidated Mortgage Loan together with accrued and unpaid interest thereon exceeds (b) the Liquidation Proceeds with respect thereto net of the expenses incurred by the Servicer in connection with the liquidation of such Liquidated Mortgage Loan and net of any amount of unreimbursed Servicing Advances with respect to such Liquidated Mortgage Loan.

                  Record Date: With respect to any Distribution Date, the close of business on the last Business Day of the related Interest Accrual Period; provided, however, that for any Definitive Certificate issued pursuant to Section 5.02(e), the Record Date shall be the close of business on the last Business Day of the month immediately preceding the month in which the related Distribution Date occurs.

                  Reference Bank: As defined in Section 4.04.

                  Regular Certificates: As specified in the Preliminary
Statement.

                  Regulation AB: Subpart 229.1100 - Asset Backed Securities (Regulation AB), 17 C.F.R. ss.ss.229.1100-229.1123, as such may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Commission in the adopting release (Asset-Backed Securities, Securities Act Release No. 33-8518, 70 Fed. Reg. 1,506, 1,531 (Jan. 7,

2005)) or by the staff of the Commission, or as may be provided by the Commission or its staff from time to time.

                  Relief Act Interest Shortfall: With respect to any Distribution Date and any Mortgage Loan, any reduction in the amount of interest collectible on such Mortgage Loan for the most recently ended Due Period as a result of the application of the Servicemembers' Civil Relief Act of 1940 or any similar state statutes.

                  REMIC: A "real estate mortgage investment conduit" within the meaning of Section 860D of the Code.

                  REMIC Provisions: Provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at Sections 860A through 860G of Subchapter M of Chapter 1 of the Code, and related provisions, and regulations promulgated thereunder, as the foregoing may be in effect from time to time as well as provisions of applicable state laws.

                  Remittance Advice Date: The 5th, 5th, 10th and 10th day of each calendar month, respectively, with respect to GreenPoint, PHH, SunTrust and Countrywide Servicing or the immediately following Business Day if such day is not a Business Day, and with respect to the Goldman Conduit Mortgage Loans, not later than each Remittance Date.

                  Remittance Date: With respect to any Distribution Date, the 18th day (or if such 18th day is not a Business Day, the first Business Day immediately preceding such 18th day) of the month in which such Distribution Date occurs.

                  REO Disposition: The final sale by the Servicer of any REO Property.

                  REO Property: A Mortgaged Property acquired by the Trust Fund through foreclosure or deed-in-lieu of foreclosure in connection with a defaulted Mortgage Loan.

                  Reportable Event: Any event required to be reported on Form 8-K, but at a minimum will include:

                  (a) entry into a definitive material agreement related to the Trust Fund, the Certificates or the Mortgage Loans, or an amendment to a Transaction Document, only if the Depositor is not a party to such agreement (e.g., a servicing agreement with a servicer contemplated by Item 1108(a)(3) of Regulation AB);

                  (b) termination of a Transaction Document (other than by expiration of the agreement on its stated termination date or as a result of all parties completing their obligations under such agreement), only if the Depositor is not a party to such agreement (e.g., a servicing agreement with a servicer contemplated by Item 1108(a)(3) of Regulation AB);

                  (c) with respect to any material party related to the Trust Fund, the commencement of any bankruptcy or receivership with respect to such party;

                  (d) with respect to the Master Servicer and any Servicer only, the occurrence of a Trigger Event, Sequential Trigger Event or an Event of Default under this Agreement;

                  (e) the resignation, removal, replacement, substitution of the Trustee, the Securities Administrator, the Master Servicer, any Servicer, any subservicer or any Custodian;

                  (f) with respect to the Depositor only, if the Depositor becomes aware that (i) any material enhancement or support specified in Item 1114(a)(1) through (3) of Regulation AB or Item 1115 of Regulation AB that was previously applicable regarding one or more classes of the Certificates has terminated other than by expiration of the contract on its stated termination date or as a result of all parties completing their obligations under such agreement; (ii) any material enhancement specified in Item 1114(a)(1) through
(3) of Regulation AB or Item 1115 of Regulation AB has been added with respect to one or more classes of the Certificates; or (iii) any existing material enhancement or support specified in Item 1114(a)(1) through (3) of Regulation AB or Item 1115 of Regulation AB with respect to one or more classes of the Certificates has been materially amended or modified; and

                  (g) a required distribution to holders of the Certificates is not made as of the required distribution date under this Agreement.

                  Reporting Subcontractor: With respect to the Master Servicer or the Securities Administrator, any Subcontractor determined by such Person pursuant to Section 13.08(b) to be "participating in the servicing function" within the meaning of Item 1122 of Regulation AB. References to a Reporting Subcontractor shall refer only to the Subcontractor of such Person and shall not refer to Subcontractors generally.

                  Residual Certificates: As specified in the Preliminary Statement.

                  Responsible Officer: When used with respect to the Trustee, the Securities Administrator or the Master Servicer, any vice president, any assistant vice president, any assistant secretary, any assistant treasurer, any associate or any other officer of the Trustee, the Securities Administrator or the Master Servicer, customarily performing functions similar to those performed by any of the above designated officers who at such time shall be officers to whom, with respect to a particular matter, such matter is referred because of such officer's knowledge of and familiarity with the particular subject and who shall have direct responsibility for the administration of this Agreement.

                  Responsible Party: Each of GreenPoint, Countrywide, SunTrust or PHH, as the context may require, in its capacity as seller under the related Sale Agreement. With respect to the Goldman Conduit Mortgage Loans, the Purchaser.

                  Rule 144A: Rule 144A under the Securities Act.

                  Rule 144A Letter: As defined in Section 5.02(b).

                  Sale Agreement: Each of the GreenPoint Sale Agreement, the Countrywide Sale Agreement, the SunTrust Sale and Servicing Agreement, the PHH Sale and Servicing Agreement and the Goldman Conduit Sale Agreement.

                  Sarbanes-Oxley Certification: As defined in Section 13.05.

                  Securities Act: The Securities Act of 1933, as amended.

                  Securities Administrator: JPMorgan Chase Bank, National Association, and if a successor securities administrator is appointed hereunder, such successor.

                  Securities Administrator Float Period: With respect to the Distribution Date and the related amounts in the Distribution Account, the period commencing on the seventh Business Day immediately preceding such Distribution Date and ending on such Distribution Date.

                  Senior Enhancement Percentage: With respect to any Distribution Date, the percentage obtained by dividing (x) the sum of (i) the aggregate Class Certificate Balance of the Subordinated Certificates and (ii) the Overcollateralized Amount (in each case after taking into account the distributions of the Principal Distribution Amount for such Distribution Date) by (y) the aggregate Stated Principal Balance of the Mortgage Loans as of the first day of the month in which such Distribution Date occurs.

                  Senior Specified Enhancement Percentage: As of any date of determination, 11.00%.

                  Sequential Trigger Event: means, if (x) on any Distribution Date before the 37th Distribution Date, the aggregate amount of Realized Losses incurred since the Cut-off Date through the last day of the related Principal Prepayment Period divided by the aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date exceeds 0.55%, or (y) on any Distribution Date on or after the 37th Distribution Date, a Trigger Event is in effect.

                  Servicer: Each of Countrywide Servicing, GreenPoint, PHH and SunTrust, in its capacity as servicer under the related Servicing Agreement, or any successor servicer appointed pursuant to such Servicing Agreement.

                  Servicing Advances: As defined in the Servicing Agreement.

                  Servicing Agreement: Each of the Countrywide Servicing Agreements, the GreenPoint Servicing Agreement, the PHH Sale and Servicing Agreement, and the SunTrust Sale and Servicing Agreement.

                  Servicing Criteria: The "servicing criteria" set forth in
Item 1122(d) of Regulation AB.

                  Servicing Fee: As defined in the related Servicing
Agreement.

                  Servicing Fee Rate: As of the statistical calculation date of December 1, 2005, a per annum rate equal to 0.25% with respect to approximately 31.89% of the mortgage loans, 0.25% increasing to 0.375% after the initial interest rate adjustment date with respect to approximately 27.65% of the mortgage loans and 0.375% per annum with respect to approximately 40.46% of the mortgage loans.

                  Servicing File: As defined in the applicable Servicing Agreement.

                  Similar Law: As defined in Section 5.02(b).

                  Specified Overcollateralized Amount: Prior to the Stepdown Date, an amount equal to 0.50% of the Cut-off Date Pool Principal Balance. On and after the Stepdown Date, an amount equal to 1.00% of the aggregate Stated Principal Balance of the Mortgage Loans for such Distribution Date, subject, until the Class Certificate Balance of each Class of Principal Certificates has been reduced to zero, to a minimum amount equal to the Overcollateralization Floor; provided, however, that if, on any Distribution Date, a Trigger Event has occurred, the Specified Overcollateralized Amount shall not be reduced to the applicable percentage of the then current aggregate Stated Principal Balance of the Mortgage Loans but instead will remain the same as the prior period's Specified Overcollateralized Amount until the Distribution Date on which a Trigger Event is no longer occurring. When the Class Certificate Balance of each Class of Principal Certificates has been reduced to zero, the Specified Overcollateralized Amount will thereafter be zero.

                  Standard & Poor's or S&P: Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. If Standard & Poor's is designated as a Rating Agency in the Preliminary Statement, for purposes of
Section 12.05(b) the address for notices to Standard & Poor's shall be Standard & Poor's, 55 Water Street, New York, New York 10041, Attention:
Residential Mortgage Surveillance Group - GSAA Home Equity Trust 2006-1, or such other address as Standard & Poor's may hereafter furnish to the Depositor and the Servicer.

                  Startup Day: The Closing Date.

                  Stated Principal Balance: As to each Mortgage Loan and as of any Determination Date, (i) the principal balance of the Mortgage Loan at the Cut-off Date after giving effect to payments of principal due on or before such date (whether or not received), minus (ii) all amounts previously remitted to the Securities Administrator with respect to the related Mortgage Loan representing payments or recoveries of principal including advances in respect of scheduled payments of principal. For purposes of any Distribution Date, the Stated Principal Balance of any Mortgage Loan will give effect to any scheduled payments of principal received or advanced prior to the related Remittance Date and any unscheduled principal payments and other unscheduled principal collections received during the related Principal Prepayment Period, and the Stated Principal Balance of any Mortgage Loan that has prepaid in full or has become a Liquidated Mortgage Loan during the related Principal Prepayment Period shall be zero.

                  Step 1 Assignment Agreement: Each of the (i) Assignment, Assumption and Recognition Agreement, dated as of January 27, 2006, between the Purchaser, GreenPoint and the Depositor, (ii) Assignment, Assumption and Recognition Agreement, dated as of January 27, 2006, between the Purchaser, Countrywide, Countrywide Servicing and the Depositor, (iii) Assignment, Assumption and Recognition Agreement, dated as of January 27, 2006, between the Purchaser, PHH, Bishop's Gate Residential Mortgage Trust and the Depositor, (iv) Assignment, Assumption and Recognition Agreement, dated as of January 27, 2006, between the Purchaser, Goldman Conduit, Countrywide Servicing and the Depositor and (v) Assignment, Assumption and Recognition Agreement, dated as of January 27, 2006, between the Purchaser, SunTrust and the Depositor.

                  Step 2 Assignment Agreement: Each of the (i) Assignment, Assumption and Recognition Agreement, dated as of January 27, 2006, among the Depositor, the Master Servicer, the Trustee and GreenPoint, (ii) Assignment, Assumption and Recognition Agreement, dated as of January 27, 2006, among the Depositor, the Master Servicer, the Trustee and Countrywide Servicing, (iii) Assignment, Assumption and Recognition Agreement, dated as of January 27, 2006, among the Depositor, the Master Servicer, the Trustee, PHH and Bishop's Gate Residential Mortgage Trust, (iv) Assignment, Assumption and Recognition Agreement, dated as of January 27, 2006, between the Purchaser, Goldman Conduit, Countrywide Servicing, the Trustee and the Depositor and (v) Assignment, Assumption and Recognition Agreement, dated as of January 27, 2006, between the Purchaser, SunTrust, the Trustee and the Depositor.

                  Stepdown Date: The earlier to occur of (a) the date on which the aggregate Class Certificate Balance of the Class A Certificates has been reduced to zero and (b) the later to occur of (i) the Distribution Date in February 2009 and (ii) the first Distribution Date on which the Senior Enhancement Percentage is greater than or equal to the Senior Specified Enhancement Percentage.

                  Subcontractor: Any vendor, subcontractor or other Person that is not responsible for the overall servicing (as "servicing" is commonly understood by participants in the mortgage-backed securities market) of Mortgage Loans but performs one or more discrete functions identified in Item 1122(d) of Regulation AB with respect to Mortgage Loans under the direction or authority of the Master Servicer, any Servicer, any subservicer or the Securities Administrator, as the case may be.

                  Subordinated Certificates: As specified in the Preliminary Statement.

                  Subsequent Recoveries: Amounts received with respect to any Liquidated Mortgage Loan after it has become a Liquidated Mortgage Loan.

                  Substitution Adjustment Amount: With respect to any GreenPoint or Countrywide Sale Agreement or with respect to a Mortgage Loan substituted by the Purchaser, an amount of cash received from the applicable Responsible Party in connection with a substitution for a Deleted Mortgage Loan.

                  SunTrust: SunTrust Mortgage, Inc., a Virginia corporation, and its successor in interest.

                  SunTrust Mortgage Loans: The Mortgage Loans acquired by the Purchaser from SunTrust pursuant to the SunTrust Sale Agreement.

                  SunTrust Sale and Servicing Agreement: Amended and Restated Flow Seller's Warranties and Servicing Agreement, dated as of December 1, 2005, between Goldman Sachs Mortgage Company and SunTrust Mortgage, Inc.

                  Supplemental Interest Trust: The corpus of a trust created pursuant to Section 4.05 of this Agreement, consisting of the Interest Rate Swap Agreement, subject to the obligation to pay amounts specified in Section 4.05.

                  Swap Provider: Goldman Sachs Mitsui Marine Derivative Products, L.P., a Delaware limited partnership, and its successors in interest, and any successor swap provider under any replacement Interest Rate Swap Agreement.

                  Swap Termination Payment: Any payment payable by the Supplemental Interest Trust or the Swap Provider upon termination of the Interest Rate Swap Agreement as a result of an Event of Default (as defined in the Interest Rate Swap Agreement) or a Termination Event (as defined in the Interest Rate Swap Agreement).

                  Tax Matters Person: The Holder of the Class R-1 and Class R-2 Certificates is designated as "tax matters person" of the Lower-Tier REMIC, Middle-Tier REMIC and the Upper-Tier REMIC, respectively, in the manner provided under Treasury Regulations Section 1.806F-4(d) and Treasury Regulations Section 301.6234(a)(7)-1.

                  Telerate Page 3750: The display page currently so designated on the Bridge Telerate Service (or such other page as may replace that page on that service for displaying comparable rates or prices).

                  Termination Price: As defined in Section 11.01.

                  Total Monthly Excess Spread: As to any Distribution Date, an amount equal to the excess if any, of (i) the interest collected (prior to the Remittance Date) or advanced on the Mortgage Loans for Due Dates during the related Due Period (net of Expense Fees) plus the Net Swap Receipt Amount and minus any Net Swap Payment Amount over (ii) the sum of the interest payable to the Principal Certificates on such Distribution Date pursuant to Section 4.01(a)(i).

                  Transaction Documents: This Agreement, each Interest Rate Swap Agreement and any other document or agreement entered into in connection with the Trust Fund, the Certificates or the Mortgage Loans.

                  Transfer: Any direct or indirect transfer or sale of any Ownership Interest in a Residual Certificate.

                  Transfer Affidavit: As defined in Section 5.02(c)(ii).

                  Transferor Certificate: As defined in Section 5.02(b).

                  Trigger Event: With respect to any Distribution Date, a Trigger Event exists if (i) on such Distribution Date the quotient (expressed as a percentage) of (x) the rolling three month average of the aggregate unpaid principal balance of 60+ Day Delinquent Mortgage Loans, and (y) the aggregate unpaid principal balance of the Mortgage Loans as of the last day of the related Due Period equals or exceeds 40.00% of the Senior Enhancement Percentage as of the last day of the prior Due Period or (ii) the quotient (expressed as a percentage) of (x) the aggregate amount of Realized Losses incurred since the Cut-off Date through the last day of the related Principal Prepayment Period divided by (y) the Cut-off Date Pool Principal Balance exceeds the applicable percentages set forth below with respect to such Distribution Date:

        Distribution Date Occurring In                           Loss Percentage
        ------------------------------                           ---------------

        February 2008 - January 2009         0.250% for the first month, plus an additional 1/12th
                                             of 0.300% for each month thereafter (e.g.,
                                             approximately 0.275% in March 2008)

        February 2009 - January 2010         0.550% for the first month, plus an additional 1/12th
                                             of 0.250% for each month thereafter (e.g.,
                                             approximately 0.571% in March 2009)

        February 2010 - January 2011         0.800% for the first month, plus an additional 1/12th
                                             of 0.250% for each month thereafter (e.g.,
                                             approximately 0.821% in March 2010)

        February 2011 - January 2012         1.050% for the first month, plus an additional 1/12th
                                             of 0.150% for each month thereafter (e.g.,
                                             approximately 1.063% in March 2011)

        February 2012 and thereafter                                  1.200%

                  Trust: The express trust created hereunder in Section
2.01(c).

                  Trust Fund: The corpus of the trust created hereunder consisting of (i) the Mortgage Loans and all interest and principal received on or with respect thereto after the related Cut-off Date, other than such amounts which were due on the Mortgage Loans on or before the related Cut-off Date; (ii) the Interest Rate Swap Agreement and all amounts received thereunder; (iii) the Excess Reserve Fund Account, the Distribution Account, and all amounts deposited therein pursuant to the applicable provisions of this Agreement; (iv) property that secured a Mortgage Loan and has been acquired by foreclosure, deed-in-lieu of foreclosure or otherwise; (v) the rights of the Trust under the Step 2 Assignment Agreements; (vi) the Supplemental Interest Trust; and (vii) all proceeds of the conversion, voluntary or involuntary, of any of the foregoing. The Trust Fund created hereunder is referred to as the GSAA Home Equity Trust 2006-1.

                  Trust REMIC: As specified in the Preliminary Statement.

                  Trustee: U.S. Bank National Association, a national banking association, and its successors in interest, and, if a successor trustee is appointed hereunder, such successor.

                  Underwriters' Exemption: Any exemption listed in footnote 1 of, and amended by, Prohibited Transaction Exemption 2002-41, 67 Fed. Reg. 54487 (2002), or amended by Prohibited Transaction Exemption 2002-19, 67 Fed. Reg. 14979, or any successor exemption.

                  Unpaid Interest Amount: As of any Distribution Date and any Class of Certificates, the sum of (a) the portion of the Accrued Certificate Interest Distribution Amount from Distribution Dates remaining unpaid prior to the current Distribution Date and (b) interest on the amount in clause (a) at the applicable Pass-Through Rate (to the extent permitted by applicable law).

                  U.S. Person: (i) A citizen or resident of the United States;
(ii) a corporation (or entity treated as a corporation for tax purposes) created or organized in the United States or under the laws of the United States or of any State thereof, including, for this purpose, the District of Columbia; (iii) a partnership (or entity treated as a partnership for tax purposes) organized in the United States or under the laws of the United States or of any State thereof, including, for this purpose, the District of Columbia (unless provided otherwise by future Treasury regulations); (iv) an estate whose income is includible in gross income for United States income tax purposes regardless of its source; or (v) a trust, if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more U.S. Persons have authority to control all substantial decisions of the trust. Notwithstanding the last clause of the preceding sentence, to the extent provided in Treasury regulations, certain trusts in existence on August 20, 1996, and treated as U.S. Persons prior to such date, may elect to continue to be U.S. Persons.

                  Upper-Tier Regular Interest: As described in the Preliminary Statement.

                  Upper-Tier REMIC: As described in the Preliminary Statement.

                  Voting Rights: The portion of the voting rights of all of the Certificates which is allocated to any Certificate. As of any date of determination, (a) 1% of all Voting Rights shall be allocated to the Class X Certificates, if any (such Voting Rights to be allocated among the holders of Certificates of each such Class in accordance with their respective Percentage Interests), (b) 1% of all Voting Rights shall be allocated to the Class P Certificates, if any (such Voting Rights to be allocated among the holders of Certificates of each such Class in accordance with their respective Percentage Interests), and (c) the remaining Voting Rights shall be allocated among Holders of the remaining Classes of Certificates in proportion to the Certificate Balances of their respective Certificates on such date.

                  WAC Cap: With respect to the Mortgage Loans as of any Distribution Date, a per annum rate equal to the product of (i) the sum of (A) the weighted average of the Adjusted Net Mortgage Interest Rates then in effect on the beginning of the related Due Period on the Mortgage Loans, and
(B) the Net Swap Receipt Amount, if any, less the Net Swap Payment Amount, if any, divided by the Stated Principal Balance of the Mortgage Loans at the beginning of the related Due Period multiplied by 12 and (ii) 30 divided by the actual number of days in the related Interest Accrual Period, in the case of the LIBOR Certificates, and 30 divided by 360, in the case of the Class B-3 Certificates.

                                  ARTICLE II

                         CONVEYANCE OF MORTGAGE LOANS;
                        REPRESENTATIONS AND WARRANTIES

                  Section 2.01 Conveyance of Mortgage Loans. (a) The Depositor, concurrently with the execution and delivery hereof, hereby sells, transfers, assigns, sets over and otherwise conveys to the Trustee for the benefit of the Certificateholders, without recourse, all the right, title and interest of the Depositor in and to the Trust Fund.

                  (b) In connection with the transfer and assignment of each Mortgage Loan, the Depositor has delivered or caused to be delivered to each Custodian on behalf of the Trustee for the benefit of the Certificateholders the following documents or instruments with respect to each applicable Mortgage Loan so assigned:

                  (i) the original Mortgage Note, endorsed without recourse in blank by the last endorsee, including all intervening endorsements showing a complete chain of endorsement from the originator to the last endorsee;

                  (ii) The original Assignment of Mortgage in blank (or, in the case of the Goldman Conduit Mortgage Loans, in form and substance acceptable for recording or if the Mortgage is to be recorded, assigned to the Purchaser), unless the Mortgage Loan is a MERS Loan, and in the case of the SunTrust Mortgage Loans, blanket assignments for Mortgage Loans secured by Mortgaged Properties in jurisdictions where permitted by Applicable Law;

                  (iii) personal endorsement, surety and/or guaranty agreements executed in connection with all non individual Mortgage Loans (corporations, partnerships, trusts, estates, etc. (if any);

                  (iv) the related original Mortgage and evidence of its recording or, in certain limited circumstances as set forth in the applicable Servicing Agreement, a certified copy of the mortgage with evidence of recording;

                  (v) originals of any intervening Mortgage assignment or certified copies in either case necessary to show a complete chain of title from the original mortgagee to the seller and evidencing recording; provided, that, except in the case of the Goldman Conduit Mortgage Loans, the assignment may be in the form of a blanket assignment or assignments, a copy of which with evidence of recording shall be acceptable;

                  (vi) originals of all assumption, modification, consolidation or extension agreements or certified copies thereof, in either case with evidence of recording if required to maintain the lien of the mortgage or if otherwise required, or, if recordation is not required, an original or copy of the agreement; provided, that, in the case of the Goldman Conduit Mortgage Loans, an original with evidence of recording thereon is always required;

                  (vii) except with respect to the Countrywide Mortgage Loans, an original or copy of a title insurance policy or evidence of title;

                  (viii) to the extent applicable, an original power of attorney; except in the case of the Goldman Conduit Mortgage Loans, an original power of attorney or, in limited circumstances as set forth in the applicable Servicing Agreement, a copy of the power of attorney;

                  (ix) for each GreenPoint Mortgage Loan with respect to which the Mortgagor's name as it appears on the note does not match the borrower's name on the mortgage loan schedule, one of the following: the original of the assumption agreement, or a certified copy thereof, in either case with evidence of recording thereon if required to maintain the lien of the mortgage or if otherwise required, or, if recordation is not so required, an original or copy of such assumption agreement;

                  (x) except with respect to the Countrywide Mortgage Loans, a security agreement, chattel mortgage or equivalent document executed in connection with the Mortgage, if any; and

                  (xi) with respect to each Mortgage Loan, the complete Mortgage File including all items as set forth in the applicable Servicing Agreement to the extent in the possession of the Depositor or the Depositor's Agents.

                  The Depositor shall deliver to each Custodian the applicable recorded document promptly upon receipt from the respective recording office but in no event later than 120 days from the Closing Date.

                  From time to time, pursuant to the applicable Sale Agreement, the Responsible Party may forward to the applicable Custodian additional original documents, additional documents evidencing an assumption, modification, consolidation or extension of a Mortgage Loan, in accordance with the terms of the applicable Sale Agreement. All such mortgage documents held by the Custodians as to each Mortgage Loan shall constitute the "Custodial File."

                  On or prior to the Closing Date, the Depositor shall deliver to the Custodians Assignments of Mortgages (except in the case of MERS Loans), in blank, for each applicable Mortgage Loan. On the Closing Date, the Trustee shall provide a written request to each Responsible Party to submit the Assignments of Mortgage for recordation, at the Responsible Party's expense, pursuant to the applicable Sale Agreement. Each Custodian shall deliver the Assignment of Mortgages to be submitted for recordation to the applicable Responsible Party upon receipt of a written request for release in standard and customary form.

                  In the event that such original or copy of any document submitted for recordation to the appropriate public recording office is not so delivered to the Custodian within the time period and in the manner specified in the applicable Sale Agreement, the Trustee shall take or cause to be taken such remedial actions under the Sale Agreement against the applicable Responsible Party as may be permitted to be taken thereunder, including without limitation, if applicable, the repurchase by the applicable Responsible Party of such Mortgage Loan. The foregoing repurchase remedy shall not apply in the event that the Responsible Party cannot deliver such original or copy of any document submitted for recordation to the appropriate public recording office within the specified period due to a delay caused by the recording office in the applicable jurisdiction; provided, that the applicable Responsible Party shall instead deliver a recording receipt of such recording office or, if such recording receipt is not available, an officer's certificate of an officer of the applicable Responsible Party, confirming that such document has been accepted for recording.

                  Notwithstanding anything to the contrary contained in this
Section 2.01, in those instances where the public recording office retains or loses the original Mortgage or assignment after it has been recorded, the obligations of the Responsible Party shall be deemed to have been satisfied upon delivery by the Responsible Party to the applicable Custodian prior to the Closing Date of a copy of such Mortgage or assignment, as the case may be, certified (such certification to be an original thereof) by the public recording office to be a true and complete copy of the recorded original thereof.

                  (c) The Depositor does hereby establish, pursuant to the further provisions of this Agreement and the laws of the State of New York, an express trust (the "Trust") to be known, for convenience, as "GSAA Home Equity Trust 2006-1" and U.S. Bank National Association is hereby appointed as Trustee in accordance with the provisions of this Agreement.

                  (d) It is the policy and intention of the Trust that none of the Mortgage Loans included in the Trust is (a) covered by the Home Ownership and Equity Protection Act of 1994, or (b) considered a "high cost home," "threshold," "predatory" or "covered" loan (excluding "covered home loans" as defined under clause (1) of the definition of "covered home loans" in the New Jersey Home Ownership Security Act of 2002) under applicable state, federal or local laws.

                  Section 2.02 Acceptance by the Custodians of the Mortgage Loans. Each Custodian acknowledges receipt of the documents identified in the Initial Certification, subject to any exceptions listed on the exception report attached thereto, in the form annexed hereto as Exhibit E, and declares that it holds and will hold such documents and the other documents delivered to it pursuant to Section 2.01, and that it holds or will hold such other assets as are included in the Trust Fund, in trust for the exclusive use and benefit of all present and future Certificateholders. Deutsche Bank, as Custodian, acknowledges that it will maintain possession of the related Mortgage Notes in the State of California and JPMorgan, as Custodian, acknowledges that it will maintain possession of the related Mortgage Notes in the State of Texas, unless otherwise permitted by the Rating Agencies.

                  Prior to and as a condition to the Closing, each Custodian shall deliver via facsimile (with original to follow the next Business Day) to the Depositor an Initial Certification prior to the Closing Date, or as the Depositor agrees to, on the Closing Date, certifying receipt of a Mortgage Note and Assignment of Mortgage, subject to any exceptions listed on the exception report attached thereto, for each Mortgage Loan. Neither Custodian shall be responsible to verify the validity, sufficiency or genuineness of any document in any Custodial File.

                  On the Closing Date, each Custodian shall ascertain that all documents required to be delivered to it are in its possession, subject to any exceptions listed on the exception report attached thereto, and shall deliver to the Depositor an Initial Certification, in the form annexed hereto as Exhibit E, and shall deliver to the Depositor a Document Certification and Exception Report, in the form annexed hereto as Exhibit F, within 90 days after the Closing Date to the effect that, as to each applicable Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or any Mortgage Loan specifically identified in such certification as an exception and not covered by such certification): (i) all documents required to be delivered to it are in its possession; (ii) such documents have been reviewed by it and appear regular on their face and relate to such Mortgage Loan; (iii) based on its examination and only as to the foregoing documents, as to Deutsche Bank, the information set forth in items 2, 8, 33, and 34 of the Mortgage Loan Schedule respecting such Mortgage Loan is correct; (iv) based on its examination and only as to the foregoing documents, as to JPMorgan, the information set forth in items 2, 8, 33, and 34 of the Mortgage Loan Schedule respecting such Mortgage Loan is correct; and
(v) each Mortgage Note has been endorsed as provided in Section 2.01 of this Agreement. Neither Custodian shall be responsible to verify the validity, sufficiency or genuineness of any document in any Custodial File.

                  Each Custodian shall retain possession and custody of each applicable Custodial File in accordance with and subject to the terms and conditions set forth herein. The Servicer shall promptly deliver to the applicable Custodian, upon the execution or receipt thereof, the originals of such other documents or instruments constituting the Custodial File as come into the possession of the Servicer from time to time.

                  Each Custodian shall notify the Trustee of any Mortgage Loans that do not conform to such requirements of Sections 2.01 and 2.02 hereof. The Trustee shall enforce the obligation of the Responsible Parties to cure or repurchase Mortgage Loans that do not conform to such requirements as determined in the Custodian's review as required herein, or based upon notification from JPMorgan, by notifying the applicable Responsible Party to correct or cure such default. The Trustee shall also enforce the obligation of the Responsible Parties under the Sale Agreements, and the Servicing Agreements and of the Purchaser under the Step 1 Assignment Agreements to cure or repurchase Mortgage Loans for which there is a defect or a breach of a representation or warranty thereunder of which a Responsible Officer of the Trustee has actual knowledge, by notifying the applicable party to correct or cure such default. If any Servicer, any Responsible Party or the Purchaser, as the case may be, fails or is unable to correct or cure the defect or breach within the period set forth in the applicable agreement, the Trustee shall notify the Depositor of such failure to correct or cure. Unless otherwise directed by the Depositor within five (5) Business Days after notifying the Depositor of such failure by the applicable party to correct or cure, the Trustee shall notify such party to repurchase the Mortgage Loan. If, within ten (10) Business Days of receipt of such notice by such party, such party fails to repurchase such Mortgage Loan, the Trustee shall notify the Depositor of such failure. The Trustee shall pursue all legal remedies available to the Trustee against the Servicers, the Responsible Parties and the Purchaser, as applicable, under this Agreement, if the Trustee has received written notice from the Depositor directing the Trustee to pursue such remedies.

                  Section 2.03 Execution and Delivery of Certificates. The Trustee acknowledges the transfer and assignment to it of the Trust Fund and, concurrently with such transfer and assignment, the Securities Administrator has executed and delivered to or upon the order of the Depositor, the Certificates in authorized denominations evidencing directly or indirectly the entire ownership of the Trust Fund. The Trustee agrees to hold the Trust Fund and exercise the rights referred to above for the benefit of all present and future Holders of the Certificates.

                  Section 2.04 REMIC Matters. The Preliminary Statement sets forth the designations for federal income tax purposes of all interests created hereby. The "Startup Day" for purposes of the REMIC Provisions shall be the Closing Date. The "latest possible maturity date" is January 25, 2036, which is the Distribution Date following the latest Mortgage Loan maturity date. Amounts paid to the Class X Certificates (prior to any reduction for any Basis Risk Payment or Swap Termination Payment) shall be deemed paid from the Upper-Tier REMIC in respect of the Class X Interest to the holders of the Class X Certificates prior to distribution of Basis Risk Payments to the Principal Certificates.

                  Amounts distributable to the Class X Certificates (prior to any reduction for any Net Swap Receipt Amounts, Net Swap Payment Amounts or Swap Termination Payment), shall be deemed paid from the Master REMIC to the Holders of the Class X Certificates prior to distribution of any Basis Risk Payments to the Principal Certificates.

                  For federal income tax purposes, any amount distributed on the Principal Certificates on any such Distribution Date in excess of their Pass Through Rate, calculated by substituting the REMIC Cap for the WAC Cap shall be treated as having been paid from the Excess Reserve Fund Account or the Supplemental Interest Trust, as applicable, and any excess of the REMIC Cap over the amount distributable on such Class of Principal Certificates on such Distribution Date shall be treated as having been paid to the Supplemental Interest Trust, all pursuant to, and as further provided in,
Section 8.14.

                  Section 2.05 Representations and Warranties of the Depositor. The Depositor hereby represents, warrants and covenants to the Trustee that as of the date of this Agreement or as of such date specifically provided herein:

                  (a) The Depositor is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware;

                  (b) The Depositor has the corporate power and authority to convey the Mortgage Loans and to execute, deliver and perform, and to enter into and consummate the transactions contemplated by, this Agreement;

                  (c) This Agreement has been duly and validly authorized, executed and delivered by the Depositor, all requisite corporate action having been taken, and, assuming the due authorization, execution and delivery hereof by the other parties hereto, constitutes or will constitute the legal, valid and binding agreement of the Depositor, enforceable against the Depositor in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights of creditors generally, and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law);

                  (d) No consent, approval, authorization or order of or registration or filing with, or notice to, any governmental authority or court is required for the execution, delivery and performance of or compliance by the Depositor with this Agreement or the consummation by the

Depositor of any of the transactions contemplated hereby, except as have been made on or prior to the Closing Date;

                  (e) None of the execution and delivery of this Agreement, the consummation of the transactions contemplated hereby or thereby, or the fulfillment of or compliance with the terms and conditions of this Agreement,
(i) conflicts or will conflict with or results or will result in a breach of, or constitutes or will constitute a default or results or will result in an acceleration under (A) the charter or bylaws of the Depositor, or (B) of any term, condition or provision of any material indenture, deed of trust, contract or other agreement or instrument to which the Depositor or any of its subsidiaries is a party or by which it or any of its subsidiaries is bound;
(ii) results or will result in a violation of any law, rule, regulation, order, judgment or decree applicable to the Depositor of any court or governmental authority having jurisdiction over the Depositor or its subsidiaries; or (iii) results in the creation or imposition of any lien, charge or encumbrance which would have a material adverse effect upon the Mortgage Loans or any documents or instruments evidencing or securing the Mortgage Loans;

                  (f) There are no actions, suits or proceedings before or against or investigations of, the Depositor pending, or to the knowledge of the Depositor, threatened, before any court, administrative agency or other tribunal, and no notice of any such action, which, in the Depositor's reasonable judgment, might materially and adversely affect the performance by the Depositor of its obligations under this Agreement, or the validity or enforceability of this Agreement;

                  (g) The Depositor is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency that may materially and adversely affect its performance hereunder; and

                  (h) Immediately prior to the transfer and assignment by the Depositor to the Trustee on the Closing Date, the Depositor had good title to, and was the sole owner of each Mortgage Loan, free of any interest of any other Person, and the Depositor has transferred all right, title and interest in each Mortgage Loan to the Trustee. The transfer of each Mortgage Note and each Mortgage as and in the manner contemplated by this Agreement is sufficient either (i) fully to transfer to the Trustee, for the benefit of the Certificateholders, all right, title, and interest of the Depositor thereto as note holder and mortgagee or (ii) to grant to the Trustee, for the benefit of the Certificateholders, the security interest referred to in Section 12.04 hereof.

                  It is understood and agreed that the representations, warranties and covenants set forth in this Section 2.05 shall survive delivery of the respective Custodial Files to the Custodians, and shall inure to the benefit and to Certificateholders.

                  Section 2.06 Representations and Warranties of JPMorgan. JPMorgan hereby represents and warrants to the Depositor, the Master Servicer and the Trustee, as of the Closing Date:

                  (a) Such Custodian is duly organized and is validly existing and in good standing under the laws of its jurisdiction of incorporation and is duly authorized and qualified to transact any and all business contemplated by this Agreement to be conducted by such Custodian or is otherwise not required under applicable law to effect such qualification and, in any event, is in compliance with the doing business laws of any such state, to the extent necessary to perform any of its obligations under this Agreement in accordance with the terms thereof.

                  (b) Such Custodian has the full power and authority to execute, deliver and perform, and to enter into and consummate the transactions contemplated by this Agreement and has duly authorized by all necessary action on the part of such Custodian the execution, delivery and performance of this Agreement; and this Agreement, assuming the due authorization, execution and delivery thereof by the other parties thereto, constitutes a legal, valid and binding obligation of such Custodian, enforceable against such Custodian in accordance with its terms, except that
(i) the enforceability thereof may be limited by bankruptcy, insolvency, moratorium, receivership and other similar laws relating to creditors' rights generally and (ii) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

                  (c) The execution and delivery of this Agreement by such Custodian, the consummation of any other of the transactions contemplated by this Agreement, and the fulfillment of or compliance with the terms thereof are in the ordinary course of business of such Custodian and will not result in a material breach of any term or provision of the articles of incorporation or by laws of such Custodian.

                  Section 2.07 Representations and Warranties of Deutsche Bank. Deutsche Bank hereby represents and warrants to the Depositor, the Master Servicer and the Trustee, as of the Closing Date:

                  (a) Such Custodian is duly organized and is validly existing and in good standing under the laws of its jurisdiction of incorporation and is duly authorized and qualified to transact any and all business contemplated by this Agreement to be conducted by such Custodian or is otherwise not required under applicable law to effect such qualification and, in any event, is in compliance with the doing business laws of any such state, to the extent necessary to perform any of its obligations under this Agreement in accordance with the terms thereof.

                  (b) Such Custodian has the full power and authority to execute, deliver and perform, and to enter into and consummate the transactions contemplated by this Agreement and has duly authorized by all necessary action on the part of such Custodian the execution, delivery and performance of this Agreement; and this Agreement, assuming the due authorization, execution and delivery thereof by the other parties thereto, constitutes a legal, valid and binding obligation of such Custodian, enforceable against such Custodian in accordance with its terms, except that
(i) the enforceability thereof may be limited by bankruptcy, insolvency, moratorium, receivership and other similar laws relating to creditors' rights generally and (ii) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

                  (c) The execution and delivery of this Agreement by such Custodian, the consummation of any other of the transactions contemplated by this Agreement, and the fulfillment of or compliance with the terms thereof are in the ordinary course of business of such Custodian and will not result in a material breach of any term or provision of the articles of incorporation or by laws of such Custodian.

                                  ARTICLE III

                                TRUST ACCOUNTS

                  Section 3.01 Excess Reserve Fund Account; Distribution Account. (a) The Securities Administrator shall establish and maintain the Excess Reserve Fund Account to receive any Basis Risk Payment and to secure their limited recourse obligation to pay to the Principal Certificateholders any Basis Risk Carry Forward Amounts (prior to using any Net Swap Receipt Amounts). On each Distribution Date, the Securities Administrator shall deposit the amount of any Basis Risk Payment received by it for such date into the Excess Reserve Fund Account. For the avoidance of doubt, any Basis Risk Carry Forward Amounts shall be paid to the LIBOR Certificates first from the Excess Reserve Fund Account and then from the Supplemental Interest Trust.

                  On each Distribution Date on which there exists a Basis Risk Carry Forward Amount on any Class or Classes of Principal Certificates, the Securities Administrator shall (1) withdraw from the Distribution Account, to the extent of funds available therefor in the Distribution Account, and deposit in the Excess Reserve Fund Account, as set forth in Section 4.01(a)(iii)(K), the lesser of (x) the Class X Distributable Amount (without regard to the reduction in clause (iii) of the definition thereof with respect to Basis Risk Payments) (to the extent remaining after the distributions specified in Sections 4.01(a)(iii)(A)-(J)) and (y) the aggregate Basis Risk Carry Forward Amount of the Principal Certificates for such Distribution Date and (2) withdraw from the Excess Reserve Fund Account and the Supplemental Interest Account amounts necessary (including Net Swap Payment Amounts or Swap Termination Payments (other than amounts received pursuant to an ISDA Credit Support Annex negotiated between the Trust and the Swap Provider)) to pay to such Class or Classes of Certificates the related Basis Risk Carry Forward Amount. Such payments shall be allocated to those Classes based upon the amount of Basis Risk Carry Forward Amount owed to each such Class and shall be paid in the priority set forth in Section 4.01(a)(iii)(L).

                  The Securities Administrator shall account for the Excess Reserve Fund Account as an asset of a grantor trust under subpart E, Part I of subchapter J of the Code and not as an asset of any Trust REMIC created pursuant to this Agreement. The beneficial owners of the Excess Reserve Fund Account are the Class X Certificateholders. For all federal income tax purposes, amounts transferred by the Upper-Tier REMIC to the Excess Reserve Fund Account shall be treated as distributions by the Securities Administrator to the Class X Certificateholders in respect of the Class X Interest and then contributed by the Class X Certificateholders to the Excess Reserve Fund Account.

                  Any Basis Risk Carry Forward Amounts distributed by the Securities Administrator to the Principal Certificateholders shall be accounted for by the Securities Administrator, for federal income tax purposes, as amounts paid first to the Holders of the Class X Certificates (in respect of the Class X Interest) and then to the respective Class or Classes of

Principal Certificates in accordance with the priority of payments in this
Section 4.05. In addition, the Securities Administrator shall account for the Principal Certificateholders' rights to receive payments of Basis Risk Carry Forward Amounts as rights in a limited recourse interest rate cap contract written by the Class X Certificateholders in favor of the Holders of each such Class.

                  Notwithstanding any provision contained in this Agreement, the Securities Administrator shall not be required to make any distributions from the Excess Reserve Fund Account except as expressly set forth in this
Section 3.01(a).

                  (b) The Master Servicer shall establish and maintain a custodial account for the benefit of the Trustee (the "Master Servicer Account") which account shall be an Eligible Account. The amounts remitted by the Servicers to the Master Servicer on each Remittance Date shall be credited to the Master Servicer Account within two (2) Business Days once the amounts are identified as a remittance in connection with the Trust and reconciled to the reports provided by the Servicer. The Securities Administrator shall establish and maintain the Distribution Account on behalf of the Certificateholders. The Securities Administrator shall, promptly upon receipt on the Business Day received, deposit in the Distribution Account and retain therein the following:

                  (i) the aggregate amount remitted by the Servicers to the Master Servicer pursuant to the Servicing Agreements;

                  (ii) any Net Swap Receipt Amounts or Swap Termination Payments (other than amounts received pursuant to an ISDA Credit Support Annex negotiated between the Trust and the Swap Provider) remitted by the Swap Provider; and

                  (iii) any other amounts deposited hereunder which are required to be deposited in the Distribution Account.

                  In the event that any Servicer shall remit any amount not required to be remitted pursuant to the applicable Servicing Agreement, and such Servicer directs the Master Servicer in writing to withdraw such amount from the Distribution Account, the Master Servicer shall return such funds to the applicable Servicer. All funds deposited in the Distribution Account shall be held by the Securities Administrator in trust for the Certificateholders until disbursed in accordance with this Agreement or withdrawn in accordance with Section 4.01.

                  (c) From time to time, the Securities Administrator may also establish any other accounts for the purposes of carrying out its duties hereunder (including, without limitation, any account necessary under the Interest Rate Swap Agreement).

                  Section 3.02 Investment of Funds in the Distribution Account. (a) The Securities Administrator may (but shall not be obligated to) invest funds in the Distribution Account during the Securities Administrator Float Period (for purposes of this Section 3.02, such Account is referred to as an "Investment Account"), in one or more Permitted Investments bearing interest or sold at a discount, and maturing, unless payable on demand, or maturing on such Distribution Date. All such Permitted Investments shall be held to maturity, unless payable on demand. Any investment of funds in an Investment Account shall be made in the name of the

Securities Administrator. The Securities Administrator shall be entitled to sole possession over each such investment, and any certificate or other instrument evidencing any such investment shall be delivered directly to the Securities Administrator or its agent, together with any document of transfer necessary to transfer title to such investment to the Securities Administrator. In the event amounts on deposit in an Investment Account are at any time invested in a Permitted Investment payable on demand, the Securities Administrator may:

                  (x) consistent with any notice required to be given thereunder, demand that payment thereon be made on the last day such Permitted Investment may otherwise mature hereunder in an amount equal to the lesser of (1) all amounts then payable thereunder and (2) the amount required to be withdrawn on such date; and

                  (y) demand payment of all amounts due thereunder that such Permitted Investment would not constitute a Permitted Investment in respect of funds thereafter on deposit in the Investment Account.

                  (b) All income and gain realized from the investment of funds deposited in the Distribution Account held by the Securities Administrator during the Securities Administrator Float Period shall be subject to the Securities Administrator's withdrawal in the manner set forth in Section 10.05.

                  (c) Except as otherwise expressly provided in this Agreement, if any default occurs in the making of a payment due under any Permitted Investment, or if a default occurs in any other performance required under any Permitted Investment, the Securities Administrator shall take such action as may be appropriate to enforce such payment or performance, including the institution and prosecution of appropriate proceedings. Notwithstanding the foregoing, the Securities Administrator shall be liable to the Trust for any such loss on any funds it has invested under this Section 3.02 only during the Securities Administrator Float Period, and the Securities Administrator shall deposit funds in the amount of such loss in the Distribution Account promptly after such loss is incurred.

                  (d) The Securities Administrator or its Affiliates are permitted to receive additional compensation that could be deemed to be in the Securities Administrator's economic self-interest for (i) serving as investment adviser, administrator, shareholder, servicing agent, custodian or sub-custodian with respect to certain of the Permitted Investments, (ii) using Affiliates to effect transactions in certain Permitted Investments and (iii) effecting transactions in certain Permitted Investments. Such compensation is not payable or reimbursable under Section 8.06 of this Agreement.

                  (e) In order to comply with its duties under the USA Patriot Act of 2001, the Trustee and the Custodians shall obtain and verify certain information and documentation from the other parties to this Agreement including, but not limited to, each such party's name, address and other identifying information.

                  (f) To help fight the funding of terrorism and money laundering activities, Deutsche Bank National Trust Company as a Custodian will obtain, verify, and record information that identifies individuals or entities that establish a relationship or open an account with the Custodian. The Custodian will ask for the name, address, tax identification number and other information that will allow the Custodian to identify the individual or entity who is establishing the relationship or opening the account. The Custodian may also ask for formation documents such as articles of incorporation, an offering memorandum, or other identifying documents to be provided.

                                  ARTICLE IV

                                 DISTRIBUTIONS

                  Section 4.01 Priorities of Distribution. (a) On each Distribution Date, the Securities Administrator shall make the disbursements and transfers from amounts then on deposit in the Distribution Account in the following order of priority and to the extent of the Available Funds remaining:

                  (i) to the holders of each Class of Principal Certificates and to the Supplemental Interest Trust in the following order of priority:

                           (A) to the Supplemental Interest Trust, the sum of
                  (x) all Net Swap Payment Amounts and (y) any Swap Termination Payment owed to the Swap Provider other than a Defaulted Swap Termination Payment owed to the Swap Provider, if any;

                           (B) from the Interest Remittance Amount,
                  concurrently, to the Class A Certificates, their respective Accrued Certificate Interest Distribution Amounts and Unpaid Interest Amounts (allocated pro rata based on their respective Accrued Certificate Interest Distribution Amounts and Unpaid Interest Amounts, respectively);

                           (C) from any remaining Interest Remittance Amounts
                  to the Class M-1 Certificates, the Accrued Certificate Interest Distribution Amount for that Class;

                           (D) from any remaining Interest Remittance Amounts
                  to the Class M-2 Certificates, the Accrued Certificate Interest Distribution Amount for that Class;

                           (E) from any remaining Interest Remittance Amounts
                  to the Class M-3 Certificates, the Accrued Certificate Interest Distribution Amount for that Class;

                           (F) from any remaining Interest Remittance Amounts
                  to the Class M-4 Certificates, the Accrued Certificate Interest Distribution Amount for that Class;

                           (G) from any remaining Interest Remittance Amounts
                  to the Class M-5 Certificates, the Accrued Certificate Interest Distribution Amount for that Class;

                           (H) from any remaining Interest Remittance Amounts
                  to the Class B-1 Certificates, the Accrued Certificate Interest Distribution Amount for that Class;

                           (I) from any remaining Interest Remittance Amounts
                  to the Class B-2 Certificates, the Accrued Certificate Interest Distribution Amount for that Class; and

                           (J) from any remaining Interest Remittance Amounts
                  to the Class B-3 Certificates, the Accrued Certificate Interest Distribution Amount for that Class.

                  (ii) (A) on each Distribution Date (x) prior to the Stepdown Date or (y) with respect to which a Trigger Event is in effect, to the holders of the Class or Classes of Principal Certificates and Residual Certificates then entitled to distributions of principal, from Available Funds remaining after making distributions pursuant to clause (a)(i) above, an amount equal to the Principal Distribution Amount in the following order of priority:

                                    (1) concurrently, to the Class R-1 and
                           Class R-2 Certificates, pro rata, until their respective Class Certificate Balances have been reduced to zero;

                                    (2) to the Class A Certificates, in the
                           following order of priority:

                                             (x) sequentially, to the Class
                                    A-1 and Class A-2 Certificates, in that
                                    order, until their respective Class
                                    Certificate Balances have been reduced to zero; and

                                             (y) concurrently, to the Class
                                    A-3 and Class A-4 Certificates, pro rata, until their respective Class Certificate Balances have been reduced to zero, with the exception that if a Sequential Trigger Event is in effect, principal distributions to the Class A-3 and Class A-4 Certificates will be allocated first to the Class A-3 Certificates, until its Class Certificate Balance has been reduced to zero, and then to the Class A-4 Certificates, until its Class Certificate Balance has been reduced to zero

                                    (3) sequentially, to the Class M-1, Class
                           M-2, Class M-3, Class M-4, Class M-5, Class B-1, Class B-2 and Class B-3 Certificates, in that order, until their respective Class Certificate Balances have been reduced to zero;

                           (B) on each Distribution Date (x) on and after the
                  Stepdown Date and (y) as long as a Trigger Event is not in effect, to the holders of the Class or Classes of Principal Certificates then entitled to distribution of principal from Available Funds remaining after making distributions pursuant to clause (i) above, an amount equal to the Principal Distribution Amount in the following order of priority:

                                    (1) to the Class A Certificates, the
                           lesser of (x) the Principal Distribution Amount and
                           (y) the Class A Principal Distribution Amount allocated among those classes in the following order of priority:

                                            (x) sequentially, to the Class A-1
                                    and Class A-2 Certificates, in that order, until their Class Certificate Balances have been reduced to zero; and

                                            (y) concurrently, to the Class
                                    A-3 and Class A-4 Certificates, pro rata, until their respective Class Certificate Balances have been reduced to zero;

                                    (2) to the Class M-1 Certificates, the
                           lesser of (x) the excess of (i) the Principal Distribution Amount over (ii) the amount distributed to the Class A Certificates in clause
                           (ii)(B)(1) above and (y) the Class M-1 Principal Distribution Amount, until their Class Certificate Balance has been reduced to zero;

                                    (3) to the Class M-2 Certificates, the
                           lesser of (x) the excess of (i) the Principal Distribution Amount over (ii) the amount distributed to the Class A Certificates in clause
                           (ii)(B)(1) above and to the Class M-1 Certificates in clause (ii)(B)(2) above and (y) the Class M-2 Principal Distribution Amount, until their Class Certificate Balance has been reduced to zero;

                                    (4) to the Class M-3 Certificates, the
                           lesser of (x) the excess of (i) the Principal Distribution Amount over (ii) the amount distributed to the Class A Certificates in clause
                           (ii)(B)(1) above, to the Class M-1 Certificates in clause (ii)(B)(2) above and to the Class M-2 Certificates in clause (ii)(B)(3) above and (y) the Class M-3 Principal Distribution Amount, until their Class Certificate Balance has been reduced to zero;

                                    (5) to the Class M-4 Certificates, the
                           lesser of (x) the excess of (i) the Principal Distribution Amount over (ii) the amount distributed to the Class A Certificates in clause
                           (ii)(B)(1) above, to the Class M-1 Certificates in clause (ii)(B)(2) above, to the Class M-2 Certificates in clause (ii)(B)(3) above and to the Class M-3 Certificates in clause (ii)(B)(4) above and (y) the Class M-4 Principal Distribution Amount, until their Class Certificate Balance has been reduced to zero;

                                    (6) to the Class M-5 Certificates, the
                           lesser of (x) the excess of (i) the Principal Distribution Amount over (ii) the amount distributed to the Class A Certificates in clause
                           (ii)(B)(1) above, to the Class M-1 Certificates in clause (ii)(B)(2) above, to the Class M-2 Certificates in clause (ii)(B)(3) above, to the Class M-3 Certificates in clause (ii)(B)(4) above and to the Class M-4 Certificates in clause
                           (ii)(B)(5) above and (y)
                           the Class M-5 Principal Distribution Amount, until their Class Certificate Balance has been reduced to zero;

                                    (7) to the Class B-1 Certificates, the
                           lesser of (x) the excess of (i) the Principal Distribution Amount over (ii) the amount distributed to the Class A Certificates in clause
                           (ii)(B)(1) above, to the Class M-1 Certificates in clause (ii)(B)(2) above, to the Class M-2 Certificates in clause (ii)(B)(3) above, to the Class M-3 Certificates in clause (ii)(B)(4) above, to the Class M-4 Certificates in clause (ii)(B)(5) above, to the Class M-5 Certificates in clause
                           (ii)(B)(6) above and (y) the Class B-1 Principal Distribution Amount, until their Class Certificate Balance has been reduced to zero;

                                    (8) to the Class B-2 Certificates, the
                           lesser of (x) the excess of (i) the Principal Distribution Amount over (ii) the amount distributed to the Class A Certificates in clause
                           (ii)(B)(1) above, to the Class M-1 Certificates in clause (ii)(B)(2) above, to the Class M-2 Certificates in clause (ii)(B)(3) above, to the Class M-3 Certificates in clause (ii)(B)(4) above, to the Class M-4 Certificates in clause (ii)(B)(5) above, to the Class M-5 Certificates in clause
                           (ii)(B)(6) above, to the Class B-1 Certificates in clause (ii)(B)(7) above and (y) the Class B-2 Principal Distribution Amount, until their Class Certificate Balance has been reduced to zero; and

                                    (9) to the Class B-3 Certificates, the
                           lesser of (x) the excess of (i) the Principal Distribution Amount over (ii) the amount distributed to the Class A Certificates in clause
                           (ii)(B)(1) above, to the Class M-1 Certificates in clause (ii)(B)(2) above, to the Class M-2 Certificates in clause (ii)(B)(3) above, to the Class M-3 Certificates in clause (ii)(B)(4) above, to the Class M-4 Certificates in clause (ii)(B)(5) above, to the Class M-5 Certificates in clause
                           (ii)(B)(6) above, to the Class B-1 Certificates in clause (ii)(B)(7) above and to the Class B-2 Certificates in clause (ii)(B)(8) above and (y) the Class B-3 Principal Distribution Amount, until their Class Certificate Balance has been reduced to zero;

                  (iii) from the Available Funds remaining after the distributions in clauses (a)(i) and (a)(ii) above, the following amounts shall be distributed in the following order of priority:

                           (A) if and to the extent that the Interest
                  Remittance Amounts distributed pursuant to clauses (a)(i) and (a)(ii) above were insufficient to make full distributions in respect of interest set forth in such clauses, (x) to the holders of each Class of Class A Certificates, any unpaid Accrued Certificate Interest and any Unpaid Interest Amounts, pro rata among such Classes based on their respective entitlement to those amounts, and then (y) to the holders of each Class of the Class M and Class B Certificates, any unpaid Accrued Certificate Interest, in the order of priority for such classes set forth in clause (i) above;

                           (B) to the holders of the Class M-1 Certificates,
                  any Unpaid Interest Amount for such Class;

                           (C) to the holders of the Class M-2 Certificates,
                  any Unpaid Interest Amount for such Class;

                           (D) to the holders of the Class M-3 Certificates,
                  any Unpaid Interest Amount for such Class;

                           (E) to the holders of the Class M-4 Certificates,
                  any Unpaid Interest Amount for such Class;

                           (F) to the holders of the Class M-5 Certificates,
                  any Unpaid Interest Amount for such Class;

                           (G) to the holders of the Class B-1 Certificates,
                  any Unpaid Interest Amount for such Class;

                           (H) to the holders of the Class B-2 Certificates,
                  any Unpaid Interest Amount for such Class;

                           (I) to the holders of the Class B-3 Certificates,
                  any Unpaid Interest Amount for such Class;

                           (J) to the Excess Reserve Fund Account, the amount
                  of any Basis Risk Payment (without regard to Net Swap Receipt Amounts) for such Distribution Date;

                           (K) from funds on deposit in the Excess Reserve
                  Fund Account with respect to that Distribution Date, an amount equal to any Basis Risk Carry Forward Amount with respect to the Principal Certificates for that Distribution Date in the same order and priority in which Accrued Certificate Interest is allocated among those Classes of Certificates, with the allocation to the Class A Certificates being pro rata based on their respective Class Certificate Balances; provided, however, for any Distribution Date, after the remaining Basis Risk Carry Forward Amount for any of the Class A Certificates has been reduced to zero, any remaining Basis Risk Carry Forward Amount that would have been allocated to such Class A Certificates for that Distribution Date will be allocated, pro rata, to the remaining Class A Certificates based on their respective remaining unpaid Basis Risk Carry Forward Amounts;

                           (L) to the Supplemental Interest Trust, the amount
                  of any Defaulted Swap Termination Payment owed to the Swap Provider;

                           (M) to the holders of the Class X Certificates, the
                  remainder of the Class X Distributable Amount not distributed pursuant to Sections 4.01(a)(iii)(A)-(L); and

                           (N) to the holders of the Class R-1 and Class R-2
                  Certificates, pro rata, any remaining amount.

                  (b) On each Distribution Date, all amounts representing Prepayment Premiums from the Mortgage Loans received during the related Principal Prepayment Period shall be distributed by the Securities Administrator to the holders of the Class P Certificates.

                  (c) Notwithstanding the foregoing description of allocation of principal distributions to the Class A Certificates, from and after the Distribution Date on which the aggregate Class Certificate Balance of the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class B-1, Class B-2 and Class B-3 Certificates and the Overcollateralized Amount have been reduced to zero, any principal distributions allocated to the Class A Certificates are required to be allocated pro rata to the Class A Certificates, based on their respective Class Certificate Balances, until their respective Class Principal Balances have been returned to zero, with the exception that if a Sequential Trigger Event is in effect, principal distributions to the Class A-3 and Class A-4 Certificates will be allocated (x) first to the Class A-3 Certificates, until its Class Certificate Balance has been reduced to zero and (y) then to the Class A-4 Certificates, until its Class Certificate Balance has been reduced to zero.

                  (d) On any Distribution Date, any Relief Act Interest Shortfalls and Net Prepayment Interest Shortfalls for such Distribution Date shall be allocated pro rata, as a reduction of the Accrued Certificate Interest Distribution Amount for the Class A, Class M and Class B
Certificates, based on the Accrued Certificate Interest Distribution Amount to which such Classes would otherwise be entitled on such Distribution Date.

                  (e) Upon any exercise of the purchase option set forth in
Section 11.01(a), the Securities Administrator shall distribute to the holders of the Class R-2 Certificates any amounts required to be distributed on the Class R-2 Certificates pursuant to Section 11.02.

                  Section 4.02 Monthly Statements to Certificateholders. (a) Not later than each Distribution Date, the Securities Administrator shall make available to each Certificateholder, the Depositor, the Trustee and each Rating Agency a statement based upon the information provided by the Servicers setting forth with respect to the related distribution:

                  (i) the amount thereof allocable to principal, separately identifying the aggregate amount of any Principal Prepayments and Liquidation Proceeds included therein;

                  (ii) the amount thereof allocable to interest, any Unpaid Interest Amount included in such distribution and any remaining Unpaid Interest Amount after giving effect to such distribution, any Basis Risk Carry Forward Amount for such Distribution Date and the amount of all Basis Risk Carry Forward Amount covered by withdrawals from the Excess Reserve Fund Account and the Supplemental Interest Trust on such Distribution Date;

                  (iii) if the distribution to the Holders of such Class of Certificates is less than the full amount that would be distributable to such Holders if there were sufficient funds available therefor, the amount of the shortfall and the allocation thereof as between principal and interest, including any Basis Risk Carry Forward Amount not covered by amounts in the Excess Reserve Fund Account and the Supplemental Interest Trust;

                  (iv) the Class Certificate Balance of each Class of Certificates and the notional amount of the Class P Certificates after giving effect to the distribution of principal on such Distribution Date;

                  (v) the aggregate Stated Principal Balance of the Mortgage Loans for the following Distribution Date;

                  (vi) the amount of the expenses and fees paid to or retained by the Servicer and paid to or retained by the Trustee with respect to such Distribution Date, in each case, identifying the general purpose of such fees;

                  (vii) the amount of the expenses and fees paid to the Master Servicer or Securities Administrator with respect to such Distribution Date;;

                  (viii) the Pass-Through Rate for each such Class of Certificates with respect to such Distribution Date;

                  (ix) the amount of Advances included in the distribution on such Distribution Date and the aggregate amount of Advances reported by the Servicers (and the Master Servicer, the Trustee as successor master servicer and any other successor master servicer, if applicable) as outstanding as of the close of business on the Determination Date immediately preceding such Distribution Date;

                  (x) the number and aggregate outstanding principal balances of Mortgage Loans (1) as to which the scheduled payment is delinquent 31 to 60 days, 61 to 90 days and 91 or more days, (2) that have become REO property, (3) that are in foreclosure and (4) that are in bankruptcy, in each case as of the close of business on the last business day of the immediately preceding month;

                  (xi) for each of the preceding 12 calendar months, or all calendar months since the related Cut-off date, whichever is less, the aggregate dollar amount of the scheduled payments (A) due on all Outstanding Mortgage Loans on each of the Due Dates in each such month and (B) delinquent 60 days or more on each of the Due Dates in each such month;

                  (xii) with respect to all Mortgage Loans that became REO properties during the preceding calendar month, the aggregate number of such mortgage loans and the aggregate Stated Principal Balance of such Mortgage Loans as of the close of business on the Determination Date preceding such Distribution Date and the date of acquisition of the REO properties;

                  (xiii) the total number and principal balance of any REO properties (and market value, if available) as of the close of business on the Determination Date preceding such Distribution Date;

                  (xiv) whether a Trigger Event has occurred and is continuing (including the calculation demonstrating the existence of the Trigger Event and the aggregate outstanding balance of all 60+ Day Delinquent Mortgage Loans);

                  (xv) the amount on deposit in the Excess Reserve Fund Account (after giving effect to distributions on such Distribution
         Date);

                  (xvi) in the aggregate and for each Class of Certificates, the aggregate amount of Applied Realized Loss Amounts incurred during the preceding calendar month and aggregate Applied Realized Loss Amounts through such Distribution Date;

                  (xvii) the amount of any Net Monthly Excess Cash Flow on such Distribution Date and the allocation thereof to the Certificateholders with respect to Unpaid Interest Amounts;

                  (xviii) the Overcollateralized Amount and Specified Overcollateralized Amount;

                  (xix) the Prepayment Premiums collected by or paid by the Servicers;

                  (xx) the percentage equal to the aggregate realized losses divided by the aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off date;

                  (xxi) the amount distributed on the Class X and Class P Certificates;

                  (xxii) the amount of any Subsequent Recoveries for such Distribution Date;

                  (xxiii) the Record Date for such Distribution Date;

                  (xxiv) updated Mortgage Loan information, such as weighted average interest rate, and weighted average remaining term;

                  (xxv) material breaches of Mortgage Loan representations of warranties of which the Trustee, Master Servicer or any Servicer has knowledge or received written notice; and

                  (xxvi) material breaches of any covenants under this Agreement of which the Trustee, Master Servicer or any Servicer has received written notice.

                  (b) The Securities Administrator's responsibility for providing the above statement to the Certificateholders, each Rating Agency, the Trustee and the Depositor is limited to the availability, timeliness and accuracy of the information derived from the Master Servicer, the Servicers and the Responsible Parties. The Securities Administrator shall provide the above statement via the Securities Administrator's internet website. Assistance in using the website can be obtained by calling the Securities Administrator's investor relations desk at 1-877-722-1095. The Securities Administrator will also make a paper copy of the above statement available upon request.

                  (c) Upon request, within a reasonable period of time after the end of each calendar year, the Securities Administrator shall cause to be furnished to each Person who at any time during the calendar year was a Certificateholder, a statement containing the information set forth in clauses
(a)(i), (a)(ii), (a)(iii) and (a)(vii) of this Section 4.02 aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder. Such obligation of the Securities Administrator shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Securities Administrator pursuant to any requirements of the Code as from time to time in effect.

                  The Securities Administrator shall be entitled to rely on information provided by third parties for purposes of preparing the foregoing report, but shall not be responsible for the accuracy of such information.

                  Section 4.03 Allocation of Applied Realized Loss Amounts. Any Applied Realized Loss Amounts will be allocated to the most junior Class of Subordinated Certificates then outstanding in reduction of the Class Certificate Balance thereof. In the event, Applied Realized Loss Amounts are allocated to any Class of Certificates, their Class Certificate Balance shall be reduced by the amount so allocated and no funds shall be distributed with respect to the written down amounts or with respect to interest or Basis Risk Carry Forward Amounts on the written down amounts on that Distribution Date or any future Distribution Dates, even if funds are otherwise available therefor.

                  Notwithstanding the foregoing, the Class Certificate Balance of each Class of Subordinated Certificates that has been previously reduced by Applied Realized Loss Amounts will be increased, in the order of seniority, by the amount of the Subsequent Recoveries (but not in excess of the Applied Realized Loss Amount allocated to the applicable Class of Subordinated Certificates).

                  Section 4.04 Certain Matters Relating to the Determination of LIBOR. LIBOR shall be calculated by the Securities Administrator in accordance with the definition of "LIBOR." Until all of the LIBOR Certificates are paid in full, the Securities Administrator will at all times retain at least four Reference Banks for the purpose of determining LIBOR with respect to each LIBOR Determination Date. The Securities Administrator initially shall designate the Reference Banks (after consultation with the Depositor). Each "Reference Bank" shall be a leading bank engaged in transactions in Eurodollar deposits in the international Eurocurrency market, shall not control, be controlled by, or be under common control with, the Securities Administrator and shall have an established place of business in London. If any such Reference Bank should be unwilling or unable to act as such or if the Securities Administrator should terminate its appointment as Reference Bank, the Securities Administrator shall promptly appoint or cause to be appointed another Reference Bank (after consultation with the Depositor). The Securities Administrator shall have no liability or responsibility to any Person for (i) the selection of any Reference Bank for purposes of determining LIBOR or (ii) any inability to retain at least four Reference Banks which is caused by circumstances beyond its reasonable control.

                  The Pass-Through Rate for each Class of LIBOR Certificates for each Interest Accrual Period shall be determined by the Securities Administrator on each LIBOR

Determination Date so long as the LIBOR Certificates are outstanding on the basis of LIBOR and the respective formulae appearing in footnotes corresponding to the LIBOR Certificates in the table relating to the Certificates in the Preliminary Statement. The Securities Administrator shall not have any liability or responsibility to any Person for its inability, following a good faith reasonable effort, to obtain quotations from the Reference Banks or to determine the arithmetic mean referred to in the definition of LIBOR, all as provided for in this Section 4.04 and the definition of LIBOR. The establishment of LIBOR and each Pass-Through Rate for the LIBOR Certificates by the Securities Administrator shall (in the absence of manifest error) be final, conclusive and binding upon each Holder of a Certificate and the Trustee.

                  Section 4.05 Supplemental Interest Trust. On the Closing Date, the Securities Administrator on behalf of the Trustee shall establish and maintain a separate non-interest bearing trust (the "Supplemental Interest Trust") to which the Trustee will transfer and assign the Interest Rate Swap Agreement. The Supplemental Interest Trust shall be an Eligible Account, and funds on deposit therein shall be held separate and apart from, and shall not be commingled with, any other moneys, including, without limitation, other moneys of the Trustee held pursuant to this Agreement.

                  On any Distribution Date, Swap Termination Payments, Net Swap Payment Amounts owed to the Swap Provider and Net Swap Receipt Amounts for that Distribution Date will be deposited into the Supplemental Interest Trust. Funds in the Supplemental Interest Trust will be distributed in the following order of priority:

                  (i) to the Swap Provider, the sum of (x) all Net Swap Payment Amounts and (y) any Swap Termination Payment, other than a Defaulted Swap Termination Payment, to the Swap Provider, if any, owed for that Distribution Date;

                  (ii) to the Certificateholders, to pay Accrued Certificate Interest and, if applicable, any Unpaid Interest Amounts as described in clause (i) of "--Priorities of Distributions" above, to the extent unpaid from other Available Funds;

                  (iii) to the Certificateholders, to pay principal as described in clause (ii)(A) and clause (ii)(B) of "--Priorities of Distributions" above, but only to the extent necessary to maintain the Overcollateralized Amount at the Specified Overcollateralized Amount, after giving effect to payments and distributions from other Available Funds;

                  (iv) to the Certificateholders, to pay Unpaid Interest Amounts and Basis Risk Carry Forward Amounts as described in clause
         (iii) of "--Priorities of Distributions" above, to the extent unpaid from other Available Funds (including funds on deposit in the Excess Reserve Fund Account);

                  (v) to the Swap Provider, any Defaulted Swap Termination Payment owed to the Swap Provider for that Distribution Date; and

                  (vi) to the holders of the Class X Certificates, any remaining amounts.

                  Upon termination of the Trust, any amounts remaining in the Supplemental Interest Trust shall be distributed pursuant to the priorities set forth in this Section 4.05.

                  The Securities Administrator shall account for the Supplemental Interest Trust as an asset of a grantor trust under subpart E,
Part I of subchapter J of the Code and not as an asset of any Trust REMIC created pursuant to this Agreement. The beneficial owners of the Supplemental Interest Trust are the Class X Certificateholders. For federal income tax purposes, Net Swap Payment Amounts and Swap Termination Payments payable to the Swap Provider shall be deemed to be paid to the Supplemental Interest Trust first, from the Upper-Tier REMIC, by the Holder of the Class X Certificates and second, other than any Defaulted Swap Termination Payment, from the Upper-Tier REMIC by the Holders of the applicable Class or Classes of Principal Certificates as and to the extent provided in Section 8.14.

                  Any Basis Risk Carry Forward Amounts (defined solely for this purpose as any excess of monies received for such Distribution Date over the REMIC Cap) distributed by the Securities Administrator to the Principal Certificateholders shall be accounted for by the Securities Administrator, for federal income tax purposes, as amounts paid first to the Holders of the Class X Certificates in respect of the Class X Interest and (to the extent remaining after payments to the Swap Provider) then to the respective Class or Classes of Principal Certificates. In addition, the Securities Administrator shall account for the rights of Holders of each Class of Principal Certificates to receive payments of Basis Risk Carry Forward Amounts (defined solely for this purpose as any excess of monies received for such Distribution Date over the REMIC Cap) from the Supplemental Interest Trust (along with Basis Risk Carry Forward Amounts (defined solely for this purpose as any excess of monies received for such Distribution Date over the REMIC Cap) payable from the Excess Reserve Fund Account) as rights in a separate limited recourse interest rate cap contract written by the Class X Certificateholders in favor of Holders of each such Class.

                  The Supplemental Interest Trust shall be an "outside reserve fund" for federal income tax purposes and will not be an asset of any Trust REMIC. Furthermore, the Holders of the Class X Certificates shall be the beneficial owners of the Supplemental Interest Trust for all federal income tax purposes, and shall be taxable on all income earned thereon.

                  Section 4.06 Trust's Obligations under the Interest Rate Swap Agreement; Replacement and Termination of the Interest Rate Swap Agreement.

                  (a) Upon the Trustee obtaining actual knowledge of the rating of the Swap Provider falling below the Required Hedge Counterparty Rating (as defined in the Interest Rate Swap Agreement), the Trustee, acting at the written direction of the Depositor, shall attempt to negotiate an ISDA Credit Support Annex (as defined in the Interest Rate Swap Agreement with the Swap Provider that meets the terms of the Interest Rate Swap Agreement. If an ISDA Credit Support Annex is negotiated, the Trustee, acting at the written direction of the Depositor, shall set up an account in accordance with Section 3.01(c) to hold cash or other eligible investments pledged under such ISDA Credit Support Annex. Any cash or other eligible investments pledged under an ISDA Credit Support Annex shall not be part of the Distribution Account, the Excess Reserve Fund Account or the Supplemental Interest Trust unless they are applied in accordance with such ISDA Credit Support Annex to make a payment due to the Trust pursuant to the Interest Rate Swap Agreement.

                  (b) Upon the Trustee obtaining actual knowledge of an Event of Default (as defined in the Interest Rate Swap Agreement) or Termination Event (as defined in the Interest Rate Swap Agreement) for which the Trust has the right to designate an Early Termination Date (as defined in the Interest Rate Swap Agreement), the Trustee will act at the written direction of the Depositor as to whether it will designate an Early Termination Date; provided, however, that the Trust shall provide written notice to each Rating Agency following the Event of Default or Termination Event. Upon the termination of the Interest Rate Swap Agreement under the circumstances contemplated by this
Section 4.06(b), the Trust shall use its reasonable best efforts to enforce the rights of the Trust and the Trustee thereunder as may be permitted by the terms of the Interest Rate Swap Agreement and consistent with the terms hereof, and shall apply the proceeds of any such efforts to enter into a replacement interest rate swap agreement with another swap provider. To the extent such replacement interest rate swap agreement can be entered into, any termination payments received by the Trust in respect of the terminated interest rate swap agreement shall be used, to the extent necessary, by the Trust for the purpose of entering into such replacement interest rate swap agreement.

                                   ARTICLE V

                               THE CERTIFICATES

                  Section 5.01 The Certificates. The Certificates shall be substantially in the forms attached hereto as exhibits. The Certificates shall be issuable in registered form, in the minimum denominations, integral multiples in excess thereof (except that one Certificate in each Class may be issued in a different amount) and aggregate denominations per Class set forth in the Preliminary Statement.

                  The Depositor hereby directs the Securities Administrator to register the Class X and Class P Certificates in the name of the Depositor or its designee. On a date as to which the Depositor notifies the Securities Administrator, the Depositor hereby directs the Securities Administrator to transfer the Class X and Class P Certificates in the name of the NIM Trustee or such other name or names as the Depositor shall request, and to deliver the Class X and Class P Certificates to the NIM Trustee, or to such other person or persons as the Depositor shall request.

                  Subject to Section 11.02 respecting the final distribution on the Certificates, on each Distribution Date the Securities Administrator shall make distributions to each Certificateholder of record on the preceding Record Date either (x) by wire transfer in immediately available funds to the account of such holder at a bank or other entity having appropriate facilities therefor as directed by that Certificateholder by written wire instructions provided to the Securities Administrator or (y), in the event that no wire instructions are provided to the Securities Administrator, by check mailed by first class mail to such Certificateholder at the address of such holder appearing in the Certificate Register.

                  The Certificates shall be executed by manual or facsimile signature on behalf of the Securities Administrator by an authorized officer. Certificates bearing the manual or facsimile signatures of individuals who were, at the time such signatures were affixed, authorized to sign on behalf of the Securities Administrator shall bind the Securities Administrator, notwithstanding that such individuals or any of them have ceased to be so authorized prior to the authentication and delivery of any such Certificates or did not hold such office at the date of such Certificate. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless authenticated by the Securities Administrator by manual signature, and such authentication upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly executed and delivered hereunder. All Certificates shall be dated the date of their authentication. On the Closing Date, the Securities Administrator shall authenticate the Certificates to be issued at the direction of the Depositor, or any affiliate thereof.

                  Section 5.02 Certificate Register; Registration of Transfer and Exchange of Certificates. (a) The Securities Administrator shall maintain, or cause to be maintained in accordance with the provisions of Section 5.06, a Certificate Register for the Trust Fund in which, subject to the provisions of subsections (b) and (c) below and to such reasonable regulations as it may prescribe, the Securities Administrator shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. Upon surrender for registration of transfer of any Certificate, the Securities Administrator shall execute and deliver, in the name of the designated transferee or transferees, one or more new Certificates of the same Class and aggregate Percentage Interest.

                  At the option of a Certificateholder, Certificates may be exchanged for other Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest upon surrender of the Certificates to be exchanged at the office or agency of the Securities Administrator. Whenever any Certificates are so surrendered for exchange, the Securities Administrator shall execute, authenticate and deliver the Certificates which the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for registration of transfer or exchange shall be accompanied by a written instrument of transfer in form satisfactory to the Securities Administrator duly executed by the holder thereof or his attorney duly authorized in writing. In the event, the Depositor or an Affiliate transfers the Class X Certificates, or a portion thereof, to another Affiliate, it shall notify the Securities Administrator in writing of the affiliated status of the transferee. The Trustee and the Securities Administrator shall have no liability regarding the lack of notice with respect thereto.

                  No service charge to the Certificateholders shall be made for any registration of transfer or exchange of Certificates, but payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates may be required.

                  All Certificates surrendered for registration of transfer or exchange shall be cancelled and subsequently destroyed by the Securities Administrator in accordance with the Securities Administrator's customary procedures.

                  (b) No transfer of a Private Certificate shall be made unless such transfer is made pursuant to an effective registration statement under the Securities Act and any applicable state securities laws or is exempt from the registration requirements under said Act and such state securities laws. Except with respect to (i) the initial transfer of the Class X or Class P Certificates on the Closing Date, (ii) the transfer of the Class X or Class P Certificates to the NIM Issuer or the NIM Trustee, or (iii) a transfer of the Class X or Class P Certificates to the

Depositor or any Affiliate of the Depositor, in the event that a transfer of a Private Certificate which is a Physical Certificate is to be made in reliance upon an exemption from the Securities Act and such laws, in order to assure compliance with the Securities Act and such laws, the Certificateholder desiring to effect such transfer shall certify to the Securities Administrator in writing the facts surrounding the transfer in substantially the form set forth in Exhibit H (the "Transferor Certificate") and either (i) there shall be delivered to the Securities Administrator a letter in substantially the form of Exhibit I (the "Rule 144A Letter") or (ii) there shall be delivered to the Securities Administrator at the expense of the transferor an Opinion of Counsel that such transfer may be made without registration under the Securities Act. In the event that a transfer of a Private Certificate which is a Book-Entry Certificate is to be made in reliance upon an exemption from the Securities Act and such laws, in order to assure compliance with the Securities Act and such laws, the Certificateholder desiring to effect such transfer will be deemed to have made as of the transfer date each of the certifications set forth in the Transferor Certificate in respect of such Certificate and the transferee will be deemed to have made as of the transfer date each of the certifications set forth in the Rule 144A Letter in respect of such Certificate, in each case as if such Certificate were evidenced by a Physical Certificate. The Depositor shall provide to any Holder of a Private Certificate and any prospective transferee designated by any such Holder, information regarding the related Certificates and the Mortgage Loans and such other information as shall be necessary to satisfy the condition to eligibility set forth in Rule 144A(d)(4) for transfer of any such Certificate without registration thereof under the Securities Act pursuant to the registration exemption provided by Rule 144A. The Trustee and the Securities Administrator shall cooperate with the Depositor in providing the Rule 144A information referenced in the preceding sentence, including providing to the Depositor such information regarding the Certificates, the Mortgage Loans and other matters regarding the Trust Fund as the Depositor shall reasonably request to meet its obligation under the preceding sentence. Each Holder of a Private Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee and the Depositor and each Servicer against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

                  Except with respect to (i) the initial transfer of the Class X or Class P Certificates on the Closing Date, (ii) the transfer of the Class X or Class P Certificates to the NIM Issuer or the NIM Trustee or (iii) a transfer of the Class X or Class P Certificates to the Depositor or any Affiliate of the Depositor, no transfer of an ERISA-Restricted Certificate shall be made unless the Securities Administrator shall have received either
(i) a representation from the transferee of such Certificate acceptable to and in form and substance satisfactory to the Securities Administrator (in the event such Certificate is a Private Certificate or a Residual Certificate, such requirement is satisfied only by the Securities Administrator's receipt of a representation letter from the transferee substantially in the form of Exhibit G), to the effect that such transferee is not an employee benefit plan or arrangement subject to Section 406 of ERISA, a plan subject to Section 4975 of the Code or a plan subject to any Federal, state or local law ("Similar Law") materially similar to the foregoing provisions of ERISA or the Code, nor a person acting on behalf of any such plan or arrangement nor using the assets of any such plan or arrangement to effect such transfer (each such investor a "Plan"), (ii) in the case of an ERISA-Restricted Certificate (other than a Residual Certificate) that has been the subject of an ERISA-Qualifying Underwriting, a representation that the purchaser is an insurance company that is purchasing such Certificates with funds contained in an "insurance company general account" (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption ("PTCE") 95-60) and that the purchase and holding of such Certificates satisfy the requirements for exemptive relief under Sections I and III of PTCE 95-60 or
(iii) in the case of any ERISA-Restricted Certificate presented for registration in the name of an employee benefit plan subject to Title I of ERISA, a plan or arrangement subject to Section 4975 of the Code (or comparable provisions of any subsequent enactments), or a plan subject to Similar Law, or a trustee of any such plan or any other person acting on behalf of any such plan or arrangement or using such plan's or arrangement's assets, an Opinion of Counsel satisfactory to the Trustee, the Securities Administrator and the Depositor, which Opinion of Counsel shall not be an expense of the Trustee, the Depositor, the Securities Administrator or the Trust Fund, addressed to the Securities Administrator and the Depositor, to the effect that the purchase and holding of such ERISA-Restricted Certificate will not constitute or result in a non-exempt prohibited transaction within the meaning of ERISA, Section 4975 of the Code or any Similar Law and will not subject the Trustee, the Depositor, the Master Servicer, any other servicer or the Securities Administrator to any obligation in addition to those expressly undertaken in this Agreement or to any liability. For purposes of the preceding sentence, with respect to an ERISA-Restricted Certificate that is not a Private Certificate or a Residual Certificate, in the event the representation letter referred to in the preceding sentence is not furnished, such representation shall be deemed to have been made to the Securities Administrator by the transferee's (including an initial acquirer's) acceptance of the ERISA-Restricted Certificates. In the event that such representation is violated, or any attempt is made to transfer to a plan or arrangement subject to Section 406 of ERISA, a plan subject to Section 4975 of the Code or a plan subject to Similar Law, or a person acting on behalf of any such plan or arrangement or using the assets of any such plan or arrangement, without such Opinion of Counsel, such attempted transfer or acquisition shall be void and of no effect.

                  During the period the Supplemental Interest Trust is in effect, no transfer of a Certificate shall be made unless the Securities Administrator shall have received either a representation from the transferee of such Certificate acceptable to and in form and substance satisfactory to the Securities Administrator to the effect that such transferee is not a Plan, or (ii) a representation that the purchase and holding of the Certificate satisfy the requirements for exemptive relief under PTCE 84-14, PTCE 90-1, PTCE 91-38, PTCE 95-60, PTCE 96-23 or a similar exemption, or in the case of a Plan subject to Similar Law, will not constitute a non-exempt violation of such Similar Law. In the event such a representation letter is not delivered, one of the foregoing representations, as appropriate, shall be deemed to have been made by the transferee's (including an initial acquirer's) acceptance of the Certificate. In the event that such representation is violated, such transfer or acquisition shall be void and of no effect.

                  Neither the Class R nor the Class RC Certificates may be sold to any employee benefit plan subject to Title I of ERISA, any plan subject to Section 4975 of the Code, or any plan subject to any Similar Law or any person investing on behalf of or with plan assets of such plan.

                  Neither the Securities Administrator nor the Trustee shall have any duty to monitor transfers of beneficial interests in any Book-Entry Certificate, and neither the Securities Administrator nor the Trustee shall be under liability to any Person for any registration of transfer of any ERISA Restricted Certificate that is in fact not permitted by this Section 5.02(b) or for making any payments due on such Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of this Agreement so long as the transfer was registered by the Securities Administrator in accordance with the foregoing requirements.

                  (c) Each Person who has or who acquires any Ownership Interest in a Residual Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions, and the rights of each Person acquiring any Ownership Interest in a Residual Certificate are expressly subject to the following provisions:

                  (i) Each Person holding or acquiring any Ownership Interest in a Residual Certificate shall be a Permitted Transferee and shall promptly notify the Securities Administrator of any change or impending change in its status as a Permitted Transferee;

                  (ii) No Ownership Interest in a Residual Certificate may be registered on the Closing Date or thereafter transferred, and the Securities Administrator shall not register the Transfer of any Residual Certificate unless, in addition to the certificates required to be delivered to the Securities Administrator under subparagraph
         (b) above, the Securities Administrator shall have been furnished with an affidavit (a "Transfer Affidavit") of the initial owner or the proposed transferee in the form attached hereto as Exhibit I;

                  (iii) Each Person holding or acquiring any Ownership Interest in a Residual Certificate shall agree (A) to obtain a Transfer Affidavit from any other Person to whom such Person attempts to Transfer its Ownership Interest in a Residual Certificate, (B) to obtain a Transfer Affidavit from any Person for whom such Person is acting as nominee, trustee or agent in connection with any Transfer of a Residual Certificate and (C) not to Transfer its Ownership Interest in a Residual Certificate or to cause the Transfer of an Ownership Interest in a Residual Certificate to any other Person if it has actual knowledge that such Person is not a Permitted Transferee;

                  (iv) Any attempted or purported Transfer of any Ownership Interest in a Residual Certificate in violation of the provisions of this Section 5.02(c) shall be absolutely null and void and shall vest no rights in the purported Transferee. If any purported transferee shall become a Holder of a Residual Certificate in violation of the provisions of this Section 5.02(c), then the last preceding Permitted Transferee shall be restored to all rights as Holder thereof retroactive to the date of registration of Transfer of such Residual Certificate. Neither the Securities Administrator nor the Trustee shall have any liability to any Person for any registration of Transfer of a Residual Certificate that is in fact not permitted by
         Section 5.02(b) and this Section 5.02(c) or for making any payments due on such Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of this Agreement. The Securities Administrator shall be entitled but not obligated to recover from any Holder of a Residual Certificate that was in fact not a Permitted Transferee at the time it became a Holder or, at such subsequent time as it became other than a Permitted Transferee, all payments made on such Residual Certificate at and after either such time. Any such payments so recovered by the Securities Administrator shall be paid and delivered by the Securities Administrator to the last preceding Permitted Transferee of such Certificate; and

                  (v) The Depositor shall use its best efforts to make available, upon receipt of written request from the Securities Administrator, all information necessary to compute any tax imposed under Section 860E(e) of the Code as a result of a Transfer of an Ownership Interest in a Residual Certificate to any Holder who is not a Permitted Transferee.

                  The restrictions on Transfers of a Residual Certificate set forth in this Section 5.02(c) shall cease to apply (and the applicable portions of the legend on a Residual Certificate may be deleted) with respect to Transfers occurring after delivery to the Securities Administrator of an Opinion of Counsel, which Opinion of Counsel shall not be an expense of the Trust Fund, the Trustee, or the Securities Administrator, to the effect that the elimination of such restrictions will not cause any Trust REMIC to fail to qualify as a REMIC at any time that the Certificates are outstanding or result in the imposition of any tax on the Trust Fund, a Certificateholder or another Person. Each Person holding or acquiring any Ownership Interest in a Residual Certificate hereby consents to any amendment of this Agreement which, based on an Opinion of Counsel furnished to the Securities Administrator, is reasonably necessary (a) to ensure that the record ownership of, or any beneficial interest in, a Residual Certificate is not transferred, directly or indirectly, to a Person that is not a Permitted Transferee and (b) to provide for a means to compel the Transfer of a Residual Certificate which is held by a Person that is not a Permitted Transferee to a Holder that is a Permitted Transferee.

                  (d) The preparation and delivery of all certificates and opinions referred to above in this Section 5.02 in connection with transfer shall be at the expense of the parties to such transfers.

                  (e) Except as provided below, the Book-Entry Certificates shall at all times remain registered in the name of the Depository or its nominee and at all times: (i) registration of the Certificates may not be transferred by the Securities Administrator except to another Depository; (ii) the Depository shall maintain book entry records with respect to the Certificate Owners and with respect to ownership and transfers of such Book-Entry Certificates; (iii) ownership and transfers of registration of the Book-Entry Certificates on the books of the Depository shall be governed by applicable rules established by the Depository; (iv) the Depository may collect its usual and customary fees, charges and expenses from its Depository Participants; (v) the Trustee and the Securities Administrator shall deal with the Depository, Depository Participants and indirect participating firms as representatives of the Certificate Owners of the Book-Entry Certificates for purposes of exercising the rights of holders under this Agreement, and requests and directions for and votes of such representatives shall not be deemed to be inconsistent if they are made with respect to different Certificate Owners; and (vi) the Securities Administrator may rely and shall be fully protected in relying upon information furnished by the Depository with respect to its Depository Participants and furnished by the Depository Participants with respect to indirect participating firms and persons shown on the books of such indirect participating firms as direct or indirect Certificate Owners.

                  All transfers by Certificate Owners of Book-Entry Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing such Certificate Owner. Each Depository Participant shall only transfer Book-Entry

Certificates of Certificate Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures.

                  If (x) (i) the Depository or the Depositor advises the Securities Administrator in writing that the Depository is no longer willing or able to properly discharge its responsibilities as Depository, and (ii) the Securities Administrator or the Depositor is unable to locate a qualified successor, or (y) the Depositor notifies the Depository of its intent to terminate the book entry system through the Depository, the Depository Participants holding beneficial interests in the Book-Entry Certificates agree to initiate such termination, the Securities Administrator shall notify all Certificate Owners, through the Depository, of the occurrence of any such event and of the availability of definitive, fully registered Certificates (the "Definitive Certificates") to Certificate Owners requesting the same. Upon surrender to the Securities Administrator of the related Class of Certificates by the Depository, accompanied by the instructions from the Depository for registration, the Securities Administrator shall issue the Definitive Certificates. Neither the Depositor nor the Securities Administrator shall be liable for any delay in delivery of such instruction and each may conclusively rely on, and shall be protected in relying on, such instructions. The Depositor shall provide the Securities Administrator with an adequate inventory of Certificates to facilitate the issuance and transfer of Definitive Certificates. Upon the issuance of Definitive Certificates all references herein to obligations imposed upon or to be performed by the Depository shall be deemed to be imposed upon and performed by the Securities Administrator, to the extent applicable with respect to such Definitive Certificates and the Securities Administrator shall recognize the Holders of the Definitive Certificates as Certificateholders hereunder; provided, that the Securities Administrator shall not by virtue of its assumption of such obligations become liable to any party for any act or failure to act of the Depository.

                  (f) Each Private Certificate presented or surrendered for registration of transfer or exchange shall be accompanied by a written instrument of transfer and accompanied by IRS Form W-8ECI, W-8BEN, W-8IMY (and all appropriate attachments) or W-9 in form satisfactory to the Securities Administrator, duly executed by the Certificateholder or his attorney duly authorized in writing. Each Certificate presented or surrendered for registration of transfer or exchange shall be canceled and subsequently disposed of by the Securities Administrator in accordance with its customary practice. No service charge shall be made for any registration of transfer or exchange of Private Certificates, but the Securities Administrator may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Private Certificates.

                  Section 5.03 Mutilated, Destroyed, Lost or Stolen Certificates. If (a) any mutilated Certificate is surrendered to the Securities Administrator, or the Securities Administrator receives evidence to its satisfaction of the destruction, loss or theft of any Certificate and (b) there is delivered to the Depositor, the Trustee and the Securities Administrator such security or indemnity as may be required by them to hold each of them harmless, then, in the absence of notice to the Securities Administrator that such Certificate has been acquired by a protected purchaser, the Securities Administrator shall execute, authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like Class, tenor and Percentage Interest. In connection with the issuance of any new Certificate under this
Section 5.03, the Securities Administrator may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Securities Administrator) connected therewith. Any replacement Certificate issued pursuant to this Section 5.03 shall constitute complete and indefeasible evidence of ownership, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

                  Section 5.04 Persons Deemed Owners. The Trustee, the Depositor, the Securities Administrator and any agent of the Depositor, the Securities Administrator or the Trustee may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions as provided in this Agreement and for all other purposes whatsoever, and none of the Trustee, the Securities Administrator, the Depositor or any agent of the Depositor, the Securities Administrator or the Trustee shall be affected by any notice to the contrary.

                  Section 5.05 Access to List of Certificateholders' Names and Addresses. If three or more Certificateholders (a) request such information in writing from the Securities Administrator, (b) state that such Certificateholders desire to communicate with other Certificateholders with respect to their rights under this Agreement or under the Certificates, and
(c) provide a copy of the communication which such Certificateholders propose to transmit, or if the Depositor or a Servicer shall request such information in writing from the Securities Administrator, then the Securities Administrator shall, within ten Business Days after the receipt of such request, provide the Depositor, such Servicer or such Certificateholders at such recipients' expense the most recent list of the Certificateholders of such Trust Fund held by the Securities Administrator, if any. The Depositor and every Certificateholder, by receiving and holding a Certificate, agree that the Securities Administrator shall not be held accountable by reason of the disclosure of any such information as to the list of the Certificateholders hereunder, regardless of the source from which such information was derived.

                  Section 5.06 Maintenance of Office or Agency. The Securities Administrator will maintain or cause to be maintained at its expense an office or agency or agencies where Certificates may be surrendered for registration of transfer or exchange. The Securities Administrator initially designates its office for such purposes, located at 2001 Bryan Street, 9th Floor, Dallas, Texas 75201; Attention: Worldwide Securities Services, GSAA 2006-1. The Securities Administrator will give prompt written notice to the Certificateholders of any change in such location of any such office or agency.

                                  ARTICLE VI

                                 THE DEPOSITOR

                  Section 6.01 Liabilities of the Depositor. The Depositor shall be liable in accordance herewith only to the extent of the obligations specifically and respectively imposed upon and undertaken by it herein.

                  Section 6.02 Merger or Consolidation of the Depositor. The Depositor will keep in full effect its existence, rights and franchises as a corporation or federally chartered savings bank, as the case may be, under the laws of the United States or under the laws of one of the states thereof and will each obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, or any of the Mortgage Loans and to perform its respective duties under this Agreement.

                  Any Person into which the Depositor may be merged or consolidated, or any Person resulting from any merger or consolidation to which the Depositor shall be a party, or any person succeeding to the business of the Depositor, shall be the successor of the Depositor, as the case may be, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

                  Section 6.03 Limitation on Liability of the Depositor and Others. Neither the Depositor nor any of its directors, officers, employees or agents shall be under any liability to the Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Depositor or any such Person against any breach of representations or warranties made by it herein or protect the Depositor or any such Person from any liability which would otherwise be imposed by reasons of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Depositor and any director, officer, employee or agent of the Depositor may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Depositor and any director, officer, employee or agent of the Depositor shall be indemnified by the Trust Fund and held harmless against any loss, liability or expense incurred in connection with any audit, controversy or judicial proceeding relating to a governmental taxing authority or any legal action relating to this Agreement or the Certificates, other than any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder. The Depositor shall not be under any obligation to appear in, prosecute or defend any legal action that is not incidental to its respective duties hereunder and which in its opinion may involve it in any expense or liability; provided, however, that the Depositor may in its discretion undertake any such action (or direct the Trustee to undertake such actions for the benefit of the Certificateholders) that it may deem necessary or desirable in respect of this Agreement and the rights and duties of the parties hereto and interests of the Trustee and the Certificateholders hereunder. In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust Fund, the Depositor shall be entitled to be reimbursed therefor out of the Distribution Account.

                  Section 6.04 Servicing Compliance Review. Promptly upon receipt from each Servicer of its annual statement of compliance and accountant's report described in the applicable Step 2 Assignment Agreement the Master Servicer shall furnish a copy thereof to the Depositor. Promptly after the Depositor's receipt thereof, the Depositor shall review the same and, if applicable, consult with such Servicer as to the nature of any defaults by such Servicer in the fulfillment of any of its Servicer's obligations under the applicable Servicing Agreement.

                  Section 6.05 Option to Purchase Defaulted Mortgage Loans. The Depositor shall have the option, but is not obligated, to purchase from the Trust any Mortgage Loan that is

90 days or more delinquent. The purchase price therefor shall be 100% of the unpaid principal balance of such Mortgage Loan, plus all related accrued and unpaid interest, and the amount of any unreimbursed Servicing Advances made by the Servicers or the Master Servicer related to the Mortgage Loan.

                                 ARTICLE VII

                               SERVICER DEFAULT

                  Section 7.01 Events of Default. If an Event of Default described in any Servicing Agreement shall occur with respect to the related Servicer then, and in each and every such case, so long as such Event of Default shall not have been remedied, the Master Servicer may, or at the direction of Certificateholders entitled to a majority of the Voting Rights the Master Servicer shall, by notice in writing to the applicable Servicer (with a copy to each Rating Agency), terminate all of the rights and obligations of such Servicer under the applicable Servicing Agreement and in and to the Mortgage Loans and the proceeds thereof. The Holders of Certificates evidencing at least 66% of the Voting Rights of Certificates affected by a Event of Default may waive such Event of Default; provided, however, that (a) an Event of Default with respect to any Servicer's obligation to make Monthly Advances may be waived only by all of the holders of the Certificates affected by such Event of Default and (b) no such waiver is permitted that would materially adversely affect any non consenting Certificateholder. On and after the receipt by such Servicer of such written notice of termination, all authority and power of such Servicer hereunder, whether with respect to the Mortgage Loans or otherwise, shall pass to and be vested in the Master Servicer. The Master Servicer is hereby authorized and empowered to execute and deliver, on behalf of such Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents, or otherwise.

                  Section 7.02 Master Servicer to Act; Appointment of Successor. Within 120 days after the Master Servicer gives, and the applicable Servicer receives a notice of termination pursuant to Section 7.01, the Master Servicer shall, subject to and to the extent provided in Section 7.03, and subject to the rights of the Master Servicer to appoint a successor Servicer pursuant to this Section 7.02, be the successor to the Servicer in its capacity as servicer under the applicable Servicing Agreement and the transactions set forth or provided for herein and in such Servicing Agreement and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Servicer by the terms and provisions of such Servicing Agreement and applicable law including the obligation to make Monthly Advances or Servicing Advances pursuant to such Servicing Agreement (it being understood and agreed that if any Servicer fails to make an Advance, the Master Servicer shall do so unless a determination has been made that such Advance would constitute a Nonrecoverable Monthly Advance or a Nonrecoverable Servicing Advance). As compensation therefor, the Master Servicer shall be entitled to all funds relating to the Mortgage Loans that the Servicer would have been entitled to charge to the Collection Account if the Servicer had continued to act under the Servicing Agreement including, if the Servicer was receiving the Servicing Fee at the Servicing Fee Rate set forth in the Servicing Agreement (as set forth in the Mortgage Loan Schedule with respect to the related

Mortgage Loans, respectively) such Servicing Fee and the income on investments or gain related to the Collection Account.

                  Notwithstanding the foregoing, the Master Servicer may, if it shall be unwilling to so act, or shall, if it is prohibited by applicable law from making Monthly Advances and Servicing Advances pursuant to the applicable Servicing Agreement, or if it is otherwise unable to so act, or, at the written request of Certificateholders entitled to a majority of the Voting Rights, appoint, or petition a court of competent jurisdiction to appoint, any established mortgage loan servicing institution the appointment of which does not adversely affect the then current rating of the Certificates by each Rating Agency, as the successor to such Servicer under the applicable Servicing Agreement in the assumption of all or any part of the responsibilities, duties or liabilities of such Servicer. No such appointment of a successor to a Servicer hereunder shall be effective until the Depositor shall have consented thereto. Any successor to such Servicer shall be an institution which is a Fannie Mae and Freddie Mac approved seller/servicer in good standing, which has a net worth of at least $25,000,000, which is willing to service the Mortgage Loans and which executes and delivers to the Depositor and the Master Servicer an agreement accepting such delegation and assignment, containing an assumption by such Person of the rights, powers, duties, responsibilities, obligations and liabilities of such terminated Servicer, (other than liabilities of such terminated Servicer incurred prior to termination of such Servicer under Section 7.01), with like effect as if originally named as a party to this Agreement; provided, that each Rating Agency acknowledges that its rating of the Certificates in effect immediately prior to such assignment and delegation will not be qualified or reduced, as a result of such assignment and delegation. Pending appointment of a successor to a Servicer hereunder, the Master Servicer, unless the Master Servicer is prohibited by law from so acting, shall, subject to this Section 7.02, act in such capacity as hereinabove provided. In connection with such appointment and assumption, the Master Servicer may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it, the Depositor and such successor shall agree; provided, however, that no such compensation shall be in excess of the Servicing Fee Rate and amounts paid to the Servicer from investments. The Master Servicer and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. Neither the Master Servicer nor any other successor to a Servicer shall be deemed to be in default hereunder by reason of any failure to make, or any delay in making, any distribution hereunder or any portion thereof or any failure to perform, or any delay in performing, any duties or responsibilities hereunder, in either case caused by the failure of the predecessor Servicer to deliver or provide, or any delay in delivering or providing, any cash, information, documents or records to it.

                  Any successor Servicer shall give notice to the Mortgagors of such change of Servicer, in accordance with applicable federal and state law, and shall, during the term of its service as servicer, maintain in force the policy or policies that each Servicer is required to maintain pursuant to the applicable Servicing Agreement.

                  Notwithstanding the foregoing, the Master Servicer may not terminate a Servicer without cause.

                  Section 7.03 Master Servicer to Act as Servicer. In the event that a Servicer shall for any other reason no longer be the Servicer, the Master Servicer or another successor

Servicer, shall thereupon assume all of the rights and obligations of the predecessor Servicer hereunder arising thereafter pursuant to Section 7.02.

                  Section 7.04 Notification to Certificateholders. (a) Upon any termination of or appointment of a successor to a Servicer, the Securities Administrator shall give prompt written notice thereof to Certificateholders and to each Rating Agency.

                  (b) Promptly after the occurrence of any Event of Default, the Securities Administrator shall transmit by mail to all Certificateholders and each Rating Agency notice of each such Event of Default hereunder known to the Securities Administrator, unless such Event of Default shall have been cured or waived.

                                 ARTICLE VIII

                   CONCERNING THE TRUSTEE AND THE CUSTODIANS

                  Section 8.01 Duties of the Trustee and the Custodians. The Trustee, before the occurrence of a Master Servicer Event of Default and after the curing of all Master Servicer Events of Default that may have occurred, shall undertake to perform such duties and only such duties as are specifically set forth in this Agreement. In case a Master Servicer Event of Default has occurred and remains uncured, the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

                  The Trustee and the Custodians, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee or the Custodians, as applicable, that are specifically required to be furnished pursuant to any provision of this Agreement shall examine them to determine whether on their face they are in the form required by this Agreement, or with respect to the documents in the respective Custodial Files whether they satisfy the review criteria set forth in Section 2.02. Neither the Trustee nor the Custodians shall be responsible for the accuracy or content of any resolution, certificate, statement, opinion, report, document, order, or other instrument.

                  No provision of this Agreement shall be construed to relieve the Trustee or the Custodians from liability for its own negligent action, its own negligent failure to act or its own bad faith or willful misfeasance; provided, however, that:

                  (a) unless a Master Servicer Event of Default of which a Responsible Officer of the Trustee obtains actual knowledge has occurred and is continuing, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of the duties and obligations specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee, and the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this

Agreement which it believed in good faith to be genuine and to have been duly executed by the proper authorities respecting any matters arising hereunder;

                  (b) the Trustee shall not be liable for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it is finally proven that the Trustee was negligent in ascertaining the pertinent facts; and

                  (c) the Trustee shall not be liable with respect to any action taken, suffered, or omitted to be taken by it in good faith in accordance with the direction of the Holders of Certificates evidencing not less than 25% of the Voting Rights of Certificates relating to the time, method, and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee under this Agreement.

                  Section 8.02 Custodial Responsibilities. Each Custodian shall provide access to the Mortgage Loan documents in possession of the Custodian regarding the related Mortgage Loans and REO Property and the servicing thereof to the Trustee, the Certificateholders, the FDIC, and the supervisory agents and examiners of the FDIC, such access being afforded only upon reasonable prior written request (but in no event less than 48 hours) and during normal business hours at the office of the Custodian. Each Custodian shall allow representatives of the above entities to photocopy any of the records and documentation and shall provide equipment for that purpose at the expense of the person requesting such access.

                  Upon receipt of a written request by a Servicer in a form acceptable to the applicable Custodian, the Custodian shall release within five Business Days the related Mortgage File to the Servicer and the Trustee shall execute and deliver to the Servicer, without recourse, a request for reconveyance, deed of reconveyance or release or satisfaction of mortgage or such instrument releasing the lien of the Mortgage (furnished by such Servicer), together with the Mortgage Note.

                  Section 8.03 Certain Matters Affecting the Trustee and the Custodians. Except as otherwise provided in Section 8.01:

                  (a) the Trustee and the Custodians may request and rely upon and shall be protected in acting or refraining from acting upon any resolution, Officer's Certificate, Opinion of Counsel, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties and the Trustee and the Custodians shall have no responsibility to ascertain or confirm the genuineness of any signature of any such party or parties;

                  (b) the Trustee and the Custodians may consult with counsel, financial advisers or accountants and the advice of any such counsel, financial advisers or accountants and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such advice or Opinion of Counsel;

                  (c) the Trustee and the Custodians shall not be liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

                  (d) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing so to do by Holders of Certificates evidencing not less than 25% of the Voting Rights allocated to each Class of Certificates; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require indemnity satisfactory to the Trustee against such cost, expense or liability as a condition to taking any such action. The reasonable expense of every such examination shall be paid by the applicable Servicer or, if paid by the Trustee, shall be repaid by the Servicer upon demand from the applicable Servicer's own funds;

                  (e) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, accountants or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agents, accountants or attorneys appointed with due care by it hereunder;

                  (f) neither the Trustee nor the Custodians shall be required to risk or expend its own funds or otherwise incur any financial liability in the performance of any of its duties or in the exercise of any of its rights or powers hereunder if it shall have reasonable grounds for believing that repayment of such funds or indemnity satisfactory to it against such risk or liability is not assured to it;

                  (g) the Trustee shall not be liable for any loss on any investment of funds pursuant to this Agreement (other than as issuer of the investment security;

                  (h) unless a Responsible Officer of the Trustee has actual knowledge of the occurrence of a Master Servicer Event of Default or an Event of Default, the Trustee shall not be deemed to have knowledge of a Master Servicer Event of Default or an Event of Default, until a Responsible Officer of the Trustee shall have received written notice thereof; and

                  (i) the Trustee shall be under no obligation to exercise any of the trusts, rights or powers vested in it by this Agreement or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders, pursuant to this Agreement, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity satisfactory to the Trustee against the costs, expenses and liabilities which may be incurred therein or thereby.

                  (j) the right of the Trustee to perform any discretionary act enumerated in this Agreement shall not be construed as a duty, and the Trustee shall not be answerable for other than its negligence or willful misconduct in the performance of such act;

                  (k) the Trustee shall not be required to give any bond or surety in respect of the execution of the Trust Fund created hereby or the powers granted hereunder;

                  (l) notwithstanding anything to the contrary in any Servicing Agreement, the Trustee shall not consent to a Servicer's request of assigning the Servicing Agreement or the servicing rights thereunder to any other party;

                  (m) the Trustee is authorized and directed to execute the Interest Rate Swap Agreement.

                  Section 8.04 Trustee and Custodians Not Liable for Certificates or Mortgage Loans. The recitals contained herein and in the Certificates shall be taken as the statements of the Depositor and neither the Trustee nor the Custodians assumes any responsibility for their correctness. The Trustee and the Custodians make no representations as to the validity or sufficiency of this Agreement or of the Certificates or of any Mortgage Loan or related document. Neither the Trustee nor the Custodians shall be accountable for the use or application by the Depositor, the Master Servicer, any Servicer or the Securities Administrator of any funds paid to the Depositor, the Master Servicer, any Servicer or the Securities Administrator in respect of the Mortgage Loans or deposited in or withdrawn from the Collection Account or the Distribution Account by the Depositor, the Master Servicer, any Servicer, or the Securities Administrator.

                  The Trustee shall have no responsibility (i) for filing or recording any financing or continuation statement in any public office at any time or to otherwise perfect or maintain the perfection of any security interest or lien granted to it hereunder (unless the Trustee shall have become and remains the successor Master Servicer) (ii) to see to any insurance (unless the Trustee shall have become the successor Master Servicer), or (iii) to confirm or verify the contents of any reports or certificates of the Servicers, Securities Administrator or Master Servicer delivered to the Trustee pursuant to this Agreement believed by the Trustee to be genuine and to have been signed or presented by the proper party or parties.

                  The Securities Administrator executes the Certificates not in its individual capacity but solely as Trustee of the Trust Fund created by this Agreement, in the exercise of the powers and authority conferred and vested in it by this Agreement. Each of the undertakings and agreements made on the part of the Trustee on behalf of the Trust Fund in the Certificates is made and intended not as a personal undertaking or agreement by the Trustee but is made and intended for the purpose of binding only the Trust Fund.

                  Section 8.05 Trustee May Own Certificates. The Trustee in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights as it would have if it were not the Trustee.

                  Section 8.06 Trustee's Fees and Expenses. As compensation for its activities under this Agreement, the Trustee shall be paid an on-going monthly or annual fee, as applicable, by the Securities Administrator pursuant to a separate agreement. The Trustee shall have no lien on the Trust Fund for the payment of such fees. The Trustee shall be entitled to be reimbursed, from funds on deposit in the Distribution Account, amounts sufficient to indemnify and hold harmless the Trustee and any director, officer, employee, or agent of the Trustee against any loss, liability, or expense (including reasonable attorneys' fees) incurred in connection with any claim or legal action relating to

                  (a) this Agreement,

                  (b) the Certificates, or

                  (c) the performance of any of the Trustee's duties under this Agreement,

other than any loss, liability, or expense (i) resulting from any breach of any Servicer's obligations in connection with a Servicing Agreement for which that Servicer has performed its obligation to indemnify the Trustee pursuant to Servicing Agreement, (ii) resulting from any breach of the Responsible Party's obligations in connection with any Sale Agreement for which it has performed its obligation to indemnify the Trustee pursuant to the Sale Agreement, (iii) resulting from any breach of the Master Servicer's obligations hereunder for which the Master Servicer has performed its obligation to indemnify the Trustee pursuant to this Agreement, or (iv) incurred because of willful misfeasance, bad faith, or negligence in the performance of any of the Trustee's duties under this Agreement. This indemnity shall survive the termination of this Agreement or the resignation or removal of the Trustee under this Agreement. Without limiting the foregoing, except as otherwise agreed upon in writing by the Depositor and the Trustee, and except for any expense, disbursement, or advance arising from the Trustee's negligence, bad faith, or willful misfeasance, the Trust Fund shall pay or reimburse the Trustee, for all reasonable expenses, disbursements, and advances incurred or made by the Trustee in accordance with this Agreement with respect to:

                           (A) the reasonable compensation, expenses, and
                  disbursements of its counsel not associated with the closing of the issuance of the Certificates, and

                           (B) the reasonable compensation, expenses, and
                  disbursements of any accountant, engineer, or appraiser that is not regularly employed by the Trustee, to the extent that the Trustee must engage them to perform services under this Agreement.

                  Except as otherwise provided in this Agreement, the Trustee shall not be entitled to payment or reimbursement for any routine ongoing expenses incurred by the Trustee in the ordinary course of its duties as Trustee under this Agreement or for any other expenses.

                  Section 8.07 Eligibility Requirements for the Trustee. The Trustee hereunder shall at all times be a corporation, banking association or other association organized and doing business under the laws of a state or the United States of America, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000, subject to supervision or examination by federal or state authority and with a credit rating which would not cause any of the Rating Agencies to reduce their respective then current ratings of the Certificates (or having provided such security from time to time as is sufficient to avoid such reduction) as evidenced in writing by each Rating Agency. If such corporation or association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 8.07 the combined capital and surplus of such corporation or association shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with this Section 8.07, the Trustee shall resign immediately in the manner and with the effect specified in Section 8.08. The entity serving as Trustee may have normal banking and trust relationships with the Depositor and its affiliates or with the Servicer and its affiliates; provided, however, that such entity cannot be an affiliate of the Depositor or of any Servicer other than the Trustee in its role as successor to the Master Servicer.

                  Section 8.08 Resignation and Removal of the Trustee. The Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice of resignation to the Depositor, the Master Servicer, the Securities Administrator and each Rating Agency not less than 60 days before the date specified in such notice, when, subject to Section 8.09, such resignation is to take effect, and acceptance by a successor trustee in accordance with Section 8.09 meeting the qualifications set forth in Section
8.07. If no successor trustee meeting such qualifications shall have been so appointed and have accepted appointment within 30 days after the giving of such notice or resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

                  At least 15 calendar days prior to the effective date of such resignation, the Trustee shall provide written notice to the Depositor of any successor pursuant to this Section 8.08.

                  If at any time the (i) Trustee shall cease to be eligible in accordance with Section 8.07 and shall fail to resign after written request thereto by the Depositor, (ii) the Trustee shall become incapable of acting, or shall be adjudged as bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, (iii)(A) a tax is imposed with respect to the Trust Fund by any state in which the Trustee or the Trust Fund is located and (B) the imposition of such tax would be avoided by the appointment of a different trustee, or (iv) the Trustee fails to comply with its obligations under Article XIII and such failure is not remedied within the lesser of 10 calendar days or such period in which the applicable Exchange Act Report can be filed timely (without taking into account any extensions), then, in the case of clauses (i) through (iii), the Depositor may remove the Trustee and appoint a successor trustee by written instrument, in duplicate, one copy of which shall be delivered to the Trustee and one copy to the successor trustee.

                  The Holders of Certificates entitled to a majority of the Voting Rights may at any time remove the Trustee and appoint a successor trustee by written instrument or instruments, in duplicate, signed by such Holders or their attorneys in fact duly authorized, one complete set of which shall be delivered to the Trustee so removed and one complete set to the successor so appointed. The successor trustee shall notify each Rating Agency of any removal of the Trustee.

                  Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to this Section 8.08 shall become effective upon acceptance of appointment by the successor trustee as provided in Section 8.09.

                  Section 8.09 Successor Trustee. Any successor trustee appointed as provided in Section 8.08 shall execute, acknowledge and deliver to the Depositor and to its predecessor trustee an instrument accepting such appointment hereunder and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with the like effect as if originally named as trustee herein. The Depositor and the predecessor trustee shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor trustee all such rights, powers, duties, and obligations.

                  No successor trustee shall accept appointment as provided in this Section 8.09 unless at the time of its acceptance, the successor trustee is eligible under Section 8.07 and its appointment does not adversely affect the then current rating of the Certificates and has provided to the Depositor in writing and in form and substance reasonably satisfactory to the Depositor, all information reasonably requested by the Depositor in order to comply with its reporting obligation under Item 6.02 of Form 8-K with respect to a replacement Trustee.

                  Upon acceptance of appointment by a successor trustee as provided in this Section 8.09, the Depositor shall mail notice of the succession of such trustee hereunder to all Holders of Certificates and the Custodians. If the Depositor fails to mail such notice within 10 days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Depositor.

                  Section 8.10 Merger or Consolidation of the Trustee or the Custodians. Any corporation into which the Trustee or the Custodians, as applicable, may be merged or converted or with which it may be consolidated or any corporation resulting from any merger, conversion or consolidation to which the Trustee or the Custodians, as applicable, shall be a party, or any corporation succeeding to the business of the Trustee or the Custodians, as applicable, shall be the successor of the Trustee or the Custodians, as applicable, hereunder; provided, that such corporation shall be eligible under
Section 8.07 without the execution or filing of any paper or further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

                  Section 8.11 Appointment of Co-Trustee or Separate Trustee. Notwithstanding any other provisions of this Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Fund or property securing any Mortgage Note may at the time be located, the Trustee shall have the power and shall execute and deliver all instruments to appoint one or more Persons to act as co-trustee or co-trustees jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust Fund, and to vest in such Person or Persons, in such capacity and for the benefit of the Certificateholders, such title to the Trust Fund or any part thereof, whichever is applicable, and, subject to the other provisions of this Section 8.11, such powers, duties, obligations, rights and trusts as the Trustee may consider appropriate. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 8.09 and no notice to Certificateholders of the appointment of any co-trustee or separate trustee shall be required under Section 8.09.

                  Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

                  (a) To the extent necessary to effectuate the purposes of this Section 8.11, all rights, powers, duties and obligations conferred or imposed upon the Trustee, except for the obligation of the Trustee (as successor Master Servicer) under this Agreement to advance funds on behalf of the Master Servicer, shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Master Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the applicable Trust Fund or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Trustee;

                  (b) No trustee hereunder shall be held personally liable because of any act or omission of any other trustee hereunder and such appointment shall not, and shall not be deemed to, constitute any such separate trustee or co-trustee as agent of the Trustee;

                  (c) The Trustee may at any time accept the resignation of or remove any separate trustee or co-trustee; and

                  (d) The Trust Fund, and not the Trustee, shall be liable for the payment of reasonable compensation, reimbursement and indemnification to any such separate trustee or co-trustee.

                  Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the separate trustees and co-trustees, when and as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article VIII. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee and a copy thereof given to the Master Servicer and the Depositor.

                  Any separate trustee or co-trustee may, at any time, constitute the Trustee its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

                  Section 8.12 Tax Matters. It is intended that the assets with respect to which any REMIC election pertaining to the Trust Fund is to be made, as set forth in the Preliminary

Statement, shall constitute, and that the conduct of matters relating to such assets shall be such as to qualify such assets as, a "real estate mortgage investment conduit" as defined in, and in accordance with, the REMIC Provisions. In furtherance of such intention, the Securities Administrator covenants and agrees that it shall act as agent (and the Securities Administrator is hereby appointed to act as agent) on behalf of each REMIC described in the Preliminary Statement and that in such capacity it shall:

                  (a) prepare and file, in a timely manner, a U.S. Real Estate Mortgage Investment Conduit (REMIC) Income Tax Return (Form 1066 or any successor form adopted by the Internal Revenue Service) and prepare and file with the Internal Revenue Service and applicable state or local tax authorities income tax or information returns for each taxable year with respect to each Trust REMIC containing such information and at the times and in the manner as may be required by the Code or state or local tax laws, regulations, or rules, and furnish to Certificateholders the schedules, statements or information at such times and in such manner as may be required thereby;

                  (b) within thirty days of the Closing Date, apply for an employer identification number from the Internal Revenue Service via Form SS-4 or any other acceptable method for all tax entities and shall also furnish to the Internal Revenue Service, on Form 8811 or as otherwise may be required by the Code, the name, title, address, and telephone number of the person that the holders of the Certificates may contact for tax information relating thereto, together with such additional information as may be required by such Form, and update such information at the time or times in the manner required by the Code;

                  (c) make an election that each Trust REMIC be treated as a REMIC on the federal tax return for its first taxable year (and, if necessary, under applicable state law);

                  (d) prepare and forward to the Certificateholders and to the Internal Revenue Service and, if necessary, state tax authorities, all information returns and reports as and when required to be provided to them in accordance with the REMIC Provisions, including the calculation of any original issue discount using the prepayment assumption (as described in the Prospectus Supplement);

                  (e) provide information necessary for the computation of tax imposed on the transfer of a Residual Certificate to a Person that is not a Permitted Transferee (a "Non Permitted Transferee"), or an agent (including a broker, nominee or other middleman) of a Non Permitted Transferee, or a pass through entity in which a Non Permitted Transferee is the record holder of an interest (the reasonable cost of computing and furnishing such information may be charged to the Person liable for such tax);

                  (f) to the extent that they are under its control, conduct matters relating to such assets at all times that any Certificates are outstanding so as to maintain the status of each Trust REMIC as a REMIC under the REMIC Provisions;

                  (g) not knowingly or intentionally take any action or omit to take any action that would cause the termination of the REMIC status of any Trust REMIC created hereunder;

                  (h) pay, from the sources specified in the last paragraph of this Section 8.12, the amount of any federal or state tax, including prohibited transaction taxes as described below, imposed on any Trust REMIC before its termination when and as the same shall be due and payable (but such obligation shall not prevent the Securities Administrator or any other appropriate Person from contesting any such tax in appropriate proceedings and shall not prevent the Securities Administrator from withholding payment of such tax, if permitted by law, pending the outcome of such proceedings);

                  (i) cause federal, state or local income tax or information returns to be signed by the Securities Administrator or, if required by applicable tax law, the Trustee or such other person as may be required to sign such returns by the Code or state or local laws, regulations or rules;

                  (j) maintain records relating to each of the Trust REMICs, including the income, expenses, assets, and liabilities thereof on a calendar year basis and on the accrual method of accounting and the fair market value and adjusted basis of the assets determined at such intervals as may be required by the Code, as may be necessary to prepare the foregoing returns, schedules, statements or information; and

                  (k) as and when necessary and appropriate, represent each Trust REMIC in any administrative or judicial proceedings relating to an examination or audit by any governmental taxing authority, request an administrative adjustment as to any taxable year of each Trust REMIC, enter into settlement agreements with any governmental taxing agency, extend any statute of limitations relating to any tax item of any Trust REMIC, and otherwise act on behalf of each Trust REMIC in relation to any tax matter or controversy involving it.

                  The Holder of the largest Percentage Interest of the Class R-1 and Class R-2 Certificates shall act as Tax Matters Person for the Lower-Tier REMIC, the Middle-Tier REMIC and the Upper-Tier REMIC, respectively, within the meaning of Treasury Regulations Section 1.860F-4(d), and the Securities Administrator is hereby designated as agent of such Certificateholder for such purpose (or if the Securities Administrator is not so permitted, such Holder shall be the Tax Matters Person in accordance with the REMIC Provisions). In such capacity, the Securities Administrator shall, as and when necessary and appropriate, represent each Trust REMIC in any administrative or judicial proceedings relating to an examination or audit by any governmental taxing authority, request an administrative adjustment as to any taxable year of each Trust REMIC, enter into settlement agreements with any governmental taxing agency, extend any statute of limitations relating to any tax item of any Trust REMIC, and otherwise act on behalf of each Trust REMIC in relation to any tax matter or controversy involving it.

                  The Securities Administrator shall treat the rights of the Class P Certificateholders to receive Prepayment Premiums, the rights of the Class X Certificateholders to receive amounts in the Excess Reserve Fund Account and Supplemental Interest Trust (subject to the obligation to pay Basis Risk Carry Forward Amounts) and the rights of the Principal Certificateholders to receive Basis Risk Carry Forward Amounts (as calculated in the Preliminary Statement) as the beneficial ownership interests in a grantor trust and not as an obligations of any REMIC created hereunder, for federal income tax purposes. The Securities Administrator shall file or cause to be filed with the Internal Revenue Service Form 1041 or such other form as may be applicable and shall furnish or cause to be furnished, to the Class X Certificateholders, the Class P Certificateholders and the Principal Certificateholders, the respective amounts described above that are received, in the time or times and in the manner required by the Code.

                  To enable the Securities Administrator to perform its duties under this Agreement, the Depositor shall provide to the Securities Administrator within ten days after the Closing Date all information or data that the Securities Administrator requests in writing and determines to be relevant for tax purposes to the valuations and offering prices of the Certificates, including the price, yield, prepayment assumption, and projected cash flows of the Certificates and the Mortgage Loans. Moreover, the Depositor shall provide information to the Securities Administrator concerning the value, if any, to each Class of Certificates of the right to receive Basis Risk Carry Forward Amounts from the Excess Reserve Fund Account and the Supplemental Interest Trust. Thereafter, the Depositor shall provide to the Securities Administrator promptly upon written request therefor any additional information or data that the Securities Administrator may, from time to time, reasonably request to enable the Securities Administrator to perform its duties under this Agreement. The Depositor hereby indemnifies the Securities Administrator for any losses, liabilities, damages, claims, or expenses of the Securities Administrator arising from any errors or miscalculations of the Securities Administrator that result from any failure of the Depositor to provide, or to cause to be provided, accurate information or data to the Securities Administrator on a timely basis.

                  If any tax is imposed on "prohibited transactions" of any Trust REMIC as defined in Section 860F(a)(2) of the Code, on the "net income from foreclosure property" of the Lower-Tier REMIC as defined in Section 860G(c) of the Code, on any contribution to any Trust REMIC after the Startup Day pursuant to Section 860G(d) of the Code, or any other tax is imposed, including any minimum tax imposed on any Trust REMIC pursuant to Sections 23153 and 24874 of the California Revenue and Taxation Code, if not paid as otherwise provided for herein, the tax shall be paid by (i) the Master Servicer, the Trustee or the Securities Administrator, as applicable if such tax arises out of or results from negligence of the Master Servicer, the Trustee or the Securities Administrator, as applicable in the performance of any of its obligations under this Agreement, (ii) a Servicer, in the case of any such minimum tax, and otherwise if such tax arises out of or results from a breach by the Servicer of any of its obligations under the applicable Servicing Agreement, (iii) a Responsible Party if such tax arises out of or results from the Responsible Party's obligation to repurchase a Mortgage Loan pursuant to the applicable Sale Agreement or (iv) in all other cases, or if the Trustee, the Master Servicer, the Securities Administrator, the Servicer or the Responsible Party fails to honor its obligations under the preceding clause (i), (ii), or (iii), any such tax will be paid with amounts otherwise to be distributed to the Certificateholders, as provided in Section 4.01(a).

                  For as long as each Trust REMIC shall exist, the Securities Administrator shall act as specifically required herein, and the Securities Administrator shall comply with any directions of the Depositor or a Servicer stating that such directions are being given to assure such continuing treatment. In particular, the Securities Administrator shall not (a) sell or authorize the sale of all or any portion of the Mortgage Loans or of any investment of deposits in an Account unless such sale is as a result of a purchase or repurchase of the Mortgage Loans pursuant to this Agreement or (b) accept any contribution to any Trust REMIC after the Startup

Day without receipt of an Opinion of Counsel that such action described in clause (a) or (b) will not result in the imposition of a tax on any Trust REMIC or cause any Trust REMIC to fail to qualify as a REMIC at any time that any Certificates are outstanding.

                  Section 8.13 [Reserved]

                  Section 8.14 Tax Classification of the Excess Reserve Fund Account and the Interest Rate Swap Agreement. For federal income tax purposes, the Securities Administrator shall treat the Excess Reserve Fund Account and the Interest Rate Swap Agreement as beneficially owned by the holder of the Class X Certificates and shall treat such portion of the Trust Fund as a grantor trust under subpart E, Part I of subchapter J of the Code. The Securities Administrator shall treat the rights that each Class of Principal Certificates has to receive payments of Basis Risk Carry Forward Amounts from the Excess Reserve Fund Account and the Supplemental Interest Trust as rights to receive payments under an interest rate cap contract written by the Class X Certificateholders in favor of each Class. Accordingly, each Class of Principal Certificates will comprise two components--a regular interest in the Upper-Tier REMIC and an interest in an interest rate cap contract, and the Class X Certificates will be comprised of four components--a regular interest in the Upper-Tier REMIC, an interest in the Interest Rate Swap Agreement, the Supplemental Interest Trust and the Excess Reserve Fund Account subject to the obligation to pay Basis Risk Cary Forward Amounts, Net Swap Payment Amounts and Swap Termination Payments. The Securities Administrator shall allocate the issue price for a Class of Certificates among these components for purposes of determining the issue price of the Upper-Tier Regular Interest component based on information received from the Depositor. Unless otherwise advised by the Depositor in writing, for federal income tax purposes, the Securities Administrator is hereby directed to assign a value of zero to the right of each Holder of a Principal Certificate to receive the related Basis Risk Carry Forward Amount for purposes of allocating the purchase price of an initial Principal Certificateholder between such right and the related Upper-Tier Regular Interest.

                  Holders of Principal Certificates shall also be treated as having agreed to pay, on each Distribution Date, to the Holders of the Class X Certificates an aggregate amount equal to the excess, if any, of (i) Net Swap Payment Amounts and Swap Termination Payments (other that Defaulted Swap Termination Payments) over (ii) the sum of amounts payable on the Class X Interest as provided in the Preliminary Statement hereof (such excess, a "Class IO Shortfall"), first from interest and then from principal distributable on the Principal Certificates. A Class IO Shortfall payable from interest collections shall be allocated pro rata among such Principal Certificates based on the amount of interest otherwise payable to such Class of Principal Certificates, and a Class IO Shortfall payable from principal collections shall be allocated in reverse sequential order beginning with the most subordinate Class of Principal Certificates then outstanding.

                  Any payments of Class IO Shortfalls shall be treated for tax purposes as having been received by the Holders of such Class of Principal Certificates in respect of the corresponding Upper-Tier Regular Interest and as having been paid by such Holders to the Holders of the Class X Certificates through the Supplemental Interest Trust.

                  Section 8.15 Custodial Responsibilities. Each of the Custodians shall provide access to the Mortgage Loan documents in possession of such Custodian regarding the related Mortgage Loans and REO Property and the servicing thereof to the Trustee, the Certificateholders, the FDIC, and the supervisory agents and examiners of the FDIC, such access being afforded only upon two (2) Business Days prior written request and during normal business hours at the office of such Custodian; provided, however, that, unless otherwise required by law or any regulatory or administrative agency (including the FDIC), such Custodian shall not be required to provide access to such records and documentation if the provision thereof would violate the legal right to privacy of any Mortgagor. Each of the Custodians shall allow representatives of the above entities to photocopy any of the records and documentation and shall provide equipment for that purpose at the expense of the Trust that covers such Custodians actual costs.

                  Upon receipt of a Request for Release by a Servicer, the applicable Custodian shall release within five Business Days the related Mortgage File to such Servicer and the Trustee shall execute and deliver to such Servicer, without recourse, a request for reconveyance, deed of reconveyance or release or satisfaction of mortgage or such instrument releasing the lien of the Mortgage (furnished by such Servicer), together with the Mortgage Note.

                  Each of the Custodians may resign at any time or may be terminated by the Trustee with cause, in each case, upon 60 days written notice to the applicable Servicer, the Depositor and the Securities Administrator, in which event the Depositor will be obligated to appoint a successor. If no successor has been appointed and has accepted appointment within 60 days after the resignation or termination of such Custodian, such Custodian may petition any court of competent jurisdiction for appointment of a successor.

                  The Securities Administrator, pursuant to a separate agreement, shall compensate from its own funds the Custodians for their respective activities under this Agreement. The Custodians shall have no lien on the Trust Fund for the payment of such fees. The Custodians shall be entitled to be reimbursed, from funds on deposit in the Distribution Account, amounts sufficient to indemnify and hold harmless each of the Custodians and any director, officer, employee, or agent of a Custodian against any loss, liability, or expense (including reasonable attorneys' fees) incurred in connection with any claim or legal action relating to:

                  (a) this Agreement;

                  (b) the Certificates; or

                  (c) the performance of any of such Custodian's duties under this Agreement,

                  other than any loss, liability, or expense (i) resulting from any breach of a Servicer's obligations in connection with a Servicing Agreement for which the Servicer has performed its obligation to indemnify such Custodian pursuant to such Servicing Agreement, (ii) resulting from any breach of the Responsible Party's obligations in connection with a Servicing Agreement for which the Responsible Party has performed its obligation to indemnify such Custodian pursuant to such Servicing Agreement, or (iii) incurred because of willful misfeasance, bad faith, or negligence in the performance of any of such Custodian's duties under this Agreement.

                                  ARTICLE IX

                     ADMINISTRATION OF THE MORTGAGE LOANS
                            BY THE MASTER SERVICER

                  Section 9.01 Duties of the Master Servicer; Enforcement of Servicer's Obligations. (a) The Master Servicer, on behalf of the Trustee, the Securities Administrator, the Depositor and the Certificateholders, shall monitor the performance of the Servicers under the related Servicing Agreements, and (except as set forth below) shall use its reasonable good faith efforts to cause the Servicers to duly and punctually perform their duties and obligations thereunder as applicable. Upon the occurrence of an Event of Default of which a Responsible Officer of the Master Servicer has actual knowledge, the Master Servicer shall promptly notify the Securities Administrator and the Trustee and shall specify in such notice the action, if any, the Master Servicer plans to take in respect of such default. So long as an Event of Default shall occur and be continuing, the Master Servicer shall take the actions specified in Article VII. In no event, however, will the Master Servicer be responsible for supervising, monitoring, or overseeing the administration and the servicing by any Servicer of any defaulted Mortgage Loans and any related REO Properties.

                  If (i) a Servicer reports a delinquency on a monthly report and (ii) such Servicer, by 11 a.m. (New York Time) on the Business Day preceding the related Remittance Date, neither makes a Monthly Advance nor provides the Securities Administrator and the Master Servicer with a report certifying that such a Monthly Advance would be a Nonrecoverable Monthly Advance, then the Master Servicer shall deposit in the Distribution Account not later than the Business Day immediately preceding the related Distribution Date a Monthly Advance in an amount equal to the difference between (x) with respect to each Monthly Payment due on a Mortgage Loan that is delinquent (other than Relief Act Interest Shortfalls) and for which the related Servicer was required to make a Monthly Advance pursuant to the related Servicing Agreement and (y) amounts deposited in the Collection Account to be used for Monthly Advances with respect to such Mortgage Loan, except to the extent the Master Servicer determines any such Monthly Advance to be a Nonrecoverable Monthly Advance or Nonrecoverable Servicing Advance. Subject to the foregoing, the Master Servicer shall continue to make such Monthly Advances for so long as the related Servicer is required to do so under the related Servicing Agreement. If applicable, on the Business Day immediately preceding the Distribution Date, the Master Servicer shall deliver an Officer's Certificate to the Trustee stating that the Master Servicer elects not to make a Monthly Advance in a stated amount and detailing the reason(s) it deems the Monthly Advance to be a Nonrecoverable Monthly Advance. Any amounts deposited by the Master Servicer pursuant to this Section 9.01 shall be net of the Servicing Fee for the related Mortgage Loans.

                  (a) The Master Servicer shall pay the costs of monitoring the Servicers as required hereunder (including costs associated with (i) termination of any Servicer, (ii) the appointment of a successor servicer or
(iii) the transfer to and assumption of, the servicing by the Master Servicer) and shall, to the extent permitted by the related Servicing Agreement, seek reimbursement therefor initially from the terminated Servicer. In the event the full costs associated with the transition of servicing responsibilities to the Master Servicer or to a successor servicer are not paid for by the predecessor or successor Servicer (provided such successor Servicer is not the Master Servicer), the Master Servicer may be reimbursed therefor by the Trust for out-of-pocket costs incurred by the Master Servicer associated with any such transfer of servicing duties from a Servicer to the Master Servicer or any other successor servicer.

                  (b) If the Master Servicer assumes the servicing with respect to any of the Mortgage Loans, it will not assume liability for the representations and warranties of any Servicer it replaces or for any errors or omissions of such Servicer.

                  If the Depositor or an affiliate of the Depositor, is the owner of the servicing rights for a servicer and the Depositor chooses to terminate such servicer with or without cause and sell those servicing rights to a successor servicer, then the Depositor must provide 30 days' notice to the Master Servicer, such successor servicer must be reasonably acceptable to the Master Servicer, the terminated servicer must be reimbursed for any unreimbursed Monthly Advances, servicing fees and any related expenses, the successor servicer must be qualified to service mortgage loans for Fannie Mae or Freddie Mac and the Depositor must obtain prior written consent from the Rating Agencies that the transfer of the servicing of the mortgage loans will not result in a downgrade, qualification or withdrawal of the then current ratings of the Certificates. The costs of such transfer (including any costs of the Master Servicer) are to be borne by the Depositor.

                  Neither the Depositor nor the Securities Administrator shall consent to the assignment by any Servicer of such Servicer's rights and obligations under the Agreement without the prior written consent of the Master Servicer, which consent shall not be unreasonably withheld.

                  Section 9.02 Maintenance of Fidelity Bond and Errors and Omissions Insurance.

                  (a) The Master Servicer, at its expense, shall maintain in effect a blanket fidelity bond and an errors and omissions insurance policy, affording coverage with respect to all directors, officers, directors, employees and other Persons acting on such Master Servicer's behalf, and covering errors and omissions in the performance of the Master Servicer's obligations hereunder. The errors and omissions insurance policy and the fidelity bond shall be in such form and amount generally acceptable for entities serving as master servicers or trustees.

                  Section 9.03 Representations and Warranties of the Master Servicer. (a) The Master Servicer hereby represents and warrants to the Depositor, the Securities Administrator and the Trustee, for the benefit of the Certificateholders, as of the Closing Date that:

                  (i) it is a national banking association validly existing and in good standing under the laws of the United States of America, and as Master Servicer has full power and authority to transact any and all business contemplated by this Agreement and to execute, deliver and comply with its obligations under the terms of this Agreement, the execution, delivery and performance of which have been duly authorized by all necessary corporate action on the part of the Master Servicer;

                  (ii) the execution and delivery of this Agreement by the Master Servicer and its performance and compliance with the terms of this Agreement will not (A) violate the Master Servicer's charter or bylaws, (B) violate any law or regulation or any administrative decree or order to which it is subject or (C) constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material contract, agreement or other instrument to which the Master Servicer is a party or by which it is bound or to which any of its assets are subject, which violation, default or breach would materially and adversely affect the Master Servicer's ability to perform its obligations under this Agreement;

                  (iii) this Agreement constitutes, assuming due authorization, execution and delivery hereof by the other respective parties hereto, a legal, valid and binding obligation of the Master Servicer, enforceable against it in accordance with the terms hereof, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights in general, and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law);

                  (iv) the Master Servicer is not in default with respect to any order or decree of any court or any order or regulation of any federal, state, municipal or governmental agency to the extent that any such default would materially and adversely affect its performance hereunder;

                  (v) the Master Servicer is not a party to or bound by any agreement or instrument or subject to any charter provision, bylaw or any other corporate restriction or any judgment, order, writ, injunction, decree, law or regulation that may materially and adversely affect its ability as Master Servicer to perform its obligations under this Agreement or that requires the consent of any third person to the execution of this Agreement or the performance by the Master Servicer of its obligations under this Agreement;

                  (vi) no litigation is pending or, to the Master Servicer's knowledge, threatened against the Master Servicer which would prohibit its entering into this Agreement or performing its obligations under this Agreement;

                  (vii) [Reserved];

                  (viii) no consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Master Servicer of or compliance by the Master Servicer with this Agreement or the consummation of the transactions contemplated by this Agreement, except for such consents, approvals, authorizations and orders (if any) as have been obtained; and

                  (ix) the consummation of the transactions contemplated by this Agreement are in the ordinary course of business of the Master Servicer.

                  (b) Section 11.01(a) of this Agreement and Section 7 of the applicable Step 2 Assignment Agreements provide that the Depositor, at its option, may request the Master Servicer solicit bids in a commercially reasonable manner, on or after the Optional Termination Date, for the purchase of all of the Mortgage Loans (and REO Properties) at the Termination Price (the Master Servicer shall accommodate such request at its sole discretion). The Depositor hereby represents, covenants and agrees with any applicable NIM Issuer that it will not exercise its right to request the Master Servicer to solicit bids in a commercially reasonable manner, on or after the Optional Termination Date, for the purchase of all of the Mortgage Loans (and REO Properties) unless it has received (x) written notification from the NIM Trustee that all of the outstanding notes issued under the applicable indenture have been paid in full or (y) an Officer's Certificate of the NIM Issuer pursuant to the applicable section of the relevant indenture to the effect that all conditions precedent to the satisfaction and discharge of the indenture have been complied with.

                  (c) It is understood and agreed that the representations and warranties set forth in this Section shall survive the execution and delivery of this Agreement. The Master Servicer shall indemnify the Depositor, Securities Administrator, and the Trustee and hold them harmless against any loss, damages, penalties, fines, forfeitures, reasonable legal fees and related costs, judgments, and other reasonable costs and expenses resulting from any claim, demand, defense or assertion based on or grounded upon, or resulting from, a material breach of the Master Servicer's representations and warranties contained in Section 9.03(a) above. It is understood and agreed that the enforcement of the obligation of the Master Servicer set forth in this Section 9.03 to indemnify the Depositor, Securities Administrator, and the Trustee constitutes the sole remedy of the Depositor and the Trustee, respecting a breach of the foregoing representations and warranties. Such indemnification shall survive any termination of the Master Servicer as Master Servicer hereunder and any termination of this Agreement.

                  Any cause of action against the Master Servicer relating to or arising out of the breach of any representations and warranties made in this Section shall accrue upon discovery of such breach by either the Depositor, the Master Servicer, Securities Administrator or the Trustee or notice thereof by any one of such parties to the other parties.

                  Section 9.04 Master Servicer Events of Default. Each of the following shall constitute a "Master Servicer Event of Default":

                  (a) any failure by the Master Servicer to deposit in the Distribution Account any payment received by it from any Servicer or required to be made by the Master Servicer under the terms of this Agreement which continues unremedied for a period of two (2) Business Days after the date upon which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer by any other party hereto;

                  (b) failure by the Master Servicer to duly observe or perform, in any material respect, any other covenants, obligations or agreements of the Master Servicer as set forth in this Agreement (including any obligation to cause any subservicer or Reporting Subcontractor (except as specified below) to take any action specified in Article XIII) which failure continues unremedied for a period of thirty (30) days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer by the Trustee or to the Master Servicer and the Trustee by the holders of Certificates evidencing at least 25% of the Voting Rights; provided that the thirty (30) day cure period shall not apply so long as the Depositor is required to file Exchange Act Reports with respect to the Trust Fund, the failure to comply with the requirements set forth in Article XIII, for which the grace period shall not exceed the lesser of 10 calendar days or such period in which the applicable Exchange Act Report can be filed timely (without taking into account any extensions).

                  (c) a decree or order of a court or agency or supervisory authority having jurisdiction for the appointment of a conservator or receiver or liquidator in any insolvency, bankruptcy, readjustment of debt, marshaling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Master Servicer and such decree or order shall have remained in force, undischarged or unstayed for a period of sixty (60) days;

                  (d) the Master Servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, bankruptcy, readjustment of debt, marshaling of assets and liabilities or similar proceedings of or relating to the Master Servicer or relating to all or substantially all of its property;

                  (e) the Master Servicer shall admit in writing its inability to pay its debts as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations for three (3) Business Days;

                  (f) except as otherwise set forth herein, the Master Servicer attempts to assign this Agreement or its responsibilities hereunder or to delegate its duties hereunder (or any portion thereof) without the consent of the Trustee, the Securities Administrator and the Depositor; or

                  (g) the indictment of the Master Servicer for the taking of any action by the Master Servicer, any employee thereof, any Affiliate or any director or employee thereof that constitutes fraud or criminal activity in the performance of its obligations under this Agreement, in each case, where such indictment materially and adversely affects the ability of the Master Servicer to perform its obligations under this Agreement (subject to the condition that such indictment is not dismissed within ninety (90) days).

                  In each and every such case, so long as a Master Servicer Event of Default shall not have been remedied, in addition to whatever rights the Trustee may have at law or equity to damages, including injunctive relief and specific performance, the Trustee, by notice in writing to the Master Servicer, may, and (a) upon the request of the Holders of Certificates representing at least 51% of the Voting Rights (except with respect to any Master Servicer Event of Default related to a failure to comply with an Exchange Act Filing Obligation) or (b) the Depositor, in the case of a failure related to an Exchange Act Filing Obligation, shall, terminate with cause all the rights and obligations of the Master Servicer under this Agreement.

                  The Depositor shall not be entitled to terminate the rights and obligations of the Master Servicer, pursuant to the above paragraph, if a failure of the Master Servicer to identify a Subcontractor "participating in the servicing function" within the meaning of Item 1122 of

Regulation AB was attributable solely to the role or functions of such Subcontractor with respect to mortgage loans other than the Mortgage Loans.

                  Upon receipt by the Master Servicer of such written notice, all authority and power of the Master Servicer under this Agreement, shall pass to and be vested in any successor master servicer appointed hereunder which accepts such appointments. Upon written request from the Trustee or the Depositor, the Master Servicer shall prepare, execute and deliver to the successor entity designated by the Trustee any and all documents and other instruments related to the performance of its duties hereunder as the Master Servicer and, place in such successor's possession all such documents with respect to the master servicing of the Mortgage Loans and do or cause to be done all other acts or things necessary or appropriate to effect the purposes of such notice of termination, at the Master Servicer's sole expense. The Master Servicer shall cooperate with the Trustee and such successor master servicer in effecting the termination of the Master Servicer's responsibilities and rights hereunder, including without limitation, the transfer to such successor master servicer for administration by it of all cash amounts which shall at the time be credited to the Distribution Account or are thereafter received with respect to the Mortgage Loans.

                  Upon the occurrence of a Master Servicer Event of Default, the Securities Administrator shall provide the Depositor in writing and in form and substance reasonably satisfactory to the Depositor, all information reasonably requested by the Depositor in order to comply with its reporting obligation under Item 6.02 of Form 8-K with respect to a successor master servicer in the event the Trustee should succeed to the duties of the Master Servicer as set forth herein.

                  Section 9.05 Waiver of Default. By a written notice, the Trustee may with the consent of a Holders of Certificates evidencing at least 51% of the Voting Rights waive any default by the Master Servicer in the performance of its obligations hereunder and its consequences. Upon any waiver of a past default, such default shall cease to exist, and any Master Servicer Event of Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereon except to the extent expressly so waived.

                  Section 9.06 Successor to the Master Servicer. Upon termination of the Master Servicer's responsibilities and duties under this Agreement, the Trustee shall appoint or may petition any court of competent jurisdiction for the appointment of a successor, which shall succeed to all rights and assume all of the responsibilities, duties and liabilities of the Master Servicer under this Agreement prior to the termination of the Master Servicer. Any successor shall be a Fannie Mae and Freddie Mac approved servicer in good standing and acceptable to the Depositor and the Rating Agencies. In connection with such appointment and assumption, the Trustee may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree; provided, however, that in no event shall the master servicer fee paid to such successor master servicer exceed that paid to the Master Servicer hereunder. In the event that the Master Servicer's duties, responsibilities and liabilities under this Agreement are terminated, the Master Servicer shall continue to discharge its duties and responsibilities hereunder until the effective date of such termination with the same degree of diligence and prudence which it is obligated to exercise under this Agreement and shall take no action whatsoever that might impair or prejudice the rights of its successor. The termination of the Master Servicer shall not become effective until a successor shall be appointed pursuant hereto and shall in no event (i) relieve the Master Servicer of responsibility for the representations and warranties made pursuant to Section 9.03(a) hereof and the remedies available to the Trustee under Section 9.03(b) hereof, it being understood and agreed that the provisions of Section 9.03 hereof shall be applicable to the Master Servicer notwithstanding any such sale, assignment, resignation or termination of the Master Servicer or the termination of this Agreement; or (ii) affect the right of the Master Servicer to receive payment and/or reimbursement of any amounts accruing to it hereunder prior to the date of termination (or during any transition period in which the Master Servicer continues to perform its duties hereunder prior to the date the successor master servicer fully assumes its duties).

                  If no successor Master Servicer has accepted its appointment within 90 days of the time the Trustee receives the resignation of the Master Servicer, the Trustee shall be the successor Master Servicer in all respects under this Agreement and shall have all the rights and powers and be subject to all the responsibilities, duties and liabilities relating thereto, including the obligation to make Monthly Advances; provided, however, that any failure to perform any duties or responsibilities caused by the Master Servicer's failure to provide information required by this Agreement shall not be considered a default by the Trustee hereunder. In the Trustee's capacity as such successor, the Trustee shall have the same limitations on liability herein granted to the Master Servicer. As compensation therefor, the Trustee shall be entitled to receive the compensation, reimbursement and indemnities otherwise payable to the Master Servicer, including the fees and other amounts payable pursuant to Section 9.07 hereof.

                  At least 15 calendar days prior to the effective date of such appointment, the Trustee shall provide written notice to the Depositor of such successor pursuant to this Section 9.06.

                  Any successor master servicer appointed as provided herein, shall execute, acknowledge and deliver to the Master Servicer and to the Trustee an instrument accepting such appointment, wherein the successor shall make the representations and warranties set forth in Section 9.03 hereof, and whereupon such successor shall become fully vested with all of the rights, powers, duties, responsibilities, obligations and liabilities of the Master Servicer, with like effect as if originally named as a party to this Agreement. Any termination or resignation of the Master Servicer or termination of this Agreement shall not affect any claims that the Trustee may have against the Master Servicer arising out of the Master Servicer's actions or failure to act prior to any such termination or resignation or in connection with the Trustee's assumption of such obligations, duties and responsibilities.

                  Upon a successor's acceptance of appointment as such, the Master Servicer shall notify by mail the Trustee of such appointment.

                  Section 9.07 Compensation of the Master Servicer. As compensation for its activities under this Agreement, the Master Servicer shall be entitled to the investment income earned on amounts in the Master Servicer Account during the Master Servicer Float Period.

                  Section 9.08 Merger or Consolidation. Any Person into which the Master Servicer may be merged or consolidated, or any Person resulting from any merger, conversion, other change in form or consolidation to which the Master Servicer shall be a party, or any Person succeeding to the business of the Master Servicer, shall be the successor to the Master Servicer hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or resulting Person to the Master Servicer shall (i) be a Person (or have an Affiliate) that is qualified and approved to service mortgage loans for Fannie Mae and FHLMC (provided further that a successor Master Servicer that satisfies subclause
(i) through an Affiliate agrees to service the Mortgage Loans in accordance with all applicable Fannie Mae and FHLMC guidelines) and (ii) have a net worth of not less than $25,000,000.

                  Section 9.09 Resignation of the Master Servicer. Except as otherwise provided in Sections 9.08 and 9.10 hereof, the Master Servicer shall not resign from the obligations and duties hereby imposed on it unless the Master Servicer's duties hereunder are no longer permissible under applicable law or are in material conflict by reason of applicable law with any other activities carried on by it and cannot be cured. Any such determination permitting the resignation of the Master Servicer shall be evidenced by an Opinion of Counsel that shall be independent to such effect delivered to the Trustee. No such resignation shall become effective until the Trustee shall have assumed, or a successor master servicer satisfactory to the Trustee and the Depositor shall have assumed, the Master Servicer's responsibilities and obligations under this Agreement. Notice of such resignation shall be given promptly by the Master Servicer and the Depositor to the Trustee.

                  At least 15 calendar days prior to the effective date of such resignation, the Master Servicer shall provide written notice to the Depositor of any successor pursuant to this Section.

                  Section 9.10 Assignment or Delegation of Duties by the Master Servicer. Except as expressly provided herein, the Master Servicer shall not assign or transfer any of its rights, benefits or privileges hereunder to any other Person, or delegate to or subcontract with, or authorize or appoint any other Person to perform any of the duties, covenants or obligations to be performed by the Master Servicer; provided, however, that the Master Servicer shall have the right with the prior written consent of the Depositor (which shall not be unreasonably withheld or delayed), and upon delivery to the Trustee and the Depositor of a letter from each Rating Agency to the effect that such action shall not result in a downgrade of the ratings assigned to any of the Certificates, to delegate or assign to or subcontract with or authorize or appoint any qualified Person to perform and carry out any duties, covenants or obligations to be performed and carried out by the Master Servicer hereunder. Notice of such permitted assignment shall be given promptly by the Master Servicer to the Depositor and the Trustee. If, pursuant to any provision hereof, the duties of the Master Servicer are transferred to a successor master servicer, the entire compensation payable to the Master Servicer pursuant hereto shall thereafter be payable to such successor master servicer but in no event shall the fee payable to the successor master servicer exceed that payable to the predecessor master servicer.

                  Section 9.11 Limitation on Liability of the Master Servicer. Neither the Master Servicer nor any of the directors, officers, employees or agents of the Master Servicer shall be under any liability to the Trustee, Securities Administrator, the Servicers or the Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Master Servicer or any such person against any liability that would otherwise be imposed by reason of willful malfeasance, bad faith or negligence in the performance of its duties or by reason of reckless disregard for its obligations and duties under this Agreement. The Master Servicer and any director, officer, employee or agent of the Master Servicer may rely in good faith on any document prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Master Servicer shall be under no obligation to appear in, prosecute or defend any legal action that is not incidental to its duties as Master Servicer with respect to the Mortgage Loans under this Agreement and that in its opinion may involve it in any expenses or liability; provided, however, that the Master Servicer may in its sole discretion undertake any such action that it may deem necessary or desirable in respect to this Agreement and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder. In such event, the legal expenses and costs of such action and any liability resulting therefrom, shall be liabilities of the Trust, and the Master Servicer shall be entitled to be reimbursed therefor out of the Master Servicer Account in accordance with the provisions of Section 9.07 and Section 9.12.

                  The Master Servicer shall not be liable for any acts or omissions of any Servicer except to the extent that damages or expenses are incurred as a result of such act or omissions and such damages and expenses would not have been incurred but for the negligence, willful malfeasance, bad faith or recklessness of the Master Servicer in supervising, monitoring and overseeing the obligations of the Servicers as required under the Agreement.

                  Section 9.12 Indemnification; Third Party Claims. The Master Servicer agrees to indemnify the Depositor, Securities Administrator and the Trustee, and hold them harmless against any and all claims, losses, penalties, fines, forfeitures, legal fees and related costs, judgments, and any other costs, liability, fees and expenses that the Depositor, the Securities Administrator or the Trustee may sustain as a result of the Master Servicer's willful malfeasance, bad faith or negligence in the performance of its duties hereunder or by reason of its reckless disregard for its obligations and duties under this Agreement. The Depositor, Securities Administrator, the Servicer, and the Trustee shall immediately notify the Master Servicer if a claim is made by a third party with respect to this Agreement or the Mortgage Loans which would entitle the Depositor, the Servicer or the Trustee to indemnification under this Section 9.12, whereupon the Master Servicer shall assume the defense of any such claim and pay all expenses in connection therewith, including counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against it or them in respect of such claim.

                  The Master Servicer agrees to indemnify and hold harmless the Trustee from and against any and all claims, losses, penalties, fines, forfeitures, legal fees and related costs, judgments, and any other costs, liability, fees and expenses (including reasonable attorneys' fees) that the Trustee may sustain as a result of such liability or obligations of the Master Servicer and in connection with the Trustee's assumption (not including the Trustee's performance, except to the extent that costs or liability of the Trustee are created or increased as a result of negligent or wrongful acts or omissions of the Master Servicer prior to its replacement as Master Servicer) of the Master Servicer's obligations, duties or responsibilities under such agreement.

                  The Trust will indemnify the Master Servicer and hold it harmless against any and all claims, losses, penalties, fines, forfeitures, legal fees and related costs, judgments, and any other costs, liabilities, fees and expenses that the Master Servicer may incur or sustain in connection with, arising out of or related to this Agreement, the Servicing Agreements, the Sale Agreements, the Step 2 Assignment Agreements or the Certificates, except to the extent that any such loss, liability or expense is related to
(i) a material breach of the Master Servicer's representations and warranties in this Agreement or (ii) the Master Servicer's willful malfeasance, bad faith or negligence or by reason of its reckless disregard of its duties and obligations under any such agreement; provided that any such loss, liability or expense constitutes an "unanticipated expense incurred by the REMIC" within the meaning of Treasury Regulations Section 1.860G-1(b)(3)(ii). The Master Servicer shall be entitled to reimbursement for any such indemnified amount from funds on deposit in the Distribution Account.

                                  ARTICLE X

                    CONCERNING THE SECURITIES ADMINISTRATOR

                  Section 10.01 Duties of Securities Administrator. The Securities Administrator shall undertake to perform such duties and only such duties as are specifically set forth in this Agreement.

                  The Securities Administrator, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Securities Administrator that are specifically required to be furnished pursuant to any provision of this Agreement shall examine them to determine whether they are in the form required by this Agreement; provided, however, that the Securities Administrator shall not be responsible for the accuracy or content of any such resolution, certificate, statement, opinion, report, document, order or other instrument. If any such instrument is found not to conform in any material respect to the requirements of this Agreement, the Securities Administrator shall notify the Certificateholders of such non conforming instrument in the event the Securities Administrator, after so requesting, does not receive a satisfactorily corrected instrument.

                  No provision of this Agreement shall be construed to relieve the Securities Administrator from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:

                  (i) the duties and obligations of the Securities Administrator shall be determined solely by the express provisions of this Agreement, the Securities Administrator shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Securities Administrator and the Securities Administrator may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Securities Administrator and conforming to the requirements of this Agreement which it believed in good faith to be genuine and to have been duly executed by the proper authorities respecting any matters arising hereunder;

                  (ii) the Securities Administrator shall not be liable for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Securities Administrator, unless it shall be conclusively determined by a court of competent jurisdiction, such determination no longer subject to appeal, that the Securities Administrator was negligent in ascertaining the pertinent facts;

                  (iii) the Securities Administrator shall not be liable with respect to any action or inaction taken, suffered or omitted to be taken by it in good faith in accordance with the direction of Holders of Certificates evidencing not less than 25% of the Voting Rights of Certificates relating to the time, method and place of conducting any proceeding for any remedy available to the Securities Administrator, or exercising or omitting to exercise any trust or power conferred upon the Securities Administrator under this Agreement; and

                  (iv) the Securities Administrator shall not be accountable, shall have no liability and makes no representation as to any acts or omissions hereunder of the Master Servicer or the Trustee.

                  Section 10.02 Certain Matters Affecting the Securities Administrator. Except as otherwise provided in Section 10.01:

                  (i) the Securities Administrator may request and conclusively rely upon and shall be fully protected in acting or refraining from acting upon any resolution, Officer's Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties and the Securities Administrator shall have no responsibility to ascertain or confirm the genuineness of any signature of any such party or parties;

                  (ii) the Securities Administrator may consult with counsel, financial advisers or accountants and the advice of any such counsel, financial advisers or accountants and any advice or Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such advice or Opinion of Counsel;

                  (iii) the Securities Administrator shall not be liable for any action or inaction taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

                  (iv) the Securities Administrator shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing so to do by Holders of Certificates evidencing not less than 25% of the Voting Rights allocated to each Class of Certificates; provided, however, that if the payment within a reasonable time to the Securities Administrator of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Securities Administrator, not reasonably assured to the Securities Administrator by the security afforded to it by the terms of this Agreement, the Securities Administrator may require reasonable indemnity against such expense or liability as a condition to so proceeding. Nothing in this clause (iv) shall derogate from the obligation of the Master Servicer to observe any applicable law prohibiting disclosure of information regarding the Mortgagors, provided that the Master Servicer shall have no liability for disclosure required by this Agreement;

                  (v) the Securities Administrator may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys or a custodian and the Securities Administrator shall not be responsible for any misconduct or negligence on the part of any such agent, attorney or custodian appointed by the Securities Administrator with due care;

                  (vi) the Securities Administrator shall not be required to risk or expend its own funds or otherwise incur any financial liability in the performance of any of its duties or in the exercise of any of its rights or powers hereunder if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not assured to it, and none of the provisions contained in this Agreement shall in any event require the Securities Administrator to perform, or be responsible for the manner of performance of, any of the obligations of the Master Servicer under this Agreement;

                  (vii) the Securities Administrator shall be under no obligation to exercise any of the trusts, rights or powers vested in it by this Agreement or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders, pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Securities Administrator reasonable security or indemnity satisfactory to the Securities Administrator against the costs, expenses and liabilities which may be incurred therein or thereby;

                  (viii) the Securities Administrator shall have no obligation to appear in, prosecute or defend any legal action that is not incidental to its duties hereunder and which in its opinion may involve it in any expense or liability; provided, however, that the Securities Administrator may in its discretion undertake any such action that it may deem necessary or desirable in respect of this Agreement and the rights and duties of the parties hereto and the interests of the Trustee, the Securities Administrator and the Certificateholders hereunder. In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust Fund, and the Securities Administrator shall be entitled to be reimbursed therefor out of the Collection Account; and

                  (ix) in no event shall the Securities Administrator be liable for special, indirect or consequential damages.

                  The Securities Administrator shall have no duty (A) to see to any recording, filing, or depositing of this Agreement or any agreement referred to herein or any financing statement or continuation statement evidencing a security interest, or to see to the maintenance of any such recording or filing or depositing or to any rerecording, refiling or redepositing thereof, (B) to see to the provision of any insurance or (C) to see to the payment or discharge of any tax, assessment, or other governmental charge or any lien or encumbrance of any kind owing with respect to, assessed or levied against, any part of the Trust Fund other than from funds available in the Distribution Account.

                  Section 10.03 Securities Administrator Not Liable for Certificates or Mortgage Loans. The recitals contained herein and in the Certificates shall be taken as the statements of the Depositor or the Transferor, as the case may be, and the Securities Administrator assumes no responsibility for their correctness. The Securities Administrator makes no representations as to the validity or sufficiency of this Agreement or of the Certificates or of any Mortgage Loan or related document other than with respect to the Securities Administrator's execution and authentication of the Certificates. The Securities Administrator shall not be accountable for the use or application by the Depositor or the Master Servicer of any funds paid to the Depositor or the Master Servicer in respect of the Mortgage Loans or deposited in or withdrawn from the Collection Account by the Depositor or the Master Servicer.

                  Section 10.04 Securities Administrator May Own Certificates. The Securities Administrator in its individual or any other capacity may become the owner or pledgee of Certificates and may transact business with the parties hereto and their Affiliates with the same rights as it would have if it were not the Securities Administrator.

                  Section 10.05 Securities Administrator's Fees and Expenses. The Securities Administrator shall be entitled to the investment income earned on amounts in the Distribution Account during the Securities Administrator Float Period. The Securities Administrator and any director, officer, employee, agent or "control person" within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange of 1934, as amended ("Control Person"), of the Securities Administrator shall be indemnified by the Trust and held harmless against any loss, liability or expense (including reasonable attorney's fees) (i) incurred in connection with any claim or legal action relating to (a) this Agreement, (b) the Mortgage Loans or (c) the Certificates, other than any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence in the performance of any of the Securities Administrator's duties hereunder, (ii) incurred in connection with the performance of any of the Securities Administrator's duties hereunder, other than any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence in the performance of any of the Securities Administrator's duties hereunder or (iii) incurred by reason of any action of the Securities Administrator taken at the direction of the Certificateholders, provided that any such loss, liability or expense constitutes an "unanticipated expense incurred by the REMIC" within the meaning of Treasury Regulations Section 1.860G-1(b)(3)(ii). Such indemnity shall survive the termination of this Agreement or the resignation or removal of the Securities Administrator hereunder. Without limiting the foregoing, and except for any such expense, disbursement or advance as may arise from the Securities Administrator's negligence, bad faith or willful misconduct, or which would not be an "unanticipated expense" within the meaning of the second preceding sentence, the Securities Administrator shall be reimbursed by the Trust for all reasonable expenses, disbursements and advances incurred or made by the Securities Administrator in accordance with any of the provisions of this Agreement with respect to: (A) the reasonable compensation and the expenses and disbursements of its counsel not associated with the closing of the issuance of the Certificates, (B) the reasonable compensation, expenses and disbursements of any accountant, engineer, appraiser or other agent that is not regularly employed by the Securities Administrator, to the extent that the Securities Administrator must engage such Persons to perform acts or services hereunder and (C) printing and engraving expenses in connection with preparing any Definitive Certificates. The Trust shall fulfill its obligations under this paragraph from amounts on deposit from time to time in the Distribution Account.

                  The Securities Administrator may retain or withdraw from the Distribution Account, (i) the investment income earned on amounts in the Distribution Account during the Master Servicer Float Period, (ii) amounts necessary to reimburse it or the Master Servicer for any previously unreimbursed Advances and any Advances the Master Servicer deems to be non-recoverable from the related Mortgage Loan proceeds, (iii) an aggregate annual amount to indemnify the Master Servicer and itself for amounts due in accordance with this Agreement, and (iv) any other amounts which it or the Master Servicer is entitled to receive hereunder for reimbursement, indemnification or otherwise, including the amount to which the Securities Administrator is entitled pursuant to Section 3.02 hereof. The Securities Administrator shall be required to pay all expenses incurred by it in connection with its activities hereunder and shall not be entitled to reimbursement therefor except as provided in this Agreement.

                  Section 10.06 Eligibility Requirements for Securities Administrator. The Securities Administrator hereunder shall at all times be a corporation or association organized and doing business under the laws the United States of America or any state thereof, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000, subject to supervision or examination by federal or state authority and with a credit rating of at least investment grade. If such corporation or association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 10.06 the combined capital and surplus of such corporation or association shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Securities Administrator shall cease to be eligible in accordance with the provisions of this Section 10.06, the Securities Administrator shall resign immediately in the manner and with the effect specified in Section 10.07 hereof. The entity serving as Securities Administrator may have normal banking and trust relationships with the Depositor and its affiliates or the Trustee and its affiliates.

                  Any successor Securities Administrator (i) may not be an originator, the Master Servicer, the Servicer, the Depositor or an affiliate of the Depositor unless the Securities Administrator functions are operated through an institutional trust department of the Securities Administrator,
(ii) must be authorized to exercise corporate trust powers under the laws of its jurisdiction of organization, and (iii) must be rated at least "A/F1" by Fitch, if Fitch is a Rating Agency and if rated by Fitch, or the equivalent rating by S&P or Moody's. If no successor Securities Administrator shall have been appointed and shall have accepted appointment within 60 days after the Securities Administrator ceases to be the Securities Administrator pursuant to
Section 10.07, then the Trustee may (but shall not be obligated to) become the successor Securities Administrator. The Depositor shall appoint a successor to the Securities Administrator in accordance with Section 10.07. The Trustee shall notify the Rating Agencies of any change of Securities Administrator.

                  Section 10.07 Resignation and Removal of Securities Administrator. The Securities Administrator may at any time resign by giving written notice of resignation to the Depositor and the Trustee and each Rating Agency not less than 60 days before the date specified in such notice when, subject to Section 10.08, such resignation is to take effect, and acceptance by a successor Securities Administrator in accordance with Section 10.08 meeting the qualifications set forth in Section 10.06. If no successor Securities Administrator meeting such qualifications shall have been so appointed by the Depositor and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Securities Administrator may petition any court of competent jurisdiction for the appointment of a successor Securities Administrator.

                  At least 15 calendar days prior to the effective date of such resignation, the Securities Administrator shall provide written notice to the Depositor of any successor pursuant to this Section 10.07.

                  If at any time (i) the Securities Administrator shall cease to be eligible in accordance with the provisions of Section 10.06 hereof and shall fail to resign after written request thereto by the Depositor, (ii) the Securities Administrator shall become incapable of acting, or shall be adjudged as bankrupt or insolvent, or a receiver of the Securities Administrator or of its property shall be appointed, or any public officer shall take charge or control of the Securities Administrator or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, (iii)(A) a tax is imposed with respect to the Trust Fund by any state in which the Securities Administrator or the Trust Fund is located and
(B) the imposition of such tax would be avoided by the appointment of a different Securities Administrator, or (iv) the Securities Administrator fails to comply with its obligations under Article XIII and such failure is not remedied within the lesser of 10 calendar days or such period in which the applicable Exchange Act Report can be filed timely (without taking into account any extensions), then, in the case of clauses (i) through (iii), the Depositor may remove the Securities Administrator and appoint a successor Securities Administrator by written instrument, in triplicate, one copy of which instrument shall be delivered to the Securities Administrator so removed, one copy of which shall be delivered to the Master Servicer and one copy to the successor Securities Administrator.

                  The Holders of Certificates entitled to at least 51% of the Voting Rights may at any time remove the Securities Administrator and appoint a successor Securities Administrator by written instrument or instruments, in triplicate, signed by such Holders or their attorneys in fact duly authorized, one complete set of which instruments shall be delivered by the successor Securities Administrator to the Trustee, one complete set to the Securities Administrator so removed and one complete set to the successor so appointed. Notice of any removal of the Securities Administrator shall be given to each Rating Agency by the successor Securities Administrator.

                  Any resignation or removal of the Securities Administrator and appointment of a successor Securities Administrator pursuant to any of the provisions of this Section 10.07 shall become effective upon acceptance by the successor Securities Administrator of appointment as provided in Section 10.08 hereof.

                  Section 10.08 Successor Securities Administrator. Any successor Securities Administrator (which may be the Trustee) appointed as provided in Section 10.07 hereof shall execute, acknowledge and deliver to the Depositor and to its predecessor Securities Administrator and the Trustee an instrument accepting such appointment hereunder and thereupon the resignation or removal of the predecessor Securities Administrator shall become effective and such successor Securities Administrator, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with the like effect as if originally named as Securities Administrator herein. The Depositor, the Trustee, the Master Servicer and the predecessor Securities Administrator shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor Securities Administrator all such rights, powers, duties, and obligations.

                  No successor Securities Administrator shall accept appointment as provided in this Section 10.08 unless at the time of such acceptance such successor Securities Administrator shall be eligible under the provisions of Section 10.06 hereof and its appointment shall not adversely affect the then current rating of the Certificates, as confirmed in writing by each Rating Agency and has provided to the Depositor in writing and in form and substance reasonably satisfactory to the Depositor, all information reasonably requested by the Depositor in order to comply with its reporting obligation under Item 6.02 of Form 8-K with respect to a replacement Securities Administrator.

                  Upon acceptance by a successor Securities Administrator of appointment as provided in this Section 10.08, the Depositor shall mail notice of the succession of such Securities Administrator hereunder to all Holders of Certificates. If the Depositor fails to mail such notice within 10 days after acceptance by the successor Securities Administrator of appointment, the successor Securities Administrator shall cause such notice to be mailed at the expense of the Depositor.

                  Section 10.09 Merger or Consolidation of Securities Administrator. Any corporation or other entity into which the Securities Administrator may be merged or converted or with which it may be consolidated or any corporation or other entity resulting from any merger, conversion or consolidation to which the Securities Administrator shall be a party, or any corporation or other entity succeeding to the business of the Securities Administrator, shall be the successor of the Securities Administrator hereunder, provided that such corporation or other entity shall be eligible under the provisions of Section 10.06 hereof, without the execution or filing of any paper or further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

                  Section 10.10 Assignment or Delegation of Duties by the Securities Administrator. Except as expressly provided herein, the Securities Administrator shall not assign or transfer any of its rights, benefits or privileges hereunder to any other Person, or delegate to or subcontract with, or authorize or appoint any other Person to perform any of the duties, covenants or obligations to be performed by the Securities Administrator; provided, however, that the Securities Administrator shall have the right with the prior written consent of the Depositor (which shall not be unreasonably withheld or delayed), and upon delivery to the Trustee and the Depositor of a letter from each Rating Agency to the effect that such action shall not result in a downgrade of the ratings assigned to any of the Certificates, to delegate or assign to or subcontract with or authorize or appoint any qualified Person to perform and carry out any duties, covenants or obligations to be performed and carried out by the Securities Administrator hereunder. Notice of such permitted assignment shall be given promptly by the Securities Administrator to the Depositor and the Trustee. If, pursuant to any provision hereof, the duties of the Securities Administrator are transferred to a successor securities administrator, the entire compensation payable to the Securities Administrator pursuant hereto shall thereafter be payable to such successor securities administrator but in no event shall the fee payable to the successor securities administrator exceed that payable to the predecessor securities administrator.

                                  ARTICLE XI

                                  TERMINATION

                  Section 11.01 Termination upon Liquidation or Purchase of the Mortgage Loans. Subject to Section 11.03, the obligations and responsibilities of the Depositor, the Master Servicer, the Servicers, the Securities Administrator and the Trustee created hereby with respect to the Trust Fund shall terminate upon the earlier of (a) the Depositor requesting the Master Servicer (and the Master Servicer agreeing to accommodate such request) to exercise its option to solicit bids in a commercially reasonable manner for the purchase of the Mortgage Loans and all other property of the Trust on a non-recourse basis with no representations or warranties of any nature whatsoever (such event, the "Auction Call") and the sale of all of the Property of the Trust Fund, on or after the Optional Termination Date, by the Trustee to the entity with the highest bid received by the Trustee from closed bids solicited by the Master Servicer or its designee; provided that to effectuate such sale, the Master Servicer or its designee shall have made reasonable efforts to sell all of the property of the Trust Fund for its fair market value in a commercially reasonable manner and on commercially reasonable terms, which includes the good faith solicitation of competitive bids to prospective purchasers that are recognized broker/dealers for assets of this type and provided further that, (i) such sale price shall not be less than the Par Value as certified by the Depositor, (ii) the Master Servicer receives bids from no fewer than three prospective purchasers (which may include the Majority Class X Certificateholder) and (iii) such sale price shall be deposited with the Trustee prior to the Distribution Date following the month in which such value is determined and (b) the later of (i) the maturity or other liquidation (or any Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund and the disposition of all REO Property and (ii) the distribution to Certificateholders of all amounts required to be distributed to them pursuant to this Agreement. In no event shall the trusts created hereby continue beyond the expiration of 21 years from the death of the survivor of the descendants of Joseph P. Kennedy, the late Ambassador of the United States to the Court of St. James's, living on the date hereof.

                  The proceeds of the sale of such assets of the Trust pursuant to the Auction Call described in Section 11.01 (other than, with respect to any mortgage loan and the related property, an amount equal to the excess, if any, of the amount in Section 11.01(a)(2) over the sum of the amount in Section 11.01(a)(1) (such excess, the "Fair Market Value Excess")) will be distributed to the holders of the Certificates in accordance with Section
4.01. Any Fair Market Value Excess received in connection with the purchase of the Mortgage Loans and REO Properties will be distributed to the holders of the Class R-2 Certificates.

                  Except to the extent provided above with regard to allocating any Fair Market Value Excess to the holders of the Class R-2 Certificates, the proceeds of such a purchase will be treated as a prepayment of the Mortgage Loans for purposes of distributions to Certificateholders. Accordingly, the sale of the Mortgage Loans and the REO Properties as a result of the Depositor requesting the Master Servicer to exercise its option to solicit bids therefor will result in the final distribution on the Certificates on that Distribution Date.

                  Section 11.02 Final Distribution on the Certificates. If, on any Remittance Date, the Servicers notify the Securities Administrator that there are no Outstanding Mortgage Loans and no other funds or assets in the Trust Fund other than the funds in the Collection Account, the Securities Administrator shall promptly send a Notice of Final Distribution to the applicable Certificateholders. If the Depositor requests the Master Servicer to exercise its option to terminate the Trust Fund pursuant to clause (a) of
Section 11.01, by no later than the 10th day of the month of the final distribution, the Master Servicer, pursuant to the applicable Step 2 Assignment Agreements, shall notify the Trustee and the Securities Administrator of the final Distribution Date and of the applicable sale price of the Mortgage Loans and REO Properties.

                  A Notice of Final Distribution, specifying the Distribution Date on which Certificateholders may surrender their Certificates for payment of the final distribution and cancellation, shall be given promptly by the Securities Administrator by letter to Certificateholders mailed not later than the 15th day of the month of such final distribution. Any such Notice of Final Distribution shall specify (a) the Distribution Date upon which final distribution on the Certificates will be made upon presentation and surrender of Certificates at the office therein designated, (b) the amount of such final distribution, (c) the location of the office or agency at which such presentation and surrender must be made, and (d) that the Record Date otherwise applicable to such Distribution Date is not applicable, distributions being made only upon presentation and surrender of the Certificates at the office therein specified. The Securities Administrator will give such Notice of Final Distribution to each Rating Agency at the time such Notice of Final Distribution is given to Certificateholders.

                  In the event the Mortgage Loans (and REO Properties) are sold pursuant to Section 11.01 and pursuant to the applicable Step 2 Assignment Agreement, the Trustee is required thereunder to remit to the Securities Administrator the applicable Termination Price on the Remittance Date immediately preceding the applicable final Distribution Date. Upon such final deposit with respect to the Trust Fund and the receipt by the Securities Administrator and the Custodians of a Request for Release therefor, the Master Servicer shall direct the Custodians to release and the relevant Custodians shall promptly release to the Master Servicer or its designee the Custodial Files for the Mortgage Loans.

                  Upon presentation and surrender of the Certificates, the Securities Administrator shall cause to be distributed to the Certificateholders of each Class (after reimbursement of all amounts due the Depositor and the Trustee hereunder), in each case on the final Distribution Date and in the order set forth in Section 4.01, in proportion to their respective Percentage

Interests, with respect to Certificateholders of the same Class, an amount up to an amount equal to (i) as to each Class of Regular Certificates (except the Class X Certificates), the Certificate Balance thereof plus for each such Class and the Class X Certificates accrued interest thereon in the case of an interest-bearing Certificate and all other amounts to which such Classes are entitled pursuant to Section 4.01, and (ii) as to the Residual Certificates, the amount, if any, which remains on deposit in the Distribution Account after application pursuant to clause (i) above (other than the amounts retained to meet claims). The foregoing provisions are intended to distribute to each Class of Regular Certificates any accrued and unpaid interest and principal to which they are entitled based on the Pass-Through Rates and actual Class Certificate Balances or notional principal balances set forth in the Preliminary Statement upon liquidation of the Trust Fund.

                  In the event that any affected Certificateholder shall not surrender Certificates for cancellation within six months after the date specified in the above mentioned written notice, the Securities Administrator shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within six months after the second notice all the applicable Certificates shall not have been surrendered for cancellation, the Securities Administrator may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Certificateholders concerning surrender of their Certificates, and the cost thereof shall be paid out of the funds and other assets which remain a part of the Trust Fund. If within one year after the second notice all Certificates shall not have been surrendered for cancellation, the Class R Certificateholders shall be entitled to all unclaimed funds and other assets of the Trust Fund which remain subject hereto.

                  Section 11.03 Additional Termination Requirements. In the event the Depositor requests the Master Servicer to exercise its option to solicit bids in a commercially reasonable manner for the purchase of the Mortgage Loans as provided in Section 11.01, the Trust Fund shall be terminated in accordance with the following additional requirements, unless the Trustee and the Securities Administrator have been supplied with an Opinion of Counsel, at the expense of the Master Servicer, to the effect that the failure to comply with the requirements of this Section 11.03 will not (i) result in the imposition of taxes on "prohibited transactions" on any Trust REMIC as defined in Section 860F of the Code, or (ii) cause any Trust REMIC to fail to qualify as a REMIC at any time that any Certificates are outstanding:

                  (a) The Securities Administrator on behalf of the Trustee shall sell all of the assets of the Trust Fund to the entity with the highest bid received pursuant to the Auction Call and, by the next Distribution Date after such sale, shall distribute to the Certificateholders the proceeds of such sale in complete liquidation of each of the Trust REMICs; and

                  (b) The Securities Administrator shall attach a statement to the final federal income tax return for each of the Trust REMICs stating that pursuant to Treasury Regulations Section 1.860F-1, the first day of the 90 day liquidation period for each such Trust REMIC was the date on which the Securities Administrator on behalf of the Trustee sold the assets of the Trust Fund to the to the entity with the highest bid received pursuant to the Auction Call.

                                 ARTICLE XII

                           MISCELLANEOUS PROVISIONS

                  Section 12.01 Amendment. This Agreement may be amended from time to time by the Depositor, the Master Servicer, the Securities Administrator, the Custodians and the Trustee (and the Master Servicer may request an amendment or consent to any amendment of a Servicing Agreement as directed by the Depositor) without the consent of any of the Certificateholders (i) to cure any ambiguity or mistake, (ii) to correct any defective provision herein or in the applicable Servicing Agreement, or to supplement any provision in this Agreement which may be inconsistent with any other provision herein or in the applicable Servicing Agreement, (iii) to add to the duties of the Depositor, or the Trustee (or with respect to the applicable Servicing Agreement, of the applicable Servicer) the Master Servicer, the Securities Administrator or the Custodians, (iv) to add any other provisions with respect to matters or questions arising hereunder or under the applicable Servicing Agreement, or (v) to modify, alter, amend, add to or rescind any of the terms or provisions contained in this Agreement or in the applicable Servicing Agreement; provided that any action pursuant to clause (iv) or (v) above shall not, as evidenced by an Opinion of Counsel (which Opinion of Counsel shall be an expense of the requesting party, but in any case shall not be an expense of the Trustee, the Master Servicer, the Securities Administrator, the Custodians or the Trust Fund), adversely affect in any material respect the interests of any Certificateholder; provided, further, that the amendment shall not be deemed to adversely affect in any material respect the interests of the Certificateholders if the Person requesting the amendment obtains a letter from each Rating Agency stating that the amendment would not result in the downgrading or withdrawal of the respective ratings then assigned to the Certificates; it being understood and agreed that any such letter in and of itself will not represent a determination as to the materiality of any such amendment and will represent a determination only as to the credit issues affecting any such rating. The Trustee, the Depositor, the Custodians, the Securities Administrator and the Master Servicer also may at any time and from time to time amend this Agreement (and the Master Servicer shall request the Servicers amend the applicable Servicing Agreements), without the consent of the Certificateholders, to modify, eliminate or add to any of its provisions to such extent as shall be necessary or helpful to (i) maintain the qualification of each Trust REMIC under the REMIC Provisions, (ii) avoid or minimize the risk of the imposition of any tax on any Trust REMIC pursuant to the Code that would be a claim at any time prior to the final redemption of the Certificates or (iii) comply with any other requirements of the Code; provided, that the Trustee and the Master Servicer have been provided an Opinion of Counsel, which opinion shall be an expense of the party requesting such opinion but in any case shall not be an expense of the Trustee or the Trust Fund, to the effect that such action is necessary or helpful to, as applicable, (i) maintain such qualification, (ii) avoid or minimize the risk of the imposition of such a tax or (iii) comply with any such requirements of the Code.

                  This Agreement may also be amended from time to time by the Depositor, the Master Servicer, the Custodians, the Securities Administrator and the Trustee (and the Master Servicer shall consent to any amendment to the applicable Servicing Agreement as directed by the Depositor) with the consent of the Holders of Certificates evidencing Percentage Interests aggregating not less than 66-2/3% of each Class of Certificates affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this

Agreement or of modifying in any manner the rights of the Holders of Certificates; provided, however, that no such amendment shall (i) reduce in any manner the amount of, or delay the timing of, payments required to be distributed on any Certificate without the consent of the Holder of such Certificate, (ii) adversely affect in any material respect the interests of the Holders of any Class of Certificates in a manner other than as described in clause (i), without the consent of the Holders of Certificates of such Class evidencing, as to such Class, Percentage Interests aggregating not less than 66-2/3%, or (iii) reduce the aforesaid percentages of Certificates the Holders of which are required to consent to any such amendment, without the consent of the Holders of all such Certificates then outstanding.

                  Notwithstanding any contrary provision of this Agreement, the Trustee and the Master Servicer shall not consent to any amendment to this Agreement or any Servicing Agreement unless (i) each shall have first received an Opinion of Counsel, which opinion shall not be an expense of the Trustee, the Master Servicer or the Trust Fund, to the effect that such amendment will not cause the imposition of any tax on any Trust REMIC or the Certificateholders or cause any Trust REMIC to fail to qualify as a REMIC at any time that any Certificates are outstanding and (ii) the party seeking such amendment shall have provided written notice to the Rating Agencies (with a copy of such notice to the Trustee and the Master Servicer) of such amendment, stating the provisions of the Agreement to be amended.

                  Notwithstanding the foregoing provisions of this Section 12.01, with respect to any amendment that significantly modifies the permitted activities of the Trustee or a Servicer under the applicable Servicing Agreement, any Certificate beneficially owned by the Depositor or any of its Affiliates or by the Responsible Party or any of its Affiliates shall be deemed not to be outstanding (and shall not be considered when determining the percentage of Certificateholders consenting or when calculating the total number of Certificates entitled to consent) for purposes of determining if the requisite consents of Certificateholders under this Section 12.01 have been obtained.

                  Promptly after the execution of any amendment to this Agreement or any Servicing Agreement requiring the consent of Certificateholders, the Trustee shall furnish written notification of the substance or a copy of such amendment to each Certificateholder and each Rating Agency.

                  It shall not be necessary for the consent of Certificateholders under this Section 12.01 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe.

                  Nothing in this Agreement shall require the Trustee, the Custodians, the Master Servicer or the Securities Administrator to enter into an amendment which modifies its obligations or liabilities without its consent and in all cases without receiving an Opinion of Counsel (which Opinion shall not be an expense of the Trustee, the Custodians, the Master Servicer, the Securities Administrator or the Trust Fund), satisfactory to the Trustee, the Master Servicer or the Securities Administrator, as applicable, that (i) such amendment is permitted and is not prohibited by this Agreement or the applicable Servicing Agreement and that all requirements for amending this Agreement or such Servicing Agreement have been complied with; and (ii) either (A) the amendment does not adversely affect in any material respect the interests of any Certificateholder or (B) the conclusion set forth in the immediately preceding clause (A) is not required to be reached pursuant to this Section 12.01.

                  Notwithstanding the Trustee's consent to, or the Master Servicer's request for, any amendment of any Servicing Agreement pursuant to the terms of this Section 12.01, such Servicing Agreement cannot be amended without the consent of the applicable Servicer. Neither the Master Servicer nor the Trustee shall be responsible for any failure by such Servicer to consent to any amendment to the applicable Servicing Agreement.

                  Section 12.02 Recordation of Agreement; Counterparts. This Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation shall be effected by the Trustee at the expense of the Trust, but only if an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Certificateholders is delivered to the Trustee.

                  For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

                  Section 12.03 Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE SUBSTANTIVE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED IN THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HERETO AND THE CERTIFICATEHOLDERS SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

                  Section 12.04 Intention of Parties. It is the express intent of the parties hereto that the conveyance (i) of the Mortgage Loans by the Depositor and (ii) of the Trust Fund by the Depositor to the Trustee each be, and be construed as, an absolute sale thereof. It is, further, not the intention of the parties that such conveyances be deemed a pledge thereof. However, in the event that, notwithstanding the intent of the parties, such assets are held to be the property of the Depositor, or if for any other reason this Agreement is held or deemed to create a security interest in either of such assets, then (i) this Agreement shall be deemed to be a security agreement within the meaning of the Uniform Commercial Code of the State of New York and (ii) the conveyances provided for in this Agreement shall be deemed to be an assignment and a grant by the Depositor to the Trustee, for the benefit of the Certificateholders, of a security interest in all of the assets transferred, whether now owned or hereafter acquired.

                  The Depositor, for the benefit of the Certificateholders, shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Trust Fund, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of the Agreement. The Depositor shall arrange for filing any Uniform Commercial Code continuation statements in connection with any security interest granted or assigned to the Trustee for the benefit of the Certificateholders.

                  Section 12.05 Notices. (a) The Securities Administrator shall use its best efforts to promptly provide notice to each Rating Agency with respect to each of the following of which it has actual knowledge:

                  (i) Any material change or amendment to this Agreement;

                  (ii) The occurrence of any Event of Default that has not been cured;

                  (iii) The resignation or termination of a Servicer, Master Servicer, Securities Administrator or the Trustee and the appointment of any successor;

                  (iv) The repurchase or substitution of Mortgage Loans pursuant to this Agreement or the Sale Agreements; and

                  (v) The final payment to Certificateholders.

                  (b) In addition, the Securities Administrator shall promptly make available on its internet website to each Rating Agency copies of the following:

                  (i) Each report to Certificateholders described in Section
         4.02.

                  (ii) The Servicer's annual statement of compliance and the accountant's report described in the Servicing Agreements; and

                  (iii) Any notice of a purchase of a Mortgage Loan pursuant to this Agreement and any Sale Agreement.

         (b) All directions, demands and notices hereunder shall be in writing and shall be deemed to have been duly given when delivered to (a) in the case of the Depositor or GS Mortgage Securities Corp. or Goldman, Sachs & Co., 85 Broad Street, New York, New York 10004, Attention: Principal Finance Group/Christopher M. Gething and Asset Management Group/Senior Asset Manager, or such other address as may be hereafter furnished to the Securities Administrator by the Depositor in writing; (b) in the case of PHH, PHH Mortgage Corporation, 3000 Leadenhall Road, Mt. Laurel, New Jersey 08054, or such other address as may be hereafter furnished to the Depositor and the Securities Administrator by PHH in writing; (c) in the case of Countrywide or Countrywide Servicing, to Countrywide Home Loans Servicing LP, 4500 Park Granada, Calabasas, California 91302, Attention: Investor Accounting, or such other address as may be hereafter furnished to the Depositor and the Securities Administrator by Countrywide in writing; (d) in the case of GreenPoint, GreenPoint Mortgage Funding, Inc., 100 Wood Hollow Drive, Novato, California 94945, Attention: Susan Davia, or such other address as may be hereafter furnished to the Depositor and the Securities Administrator by GreenPoint in writing; (e) in the case of SunTrust, 901 Semmes Avenue, Richmond, Virginia 23224, Attention: Amy Creason, or such other address as may be hereafter furnished to the Depositor and the Securities Administrator by SunTrust in writing; (f) in the case of the Goldman Conduit,

Goldman Sachs Mortgage Company, 85 Broad Street, New York, New York 10004; (g) in the case of the Trustee or the Securities Administrator to its Corporate Trust Office, or such other address as the Trustee or the Securities Administrator may hereafter furnish to the Depositor; (h) in the case of the Master Servicer, JPMorgan Chase Bank, National Association, 6525 West Campus Oval, Suite 200, New Albany Ohio 43054-88300, Attention: GSAA 2006-1, or such other address as may be hereafter furnished to the Depositor and the Securities Administrator by the Master Servicer in writing; (i) in the case of Deutsche Bank National Trust Company, 1761 East St. Andrew Place, Santa Ana, California 92705, Attention: Mortgage Custody - GS05SC; (j) in the case of JPMorgan Chase Bank, National Association, 2220 Chemsearch Blvd., Suite 150, Irving, Texas 75062; (k) in the case of the Swap Provider, to the related Swap Provider addressed to it at the address specified in the Interest Rate Swap Agreement or at any other address previously furnished in writing to the Trust by the related Swap Provider; and (m) in the case of each of the Rating Agencies, the address specified therefor in the definition corresponding to the name of such Rating Agency. Notices to Certificateholders shall be deemed given when mailed, first class postage prepaid, to their respective addresses appearing in the Certificate Register.

                  Section 12.06 Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

                  Section 12.07 Limitation on Rights of Certificateholders. The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the trust created hereby, nor entitle such Certificateholder's legal representative or heirs to claim an accounting or to take any action or commence any proceeding in any court for a petition or winding up of the trust created hereby, or otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

                  No Certificateholder shall have any right to vote (except as provided herein) or in any manner otherwise control the operation and management of the Trust Fund, or the obligations of the parties hereto, nor shall anything herein set forth or contained in the terms of the Certificates be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third party by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

                  No Certificateholder shall have any right by virtue or by availing itself of any provisions of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a written notice of an Event of Default and of the continuance thereof, as herein provided, and unless the Holders of Certificates evidencing not less than 25% of the Voting Rights evidenced by the Certificates shall also have made written request to the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses, and liabilities to be incurred therein or thereby, and the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity shall have neglected or refused to institute any such action, suit or proceeding; it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates shall have any right in any manner whatever by virtue or by availing itself or themselves of any provisions of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of the Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder or to enforce any right under this Agreement, except in the manner herein provided and for the common benefit of all Certificateholders. For the protection and enforcement of the provisions of this Section 12.07, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

                  Section 12.08 Certificates Nonassessable and Fully Paid. It is the intention of the Depositor that Certificateholders shall not be personally liable for obligations of the Trust Fund, that the interests in the Trust Fund represented by the Certificates shall be nonassessable for any reason whatsoever, and that the Certificates, upon due authentication thereof by the Trustee pursuant to this Agreement, are and shall be deemed fully paid.

                  Section 12.09 Waiver of Jury Trial. EACH PARTY HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES (TO THE EXTENT PERMITTED BY APPLICABLE LAW) ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY OF ANY DISPUTE ARISING UNDER OR RELATING TO THIS AGREEMENT AND AGREES THAT ANY SUCH DISPUTE SHALL BE TRIED BEFORE A JUDGE SITTING WITHOUT A JURY.

                                 ARTICLE XIII

                            EXCHANGE ACT REPORTING

                  Section 13.01 Filing Obligations.

                  The Master Servicer, the Trustee, the Securities Administrator and any Custodian shall reasonably cooperate with the Depositor and Securities Administrator in connection with the satisfaction of the Depositor's reporting requirements under the Exchange Act with respect to the Trust Fund. In addition to the information specified below, if so requested by the Depositor in writing for the purpose of satisfying its reporting obligation under the Exchange Act, the Master Servicer, the Trustee, the Securities Administrator and any Custodian shall (and the Master Servicer shall cause each Servicer and subservicer to) provide the Depositor with (a) such information which is available to such Person without unreasonable effort or expense and within such timeframe as may be reasonably requested by the Depositor to comply with the Depositor's reporting obligations under the Exchange Act and (b) to the extent such Person is a party (and the Depositor is not a party) to any agreement or amendment required to be filed, copies of such agreement or amendment in EDGAR-compatible form.

                  The Depositor agrees to promptly furnish to the Securities Administrator, from time to time upon written request, such further information, reports and financial statements within its control related to the Trust Agreement and the Mortgage Loans as the Depositor reasonably deems appropriate to prepare and file all necessary reports with the Commission. Upon filing with the Commission, the Securities Administrator shall promptly deliver to the Depositor a copy of any such reports.

                  Section 13.02 Form 10-D Filings.

          (a) In accordance with the Exchange Act, the Securities Administrator shall prepare for filing and file within 15 days after each Distribution Date commencing February 2006 (subject to permitted extensions under the Exchange Act and until a Form 15 is filed pursuant to Section 13.06) with the Commission with respect to the Trust Fund, a Form 10-D with copies of the Monthly Statement and, to the extent delivered to the Securities Administrator, no later than 10 days following the Distribution Date, such other information identified by the Depositor, to be filed with the Commission (such other information, the "Additional Designated Information"). If the Depositor directs that any Additional Designated Information is to be filed with any Form 10-D, the Depositor shall specify the Item on Form 10-D to which such information is responsive and, with respect to any Exhibit to be filed on Form 10-D, the Exhibit number. Any information to be filed on Form 10-D shall be delivered to the Securities Administrator in EDGAR-compatible form or as otherwise agreed upon by the Securities Administrator and the Depositor at the Depositor's expense, and any necessary conversion to EDGAR-compatible format will be at the Depositor's expense. Upon completion of each 10-D filing by the Securities Administrator, such 10-D filing shall be submitted to the Depositor for approval. Upon receipt of written notice via electronic mail to absfs@jpmorgan.com, from the Depositor that the 10-D has been approved, the Securities Administrator shall attach to such 10-D the signature page of the Depositor which has been previously delivered by the Depositor to the Securities Administrator and submit such 10-D for filing with the Commission. At the reasonable request of, and in accordance with the reasonable directions of, the Depositor, the Securities Administrator shall prepare for filing and file an amendment to any Form 10-D previously filed with the Commission with respect to the Trust Fund. The Depositor shall sign the Form 10-D filed on behalf of the Trust Fund.

         (b) No later than each Distribution Date, each of the Master Servicer, the Securities Administrator and the Trustee shall, to the extent they have knowledge, notify (and the Master Servicer shall cause any Servicer, to the extent such Servicer is required to make such disclosure under its Servicing Agreement, to notify) the Depositor of any Form 10-D Disclosure Item, together with a description of any such Form 10-D Disclosure Item in form and substance reasonably acceptable to the Depositor. In addition to such information as the Master Servicer, the Securities Administrator and the Trustee are obligated to provide pursuant to other provisions of this Agreement, if so requested by the Depositor in writing, each of the Master Servicer, the Securities Administrator and the Trustee shall provide such information which is available to the Master Servicer, the Securities Administrator and the Trustee, as applicable, without unreasonable effort or expense regarding the performance or servicing of the Mortgage Loans as is reasonably required to facilitate preparation of distribution reports in accordance with Item 1121 of Regulation AB.

         (c) The Securities Administrator shall not have any responsibility to file any items (other than those generated by it) that have not been received in a format suitable (or readily convertible into a format suitable) for electronic filing via the EDGAR system and shall not have any responsibility to convert any such items to such format (other than those items generated by it or that are readily convertible to such format). The Securities Administrator shall have no liability to the Certificateholders, the Trust Fund, the Master Servicer or the Depositor with respect to any failure to properly prepare or file any of Form 10-D to the extent that such failure is not the result of any negligence, bad faith or willful misconduct on its part.

                  Section 13.03 Form 8-K Filings.

         The Depositor shall prepare, sign and file (via EDGAR) any Form 8-K required by the Exchange Act and the Rules and Regulations of the Commission thereunder. Each of the Master Servicer (and the Master Servicer shall cause any Servicer to promptly notify), the Securities Administrator and the Trustee shall promptly notify the Depositor, but in no event later than one (1) Business Day after its occurrence, of any Reportable Event, applicable to it, of which a Responsible Officer of such entity has actual knowledge.

                  Section 13.04 Form 10-K Filings.

         Prior to March 30th of each year, commencing in 2007 (or such earlier date as may be required by the Exchange Act and the Rules and Regulations of the Commission and until a Form 15 is filed pursuant to Section 13.06), the Securities Administrator shall prepare and file on behalf of the Trust Fund a Form 10-K, in form and substance as required by applicable law or the Exchange Act. The Depositor shall sign each Form 10-K filed on behalf of the Trust Fund. Such Form 10-K shall include as exhibits each (i) annual statement of compliance described in the paragraph below, (ii) annual report on assessments of compliance with servicing criteria described under Section 13.07 and (iii) accountant's report described under Section 13.07. Each Form 10-K shall also include any Sarbanes-Oxley Certification required to be included therewith, as described in Section 13.05. The Securities Administrator shall have no liability with respect to any failure to properly prepare or file such periodic reports resulting from or relating to the Securities Administrator's inability or failure to obtain any information not resulting from its own negligence, willful misconduct or bad faith.

         The Master Servicer shall, and shall cause each Servicer to cause any subservicer used by such Servicer to, deliver to the Depositor and the Securities Administrator on or before March 15 of each year, commencing with its 2007 fiscal year, an Officer's Certificate stating, as to the signer thereof, that (i) a review of the activities of such Person during the preceding calendar year (or applicable portion thereof) and of the performance of the Master Servicer under this Agreement, or in the case of a Servicer or subservicer, the applicable servicing agreement, has been made under such officer's supervision and (ii) to the best of such officer's knowledge, based on such review, such Person has fulfilled all its obligations under this Agreement, or in the case of a Servicer or subservicer, the applicable servicing agreement, in all material respects throughout such year (or applicable portion thereof), or, if there has been a failure to fulfill any such obligation in any material respect, specifying each such failure known to such officer and the nature and status thereof. The Securities Administrator shall forward a copy of each such statement to each Rating Agency. Copies of such statement shall be provided by the Securities Administrator to any Certificateholder upon written request, provided such statement is delivered by the Master Servicer to the Securities Administrator.

         No later than March 10 of each year, commencing in 2007, and until a Form 15 is filed pursuant to Section 13.06, the Master Servicer, the Securities Administrator and the Trustee shall notify (and the Master Servicer shall cause any Servicer to notify) the Depositor of any Form 10-K Disclosure Item, together with a description of any such Form 10-K Disclosure Item in form and substance reasonably acceptable to the Depositor. Additionally, each of the Master Servicer, the Securities Administrator and the Trustee shall provide, and shall cause each Reporting Subcontractor retained by the Master Servicer, the Securities Administrator or the Trustee, as applicable, and in the case of the Master Servicer shall cause each Servicer, to provide, the following information no later than March 10 of each year in which a Form 10-K is required to be filed on behalf of the Trust Fund: (i) if such Person's report on assessment of compliance with servicing criteria described under
Section 13.07 or related registered public accounting firm attestation report described under Section 13.07 identifies any material instance of noncompliance, notification of such instance of noncompliance and (ii) if any such Person's report on assessment of compliance with servicing criteria or related registered public accounting firm attestation report is not provided to be filed as an exhibit to such Form 10-K, information detailing the explanation why such report is not included.

                  Section 13.05 Sarbanes-Oxley Certification.

         Each Form 10-K shall include a certification (the "Sarbanes-Oxley Certification") required by Rules 13a-14(d) and 15d-14(d) under the Exchange Act (pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and the rules and regulations of the Commission promulgated thereunder (including any interpretations thereof by the Commission's staff)). No later than March 15 of each year, beginning in 2007, the Master Servicer and the Securities Administrator shall (unless such person is the Certifying Person), and the Master Servicer shall cause each Servicer to, provide to the Person who signs the Sarbanes-Oxley Certification (the "Certifying Person") a certification (each, a "Performance Certification"), in the form attached hereto as Exhibit T-1 (in the case of the Master Servicer) and Exhibit T-2 (in the case of the Securities Administrator), on which the Certifying Person, the entity for which the Certifying Person acts as an officer, and such entity's officers, directors and Affiliates (collectively with the Certifying Person, "Certification Parties") can reasonably rely. The Depositor will not request delivery of a certification under this clause unless the Depositor is required under the Exchange Act to file an annual report on Form 10-K with respect to the Trust Fund. In the event that prior to the filing date of the Form 10-K in March of each year, the Securities Administrator or the Master Servicer has actual knowledge of information material to the Sarbanes-Oxley Certification, the Securities Administrator or the Master Servicer, as the case may be, shall promptly notify the Depositor. The respective parties hereto agree to cooperate with all reasonable requests made by any Certifying Person or Certification Party in connection with such Person's attempt to conduct any due diligence that such Person reasonably believes to be appropriate in order to allow it to deliver any Sarbanes-Oxley Certification or portion thereof with respect to the Trust Fund.

                  Section 13.06 Form 15 Filing.

                  Prior to January 30 of the first year in which the Securities Administrator is able to do so under applicable law, the Securities Administrator shall file a Form 15 relating to the automatic suspension of reporting in respect of the Trust Fund under the Exchange Act.

                  Section 13.07 Report on Assessment of Compliance and Attestation.

         (a) On or before March 15th of each calendar year, commencing in 2007:

         (1) Each of the Master Servicer, the Securities Administrator and the Custodians shall deliver to the Depositor and the Securities Administrator a report regarding the Master Servicer's, the Securities Administrator's or Custodians', as applicable, assessment of compliance with the Servicing Criteria applicable to it during the immediately preceding calendar year, as required under Rules 13a-18 and 15d-18 of the Exchange Act and Item 1122 of Regulation AB; provided, however the securities administrator and custodians shall deliver such report until a Form 15 is filed pursuant to Section 13.06. Such report shall be signed by an authorized officer of such Person and shall address each of the Servicing Criteria applicable to it identified in Exhibit
U hereto delivered to the Depositor concurrently with the execution of this Agreement. To the extent any of the Servicing Criteria so specified are not applicable to such Person, with respect to asset-backed securities transactions taken as a whole involving such Person and that are backed by the same asset type backing the Certificates, such report shall include such a statement to that effect. The Depositor and its respective officers and directors shall be entitled to rely on upon each such servicing criteria assessment.

         (2) Each of the Master Servicer and the Securities Administrator shall deliver to the Depositor, the Securities Administrator and the Master Servicer a report of a registered public accounting firm that attests to, and reports on, the assessment of compliance made by Master Servicer or the Securities Administrator, as applicable, and delivered pursuant to the preceding paragraphs. Such attestation shall be in accordance with Rules 1-02(a)(3) and 2-02(g) of Regulation S-X under the Securities Act and the Exchange Act, including, without limitation that in the event that an overall opinion cannot be expressed, such registered public accounting firm shall state in such report why it was unable to express such an opinion. Such report must be available for general use and not contain restricted use language. To the extent any of the Servicing Criteria are not applicable to such Person, with respect to asset-backed securities transactions taken as a whole involving such Person and that are backed by the same asset type backing the Certificates, such report shall include such a statement to that effect.

         (3) The Master Servicer shall cause each Servicer and Reporting Subcontractor to deliver to the Depositor and the Securities Administrator an assessment of compliance and accountant's attestation as and when provided in paragraphs (a) and (b) of this Section 13.07.

         (4) The Securities Administrator shall cause each Reporting Subcontractor under its employ, if any, to deliver to the Depositor, the Securities Administrator and the Master Servicer an assessment of compliance and accountant's attestation as and when provided in paragraphs (a) and (b) of this Section.


         (b) Each assessment of compliance provided by the Securities Administrator, the Master Servicer or the Custodians pursuant to Section 13.07(a)(3) shall address each of the Servicing Criteria applicable to it specified on a certification substantially in the form of Exhibit U hereto delivered to the Depositor concurrently with the execution of this Agreement or, in the case of a securities administrator, master servicer or custodian subsequently appointed as such, on or prior to the date of such appointment. An assessment of compliance provided by a Subcontractor pursuant to Section 13.07(a)(3) or (4) need not address any elements of the Servicing Criteria other than those specified pursuant to Section 13.07(a)(1).

                  Section 13.08 Use of Subservicers and Subcontractors.

         (a) The Master Servicer shall cause any subservicer used by the Master Servicer and shall cause each Servicer to cause any subservicer used by such servicer for the benefit of the Depositor to comply with the provisions of this Article XIII to the same extent as if such Servicer or subservicer were the Master Servicer (except with respect to the Master Servicer's duties with respect to preparing and filing any Exchange Act Reports or as the Certifying Person). The Master Servicer shall be responsible for obtaining from each Servicer and subservicer and delivering to the Depositor any servicer compliance statement required to be delivered by such Servicer or subservicer pursuant to the second paragraph of Section 13.04, any assessment of compliance and attestation required to be delivered by such Servicer or subservicer under Section 13.07 and any certification required to be delivered to the Certifying Person under Section 13.05 as and when required to be delivered.

         (b) It shall not be necessary for the Master Servicer, any Servicer, any subservicer or the Securities Administrator to seek the consent of the Depositor or any other party hereto to the utilization of any Subcontractor. The Master Servicer or the Securities Administrator, as applicable, shall promptly upon request provide to the Depositor (or any designee of the Depositor, such as the Master Servicer or administrator) a written description (in form and substance satisfactory to the Depositor) of the role and function of each Subcontractor utilized by such Person (or in the case of the Master Servicer, any Servicer or any subservicer), specifying (i) the identity of each such Subcontractor, (ii) which (if any) of such Subcontractors are "participating in the servicing function" within the meaning of Item 1122 of Regulation AB, and (iii) which elements of the Servicing Criteria will be addressed in assessments of compliance provided by each Subcontractor identified pursuant to clause (ii) of this paragraph.

         As a condition to the utilization of any Subcontractor determined to be a Reporting Subcontractor, the Master Servicer or the Securities Administrator, as applicable, shall cause any such Subcontractor used by such Person (or in the case of the Master Servicer, any Servicer or any subservicer) for the benefit of the Depositor to comply with the provisions of Sections 13.07 and 13.09 of this Agreement to the same extent as if such Subcontractor were the Master Servicer (except with respect to the Master Servicer's duties with respect to preparing and filing any Exchange Act Reports or as the Certifying Person) or the Securities Administrator, as applicable. The Master Servicer or the Securities Administrator, as applicable, shall be responsible for obtaining from each Subcontractor and delivering to the Depositor and the Master Servicer, any assessment of compliance and attestation required to be delivered by such Subcontractor under Section 13.07, in each case as and when required to be delivered.

                                 * * * * * * *

                  IN WITNESS WHEREOF, the parties hereto have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

                                   GS MORTGAGE SECURITIES CORP.



                                   By: /s/ Michelle Gill
                                      ------------------------------------------
                                        Name:  Michelle Gill
                                        Title: Vice President


                                   U.S. BANK NATIONAL ASSOCIATION, solely
                                   as Trustee and not in its individual capacity



                                   By: /s/ Patricia O'Neill-Manella
                                      ------------------------------------------
                                        Name:  Patricia O'Neill-Manella
                                        Title: Vice President


                                   JPMORGAN CHASE BANK, NATIONAL
                                   ASSOCIATION, as Master Servicer
                                     and Securities Administrator



                                   By: /s/ Annette Marsula
                                      ------------------------------------------
                                        Name:  Annette Marsula
                                        Title: Vice President


                     Master Servicing and Trust Agreement

                                   DEUTSCHE BANK NATIONAL TRUST
                                   COMPANY, as a Custodian



                                   By: /s/ Andrew Hays
                                      ------------------------------------------
                                            Name:  Andrew Hays
                                            Title: Associate


                                   By: /s/ Norma L. Catone
                                      ------------------------------------------
                                            Name:  Norma L. Catone
                                            Title: Vice President


                                   JPMORGAN CHASE BANK, NATIONAL
                                   ASSOCIATION, as a Custodian


                                   By: /s/ Barbara G. Robinson
                                      ------------------------------------------
                                            Name:  Barbara G. Robinson
                                            Title: Authorized Signatory





                     Master Servicing and Trust Agreement

                                  SCHEDULE I

                            Mortgage Loan Schedule

  [On File with The Securities Adminnistrator as provided by The Depositor]















                                    S-I-1

                                   EXHIBIT A


              FORM OF CLASS A-1, CLASS A-2, CLASS A-3, CLASS A-4
            CLASS M-1, CLASS M-2, CLASS M-3, CLASS M-4, CLASS M-5,
                CLASS B-1, CLASS B-2 AND CLASS B-3 CERTIFICATES

IF THIS CERTIFICATE IS A BOOK-ENTRY CERTIFICATE, THE PROPOSED TRANSFEROR WILL BE DEEMED TO HAVE MADE EACH OF THE CERTIFICATIONS SET FORTH IN THE TRANSFEROR LETTER AND THE PROPOSED TRANSFEREE WILL BE DEEMED TO HAVE MADE EACH OF THE CERTIFICATIONS SET FORTH IN THE RULE 144A LETTER, IN EACH CASE AS IF SUCH CERTIFICATE WERE EVIDENCED BY A PHYSICAL CERTIFICATE.

IN THE EVENT THAT A TRANSFER OF A PRIVATE CERTIFICATE WHICH IS A BOOK-ENTRY CERTIFICATE IS TO BE MADE IN RELIANCE UPON AN EXEMPTION FROM THE SECURITIES ACT AND SUCH LAWS, IN ORDER TO ASSURE COMPLIANCE WITH THE SECURITIES ACT AND SUCH LAWS, THE CERTIFICATEHOLDER DESIRING TO EFFECT SUCH TRANSFER WILL BE DEEMED TO HAVE MADE AS OF THE TRANSFER DATE EACH OF THE CERTIFICATIONS SET FORTH IN THE TRANSFEROR CERTIFICATE IN RESPECT OF SUCH CERTIFICATE AND THE TRANSFEREE WILL BE DEEMED TO HAVE MADE AS OF THE TRANSFER DATE EACH OF THE CERTIFICATIONS SET FORTH IN THE RULE 144A LETTER IN RESPECT OF SUCH CERTIFICATE, IN EACH CASE AS IF SUCH CERTIFICATE WERE EVIDENCED BY A PHYSICAL CERTIFICATE.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS AN INTEREST IN A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), AND CERTAIN OTHER ASSETS.

Certificate No.                        :

Cut-off Date                           :   January 1, 2006

First Distribution Date                :   February 27, 2006

Initial Certificate Balance of
this Certificate
("Denomination")                       :

Initial Certificate Balances of
all Certificates of this Class         : _____________________   _______________

CUSIP
ISIN

                         GS MORTGAGE SECURITIES CORP.

                         GSAA Home Equity Trust 2006-1
                   Asset-Backed Certificates, Series 2006-1
                 [Class A-1][Class A-2][Class A-3][Class A-4]
            [Class M-1][Class M-2][Class M-3][Class M-4][Class M-5]
                       [Class B-1][Class B-2][Class B-3]

                  evidencing a percentage interest in the distributions allocable to the Certificates of the above-referenced Class.

                  Principal in respect of this Certificate is distributable monthly as set forth herein. Accordingly, the Certificate Balance at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the Securities Administrator or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

                  This certifies that CEDE & CO. is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the denomination of this Certificate by the aggregate of the denominations of all Certificates of the Class to which this Certificate belongs) in certain monthly distributions pursuant to a Master Servicing and Trust Agreement dated as of the Cut-off Date specified above (the "Agreement") among GS Mortgage Securities Corp., as depositor (the "Depositor"), U.S. Bank National Association, as trustee (the "Trustee"), JPMorgan Chase Bank, National Association, as Master Servicer (in such capacity, the "Master Servicer") and Securities Administrator (in such capacity, the "Securities Administrator"), Deutsche Bank National Trust Company, as a custodian and JPMorgan Chase Bank, National Association, as a custodian. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

                  Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

                  This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                     * * *

                  IN WITNESS WHEREOF, the Securities Administrator has caused this Certificate to be duly executed.

Dated:

                                    JPMORGAN CHASE BANK, NATIONAL
                                    ASSOCIATION,
                                         not in its individual capacity, but
                                         solely as Securities Administrator



                                    By:
                                       -----------------------------------------


Authenticated:



By:
   -----------------------------------------
     Authorized Signatory of
     JPMORGAN CHASE BANK, NATIONAL ASSOCIATION,
     not in its individual capacity,
     but solely as Securities Administrator

                         GS MORTGAGE SECURITIES CORP.
                         GSAA Home Equity Trust 2006-1
                           Asset-Backed Certificates

                  This Certificate is one of a duly authorized issue of Certificates designated as GSAA Home Equity Trust 2006-1 Asset-Backed Certificates, of the Series specified on the face hereof (herein collectively called the "Certificates"), and representing a beneficial ownership interest in the Trust Fund created by the Agreement.

                  The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Distribution Account for payment hereunder and that the Trustee is not liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

                  This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Trustee and the other parties to the Agreement.

                  Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified on the face hereof, to the Person in whose name this Certificate is registered at the close of business on the applicable Record Date in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of Certificates of the Class to which this Certificate belongs on such Distribution Date pursuant to the Agreement. The Record Date for each Distribution Date is the last Business Day of the applicable Interest Accrual Period for the related Distribution Date; provided, however, that for any Definitive Certificates, the Record Date shall be the last Business Day of the month immediately preceding the month of such Distribution Date.

                  Distributions on this Certificate shall be made by wire transfer of immediately available funds to the account of the Holder hereof at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Securities Administrator in writing at least five Business Days prior to the related Record Date and such Certificateholder shall satisfy the conditions to receive such form of payment set forth in the Agreement, or, if not, by check mailed by first class mail to the address of such Certificateholder appearing in the Certificate Register. The final distribution on each Certificate will be made in like manner, but only upon presentment and surrender of such Certificate at the office designated by the Securities Administrator for such purposes, or such other location specified in the notice to Certificateholders of such final distribution.

                  The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Trustee and the other parties to the Agreement with the consent of the Holders of Certificates affected by such amendment evidencing the requisite Percentage Interest, as provided in the Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

                  As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Securities Administrator upon surrender of this Certificate for registration of transfer at the office designated by the Securities Administrator for such purposes, accompanied by a written instrument of transfer in form satisfactory to the Securities Administrator duly executed by the holder hereof or such holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest in the Trust Fund will be issued to the designated transferee or transferees.

                  The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

                  No service charge will be made for any such registration of transfer or exchange, but the Securities Administrator may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                  The Trustee, the Depositor and the Securities Administrator and any agent of the Trustee, the Depositor or the Securities Administrator may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Trustee, the Securities Administrator, nor any such agent shall be affected by any notice to the contrary.

                  On any Distribution Date on which the aggregate Stated Principal Balance of the Mortgage Loans is less than or equal to 10% of the Cut-off Date Pool Principal Balance, the Person specified in Section 11.01 of the Agreement will have the option to purchase, in whole, from the Trust Fund all remaining Mortgage Loans and all property acquired in respect of the Mortgage Loans at a purchase price determined and in the manner as provided in the Agreement. The obligations and responsibilities created by the Agreement will terminate as provided in Section 11.01 of the Agreement.

                  Any term used herein that is defined in the Agreement shall have the meaning assigned in the Agreement, and nothing herein shall be deemed inconsistent with that meaning.

                                  ASSIGNMENT
                                  ----------


     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _____________________________________________________________
______________________________________________________________________________
______________________________________________________________________________
______________________________________________________________________________
______________________________________________________________________________
(Please print or typewrite name and address including postal zip code of assignee)

the Percentage Interest evidenced by the within Certificate and hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust Fund.

     I (We) further direct the Trustee to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

______________________________________________________________________________.

Dated:



                                         _____________________________________
                                         Signature by or on behalf of assignor

                           DISTRIBUTION INSTRUCTIONS
                           -------------------------


     The assignee should include the following for purposes of distribution:

     Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _______________________________________________,
_____________________________________________________________________________,
for the account of __________________________________________________________,
account number __________, or, if mailed by check, to ________________________.
Applicable statements should be mailed to ____________________________________,
______________________________________________________________________________.

     This information is provided by ________________________________________, the assignee named above, or ________________________________________________, as its agent.

                                   EXHIBIT B


                          FORM OF CLASS P CERTIFICATE

NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE PROPOSED TRANSFEROR DELIVERS TO THE SECURITIES ADMINISTRATOR A TRANSFEROR CERTIFICATE (THE "TRANSFEROR CERTIFICATE") IN THE FORM OF EXHIBIT H TO THE AGREEMENT REFERRED TO HEREIN AND EITHER (I) THE SECURITIES ADMINISTRATOR RECEIVES A RULE 144A LETTER IN THE FORM OF EXHIBIT I TO THE AGREEMENT REFERRED TO HEREIN OR (II) THE TRUSTEE RECEIVES AN OPINION OF COUNSEL, DELIVERED AT THE EXPENSE OF THE TRANSFEROR, THAT SUCH TRANSFER MAY BE MADE WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE TRANSFEREE DELIVERS TO THE SECURITIES ADMINISTRATOR EITHER A REPRESENTATION LETTER TO THE EFFECT THAT SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR A PLAN SUBJECT TO SECTION 4975 OF THE CODE, OR A PLAN SUBJECT TO APPLICABLE FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW") MATERIALLY SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE OR A PERSON INVESTING ON BEHALF OF OR WITH PLAN ASSETS OF SUCH A PLAN, OR IF THE TRANSFEREE IS AN INSURANCE COMPANY AND THE CERTIFICATE HAS BEEN THE SUBJECT OF AN ERISA-QUALIFYING UNDERWRITING, A REPRESENTATION LETTER THAT IT IS USING THE ASSETS OF ITS GENERAL ACCOUNT AND THAT THE PURCHASE AND HOLDING OF THIS CERTIFICATE SATISFY THE REQUIREMENTS FOR EXEMPTIVE RELIEF UNDER SECTIONS I AND III OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60, OR AN OPINION OF COUNSEL SATISFACTORY TO THE TRUSTEE, THE SECURITIES ADMINISTRATOR AND THE DEPOSITOR, TO THE EFFECT THAT THE PURCHASE AND HOLDING OF THIS CERTIFICATE WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION WITHIN THE MEANING OF ERISA, SECTION 4975 OF THE CODE OR ANY SIMILAR LAW AND WILL NOT SUBJECT THE TRUSTEE, THE MASTER SERVICER, THE DEPOSITOR OR THE SECURITIES ADMINISTRATOR TO ANY OBLIGATION IN ADDITION TO THOSE EXPRESSLY UNDERTAKEN IN THIS AGREEMENT OR TO ANY LIABILITY. NOTWITHSTANDING ANYTHING ELSE TO THE CONTRARY HEREIN, ANY PURPORTED TRANSFER OF THIS CERTIFICATE TO OR ON BEHALF OF AN EMPLOYEE BENEFIT PLAN SUBJECT TO TITLE I OF ERISA, SECTION 4975 OF THE CODE OR SIMILAR LAW WITHOUT THE REPRESENTATION LETTER OR OPINION OF COUNSEL SATISFACTORY TO THE SECURITIES ADMINISTRATOR AS DESCRIBED ABOVE SHALL BE VOID AND OF NO EFFECT.

Certificate No.                       :             1
Cut-off Date                          :             January 1, 2006
First Distribution Date               :             February 27, 2006
Percentage Interest of this
Certificate
("Denomination")                      :             [_____]%
CUSIP                                 :
ISIN                                  :

                         GS MORTGAGE SECURITIES CORP.

                         GSAA Home Equity Trust 2006-1
                   Asset-Backed Certificates, Series 2006-1

                                    Class P

                  evidencing a percentage interest in the distributions allocable to the Certificates of the above referenced Class.

                  Distributions in respect of this Certificate are distributable monthly as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the Securities Administrator or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

                  This certifies that [_______________________] is the
registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the denomination of this Certificate by the aggregate of the denominations of all Certificates of the Class to which this Certificate belongs) in certain monthly distributions pursuant to a Master Servicing and Trust Agreement dated as of the Cut-off Date specified above (the "Agreement") among GS Mortgage Securities Corp., as depositor (the "Depositor"), U.S. Bank National Association, as trustee (the "Trustee"), JPMorgan Chase Bank, National Association, as Master Servicer (in such capacity, the "Master Servicer") and Securities Administrator (in such capacity, the "Securities Administrator"), Deutsche Bank National Trust Company, as a custodian and JPMorgan Chase Bank, National Association, as a custodian. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

                  This Certificate does not have a Pass-Through Rate and will be entitled to distributions only to the extent set forth in the Agreement. In addition, any distribution of the proceeds of any remaining assets of the Trust will be made only upon presentment and surrender of this Certificate at the office designated by the Securities Administrator for such purposes or the office or agency maintained by the Securities Administrator.

                  No transfer of a Certificate of this Class shall be made unless such disposition is exempt from the registration requirements of the Securities Act of 1933, as amended (the "1933 Act"), and any applicable state securities laws or is made in accordance with the 1933 Act and such laws. In the event of any such transfer, the Securities Administrator shall require the transferor to execute a transferor certificate (in substantially the form attached to the Agreement) and deliver either (i) a Rule 144A Letter, (in substantially the form attached to the Agreement), or (ii) a written Opinion of Counsel to the Securities Administrator that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act or is being made pursuant to the 1933 Act, which Opinion of Counsel shall be an expense of the transferor. No transfer of a Certificate of this Class shall be made unless the

Securities Administrator shall have received either (i) a representation letter from the transferee of such Certificate, acceptable to and in form and substance satisfactory to the Securities Administrator, to the effect that such transferee is not an employee benefit plan subject to Section 406 of ERISA or Section 4975 of the Code or any materially similar provisions of applicable federal, state or local law ("Similar Law") or a person acting on behalf of or investing plan assets of any such plan, which representation letter shall not be an expense of the Securities Administrator, or (ii) if the transferee is an insurance company and the certificate has been the subject of an ERISA-Qualifying Underwriting, a representation letter that it is purchasing such Certificates with the assets of its general account and that the purchase and holding of such Certificates satisfy the requirements for exemptive relief under Sections I and III of PTCE 95-60, or (iii) in the case of a Certificate presented for registration in the name of an employee benefit plan subject to ERISA, or a plan or arrangement subject to Section 4975 of the Code (or comparable provisions of any subsequent enactments) or a plan subject to Similar Law, or a trustee of any such plan or any other person acting on behalf of any such plan or arrangement or using such plan's or arrangement's assets, an Opinion of Counsel satisfactory to the Securities Administrator, which Opinion of Counsel shall not be an expense of the Securities Administrator, the Depositor, the Trustee or the Trust Fund, addressed to the Securities Administrator, the Trustee and the Depositor to the effect that the purchase and holding of such Certificate will not constitute or result in a non-exempt prohibited transaction within the meaning of ERISA, Section 4975 of the Code or any Similar Law and will not subject the Trustee to any obligation in addition to those expressly undertaken in this Agreement or to any liability.

                  Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

                  This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                     * * *

                  IN WITNESS WHEREOF, the Securities Administrator has caused this Certificate to be duly executed.

Dated:
                                   JPMORGAN CHASE BANK, NATIONAL ASSOCIATION,
                                        not in its individual capacity,
                                        but solely as Securities Administrator



                                   By:
                                      -----------------------------------------


Authenticated:



By:
   -----------------------------------------
     Authorized Signatory of
     JPMORGAN CHASE BANK, NATIONAL ASSOCIATION,
     not in its individual capacity,
     but solely as Securities Administrator

                         GS MORTGAGE SECURITIES CORP.
                         GSAA Home Equity Trust 2006-1
                           Asset-Backed Certificates

                  This Certificate is one of a duly authorized issue of Certificates designated as GSAA Home Equity Trust 2006-1 Asset-Backed Certificates, of the Series specified on the face hereof (herein collectively called the "Certificates"), and representing a beneficial ownership interest in the Trust Fund created by the Agreement.

                  The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Distribution Account for payment hereunder and that the Trustee is not liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

                  This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Trustee and the other parties to the Agreement.

                  Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified on the face hereof, to the Person in whose name this Certificate is registered at the close of business on the applicable Record Date in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of Certificates of the Class to which this Certificate belongs on such Distribution Date pursuant to the Agreement. The Record Date for each Distribution Date is the last Business Day of the month immediately preceding the month in which such Distribution Date occurs.

                  Distributions on this Certificate shall be made by wire transfer of immediately available funds to the account of the Holder hereof at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Securities Administrator in writing at least five Business Days prior to the related Record Date and such Certificateholder shall satisfy the conditions to receive such form of payment set forth in the Agreement, or, if not, by check mailed by first class mail to the address of such Certificateholder appearing in the Certificate Register. The final distribution on each Certificate will be made in like manner, but only upon presentment and surrender of such Certificate at the office designated by the Securities Administrator for such purposes or such other location specified in the notice to Certificateholders of such final distribution.

                  The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Trustee and the rights of the Certificateholders under the Agreement at any time by the Trustee and the other parties to the Agreement with the consent of the Holders of Certificates affected by such amendment evidencing the requisite Percentage Interest, as provided in the Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future

Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

                  As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Securities Administrator upon surrender of this Certificate for registration of transfer at the office designated by the Securities Administrator for such purposes, accompanied by a written instrument of transfer in form satisfactory to the Securities Administrator duly executed by the holder hereof or such holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest in the Trust Fund will be issued to the designated transferee or transferees.

                  The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

                  No service charge will be made for any such registration of transfer or exchange, but the Securities Administrator may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                  The Trustee, the Depositor and the Securities Administrator and any agent of the Trustee, the Depositor or the Securities Administrator may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Trustee, the Depositor, the Securities Administrator, nor any such agent shall be affected by any notice to the contrary.

                  On any Distribution Date on which the aggregate Stated Principal Balance of the Mortgage Loans is less than or equal to 10% of the Cut-off Date Principal Balance, the Person specified in Section 11.01 of the Agreement will have the option to repurchase, in whole, from the Trust Fund all remaining Mortgage Loans and all property acquired in respect of the Mortgage Loans at a purchase price determined and in the manner as provided in the Agreement. The obligations and responsibilities created by the Agreement will terminate as provided in Section 11.01 of the Agreement.

                  Any term used herein that is defined in the Agreement shall have the meaning assigned in the Agreement, and nothing herein shall be deemed inconsistent with that meaning.

                                  ASSIGNMENT
                                  ----------


     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _____________________________________________________________
______________________________________________________________________________
______________________________________________________________________________
______________________________________________________________________________
______________________________________________________________________________
(Please print or typewrite name and address including postal zip code of assignee)

the Percentage Interest evidenced by the within Certificate and hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust Fund.

     I (We) further direct the Trustee to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

______________________________________________________________________________.

Dated:



                                         _____________________________________
                                         Signature by or on behalf of assignor

                           DISTRIBUTION INSTRUCTIONS


     The assignee should include the following for purposes of distribution:

     Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _______________________________________________,
_____________________________________________________________________________,
for the account of __________________________________________________________,
account number __________, or, if mailed by check, to ________________________,
Applicable statements should be mailed to ____________________________________,
______________________________________________________________________________.

     This information is provided by ________________________________________, the assignee named above, or _____________________________, as its agent.

                                   EXHIBIT C


                  FORM OF CLASS R-1 AND CLASS R-2 CERTIFICATE

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE PROPOSED TRANSFEREE DELIVERS TO THE SECURITIES ADMINISTRATOR A TRANSFER AFFIDAVIT IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN.

NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE TRANSFEREE DELIVERS TO THE SECURITIES ADMINISTRATOR A REPRESENTATION LETTER TO THE EFFECT THAT SUCH TRANSFEREE IS AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR A PLAN SUBJECT TO SECTION 4975 OF THE CODE OR A PLAN SUBJECT TO MATERIALLY SIMILAR PROVISIONS OF APPLICABLE FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW") OR A PERSON INVESTING ON BEHALF OF OR WITH PLAN ASSETS OF SUCH A PLAN, OR AN OPINION OF COUNSEL AS DESCRIBED IN THE AGREEMENT. IN THE EVENT THAT SUCH REPRESENTATION IS VIOLATED, OR ANY ATTEMPT IS MADE TO TRANSFER TO A PLAN OR ARRANGEMENT SUBJECT TO SECTION 406 OF ERISA, A PLAN SUBJECT TO SECTION 4975 OF THE CODE OR A PLAN SUBJECT TO SIMILAR LAW, OR A PERSON ACTING ON BEHALF OF ANY SUCH PLAN OR ARRANGEMENT OR USING THE ASSETS OF ANY SUCH PLAN OR ARRANGEMENT WITHOUT AN OPINION OF COUNSEL AS DESCRIBED IN THE AGREEMENT, SUCH ATTEMPTED TRANSFER OR ACQUISITION SHALL BE VOID AND OF NO EFFECT.


Certificate No.                             :         [R-1][R-2]

Cut-off Date                                :         January 1, 2006

First Distribution Date                     :         February 27, 2006
Initial Certificate Balance of this
Certificate ("Denomination")                :         $100
              ------------
Initial Certificate Balance of all
Certificates of this Class:                 :         $100

CUSIP                                       :

ISIN                                        :

                         GS MORTGAGE SECURITIES CORP.

                         GSAA Home Equity Trust 2006-1
                   Asset-Backed Certificates, Series 2006-1

                               Class [R-1] [R-2]

         evidencing a percentage interest in the distributions allocable to the Certificates of the above-referenced Class.

         Principal in respect of this Certificate is distributable monthly as set forth herein. Accordingly, the Certificate Balance at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the Securities Administrator or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

         This certifies that [____________] is the registered owner of the Percentage Interest specified above of any monthly distributions due to the Class [R-1][R-2] Certificates pursuant to a Master Servicing and Trust Agreement dated as of the Cut-off Date specified above (the "Agreement") among GS Mortgage Securities Corp., as depositor (the "Depositor"), U.S. Bank National Association, as trustee (the "Trustee"), JPMorgan Chase Bank, National Association, as Master Servicer (in such capacity, the "Master Servicer") and Securities Administrator (in such capacity, the "Securities Administrator"), Deutsche Bank National Trust Company, as a custodian and JPMorgan Chase Bank, National Association, as a custodian. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         Any distribution of the proceeds of any remaining assets of the Trust Fund will be made only upon presentment and surrender of this Class [R-1][R-2] Certificate at the office designated by the Securities Administrator for such purposes.

         No transfer of a Class [R-1][R-2] Certificate shall be made unless the Securities Administrator shall have received a representation letter from the transferee of such Certificate, acceptable to and in form and substance satisfactory to the Securities Administrator, to the effect that such transferee is not an employee benefit plan or arrangement subject to Section 406 of ERISA, a plan or arrangement subject to Section 4975 of the Code or a plan subject to Similar Law, or a person acting on behalf of any such plan or arrangement or using the assets of any such plan or arrangement to effect such transfer, which representation letter shall not be an expense of the Securities Administrator or the Trust Fund, or, alternatively, an opinion of counsel as described in the Agreement. In the event that such representation is violated, or any attempt is made to transfer to a plan or arrangement subject to Section 406 of ERISA or a plan subject to Section 4975 of the Code or a plan subject to Similar Law, or a person acting on behalf of any such plan or arrangement or using the assets of any such plan or arrangement, without an opinion of counsel as described in the Agreement, such attempted transfer or acquisition shall be void and of no effect.

         Each Holder of this Class [R-1] [R-2] Certificate shall be deemed by the acceptance or acquisition an Ownership Interest in this Class [R-1] [R-2] Certificate to have agreed to be bound by the following provisions, and the rights of each Person acquiring any Ownership Interest in this Class [R-1] [R-2] Certificate are expressly subject to the following provisions: (i) each Person holding or acquiring any Ownership Interest in this Class [R-1] [R-2] Certificate shall be a Permitted Transferee and shall promptly notify the Securities Administrator of any change or impending change in its status as a Permitted Transferee, (ii) no Ownership Interest in this Class [R-1] [R-2] Certificate may be registered on the Closing Date or thereafter transferred, and the Securities Administrator shall not register the Transfer of this Certificate unless, in addition to the certificates required to be delivered to the Securities Administrator under Section 5.02(b) of the Agreement, the Securities Administrator shall have been furnished with a Transfer Affidavit of the initial owner or the proposed transferee in the form attached as Exhibit G to the Agreement, (iii) each Person holding or acquiring any Ownership Interest in this Class [R-1] [R-2] Certificate shall agree (A) to obtain a Transfer Affidavit from any other Person to whom such Person attempts to Transfer its Ownership Interest this Class [R-1] [R-2] Certificate, (B) to obtain a Transfer Affidavit from any Person for whom such Person is acting as nominee, trustee or agent in connection with any Transfer of this Class [R-1] [R-2] Certificate, (C) not to cause income with respect to the Class [R-1] [R-2] Certificate to be attributable to a foreign permanent establishment or fixed base, within the meaning of an applicable income tax treaty, of such Person or any other U.S. Person and (D) not to Transfer the Ownership Interest in this Class [R-1] [R-2] Certificate or to cause the Transfer of the Ownership Interest in this Class [R-1] [R-2] Certificate to any other Person if it has actual knowledge that such Person is not a Permitted Transferee and
(iv) any attempted or purported Transfer of the Ownership Interest in this Class [R-1] [R-2] Certificate in violation of the provisions herein shall be absolutely null and void and shall vest no rights in the purported Transferee.

                  Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

                  This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                  IN WITNESS WHEREOF, the Securities Administrator has caused this Certificate to be duly executed.

Dated:
                                    JPMORGAN CHASE BANK, NATIONAL
                                      ASSOCIATION, not in its individual
                                      capacity, but solely as Securities
                                      Administrator



                                    By:
                                       ---------------------------------------


Authenticated:



By:
   -----------------------------------------
     Authorized Signatory of
     JPMORGAN CHASE BANK, NATIONAL ASSOCIATION,
     not in its individual capacity,
     but solely as Securities Administrator

                         GS MORTGAGE SECURITIES CORP.
                         GSAA Home Equity Trust 2006-1
                           Asset-Backed Certificates

         This Certificate is one of a duly authorized issue of Certificates designated as GSAA Home Equity Trust 2006-1 Asset-Backed Certificates, of the Series specified on the face hereof (herein collectively called the "Certificates"), and representing a beneficial ownership interest in the Trust Fund created by the Agreement.

         The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Distribution Account for payment hereunder and that the Trustee is not liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

         This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Trustee and the other parties to the Agreement.

         Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified on the face hereof, to the Person in whose name this Certificate is registered at the close of business on the applicable Record Date in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of Certificates of the Class to which this Certificate belongs on such Distribution Date pursuant to the Agreement. The Record Date for each Distribution Date is the last Business Day of the month immediately preceding the month in which such Distribution Date occurs.

         Distributions on this Certificate shall be made by wire transfer of immediately available funds to the account of the Holder hereof at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Securities Administrator in writing at least five Business Days prior to the related Record Date and such Certificateholder shall satisfy the conditions to receive such form of payment set forth in the Agreement, or, if not, by check mailed by first class mail to the address of such Certificateholder appearing in the Certificate Register. The final distribution on each Certificate will be made in like manner, but only upon presentment and surrender of such Certificate at the office designated by the Securities Administrator for such purposes, or such other location specified in the notice to Certificateholders of such final distribution.

         The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Trustee and the other parties to the Agreement with the consent of the Holders of Certificates affected by such amendment evidencing the requisite Percentage Interest, as provided in the Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

         As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Securities Administrator upon surrender of this Certificate for registration of transfer at the office designated by the Securities Administrator for such purposes, accompanied by a written instrument of transfer in form satisfactory to the Securities Administrator duly executed by the holder hereof or such holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest in the Trust Fund will be issued to the designated transferee or transferees.

         The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

         No service charge will be made for any such registration of transfer or exchange, but the Securities Administrator may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         The Trustee, the Depositor, the Securities Administrator and any agent of the Trustee, the Depositor or the Securities Administrator may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Trustee or Securities Administrator, nor any such agent shall be affected by any notice to the contrary.

         On any Distribution Date on which the aggregate Stated Principal Balance of the Mortgage Loans is less than or equal to 10% of the Cut-off Date Pool Principal Balance, the Person specified in Section 11.01 of the Agreement will have the option to repurchase, in whole, from the Trust Fund all remaining Mortgage Loans and all property acquired in respect of the Mortgage Loans at a purchase price determined and in the manner as provided in the Agreement. The obligations and responsibilities created by the Agreement will terminate as provided in Section 11.01 of the Agreement.

         Any term used herein that is defined in the Agreement shall have the meaning assigned in the Agreement, and nothing herein shall be deemed inconsistent with that meaning.

                                  ASSIGNMENT
                                  ----------


     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _____________________________________________________________
______________________________________________________________________________
______________________________________________________________________________
______________________________________________________________________________
______________________________________________________________________________
(Please print or typewrite name and address including postal zip code of assignee)

the Percentage Interest evidenced by the within Certificate and hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust Fund.

     I (We) further direct the Trustee to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

______________________________________________________________________________.

Dated:



                                         _____________________________________
                                         Signature by or on behalf of assignor

                           DISTRIBUTION INSTRUCTIONS


     The assignee should include the following for purposes of distribution:

     Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _______________________________________________,
_____________________________________________________________________________,
for the account of __________________________________________________________,
account number __________, or, if mailed by check, to ________________________.
Applicable statements should be mailed to ____________________________________,
______________________________________________________________________________.

This information is provided by ______________________________________________, the assignee named above, or ________________________________________________, as its agent.

                                   EXHIBIT D

                          FORM OF CLASS X CERTIFICATE

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") AND CERTAIN OTHER ASSETS

NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE PROPOSED TRANSFEROR DELIVERS TO THE SECURITIES ADMINISTRATOR A TRANSFEROR CERTIFICATE (THE "TRANSFEROR CERTIFICATE") IN THE FORM OF EXHIBIT H TO THE AGREEMENT REFERRED TO HEREIN AND EITHER (I) THE SECURITIES ADMINISTRATOR RECEIVES A RULE 144A LETTER (THE "RULE 144A LETTER") IN THE FORM OF EXHIBIT I TO THE AGREEMENT REFERRED TO HEREIN OR (II) THE SECURITIES ADMINISTRATOR RECEIVES AN OPINION OF COUNSEL, DELIVERED AT THE EXPENSE OF THE TRANSFEROR, THAT SUCH TRANSFER MAY BE MADE WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE TRANSFEREE DELIVERS TO THE SECURITIES ADMINISTRATOR EITHER A REPRESENTATION LETTER TO THE EFFECT THAT SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR A PLAN SUBJECT TO SECTION 4975 OF THE CODE, OR A PLAN SUBJECT TO APPLICABLE FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW") MATERIALLY SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE OR A PERSON INVESTING ON BEHALF OF OR WITH PLAN ASSETS OF SUCH A PLAN, OR IF THE TRANSFEREE IS AN INSURANCE COMPANY AND THE CERTIFICATE HAS BEEN THE SUBJECT OF AN ERISA-QUALIFYING UNDERWRITING, A REPRESENTATION LETTER THAT IT IS USING THE ASSETS OF ITS GENERAL ACCOUNT AND THAT THE PURCHASE AND HOLDING OF THIS CERTIFICATE SATISFY THE REQUIREMENTS FOR EXEMPTIVE RELIEF UNDER SECTIONS I AND III OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60, OR AN OPINION OF COUNSEL SATISFACTORY TO THE TRUSTEE, THE SECURITIES ADMINISTRATOR AND THE DEPOSITOR, TO THE EFFECT THAT THE PURCHASE AND HOLDING OF THIS CERTIFICATE WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION WITHIN THE MEANING OF ERISA, SECTION 4975 OF THE CODE OR ANY SIMILAR LAW AND WILL NOT SUBJECT THE TRUSTEE, THE MASTER SERVICER, THE DEPOSITOR OR THE SECURITIES ADMINISTRATOR TO ANY OBLIGATION IN ADDITION TO THOSE EXPRESSLY UNDERTAKEN IN THIS AGREEMENT OR TO ANY LIABILITY. NOTWITHSTANDING ANYTHING ELSE TO THE CONTRARY HEREIN, ANY PURPORTED TRANSFER OF THIS CERTIFICATE TO OR ON BEHALF OF AN EMPLOYEE BENEFIT PLAN SUBJECT TO TITLE I OF ERISA,

SECTION 4975 OF THE CODE OR SIMILAR LAW WITHOUT THE REPRESENTATION LETTER OR OPINION OF COUNSEL SATISFACTORY TO THE SECURITIES ADMINISTRATOR AS DESCRIBED ABOVE SHALL BE VOID AND OF NO EFFECT.

          Certificate No.                            :         X-1

          Cut-off Date                               :         January 1, 2006

          First Distribution Date                    :         February 27, 2006

          Percentage Interest of this Certificate
          ("Denomination")                           :         100%

          CUSIP                                      :

          ISIN                                       :

                         GS MORTGAGE SECURITIES CORP.

                         GSAA Home Equity Trust 2006-1
                   Asset-Backed Certificates, Series 2006-1

                                    Class X

                  evidencing a percentage interest in the distributions allocable to the Certificates of the above-referenced Class.

                  Distributions in respect of this Certificate are distributable monthly as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor the Master Servicer, to Securities Administrator or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

                  This certifies that [_______________________] is the
registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the denomination of this Certificate by the aggregate of the denominations of all Certificates of the Class to which this Certificate belongs) in certain monthly distributions pursuant to a Master Servicing and Trust Agreement dated as of the Cut-off Date specified above (the "Agreement") among GS Mortgage Securities Corp., as depositor (the "Depositor"), U.S. Bank National Association, as trustee (the "Trustee"), JPMorgan Chase Bank, as Master Servicer (in such capacity, the "Master Servicer") and Securities Administrator (in such capacity, the "Securities Administrator"), Deutsche Bank National Trust Company, as a custodian and JPMorgan Chase Bank, National Association, as a custodian. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

                  This Certificate does not have a Pass-Through Rate and will be entitled to distributions only to the extent set forth in the Agreement. In addition, any distribution of the proceeds of any remaining assets of the Trust will be made only upon presentment and surrender of this Certificate at the office designated by the Securities Administrator for such purposes or the office or agency maintained by the Securities Administrator.

                  No transfer of a Certificate of this Class shall be made unless such disposition is exempt from the registration requirements of the Securities Act of 1933, as amended (the "1933 Act"), and any applicable state securities laws or is made in accordance with the 1933 Act and such laws. In the event of any such transfer, the Securities Administrator shall require the transferor to execute a transferor certificate (in substantially the form attached to the Agreement) and deliver either (i) a Rule 144A Letter (in substantially the form attached to the Agreement), or (ii) a written Opinion of Counsel to the Securities Administrator that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act or is being made pursuant to the 1933 Act, which Opinion of Counsel shall be an expense of the transferor. No transfer of a Certificate of this Class shall be made unless the

Securities Administrator shall have received either (i) a representation letter from the transferee of such Certificate, acceptable to and in form and substance satisfactory to the Securities Administrator, to the effect that such transferee is not an employee benefit plan subject to Section 406 of ERISA or Section 4975 of the Code or any materially similar provisions of applicable federal, state or local law ("Similar Law") or a person acting on behalf of or investing plan assets of any such plan, which representation letter shall not be an expense of the Securities Administrator, or (ii) if the transferee is an insurance company and the certificate has been the subject of an ERISA-Qualifying Underwriting, a representation letter that it is purchasing such Certificates with the assets of its general account and that the purchase and holding of such Certificates satisfy the requirements for exemptive relief under Sections I and III of PTCE 95-60, or (iii) in the case of a Certificate presented for registration in the name of an employee benefit plan subject to ERISA, or a plan or arrangement subject to Section 4975 of the Code (or comparable provisions of any subsequent enactments) or a plan subject to Similar Law, or a trustee of any such plan or any other person acting on behalf of any such plan or arrangement or using such plan's or arrangement's assets, an Opinion of Counsel satisfactory to the Securities Administrator, which Opinion of Counsel shall not be an expense of the Securities Administrator, the Depositor, the Trustee or the Trust Fund, addressed to the Securities Administrator, the Trustee and the Depositor to the effect that the purchase and holding of such Certificate will not constitute or result in a non-exempt prohibited transaction within the meaning of ERISA, Section 4975 of the Code or any Similar Law and will not subject the Trustee to any obligation in addition to those expressly undertaken in this Agreement or to any liability.

                  Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

                  This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                     * * *

                  IN WITNESS WHEREOF, the Securities Administrator has caused this Certificate to be duly executed.

Dated:

                                   JPMORGAN CHASE BANK, NATIONAL
                                   ASSOCIATION, not in its individual capacity,
                                        but solely as Securities Administrator



                                   By:
                                      ----------------------------------------

Authenticated:



By:
   -----------------------------------------
      Authorized Signatory of
      JPMORGAN CHASE BANK, NATIONAL ASSOCIATION,
      not in its individual capacity,
      but solely as Securities Administrator

                         GS MORTGAGE SECURITIES CORP.
                         GSAA Home Equity Trust 2006-1
                           Asset-Backed Certificates

                  This Certificate is one of a duly authorized issue of Certificates designated as GSAA Home Equity Trust 2006-1 Asset-Backed Certificates, of the Series specified on the face hereof (herein collectively called the "Certificates"), and representing a beneficial ownership interest in the Trust Fund created by the Agreement.

                  The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Distribution Account for payment hereunder and that the Trustee is not liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

                  This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Trustee and the other parties to the Agreement.

                  Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified on the face hereof, to the Person in whose name this Certificate is registered at the close of business on the applicable Record Date in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of Certificates of the Class to which this Certificate belongs on such Distribution Date pursuant to the Agreement. The Record Date for each Distribution Date is the last Business Day of the month immediately preceding the month of such Distribution Date.

                  Distributions on this Certificate shall be made by wire transfer of immediately available funds to the account of the Holder hereof at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Securities Administrator in writing at least five Business Days prior to the related Record Date and such Certificateholder shall satisfy the conditions to receive such form of payment set forth in the Agreement, or, if not, by check mailed by first class mail to the address of such Certificateholder appearing in the Certificate Register. The final distribution on each Certificate will be made in like manner, but only upon presentment and surrender of such Certificate at the office designated by the Securities Administrator for such purposes or such other location specified in the notice to Certificateholders of such final distribution.

                  The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Trustee and the rights of the Certificateholders under the Agreement at any time by the Trustee and the other parties to the Agreement with the consent of the Holders of Certificates affected by such amendment evidencing the requisite Percentage Interest, as provided in the Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

                  As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Securities Administrator upon surrender of this Certificate for registration of transfer at the office designated by the Securities Administrator for such purposes, accompanied by a written instrument of transfer in form satisfactory to the Securities Administrator duly executed by the holder hereof or such holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest in the Trust Fund will be issued to the designated transferee or transferees.

                  The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

                  No service charge will be made for any such registration of transfer or exchange, but the Securities Administrator may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                  The Trustee, the Depositor and the Securities Administrator and any agent of the Trustee, the Depositor or the Securities Administrator may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Trustee, the Depositor, the Securities Administrator, nor any such agent shall be affected by any notice to the contrary.

                  On any Distribution Date on which the aggregate Stated Principal Balance of the Mortgage Loans is less than or equal to 10% of the Cut-off Date Principal Balance, the Person specified in Section 11.01 of the Agreement will have the option to repurchase, in whole, from the Trust Fund all remaining Mortgage Loans and all property acquired in respect of the Mortgage Loans at a purchase price determined and in the manner as provided in the Agreement. The obligations and responsibilities created by the Agreement will terminate as provided in Section 11.01 of the Agreement.

                  Any term used herein that is defined in the Agreement shall have the meaning assigned in the Agreement, and nothing herein shall be deemed inconsistent with that meaning.

                                  ASSIGNMENT
                                  ----------


     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _____________________________________________________________
______________________________________________________________________________
______________________________________________________________________________
______________________________________________________________________________
______________________________________________________________________________
(Please print or typewrite name and address including postal zip code of assignee)

the Percentage Interest evidenced by the within Certificate and hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust Fund.

     I (We) further direct the Trustee to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

______________________________________________________________________________.



Dated:                                   _____________________________________
                                         Signature by or on behalf of assignor

                           DISTRIBUTION INSTRUCTIONS


     Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _______________________________________________,
_____________________________________________________________________________,
for the account of __________________________________________________________,
account number __________, or, if mailed by check, to ________________________.
Applicable statements should be mailed to ____________________________________,
______________________________________________________________________________.

     This information is provided by ________________________________________, the assignee named above, or ________________________________________________, as its agent.

                                   EXHIBIT E

                  FORM OF INITIAL CERTIFICATION OF CUSTODIAN

                                    [date]

[Depositor]

[Trustee]

_____________________

_____________________

         Re: Master Servicing and Trust Agreement, dated as of January 1, 2006, among GS Mortgage Securities Corp., as depositor, U.S. Bank National Association, as trustee, JPMorgan Chase Bank, National Association, as Master Servicer and Securities Administrator, Deutsche Bank National Trust Company, as a custodian and JPMorgan Chase Bank, National Association, as a custodian

Ladies and Gentlemen:

                  In accordance with Section 2.02 of the above-captioned Master Servicing and Trust Agreement (the "Trust Agreement"), the undersigned, as Custodian, for each Mortgage Loan listed in the Mortgage Loan Schedule for which the undersigned is specified as the Custodian (other than any Mortgage Loan listed in the attached exception report), it has received:

                  (i) the original Mortgage Note, endorsed as provided in the following form: "Pay to the order of ________, without recourse"; and

                  (ii) except with respect to a MERS Loan, a duly executed assignment of the Mortgage (which may be included in a blanket assignment or assignments).

                  Based on its review and examination and only as to the foregoing documents, such documents appear regular on their face and related to such Mortgage Loan.

                  The Custodian has made no independent examination of any documents contained in each Mortgage File beyond the review specifically required in the Trust Agreement. The Custodian makes no representations as to:
(i) the validity, legality, sufficiency, enforceability, recordability or genuineness of any of the documents contained in each Mortgage File of any of the Mortgage Loans identified on the Mortgage Loan Schedule, or (ii) the collectability, insurability, effectiveness or suitability of any such Mortgage Loan or the perfection or priority of any Mortgage. Notwithstanding anything herein to the contrary, the Custodian has made no determination and makes no representations as to whether (i) any endorsement is sufficient to transfer all right, title and interest of the party so endorsing, as noteholder or assignee thereof, in and to that Mortgage Note or (ii) any assignment is in recordable form or sufficient to effect the assignment of and transfer to the assignee thereof, under the Mortgage to which the assignment relates.

                  Capitalized words and phrases used herein shall have the respective meanings assigned to them in the Trust Agreement.

                                   [DEUTSCHE BANK NATIONAL TRUST
                                        COMPANY], [JPMORGAN CHASE BANK,
                                   NATIONAL ASSOCIATION], not in its individual capacity, but solely as Custodian



                                   By:_________________________________
                                   Name:_______________________________
                                   Title:________________________________

                                   EXHIBIT F

                        FORM OF DOCUMENT CERTIFICATION
                       AND EXCEPTION REPORT OF CUSTODIAN

                                    [date]

[Depositor]

[Servicer]

[Originator]

_____________________

_____________________

         Re: Master Servicing and Trust Agreement, dated as of January 1, 2006, among GS Mortgage Securities Corp., as depositor, U.S. Bank National Association, as trustee, JPMorgan Chase Bank, as Master Servicer and Securities Administrator, Deutsche Bank National Trust Company, as a custodian and JPMorgan Chase Bank, National Association, as a custodian

Ladies and Gentlemen:

                  In accordance with Section 2.02 of the above-captioned Master Servicing and Trust Agreement (the "Trust Agreement"), the undersigned, as Custodian, hereby certifies, subject to any exceptions listed on the exception report attached hereto, that as to each Mortgage Loan listed in the Mortgage Loan Schedule for which the undersigned is specified as the Custodian (other than any Mortgage Loan paid in full or listed on the attached exception report) it has received:

                  (a) the original Mortgage Note, endorsed without recourse in blank by the last endorsee, including all intervening endorsements showing a complete chain of endorsement from the originator to the last endorsee;

                  (b) the original Assignment of Mortgage in blank, unless the Mortgage Loan is a MERS Loan;

                  (c) personal endorsement and/or guaranty agreements executed in connection with all non individual Mortgage Loans (corporations, partnerships, trusts, estates, etc. (if any);

                  (d) the related original Mortgage and evidence of its recording or, in limited circumstances, a certified copy of the mortgage with evidence of recording with the standard Fannie Mae/FHLMC Condominium Rider or PUD Rider be attached if the mortgaged property is a condominium or is located in a PUD;

                  (e) except with respect to a MERS Loan, originals of any intervening Mortgage assignment or certified copies in either case evidencing recording; provided that the assignment may be in the form of a blanket assignment or assignments, a copy of which with evidence of recording shall be acceptable;

                  (f) originals of all assumption, modification, agreements or certified copies thereof, in either case with evidence of recording if required to maintain the lien of the mortgage or if otherwise required, or, if recordation is not required, an original or copy of the agreement;

                  (g) an original or copy of a title insurance policy, a certificate of title, or attorney's opinion of title and abstract of title;

                  (h) to the extent applicable, (1) an original power of attorney, or a certified copy thereof, in either case with evidence of recordation if the document to which such power of attorney relates is recorded, and (2) an original or copy of any surety agreement or guaranty agreement;

                  (i) for each Mortgage Loan with respect to which the Mortgagor's name as it appears on the note does not match the borrower's name on the mortgage loan schedule, one of the following: the original of the assumption agreement, or a certified copy thereof, in either case with evidence of recording thereon if required to maintain the lien of the mortgage or if otherwise required, or, if recordation is not so required, an original or copy of such assumption agreement;

                  (j) a security agreement, chattel mortgage or equivalent document executed in connection with the mortgage, if any.

                  Based on its review and examination and only as to the foregoing documents, (a) such documents appear regular on their face and related to such Mortgage Loan, and (b) the information set forth in items 2, 8, 33 and 34 of the Mortgage Loan Schedule accurately reflects information set forth in the Custodial File.

                  The Custodian has made no independent examination of any documents contained in each Mortgage File beyond the review of the Custodial File specifically required in the Trust Agreement. The Custodian makes no representations as to: (i) the validity, legality, sufficiency, enforceability or genuineness of any of the documents contained in each Mortgage File of any of the Mortgage Loans identified on the Mortgage Loan Schedule, or (ii) the collectability, insurability, effectiveness or suitability of any such Mortgage Loan or the perfection or priority of any Mortgage. Notwithstanding anything herein to the contrary, the Custodian has made no determination and makes no representations as to whether (i) any endorsement is sufficient to transfer all right, title and interest of the party so endorsing, as noteholder or assignee thereof, in and to that Mortgage Note or (ii) any assignment is in recordable form or sufficient to effect the assignment of and transfer to the assignee thereof, under the Mortgage to which the assignment relates.

                  Capitalized words and phrases used herein shall have the respective meanings assigned to them in the Trust Agreement.

                                    [DEUTSCHE BANK NATIONAL TRUST
                                         COMPANY], [JPMORGAN CHASE BANK,
                                    NATIONAL ASSOCIATION] not in its individual capacity, but solely as Custodian



                                    By:___________________________________
                                    Name:_________________________________
                                    Title:________________________________

                                   EXHIBIT G

                      FORM OF RESIDUAL TRANSFER AFFIDAVIT


                        GSAA Home Equity Trust 2006-1,
                   Asset-Backed Certificates, Series 2006-1

STATE OF          )
                  ) ss.:
COUNTY OF         )

                  The undersigned, being first duly sworn, deposes and says as follows:

                  1. The undersigned is an officer of ___________________, the proposed Transferee of an Ownership Interest in a Class [R-1][R-2] Certificate (the "Certificate") issued pursuant to the Master Servicing and Trust Agreement (the "Agreement"), among GS Mortgage Securities Corp., as depositor (the "Depositor"), U.S. Bank National Association, as trustee (the "Trustee"), JPMorgan Chase Bank, as Master Servicer (in such capacity, the "Master Servicer") and Securities Administrator (in such capacity, the "Securities Administrator"), Deutsche Bank National Trust Company, as a custodian and JPMorgan Chase Bank, National Association, as a custodian. Capitalized terms used, but not defined herein, shall have the meanings ascribed to such terms in the Agreement. The Transferee has authorized the undersigned to make this affidavit on behalf of the Transferee for the benefit of the Depositor, the Securities Administrator and the Trustee.

                  2. The Transferee is, as of the date hereof, and will be, as of the date of the Transfer, a Permitted Transferee. The Transferee is acquiring its Ownership Interest in the Certificate for its own account. The Transferee has no knowledge that any such affidavit is false.

                  3. The Transferee has been advised of, and understands that
(i) a tax will be imposed on Transfers of the Certificate to Persons that are not Permitted Transferees; (ii) such tax will be imposed on the transferor, or, if such Transfer is through an agent (which includes a broker, nominee or middleman) for a Person that is not a Permitted Transferee, on the agent; and
(iii) the Person otherwise liable for the tax shall be relieved of liability for the tax if the subsequent Transferee furnished to such Person an affidavit that such subsequent Transferee is a Permitted Transferee and, at the time of Transfer, such Person does not have actual knowledge that the affidavit is false.

                  4. The Transferee has been advised of, and understands that a tax will be imposed on a "pass-through entity" holding the Certificate if at any time during the taxable year of the pass through entity a Person that is not a Permitted Transferee is the record holder of an interest in such entity. The Transferee understands that such tax will not be imposed for any period with respect to which the record holder furnishes to the pass through entity an affidavit that such record holder is a Permitted Transferee and the pass through entity does not have actual knowledge that such affidavit is false. (For this purpose, a "pass through entity" includes a regulated investment company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives and, except as may be provided in Treasury Regulations, persons holding interests in pass through entities as a nominee for another Person.)

                  5. The Transferee has reviewed the provisions of Section 5.02(c) of the Agreement and understands the legal consequences of the acquisition of an Ownership Interest in the Certificate including, without limitation, the restrictions on subsequent Transfers and the provisions regarding voiding the Transfer and mandatory sales. The Transferee expressly agrees to be bound by and to abide by the provisions of Section 5.02(c) of the Agreement and the restrictions noted on the face of the Certificate. The Transferee understands and agrees that any breach of any of the representations included herein shall render the Transfer to the Transferee contemplated hereby null and void.

                  6. The Transferee agrees to require a Transfer Affidavit from any Person to whom the Transferee attempts to Transfer its Ownership Interest in the Certificate, and in connection with any Transfer by a Person for whom the Transferee is acting as nominee, trustee or agent, and the Transferee will not Transfer its Ownership Interest or cause any Ownership Interest to be Transferred to any Person that the Transferee knows is not a Permitted Transferee. In connection with any such Transfer by the Transferee, the Transferee agrees to deliver to the Securities Administrator a certificate substantially in the form set forth as Exhibit H to the Agreement (a "Transferor Certificate") to the effect that such Transferee has no actual knowledge that the Person to which the Transfer is to be made is not a Permitted Transferee.

                  7. The Transferee has historically paid its debts as they have come due, intends to pay its debts as they come due in the future, and understands that the taxes payable with respect to the Certificate may exceed the cash flow with respect thereto in some or all periods and intends to pay such taxes as they become due. The Transferee does not have the intention to impede the assessment or collection of any tax legally required to be paid with respect to the Certificate.

                  8. The Transferee's taxpayer identification number is
__________.

                  9. The Transferee is a U.S. Person as defined in Code
Section 7701(a)(30).

                  10. The Transferee is aware that the Certificate may be a "noneconomic residual interest" within the meaning of proposed Treasury regulations promulgated pursuant to the Code and that the transferor of a noneconomic residual interest will remain liable for any taxes due with respect to the income on such residual interest, unless no significant purpose of the transfer was to impede the assessment or collection of tax.

                  11. The Transferee will not cause income from the Certificate to be attributable to a foreign permanent establishment or fixed base, within the meaning of an applicable income tax treaty, of the Transferee or any other U.S. person.

                  12. Check one of the following:

                  |_| The present value of the anticipated tax liabilities associated with holding the Certificate, as applicable, does not exceed the sum of:

                  (i) the present value of any consideration given to the Transferee to acquire such Certificate;

                  (ii) the present value of the expected future distributions on such Certificate; and

                  (iii) the present value of the anticipated tax savings associated with holding such Certificate as the related REMIC generates losses.

                  For purposes of this calculation, (i) the Transferee is assumed to pay tax at the highest rate currently specified in Section 11(b) of the Code (but the tax rate in Section 55(b)(1)(B) of the Code may be used in lieu of the highest rate specified in Section 11(b) of the Code if the Transferee has been subject to the alternative minimum tax under Section 55 of the Code in the preceding two years and will compute its taxable income in the current taxable year using the alternative minimum tax rate) and (ii) present values are computed using a discount rate equal to the short-term Federal rate prescribed by Section 1274(d) of the Code for the month of the transfer and the compounding period used by the Transferee.

                  |_| The transfer of the Certificate complies with U.S. Treasury Regulations Sections 1.860E-1(c)(5) and (6) and, accordingly,

                  (i) the Transferee is an "eligible corporation," as defined in U.S. Treasury Regulations Section 1.860E-1(c)(6)(i), as to which income from the Certificate will only be taxed in the United States;

                  (ii) at the time of the transfer, and at the close of the Transferee's two fiscal years preceding the year of the transfer, the Transferee had gross assets for financial reporting purposes (excluding any obligation of a person related to the Transferee within the meaning of U.S. Treasury Regulations Section 1.860E-1(c)(6)(ii)) in excess of $100 million and net assets in excess of $10 million;

                  (iii) the Transferee will transfer the Certificate only to another "eligible corporation," as defined in U.S. Treasury Regulations
Section 1.860E-1(c)(6)(i), in a transaction that satisfies the requirements of Sections 1.860E-1(c)(4)(i), (ii) and (iii) and Section 1.860E-1(c)(5) of the U.S. Treasury Regulations; and

                  (iv) the Transferee determined the consideration paid to it to acquire the Certificate based on reasonable market assumptions (including, but not limited to, borrowing and investment rates, prepayment and loss assumptions, expense and reinvestment assumptions, tax rates and other factors specific to the Transferee) that it has determined in good faith.

                  |_| None of the above.

                  13. The Transferee is not an employee benefit plan that is subject to Title I of ERISA or a plan that is subject to Section 4975 of the Code or a plan subject to any federal, state or local law that is substantially similar to Title I of ERISA or Section 4975 of the Code, and the Transferee is not acting on behalf of or investing plan assets of such a plan.

                  IN WITNESS WHEREOF, the Transferee has caused this instrument to be executed on its behalf, pursuant to authority of its Board of Directors, by its duly authorized officer and its corporate seal to be hereunto affixed, duly attested, this ____ day of _______, 20__.


                                   _______________________________
                                   Print Name of Transferee



                                   By:______________________________
                                      Name:
                                      Title:

[Corporate Seal]

ATTEST:



_______________________________
[Assistant] Secretary

                  Personally appeared before me the above-named __________, known or proved to me to be the same person who executed the foregoing instrument and to be the ___________ of the Transferee, and acknowledged that he executed the same as his free act and deed and the free act and deed of the Transferee.

                  Subscribed and sworn before me this ____ day of _______, 20__.


                                    _____________________________
                                            NOTARY PUBLIC


                                   My Commission expires the __ day
                                   of _________, 20__

                                   EXHIBIT H

                        FORM OF TRANSFEROR CERTIFICATE

                                                              __________, 20__

GS Mortgage Securities Corp.
85 Broad Street
New York, New York 10004
Attention:

JPMorgan Chase Bank, National Association
[Address]

                  Re: GSAA Home Equity Trust 2006-1, Asset-Backed Certificates Series 2006-1, Class ___
                           -------------------------------------------

Ladies and Gentlemen:

                  In connection with our disposition of the above Certificates we certify that (a) we understand that the Certificates have not been registered under the Securities Act of 1933, as amended (the "Act"), and are being disposed by us in a transaction that is exempt from the registration requirements of the Act, (b) we have not offered or sold any Certificates to, or solicited offers to buy any Certificates from, any person, or otherwise approached or negotiated with any person with respect thereto, in a manner that would be deemed, or taken any other action which would result in, a violation of Section 5 of the Act and (c) to the extent we are disposing of a Residual Certificate, (A) we have no knowledge the Transferee is not a Permitted Transferee and (B) after conducting a reasonable investigation of the financial condition of the Transferee, we have no knowledge and no reason to believe that the Transferee will not pay all taxes with respect to the Residual Certificates as they become due and (C) we have no reason to believe that the statements made in paragraphs 7, 10 and 11 of the Transferee's Residual Transfer Affidavit are false.

                                    Very truly yours,



                                    _________________________________
                                    Print Name of Transferor


                                    By:______________________________
                                    Authorized Officer

                                   EXHIBIT I


                           FORM OF RULE 144A LETTER

                                                            ____________, 20__

GS Mortgage Securities Corp.
85 Broad Street
New York, New York 10004
Attention:

JPMorgan Chase Bank, National Association.
[Address]

                  Re: GSAA Home Equity Trust 2006-1, Asset-Backed Certificates, Series 2006-1, Class [__]
                           -------------------------------------------

Ladies and Gentlemen:

                  In connection with our acquisition of the above Certificates we certify that (a) we understand that the Certificates are not being registered under the Securities Act of 1933, as amended (the "Act"), or any state securities laws and are being transferred to us in a transaction that is exempt from the registration requirements of the Act and any such laws, (b) we have such knowledge and experience in financial and business matters that we are capable of evaluating the merits and risks of investments in the Certificates, (c) we have had the opportunity to ask questions of and receive answers from the Depositor concerning the purchase of the Certificates and all matters relating thereto or any additional information deemed necessary to our decision to purchase the Certificates, (d) either we are purchasing a Class A-1 Certificate, Class A-2 Certificate, Class A-3 Certificate, Class A-4, Class M-1 Certificate, Class M-2 Certificate, Class M-3 Certificate, Class M-4, Class M-5, Class B-1, Class B-2 or a Class B-3 Certificate, or we are not an employee benefit plan that is subject to Title I of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or a plan or arrangement that is subject to Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code"), or a plan subject to any federal, state or local law materially similar to the foregoing provisions of ERISA or the Code, nor are we acting on behalf of any such plan or arrangement or using the assets of any such plan or arrangement to effect such acquisition, or, with respect to a Class B-3, Class X Certificate or Class P Certificate that has been the subject of an ERISA-Qualifying Underwriting, the purchaser is an insurance company that is purchasing this certificate with funds contained in an "insurance company general account" (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 ("PTCE 95-60")) and the purchase and holding of such Certificates satisfy the requirements for exemptive relief under Sections I and III of PTCE 95-60, (e) we have not, nor has anyone acting on our behalf offered, transferred, pledged, sold or otherwise disposed of the Certificates, any interest in the Certificates or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Certificates, any interest in the Certificates or any other similar security from, or otherwise approached or negotiated with respect to the Certificates, any interest in the Certificates or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Certificates under the Securities Act or that would render the disposition of the Certificates a violation of Section 5 of the Securities Act or require registration pursuant thereto, nor will act, nor has authorized or will authorize any person to act, in such manner with respect to the Certificates and (f) we are a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act and have completed either of the forms of certification to that effect attached hereto as Annex 1 or Annex 2. We are aware that the sale to us is being made in reliance on Rule 144A. We are acquiring the Certificates for our own account or for resale pursuant to Rule 144A and further, understand that such Certificates may be resold, pledged or transferred only (i) to a person reasonably believed to be a qualified institutional buyer that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (ii) pursuant to another exemption from registration under the Securities Act.

                                                          ANNEX 1 TO EXHIBIT I

           QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A
           --------------------------------------------------------

         [For Transferees Other Than Registered Investment Companies]

                  The undersigned (the "Buyer") hereby certifies as follows to the parties listed in the Rule 144A Transferee Certificate to which this certification relates with respect to the Certificates described therein:

                  1. As indicated below, the undersigned is the President, Chief Financial Officer, Senior Vice President or other executive officer of the Buyer.

                  2. In connection with purchases by the Buyer, the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933, as amended ("Rule 144A"), because (i) the Buyer owned and/or invested on a discretionary basis $___________(1) in securities (except for the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A and (ii) the Buyer satisfies the criteria in the category marked below.

____ Corporation, etc. The Buyer is a corporation (other than a bank, savings and loan association or similar institution), Massachusetts or similar business trust, partnership, or charitable organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended.

____ Bank. The Buyer (a) is a national bank or banking institution organized under the laws of any State, territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the State or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.

____ Savings and Loan. The Buyer (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a State or Federal authority having supervision over any such institutions or is a foreign savings and loan association or equivalent institution and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.

____ Broker-dealer. The Buyer is a dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934.

____ Insurance Company. The Buyer is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a State, territory or the District of Columbia.

_________________
(1) Buyer must own and/or invest on a discretionary basis at least $100,000,000 in securities unless Buyer is a dealer, and, in that case, Buyer must own and/or invest on a discretionary basis at least $10,000,000 in securities.

____ State or Local Plan. The Buyer is a plan established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees.

____ ERISA Plan. The Buyer is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974.

____ Investment Advisor. The Buyer is an investment advisor registered under the Investment Advisors Act of 1940.

____ Small Business Investment Company. Buyer is a small business investment company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

____ Business Development Company. Buyer is a business development company as defined in Section 202(a)(22) of the Investment Advisors Act of 1940.


                  3. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Buyer, (ii) securities that are part of an unsold allotment to or subscription by the Buyer, if the Buyer is a dealer, (iii) securities issued or guaranteed by the U.S. or any instrumentality thereof, (iv) bank deposit notes and certificates of deposit,
(v) loan participations, (vi) repurchase agreements, (vii) securities owned but subject to a repurchase agreement and (viii) currency, interest rate and commodity swaps.

                  4. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Buyer, the Buyer used the cost of such securities to the Buyer and did not include any of the securities referred to in the preceding paragraph, except (i) where the Buyer reports its securities holdings in its financial statements on the basis of their market value, and (ii) no current information with respect to the cost of those securities has been published. If clause (ii) in the preceding sentence applies, the securities may be valued at market. Further, in determining such aggregate amount, the Buyer may have included securities owned by subsidiaries of the Buyer, but only if such subsidiaries are consolidated with the Buyer in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Buyer's direction. However, such securities were not included if the Buyer is a majority-owned, consolidated subsidiary of another enterprise and the Buyer is not itself a reporting company under the Securities Exchange Act of 1934, as amended.

                  5. The Buyer acknowledges that it is familiar with Rule 144A and understands that the seller to it and other parties related to the Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Buyer may be in reliance on Rule 144A.

                  6. Until the date of purchase of the Rule 144A Securities, the Buyer will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice is given, the Buyer's purchase of the Certificates will constitute a reaffirmation of this certification as of the date of such purchase. In addition, if the Buyer is a bank or savings and loan is provided above, the Buyer agrees that it will furnish to such parties updated annual financial statements promptly after they become available.

                                      -----------------------------
                                      Print Name of Transferee


                                      By:
                                         ------------------------------
                                               Name:
                                               Title:


                                      Date:
                                           ----------------------------

                                                          ANNEX 2 TO EXHIBIT I

           QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A
           --------------------------------------------------------

          [For Transferees That are Registered Investment Companies]

                  The undersigned (the "Buyer") hereby certifies as follows to the parties listed in the Rule 144A Transferee Certificate to which this certification relates with respect to the Certificates described therein:

                  1. As indicated below, the undersigned is the President, Chief Financial Officer or Senior Vice President of the Buyer or, if the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933, as amended ("Rule 144A"), because Buyer is part of a Family of Investment Companies (as defined below), is such an officer of the Adviser.

                  2. In connection with purchases by Buyer, the Buyer is a "qualified institutional buyer" as defined in SEC Rule 144A because (i) the Buyer is an investment company registered under the Investment Company Act of 1940, as amended and (ii) as marked below, the Buyer alone, or the Buyer's Family of Investment Companies, owned at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year. For purposes of determining the amount of securities owned by the Buyer or the Buyer's Family of Investment Companies, the cost of such securities was used, except (i) where the Buyer or the Buyer's Family of Investment Companies reports its securities holdings in its financial statements on the basis of their market value, and (ii) no current information with respect to the cost of those securities has been published. If clause (ii) in the preceding sentence applies, the securities may be valued at market.
____ The Buyer owned $___________ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

____ The Buyer is part of a Family of Investment Companies which owned in the aggregate $__________ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

                  3. The term "Family of Investment Companies" as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

                  4. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Buyer or are part of the Buyer's Family of Investment Companies, (ii) securities issued or guaranteed by the U.S. or any instrumentality thereof, (iii) bank deposit notes and certificates of deposit, (iv) loan participations, (v) repurchase agreements,
(vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps.

                  5. The Buyer is familiar with Rule 144A and understands that the parties listed in the Rule 144A Transferee Certificate to which this certification relates are relying and will continue to rely on the statements made herein because one or more sales to the Buyer will be in reliance on Rule 144A. In addition, the Buyer will only purchase for the Buyer's own account.

                  6. Until the date of purchase of the Certificates, the undersigned will notify the parties listed in the Rule 144A Transferee Certificate to which this certification relates of any changes in the information and conclusions herein. Until such notice is given, the Buyer's purchase of the Certificates will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.



                                    __________________________________
                                    Print Name of Transferee



                                    By:_______________________________
                                        Name:
                                        Title:


                                    IF AN ADVISER:



                                    __________________________________
                                    Print Name of Buyer


                                    Date:______________________________

                                   EXHIBIT J


                                  [RESERVED]

                                   EXHIBIT K


                                  [RESERVED]

                                   EXHIBIT L

           Amended and Restated Mortgage Loan Flow Purchase, Sale &
          Servicing Agreement, dated as of December 1, 2005, between
               Goldman Sachs Mortgage Company and PHH Mortgage
         Corporation (formerly known as Cendant Mortgage Corporation)
       and Bishop's Gate Residential Mortgage Trust (formerly known as
                      Cendant Residential Mortgage Trust)


     [See Exhibit 99.5 as filed with the Commission on February 14, 2006]

                                   EXHIBIT M

         Master Mortgage Loan Purchase Agreement, dated April 1, 2004, as amended by Amendment No. 1, dated as of July 1, 2004, and as amended by Amendment No. 2, dated as of January 1, 2005,
         between GreenPoint Mortgage Funding, Inc. and Goldman Sachs
                               Mortgage Company


     [See Exhibit 99.9 as filed with the Commission on February 14, 2006]

                                   EXHIBIT N

         Servicing Agreement, dated as of April 1, 2004, as amended by
         Amendment No. 1, dated as of July 1, 2004, and as amended by
            Amendment No. 2, dated as of January 1, 2005, between
         GreenPoint Mortgage Funding, Inc. and Goldman Sachs Mortgage
                                   Company



     [See Exhibit 99.9 as filed with the Commission on February 14, 2006]

                                   EXHIBIT O

            Flow Seller's Warranties and Servicing Agreement, dated
           November 1, 2004, between Goldman Sachs Mortgage Company
                          and SunTrust Mortgage, Inc.





     [See Exhibit 99.7 as filed with the Commission on February 14, 2006]

                                   EXHIBIT P

                    Amended and Restate Master Mortgage Loan Purchase
             Agreement, dated on or about January 1, 2006 between Countrywide Home Loans, Inc. and Goldman Sachs Mortgage Company




                         [On File with the Depositor]

                                   EXHIBIT Q

            Servicing Agreement, dated on or about January 1, 2006
        between Countrywide Home Loans Servicing LP and Goldman Sachs
                               Mortgage Company





                         [On File with the Depositor]

                                   EXHIBIT R

        Form of Master Loan Purchase Agreement, between various sellers and Goldman Sachs Mortgage Company

                                [See Attached]




                        MASTER LOAN PURCHASE AGREEMENT

This Master Loan Purchase Agreement ("MLPA"), dated as of _______________, 2005, by and between _____________________ (the "Seller") and Goldman Sachs Mortgage Company.

                                  WITNESSETH:

         WHEREAS, from time to time, the Seller desires to sell to Goldman Sachs Mortgage Company, and, from time to time, Goldman Sachs Mortgage Company desires to purchase, through its residential mortgage loan conduit (the "Conduit"), from the Seller, certain conforming and non-conforming, subprime and Alt-A, first and second lien residential mortgage loans (the "Loans") on a servicing released basis as described herein, and which shall be delivered as whole loans on certain dates mutually agreed upon by the parties hereto (each, a "Funding Date"); and

         WHEREAS, following its purchase of the Loans from the Seller, Goldman Sachs Mortgage Company desires to sell some or all of the Loans to one or more successor owners as whole loan transfers or a depositor or trustee in a public or private securitization; and

         NOW THEREFORE, in consideration of the purposes of this MLPA and of all the provisions and mutual promises contained in it, the Seller and Goldman Sachs Mortgage Company agree to all that this MLPA contains.

1.       Definitions

         Eligible Seller: Shall mean a Seller that meets the eligibility requirements set forth in Chapter I of the Sellers Guide.

         Commitment: Shall mean the agreement between the Seller and Goldman Sachs Mortgage Company with respect to the purchase of Loans pursuant to the Program Documents which is evidenced by either (i) the Seller's selection of "Lock" on the Conduit website and the Seller's receipt of a Loan Lock Confirmation or (ii) the Seller's verbal agreement to the purchase price offered by Goldman Sachs Mortgage Company and a confirmation forwarded to the Seller by Lydian Data Services.

         Final Purchase Advice: Shall mean the documentation prepared in connection with the calculation of the purchase price for any Loan to be purchased by Goldman Sachs Mortgage Company pursuant to the Program Documents as provided on the Conduit website.

         Loan Lock Confirmation: Shall mean either the receipt by the Seller of a confirmation on the Conduit website after the Seller's selection of "Lock" on the Conduit website.

         Program Documents: As defined in Section 2(a) of this MLPA. Program
         Supplement: As defined in Section 2(a) of this MLPA.

         Sellers Guide: Shall mean the Goldman Sachs Mortgage Company Sellers Guide, dated as of August 30, 2004, as the same may be amended, modified, updated or supplemented from time to time, as provided therein.

         Underwriting Guide: Shall mean the Goldman Sachs Mortgage Company Underwriting Guide, dated as of August 30, 2004, as the same may be amended, modified, updated or supplemented from time to time, as provided therein.

2.       Explanation of Program

         (a) Purpose of this MLPA. The purpose of this MLPA is to provide the terms and conditions under which the Seller will sell Loans to Goldman Sachs Mortgage Company, on a servicing released basis, under the Program Documents. The Program Documents include the Sellers Guide, any Program Supplement, this MLPA, the Underwriting Guide and any updates, modifications, supplements and amendments to the foregoing, each Commitment and any other written agreement between the Seller and Goldman Sachs Mortgage Company relating to the transactions contemplated by the Program Documents. When and if, new loan programs are offered to the Seller, a program supplement describing such program features and terms (each, a "Program Supplement') will amend the Sellers Guide and/or the Underwriting Guide and be incorporated by reference into such Program Documents. References to the Program Documents in this MLPA means the Program Documents as they now exist and as the same may be amended, supplemented, modified or updated from time to time, and such amendments, supplements, modifications and updates to the Program Documents are applicable to the Seller and any Loans sold to Goldman Sachs Mortgage Company after the effective date of such amendments, supplements, modifications and updates unless the terms thereof state otherwise. Goldman Sachs Mortgage Company may amend the Sellers Guide, any Program Supplement and the Underwriting Guide, at its sole discretion, by posting amendments to the Sellers Guide, any Program Supplement or the Underwriting Guide on the Conduit website at least thirty (30) days prior to the effective date of any such amendments to the Sellers Guide, any Program Supplement or the Underwriting Guide, when practicable. Notwithstanding the foregoing, however, Goldman Sachs Mortgage Company shall not be liable to any other person or entity, including but not limited to the Seller, for any loss, cost or expense resulting directly or indirectly from Seller's noncompliance with the Sellers Guide, any Program Supplement or the Underwriting Guide as the same may be amended or supplemented from time to time. The term "Sellers Guide", "Program Supplement" or "Underwriting Guide" also includes any document, instrument or agreement that, in whole or in part, supersedes or is substituted for the Sellers Guide, the Program Supplement or the Underwriting Guide, as applicable.

         (b) Appointment of Lydian Data Services. Goldman Sachs Mortgage Company has appointed Lydian Data Services as its agent to perform a due diligence review of the Loans proposed to be sold to Goldman Sachs Mortgage Company pursuant to the Program Documents to confirm that such Loans meet the criteria set forth in the Sellers Guide, any applicable Program Supplement and the Underwriting Guide. As provided in the Sellers Guide, the Seller shall forward all required documentation with respect to the origination and/or servicing of each Loan in the manner and in the form described in the Sellers Guide.

3.       Representations, Warranties and Covenants

         The Seller hereby represents and warrants to Goldman Sachs Mortgage Company as of the date of this MLPA and as of each Funding Date, as follows:

                  (i) the Seller has received, and is familiar with the provisions of the Sellers Guide which are made a part hereof and are incorporated by reference herein as fully as if set forth herein;

                  (ii) the Seller is an Eligible Seller, and that it has the personnel, facilities and quality control systems required and necessary to originate and sell Loans to Goldman Sachs Mortgage Company in accordance with the Program Documents;

                  (iii) all of the representations and warranties of the Seller as to itself and the Loans as set forth in the Sellers Guide are true and correct in all respects; and

                  (iv) the Seller has no reason to believe that it cannot perform all of the obligations required to be performed by the Seller as set forth in the Program Documents.

         In addition, the Seller hereby acknowledges and agrees that its execution of this MLPA signifies its agreement to be bound by all of the terms, conditions and covenants of the Program Documents as in effect on the date of this MLPA and any and all updates, supplements, modifications and amendments to the Program Documents in effect on each Funding Date.

         Goldman Sachs Mortgage Company hereby represents and warrants to the Seller, as of the date of this MLPA and as of each Funding Date, as follows:

                  (i) Goldman Sachs Mortgage Company is duly organized, validly existing and in good legal standing under the laws of its jurisdiction of organization, and has the requisite power and authority to enter into this MLPA and the agreements contemplated by this MLPA;

                  (ii) this MLPA has been duly authorized, executed and delivered by Goldman Sachs Mortgage Company and, assuming due authorization, execution and delivery by the Seller, constitutes a valid and legally binding agreement of Goldman Sachs Mortgage Company, enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or reorganization or other similar laws now or hereafter in effect affecting creditors' rights generally, and general principles of equity;

                  (iii) there is no action, proceeding or investigation pending or, to the best of Goldman Sachs Mortgage Company's knowledge, threatened, that questions the validity of this MLPA or any action to be taken by Goldman Sachs Mortgage Company pursuant to this MLPA; and

                  (iv) the execution and delivery of this MLPA by Goldman Sachs Mortgage Company and the performance of and compliance with the terms of this MLPA will not violate any provisions of its limited partnership agreement or by-laws or constitute a material default under or result in a material breach or acceleration of, any material contract, agreement or other instrument to which Goldman Sachs Mortgage Company is a party.

4.       Remedies for Breach of Representations and Warranties or Failure to
         Perform

         The Seller hereby acknowledges and agrees that Goldman Sachs Mortgage Company shall be entitled to exercise any and all remedies set forth in the Sellers Guide with respect to any breach of a representation or warranty of the Seller as set forth in this MLPA or the Sellers Guide or any failure of the Seller to perform any of its obligations set forth in this MLPA or the Sellers Guide in connection with the consummation of the transactions contemplated hereby or thereby. Such remedies shall be made a part hereof and are incorporated herein by reference as fully as if set forth herein.

5.       Sale of Loans

         (a) Documents Governing Sale of Loans. Purchases of Loans approved by Goldman Sachs Mortgage Company will be governed by the Program Documents. In the event of any inconsistency between the terms of this MLPA and any Commitment entered into by the Seller and Goldman Sachs Mortgage Company after the date of this MLPA, the terms of the purchase of the related Loans will be governed first by the related Commitment and second by this MLPA.

         (b) Ownership of Records. As of the date of its purchase of any Loans, all rights arising out of the Loans including, but not limited to, all funds received by the Seller and required to be remitted to Goldman Sachs Mortgage Company, as evidenced by the Final Purchase Advice, and all records required to document or service any Loan purchased by Goldman Sachs Mortgage Company shall be vested solely in Goldman Sachs Mortgage Company or its designee. The Seller acknowledges and agrees that the Seller is selling all Loans on a servicing released basis and that the purchase price received by the Seller as consideration for the sale of each Loan includes the value of the servicing rights related thereto. Accordingly, the Seller will deliver all records required to document and/or service any Loan promptly as required pursuant to the provisions of the Program

                  Documents. The sale of each Loan shall be reflected as a sale on the Seller's business records, tax returns and financial statements.

         (c) Custodianship of Funds. The Seller shall act as a custodian for Goldman Sachs Mortgage Company or its designee of all funds required to be remitted to Goldman Sachs Mortgage Company that the Seller receives from, or on behalf of, a mortgagor whose Loan has been purchased by Goldman Sachs Mortgage Company or from any other obligor under such Loan including, but not limited to, funds placed in escrow accounts on or after the Funding Date of any Loan or any payments of principal and/or interest by a mortgagor under any Loan erroneously paid to the Seller which are due to be paid to Goldman Sachs Mortgage Company or its designee and shall hold such funds in trust for Goldman Sachs Mortgage Company or its designee prior to delivery of such funds to Goldman Sachs Mortgage Company or its designee. The Seller will submit to Goldman Sachs Mortgage Company or its designee complete and accurate records reflecting the ownership of Goldman Sachs Mortgage Company or its designee of such escrow accounts, payments under the Loan, or other funds due to Goldman Sachs Mortgage Company or its designee, including analyses of the cash balances on hand and of the receipt and disposition of all funds handled by the Seller on Goldman Sachs Mortgage Company's or its designee's behalf, such funds shall be delivered by the Seller to Goldman Sachs Mortgage Company or its designee within two
                  (2) business days of receipt thereof.

6.       Re-sale of Loans; Assignment of MLPA

         (a) Re-sale by Goldman Sachs Mortgage Company. The Seller acknowledges and agrees that Goldman Sachs Mortgage Company intends to sell or securitize the Loans purchased from the Seller. In connection therewith, the Seller agrees that Goldman Sachs Mortgage Company shall assign its rights, title and interest in such Loans and this MLPA to any successor owner, depositor or trustee in a public or private securitization, including without limitation, the representations and warranties made by the Seller with respect to itself and each Loan and the right to enforce its remedies, which may be set forth herein and/or incorporated herein by reference.

         (b) Reliance on Seller. Goldman Sachs Mortgage Company has entered into this MLPA in reliance upon the independent status of the Seller and upon the representations of the Seller as to the adequacy of its facilities, personnel, records, and procedures, its integrity, reputation and financial standing, and the continuance thereof. Therefore, the Seller may not assign this MLPA under any circumstances and any purported assignment hereof shall be void.

         (c) Continued Existence of the Seller. The Seller will keep in full effect its existence, rights and franchises, and will obtain and preserve its qualification to do business in each jurisdiction in which such qualification to do business is or shall be necessary to protect the validity and enforceability of this MLPA or any of the Loans, and to perform its duties under this MLPA.

         (d) Successors. The Seller shall obtain the consent of Goldman Sachs Mortgage Company prior to the consummation of any merger or consolidation of the Seller. Any entity into which the Seller may be merged or consolidated, or any entity resulting from any merger, conversion or consolidation to which the Seller shall be a party, or any entity succeeding to the business of the Seller, must be approved by Goldman Sachs Mortgage Company as an Eligible Seller under the Program Documents prior to any sale of Loans to Goldman Sachs Mortgage Company under the Program Documents and must have the ability to perform all of the obligations of the Seller under the Program Documents with respect to any Loans previously sold to Goldman Sachs Mortgage Company under the Program Documents.

7.       Termination of Seller Status

         The rights of the Seller under this MLPA may be terminated with or without cause at the option of Goldman Sachs Mortgage Company in accordance with the provisions of Chapter I of the Sellers Guide or any other termination provision contained in any other Program Document.

8.       Notice

         Any notice required or permitted under this MLPA will be posted on the Conduit website or delivered in writing as follows:

         If Goldman Sachs Mortgage Company needs to notify a Seller for any reason, Goldman Sachs Mortgage Company will either post the information on the Conduit website or send the information to the Seller at its address shown under its signature below. All such notices must be sent either by certified mail, return receipt requested, postage prepaid or by a nationally recognized overnight air courier service which provides a receipt evidencing delivery to the addressee, a fax with confirmation of delivery or an e-mail to the appropriate address or fax number listed below.

         If the Seller needs to notify Goldman Sachs Mortgage Company for any reason, the Seller will send the information to Goldman Sachs Mortgage Company at its address shown under its signature below. All such notices must be sent by certified mail, return receipt requested, postage prepaid or by a nationally recognized overnight air courier service which provides receipt evidencing delivery to the addressee, a fax with confirmation of delivery, or an e-mail to the appropriate address or fax number listed below.

9.       Governing Law

         This MLPA is made in the State of New York and shall be construed in accordance with the laws of the State of New York without regard to any conflicts of law provisions and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with the laws of the State of New York.

10.      Effective Date of MLPA

         This contract is not effective until it is executed by Goldman Sachs Mortgage Company and the Seller. An executed original of the MLPA will be promptly returned by Goldman Sachs Mortgage Company to the Seller.

11.      Legal Status of Parties

         At all times, the Seller shall act as an independent contractor. Nothing herein contained shall be deemed or construed to create a co-partnership or joint venture between the parties hereto.

12.      Indemnification

         The Seller shall indemnify Goldman Sachs Mortgage Company and hold Goldman Sachs Mortgage Company harmless against all losses, damages, penalties, fines, forfeitures, legal expenses, judgments and any other costs, fees and expenses resulting from Goldman Sachs Mortgage Company's execution, delivery or performance of this MLPA. In addition, the Seller hereby acknowledges and agrees that all indemnification obligations of the Seller as set forth in the Sellers Guide are incorporated by reference herein and are enforceable by Goldman Sachs Mortgage Company as if fully set forth in this MLPA.

13.      Remedies Cumulative

         All rights and remedies of Goldman Sachs Mortgage Company under this MLPA and the Sellers Guide are distinct and cumulative not only as to each other but as to any rights and remedies afforded by law or equity. They may be exercised together, separately and successively. These rights and remedies are for the benefit of Goldman Sachs Mortgage Company and its successors and assigns.

14.      Severability of Provisions

         Any part, provision, representation or warranty of this MLPA which is prohibited or unenforceable or is held to be void or unenforceable in any jurisdiction shall be ineffective, as to such jurisdiction, to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof. The parties shall use their best efforts to achieve the purpose of the invalid part, provision, representation or warranty by a new valid stipulation.

15.      Waivers

         No term or provision of this MLPA may be waived or modified unless such waiver or modification is in writing and signed by the party against whom such waiver or modification is sought to be enforced.

16.      Consent to Service; Submission to Jurisdiction

         Each party irrevocably consents to the service of process by registered or certified mail, postage prepaid, to it at its address given in or pursuant to Section 8. With respect to any claim arising out of this MLPA each party (a) irrevocably submits to the exclusive jurisdiction of the courts of the State of New York and United States District Court located in the Borough of Manhattan in New York City, and (b) irrevocably waives (i) any objection which it may have at any time to the venue of any suit, action or proceeding arising out of or relating hereto brought in any such court, (ii) any claim that any such suit, action or proceeding brought to any such court has been brought in any inconvenient forum and (iii) the right to object, with respect to such claim, suit, action or proceeding brought in any such court, that such court does not have jurisdiction over such party.

17.      Non-Solicitation

         The Seller covenants and agrees that it shall not take any action to solicit the refinancing of any Loan or provide information to any other entity to solicit the refinancing of any Loan or take any action in any manner that would encourage prepayment of the Loans.

18.      Fees

         Each party will bear its own costs and expenses. All costs and expenses incurred in connection with the transfer and delivery of the Loans to Goldman Sachs Mortgage Company or its designee or in connection with the repurchase of the Loans if required, including the Seller's attorneys' fees and disbursements, recording fees, fees for title policy endorsements and continuations and fees for recording Assignments of Mortgage shall be paid by the Seller.

19.      Broker/Third Party Involvement

         Goldman Sachs Mortgage Company and the Seller represent that no other party is entitled to collect any compensation, fee, commission or other remuneration of any kind whatsoever in connection with the transactions contemplated hereby. Accordingly, each party shall indemnify, defend and hold harmless the other from and against any claims for broker's or finder's fees by any party based upon actions or alleged actions of the indemnifying party.

20.      Amendment of Program Documents

         The Sellers Guide, any Program Supplement and the Underwriting Guide may be amended, modified, supplemented or updated by Goldman Sachs Mortgage Company from time to time by the posting of any such amendment, modification, supplement or update on the Conduit website. Any such amendment, modification, supplement or update shall be binding on the Seller as of the published effective date of such amendment, modification, supplement or update, except that: (a) no such amendment, modification, supplement or update which is materially adverse to the Seller will affect any Loans previously purchased from the Seller by Goldman Sachs Mortgage Company;

         and (b) no such amendment, modification, supplement or update shall affect any Loan which Goldman Sachs Mortgage Company has agreed to purchase pursuant to the Program Documents in effect prior to such amendment, modification, supplement or update. The Seller hereby acknowledges and agrees that by executing this MLPA, it evidences its agreement to be bound by the terms and conditions of any such amendment, modification, supplement or update and that the Seller and the Loans purchased on or after the effective date of any such amendment, modification, supplement or update shall comply with the terms and conditions of such amendment, modification, supplement or update on and after the effective date thereof.

21.      Single Agreement

         This MLPA incorporates, by reference, the terms set forth in the Sellers Guide, and all Program Documents, all of which together constitute a single agreement and set forth the entire agreement and understanding of the Seller and Goldman Sachs Mortgage Company in respect of the subject matter thereof. In the event that any term or provision of the Sellers Guide conflicts with any term or provision of this MLPA, the terms of this MLPA shall control.

22.      Further Agreements

         The Seller and Goldman Sachs Mortgage Company each agree to execute and deliver to the other such reasonable and appropriate additional documents, instruments and agreements as may be necessary or appropriate to effectuate the purposes of this MLPA.

23.      Reproduction of Documents

         This MLPA and all documents relating thereto, including, without limitation, (a) consents, waivers and modifications which may hereafter be executed, (b) documents received by any party at the closing, and (c) financial statements, certificates and other information previously or hereafter furnished, may be reproduced by any photographic, photostatic, microfilm, micro-card, miniature photographic or other similar process. The parties agree that any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding, whether or not the original is in existence and whether or not such reproduction was made by a party in the regular course of business, and that any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.

24.      Counterparts

         This MLPA may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original, and all such counterparts shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties have executed this Master Loan Purchase Agreement by proper officials duly authorized on the date hereinafter set forth. This Master Loan Purchase Agreement shall take effect as of the date of its execution, by facsimile or manual signature, by a duly authorized officer of Goldman Sachs Mortgage Company and the Seller.

_______________________________________________________________________
Name of Seller

_______________________________________________________________________
Organized Under the Laws of


_______________________________________________________________________
Principal Place of Business: Street Address, City, State, Zip

__________________________________________________
Type Name and Title of Seller's Authorized Officer


_______________________________________________________________________
Signature of Seller's Authorized Officer

_______________________________________________________________________
Date


GOLDMAN SACHS MORTGAGE COMPANY

By: Goldman Sachs Real Estate Funding Corp., its general partner

_______________________________________________________________________
Organized Under the Laws of


30 Hudson Street, 17th Floor, Jersey City, New Jersey 07302
Business Address

_______________________________________________________________________
Type Name and Title of Authorized Officer


_______________________________________________________________________
Signature of Authorized Officer

_______________________________________________________________________
Date

                                   EXHIBIT S

          Flow Servicing Agreement, dated as of May 1, 2005, between
            Countrywide Home Loans Servicing LP and Goldman Sachs
                               Mortgage Company





                         [On File with the Depositor]

                                  EXHIBIT T-1

                       FORM OF PERFORMANCE CERTIFICATION
                               (Master Servicer)

         Re: Master Servicing and Trust Agreement, dated as of January 1, 2006 (the "Agreement"), among GS Mortgage Securities Corp., as depositor (the "Depositor"), U.S. Bank, National Association, as trustee (the "Trustee"), JPMorgan Chase Bank, National Association, as master servicer (the "Master Servicer") and securities administrator (the "Securities Administrator"), Deutsche Bank National Trust Company, as a custodian and JPMorgan Trust Company, N.A., as a custodian (each, a "Custodian").

         I, ________________________________, the _______________________ of
[NAME OF COMPANY] (the "Company"), certify to the Depositor, and its officers, with the knowledge and intent that they will rely upon this certification, that:

                  (1) I have reviewed the servicer compliance statement of the Company provided in accordance with Item 1123 of Regulation AB (the "Compliance Statement"), the report on assessment of the Company's compliance with the servicing criteria set forth in Item 1122(d) of Regulation AB (the "Servicing Criteria"), provided in accordance with Rules 13a_18 and 15d_18 under Securities Exchange Act of 1934, as amended (the "Exchange Act") and Item 1122 of Regulation AB (the "Servicing Assessment"), all servicing reports, officer's certificates and other information relating to the servicing of the Mortgage Loans by the Company during 200[ ] that were prepared and delivered by the Company to the Depositor and the Securities Administrator pursuant to the Agreement, and as may have been amended in a report, certification or document subsequently prepared and delivered by the Company (collectively, the "Company Servicing Information");

                  (2) Based on my knowledge, the Company Servicing Information, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in the light of the circumstances under which such statements were made, not misleading with respect to the period of time covered by the Company Servicing Information;

                  (3) Based on my knowledge, all of the Company Servicing Information required to be provided by the Company under the Agreement has been provided to the Depositor;

                  (4) I am responsible for reviewing the activities performed by the Company as a servicer under the Agreement, and based on my knowledge and the compliance review conducted in preparing the Compliance Statement and except as disclosed in the Compliance Statement or the Servicing Assessment, the Company has fulfilled its obligations under the Agreement; and




                                      T-1-1

                  (5) The Compliance Statement required to be delivered by the Company pursuant to the Agreement and the Servicing Assessment required to be provided by the Company and by any Subservicer or Subcontractor pursuant to the Agreement, have been provided to the Depositor. Any material instances of noncompliance have been disclosed in such reports.


                                        Date: _________________________


                                        By:  ________________________________
                                             Name:
                                             Title:


                                     T-1-2

                                  EXHIBIT T-2

                       FORM OF PERFORMANCE CERTIFICATION
                          (Securities Administrator)

         Re: Master Servicing and Trust Agreement, dated as of January 1, 2006 (the "Agreement"), among GS Mortgage Securities Corp., as depositor (the "Depositor"), U.S. Bank, National Association, as trustee (the "Trustee"), JPMorgan Chase Bank, National Association, as master servicer (the "Master Servicer") and securities administrator (the "Securities Administrator"), Deutsche Bank National Trust Company, as a custodian and JPMorgan Trust Company, N.A., as a custodian (each, a "Custodian").


         The Securities Administrator (the "Company"), certifies to the Depositor, and its officers, with the knowledge and intent that they will rely upon this certification, that:

                  (1) The Securities Administrator has reviewed the report on assessment of the Company's compliance with the servicing criteria set forth in Item 1122(d) of Regulation AB (the "Servicing Criteria"), provided in accordance with Rules 13a_18 and 15d_18 under Securities Exchange Act of 1934, as amended (the "Exchange Act") and
         Item 1122 of Regulation AB (the "Servicing Assessment"), all reports on Form 10_D containing statements to certificateholders filed in respect of the period included in the year covered by the annual report of the Trust Fund (collectively, the "Distribution Date Statements");

                  (2) Assuming the accuracy and completeness of the information delivered to the Company by the Master Servicer as provided in the Agreement and subject to paragraph (4) below, the distribution information determined by the Company and set forth in the Distribution Date Statements contained in all Form 10_D's included in the year covered by the annual report of such Trust on Form 10_K for the calendar year 200[ ], is complete and does not contain any material misstatement of fact as of the last day of the period covered by such annual report;

                  (3) Based solely on the information delivered to the Company by the Master Servicer as provided in the Agreement, (i) the distribution information required under the Agreement to be contained in the Trust Fund's Distribution Date Statements and (ii) the servicing information required to be provided by the Master Servicer to the Securities Administrator for inclusion in the Trust Fund's Distribution Date Statements, to the extent received by the Securities Administrator from the Master Servicer in accordance with the Agreement, is included in such Distribution Date Statements;

                  (4) The Company is not certifying as to the accuracy, completeness or correctness of the information which it received from the Master Servicer and did not independently verify or confirm the accuracy, completeness or correctness of the information provided by the Master Servicer; and



                                     T-2-1

                  (5) The Servicing Assessment required to be provided by the Company pursuant to the Agreement, has been provided to the Depositor. Any material instances of noncompliance described in such report have been disclosed to the Depositor. Any material instance of noncompliance with the Servicing Criteria has been disclosed in such report.


                                   Date: _________________________


                                   By:   ________________________________
                                         Name:
                                         Title:





                                     T-2-2

                                   EXHIBIT U

          FORM OF SERVICING CRITERIA TO BE ADDRESSED IN ASSESSMENT OF
                             COMPLIANCE STATEMENT

         The assessment of compliance to be delivered by the [Master Servicer] [Securities Administrator] [Custodian] shall address, at a minimum, the criteria identified as below as "Applicable Servicing Criteria":



-----------------------------------------------------------------------------------------------------------------------------------
                                                                                      Master        Securities
                          Servicing Criteria                                         Servicer      Administrator    Custodian
-----------------------------------------------------------------------------------------------------------------------------------
       Reference                                Criteria
-----------------------------------------------------------------------------------------------------------------------------------
                                    General Servicing Considerations

                         Policies and procedures are instituted to monitor any
                         performance or other triggers and events of default
1122(d)(1)(i)            in accordance with the transaction agreements.

                         If any material servicing activities are outsourced
                         to third parties, policies and procedures are
                         instituted to monitor the third party's performance
1122(d)(1)(ii)           and compliance with such servicing activities.

                         Any requirements in the transaction agreements to
                         maintain a back up servicer for the mortgage loans
1122(d)(1)(iii)          are maintained.

                         A fidelity bond and errors and omissions policy is in
                         effect on the party participating in the servicing
                         function throughout the reporting period in the
                         amount of coverage required by and otherwise in
                         accordance with the terms of the transaction
1122(d)(1)(iv)           agreements.                                                      X

                                   Cash Collection and Administration

                         Payments on mortgage loans are deposited into the
                         appropriate custodial bank accounts and related bank
                         clearing accounts no more than two business days
                         following receipt, or such other number of days
1122(d)(2)(i)            specified in the transaction agreements.                         X                   X

                         Disbursements made via wire transfer on behalf of an
                         obligor or to an investor are made only by authorized
1122(d)(2)(ii)           personnel.                                                       X                   X



                                                        U-1

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                      Master        Securities
                          Servicing Criteria                                         Servicer      Administrator    Custodian
-----------------------------------------------------------------------------------------------------------------------------------
       Reference                                Criteria
-----------------------------------------------------------------------------------------------------------------------------------
                         Advances of funds or guarantees regarding
                         collections, cash flows or distributions, and any
                         interest or other fees charged for such advances, are
                         made, reviewed and approved as specified in the
1122(d)(2)(iii)          transaction agreements.                                          X

                         The related accounts for the transaction, such as
                         cash reserve accounts or accounts established as a
                         form of overcollateralization, are separately
                         maintained (e.g., with respect to commingling of
1122(d)(2)(iv)           cash) as set forth in the transaction agreements.                X                   X

                         Each custodial account is maintained at a federally
                         insured depository institution as set forth in the
                         transaction agreements. For purposes of this
                         criterion, "federally insured depository institution"
                         with respect to a foreign financial institution means
                         a foreign financial institution that meets the
                         requirements of Rule 13k 1(b)(1) of the Securities
1122(d)(2)(v)            Exchange Act.                                                    X           X(*)

                         Unissued checks are safeguarded so as to prevent
1122(d)(2)(vi)           unauthorized access.

                         Reconciliations are prepared on a monthly basis for
                         all asset backed securities related bank accounts,
                         including custodial accounts and related bank
                         clearing accounts. These reconciliations are (A)
                         mathematically accurate; (B) prepared within 30
                         calendar days after the bank statement cutoff date,
                         or such other number of days specified in the
                         transaction agreements; (C) reviewed and approved by
                         someone other than the person who prepared the
                         reconciliation; and (D) contain explanations for
                         reconciling items. These reconciling items are
                         resolved within 90 calendar days of their original
1122(d)(2)(vii)          identification, or such other number of days                     X                   X

___________________
*        For 1122(d)(2)(v) the Securities Administrator needs to provide only if it is a "custodial account" for purposes of these servicing criteria. Subject to further clarification from the Commission.

                                                       U-2

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                      Master        Securities
                          Servicing Criteria                                         Servicer      Administrator    Custodian
-----------------------------------------------------------------------------------------------------------------------------------
       Reference                                Criteria
-----------------------------------------------------------------------------------------------------------------------------------
                         specified in the transaction agreements.

                                   Investor Remittances and Reporting

                         Reports to investors, including those to be filed
                         with the Commission, are maintained in accordance
                         with the transaction agreements and applicable
                         Commission requirements. Specifically, such reports
                         (A) are prepared in accordance with timeframes and
                         other terms set forth in the transaction agreements;
                         (B) provide information calculated in accordance with
                         the terms specified in the transaction agreements;
                         (C) are filed with the Commission as required by its
                         rules and regulations; and (D) agree with investors'
                         or the trustee's records as to the total unpaid
                         principal balance and number of mortgage loans
1122(d)(3)(i)            serviced by the Servicer.                                        X                   X

                         Amounts due to investors are allocated and remitted
                         in accordance with timeframes, distribution priority
                         and other terms set forth in the transaction
1122(d)(3)(ii)           agreements.                                                                          X

                         Disbursements made to an investor are posted within
                         two business days to the Servicer's investor records,
                         or such other number of days specified in the
1122(d)(3)(iii)          transaction agreements.                                                              X

                         Amounts remitted to investors per the investor
                         reports agree with cancelled checks, or other form of
1122(d)(3)(iv)           payment, or custodial bank statements.                                               X

                                       Pool Asset Administration

                         Collateral or security on mortgage loans is
                         maintained as required by the transaction agreements
1122(d)(4)(i)            or related mortgage loan documents.                                                                    X

                         Mortgage loan and related documents are safeguarded
1122(d)(4)(ii)           as required by the transaction agreements.                                                             X


                                                        U-3

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                      Master        Securities
                          Servicing Criteria                                         Servicer      Administrator    Custodian
-----------------------------------------------------------------------------------------------------------------------------------
       Reference                                Criteria
-----------------------------------------------------------------------------------------------------------------------------------
                         Any additions, removals or substitutions to the asset
                         pool are made, reviewed and approved in accordance
                         with any conditions or requirements in the
1122(d)(4)(iii)          transaction agreements.

                         Payments on mortgage loans, including any payoffs,
                         made in accordance with the related mortgage loan
                         documents are posted to the Servicer's obligor
                         records maintained no more than two business days
                         after receipt, or such other number of days specified
                         in the transaction agreements, and allocated to
                         principal, interest or other items (e.g., escrow) in
1122(d)(4)(iv)           accordance with the related mortgage loan documents.

                         The Servicer's records regarding the mortgage loans
                         agree with the Servicer's records with respect to an
1122(d)(4)(v)            obligor's unpaid principal balance.

                         Changes with respect to the terms or status of an
                         obligor's mortgage loans (e.g., loan modifications or
                         re agings) are made, reviewed and approved by
                         authorized personnel in accordance with the
                         transaction agreements and related pool asset
1122(d)(4)(vi)           documents.

                         Loss mitigation or recovery actions (e.g.,
                         forbearance plans, modifications and deeds in lieu of
                         foreclosure, foreclosures and repossessions, as
                         applicable) are initiated, conducted and concluded in
                         accordance with the timeframes or other requirements
1122(d)(4)(vii)          established by the transaction agreements.

                         Records documenting collection efforts are maintained
                         during the period a mortgage loan is delinquent in
                         accordance with the transaction agreements. Such
                         records are maintained on at least a monthly basis,
                         or such other period specified in the transaction
1122(d)(4)(viii)         agreements, and describe the entity's



                                                      U-4

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                      Master        Securities
                          Servicing Criteria                                         Servicer      Administrator    Custodian
-----------------------------------------------------------------------------------------------------------------------------------
       Reference                                Criteria
-----------------------------------------------------------------------------------------------------------------------------------
                         activities in monitoring delinquent mortgage loans
                         including, for example, phone calls, letters and payment
                         rescheduling plans in cases where delinquency is
                         deemed temporary (e.g., illness or unemployment).

                         Adjustments to interest rates or rates of return for
                         mortgage loans with variable rates are computed based
1122(d)(4)(ix)           on the related mortgage loan documents.

                         Regarding any funds held in trust for an obligor
                         (such as escrow accounts): (A) such funds are
                         analyzed, in accordance with the obligor's mortgage
                         loan documents, on at least an annual basis, or such
                         other period specified in the transaction agreements;
                         (B) interest on such funds is paid, or credited, to
                         obligors in accordance with applicable mortgage loan
                         documents and state laws; and (C) such funds are
                         returned to the obligor within 30 calendar days of
                         full repayment of the related mortgage loans, or such
                         other number of days specified in the transaction
1122(d)(4)(x)            agreements.

                         Payments made on behalf of an obligor (such as tax or
                         insurance payments) are made on or before the related
                         penalty or expiration dates, as indicated on the
                         appropriate bills or notices for such payments,
                         provided that such support has been received by the
                         servicer at least 30 calendar days prior to these
                         dates, or such other number of days specified in the
1122(d)(4)(xi)           transaction agreements.

                         Any late payment penalties in connection with any
                         payment to be made on behalf of an obligor are paid
                         from the servicer's funds and not charged to the
                         obligor, unless the late payment was due to the
1122(d)(4)(xii)          obligor's error or omission.

                         Disbursements made on behalf of an obligor are posted
1122(d)(4)(xiii)         within two business days to the


                                                      U-5


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                      Master        Securities
                          Servicing Criteria                                         Servicer      Administrator    Custodian
-----------------------------------------------------------------------------------------------------------------------------------
       Reference                                Criteria
-----------------------------------------------------------------------------------------------------------------------------------


                         obligor's records maintained by the servicer, or such other number of days specified in the transaction agreements.

                         Delinquencies, charge offs and uncollectible accounts
                         are recognized and recorded in accordance with the
1122(d)(4)(xiv)          transaction agreements.

                         Any external enhancement or other support, identified
                         in Item 1114(a)(1) through (3) or Item 1115 of
                         Regulation AB, is maintained as set forth in the
1122(d)(4)(xv)           transaction agreements.





                                   [NAME OF MASTER SERVICER] [NAME OF
                                   SECURITIES ADMINISTRATOR] [NAME OF
                                   CUSTODIAN]


                                   Date: ______________________________



                                   By:______________________________________
                                   Name:
                                   Title:



                                     U-6